[LOGO] TAMARACK FUNDS




TAMARACK LARGE CAP GROWTH FUND
TAMARACK MID CAP GROWTH FUND
TAMARACK SMALL CAP GROWTH FUND
TAMARACK ENTERPRISE FUND
TAMARACK ENTERPRISE SMALL CAP FUND
TAMARACK MICROCAP VALUE FUND
TAMARACK VALUE FUND
TAMARACK SMALL CAP INTERNATIONAL FUND

INVESTMENT ADVISOR
VOYAGEUR ASSET MANAGEMENT, INC.
100 South Fifth St. Suite 2300
Minneapolis, MN 55402




                                                            EQUITY FUNDS
                                                             PROSPECTUS
                                                           January 15, 2005
QUESTIONS?
Call 1-800-422-2766                                   CLASS A, CLASS C, CLASS R,
or Your Investment Representative.                           AND CLASS S


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS



                                            RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------------------------------
THIS PROSPECTUS DESCRIBES THE                3-19    Investment Objectives, Principal Investment Strategies,
FOLLOWING EQUITY FUNDS OFFERED                       Principal Risks and Performance Information
BY THE TAMARACK FUNDS                                o 3  Large Cap Growth Fund
("FUNDS"): LARGE CAP EQUITY                          o 5  Mid Cap Growth Fund
FUND, MID CAP EQUITY FUND,                           o 7  Small Cap Growth Fund
SMALL CAP EQUITY FUND,                               o 9  Enterprise Fund
ENTERPRISE FUND, ENTERPRISE                          o 11 Enterprise Small Cap Fund
SMALL CAP FUND, MICROCAP                             o 13 Microcap Value Fund
VALUE FUND, VALUE FUND AND                           o 15 Value Fund
SMALL CAP INTERNATIONAL FUND.                        o 17 Small Cap International Fund
CAREFULLY REVIEW THIS IMPORTANT                20    Fees and Expenses
SECTION, WHICH SUMMARIZES EACH
FUND'S INVESTMENTS, RISKS, PAST
PERFORMANCE, AND FEES.

                                            ADDITIONAL INFORMATION
----------------------------------------------------------------------------------------------------------------
                                               27    Investing for Temporary Defensive Purposes
                                               27    Risk Profile of Mutual Funds
                                               27    Overview of Principal Risks of the Funds

                                            FUND MANAGEMENT
----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             28    Investment Advisor
THE PEOPLE AND ORGANIZATIONS WHO               29    Sub-Advisors
OVERSEE THE FUNDS. THE FUNDS ARE               29    Portfolio Managers
MANAGED BY VOYAGEUR ASSET MANAGEMENT           31    Other Service Providers
INC. ("VOYAGEUR" OR THE "ADVISOR").

                                            SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             32    Pricing of Fund Shares
HOW SHARES ARE VALUED, HOW TO                  34    Purchasing and Adding to Your Shares
PURCHASE, SELL AND EXCHANGE SHARES,            39    Selling Your Shares
RELATED CHARGES AND PAYMENTS OF                42    Exchanging Your Shares
DIVIDENDS AND DISTRIBUTIONS.                   44    Additional Shareholder Services
                                               45    Market Timing and Excessive Trading
                                               46    Disclosure of Portfolio Holdings
                                               47    Distribution Arrangements/Sales Charges
                                               50    Distribution and Service (12b-1) Fees
                                               51    Dividends, Distributions and Taxes
                                               52    Organizational Structure

                                            FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                               53

                                            PRIVACY POLICY
----------------------------------------------------------------------------------------------------------------
                                               79

                                            BACK COVER
----------------------------------------------------------------------------------------------------------------
                                                     Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


LARGE CAP GROWTH FUND


                                              ---------------------------------
INVESTMENT OBJECTIVE. Long-term              | MARKET CAPITALIZATION is a      |
capital appreciation.                        | common measure of the size of a |
                                             | company. It is the market price |
PRINCIPAL INVESTMENT STRATEGIES. The Fund    | of a share of the company's     |
normally invests at least 80% of its net | stock multiplied by the number | assets, plus any borrowings for investment | of shares that are outstanding. |
purposes, in common stocks of large U.S.      ---------------------------------
companies each having $5 billion or more in
market capitalization at the time of          --------------------------------
purchase by the Fund. The Fund will provide  | SHORT SALES "AGAINST THE BOX."  |
notice to shareholders at least 60 days      | In a short sale, the buyer      |
prior to any change to this policy. The      | agrees to sell a security it    |
Advisor uses quantitative and qualitative | does not own. The buyer then | analysis to select stocks for the Fund's | buys or borrows the security to | portfolio that the Advisor believes offer | complete the sale. The Fund may | attractive growth opportunities and are | engage only in short sales |
selling at reasonable prices. The Fund       | "against the box." Thus, the    |
pursues this strategy by first considering | Fund may sell a secrity short | fundamental factors such as book value, cash | only if it already owns, or has |
flow, earnings, and sales. The Advisor's     | the right to obtain at no       |
quantitative analysis also includes in-depth | additional cost, an equal amount|
analysis of a company's financial            | of the security. In these       |
statements. Once a company passes this       | transactions, the Fund seeks to |
quantitative screening process, the Advisor  | hedge against a decline in the  |
utilizes a more traditional qualitative      | price of the security.          |
approach. This analysis considers factors     ---------------------------------
such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depositary Receipts ("ADRs"). The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Large Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The Russell 1000 Growth Index is an unmanaged index of growth securities. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


----------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
 (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES AND DO NOT REFLECT A SALES CHARGE.
   IF A SALES CHARGE WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.)
----------------------------------------------------------------------------------------
31.38%   20.02%   27.80%   15.46%   24.58%   (11.95)%  (16.65)%  (23.69)%  20.94%  9.16%
----------------------------------------------------------------------------------------
 1995      96       97      98        99        00        01        02       03     04
----------------------------------------------------------------------------------------
Best quarter:    Q4   1998         23.37%   |
Worst quarter:   Q3   2002        (16.85)%  |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.



AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST           PAST 5        PAST 10
                                                                               YEAR           YEARS          YEARS
 Class A Before Taxes(2)                                                        9.16%          (5.86)%        7.92%
 Class A After Taxes on Distributions                                           9.16%          (6.16)%         N/A
 Class A After Taxes on Distributions and Sale of Shares                        5.96%          (4.95)%         N/A
 Class C Before Taxes(3)                                                         N/A             N/A           N/A
 Class R Before Taxes(3)                                                         N/A             N/A           N/A
 Class S Before Taxes(3)                                                         N/A             N/A           N/A

 S&P 500 Index(R)                                                              11.04%          (2.27)%       12.08%
 Russell 1000 Growth Index(4)                                                   6.30%          (9.29)%        9.59%
-----------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Large Cap Equity Fund, the predecessor to Tamarack Large Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the RBC Large Cap Equity Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 5.75% sales charge.

(3) Classes C, R and S commenced operations on April 19, 2004. Class S shares offering is closed to new investors.

(4) The Fund recently added this benchmark because it reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


MID CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard and Poor's MidCap 400 Composite Stock Price Index (the "S&P MidCap 400 Index") at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. As of November 30, 2004, the range of market capitalization of companies within the S&P MidCap 400 Index was approximately $341 million to $9.5 billion. The Advisor uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Advisor believes offer attractive growth opportunities and are selling at reasonable prices. The Advisor pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Advisor's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


A full discussion of all permissible investments for the Fund can be found in the SAI.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

MID-SIZED COMPANY RISK. Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Mid Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The S&P MidCap 400 Index in the table below is an unmanaged index of 400 selected common stocks of mid-sized companies. The S&P MidCap 400/Barra Growth Index is an unmanaged index of selected common stocks of companies in the S&P MidCap 400 Index identified as growth stocks. The Russell Midcap Growth Index is an unmanaged index of growth securities. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


----------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
 (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES AND DO NOT REFLECT A SALES CHARGE.
   IF A SALES CHARGE WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.)
----------------------------------------------------------------------------------------
34.91%   23.99%   26.29%   21.19%   10.68%   15.13%   0.78%   (17.72)%   32.21%  6.32%
----------------------------------------------------------------------------------------
1995       96      97        98       99      00       01        02        03     04
----------------------------------------------------------------------------------------
Best quarter:    Q4   1998         28.96%  |
Worst quarter:   Q3   2002        (17.34)% |
-------------------------------------------


PERFORMANCE TABLE


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST          PAST 5        PAST 10
                                                                               YEAR           YEARS         YEARS
 Class A Before Taxes(2)                                                        6.32%          6.06%         14.29%
 Class A After Taxes on Distributions                                           4.33%          4.22%         11.31%
 Class A After Taxes on Distributions and Sale of Shares                        6.70%          4.59%         11.31%
 Class C Before Taxes(3)                                                         N/A            N/A            N/A
 Class R Before Taxes(3)                                                         N/A            N/A            N/A
 Class S Before Taxes(3)                                                         N/A            N/A            N/A

 S&P MidCap 400 Index                                                          16.48%          9.54%         16.10%
 S&P MidCap 400/Barra Growth Index                                             14.00%          3.92%         15.24%
 Russell Midcap Growth Index(4)                                                15.48%         (3.36)%        11.23%
--------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to Tamarack Mid Cap Growth Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 5.75% sales charge.

(3) Classes C, R and S commenced operations on April 19, 2004. Class S shares offering is closed to new investors.

(4) The Fund recently added this benchmark because it reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund focuses on equity securities that the Advisor believes have strong prospects for appreciation through growth in earnings. Small capitalization companies are defined by the Fund as companies with a market capitalization of less than $2.0 billion at time of investment of its assets. In selecting stocks for the Fund, the Advisor considers certain factors including sales and earnings growth rates and the strength of the issuer's balance sheet. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Fund may also invest in foreign securities traded on U.S. exchanges. The Advisor will consider selling securities if the issuer's market capitalization exceeds $5.0 billion. The Fund may engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.

A full discussion of all permissible investments can be found in the Statement of Additional Information.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

SMALL COMPANY RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Small Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted earnings growth rates. The S&P SmallCap 600 Index measures the performance of selected U.S. stocks with small-market capitalizations. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


-------------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
(RESULTS IN THE BAR CHART DO NOT REFLECT TAXES AND DO NOT REFLECT A SALES CHARGE.
   IF A SALES CHARGE WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.)
-------------------------------------------------------------------------------------------

20.48%   22.47%   31.66%   8.90%    10.41%   10.70%   (1.70)%   (18.05)%   37.58%   17.20%
-------------------------------------------------------------------------------------------
 1995     96        97      98        99       00       01         02        03       04
-------------------------------------------------------------------------------------------
Best quarter:    Q4   1998         23.93%  |
Worst quarter:   Q3   1998        (17.99)% |
-------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST         PAST 5        PAST 10
                                                                               YEAR          YEARS         YEARS
 Class A Before Taxes(2)                                                       17.20%         7.53%         12.88%
 Class A After Taxes on Distributions                                          14.64%         6.43%           N/A
 Class A After Taxes on Distributions and Sale of Shares                       14.45%         6.10%           N/A
 Class C Before Taxes(3)                                                         N/A           N/A            N/A
 Class R Before Taxes(3)                                                         N/A           N/A            N/A
 Class S Before Taxes(3)                                                         N/A           N/A            N/A

 Russell 2000 Index                                                            18.33%         6.61%         11.54%
 Russell 2000 Growth Index                                                     14.31%        (3.57)%         7.12%
 S&P SmallCap 600 Index(4)                                                     22.65%        11.60%         14.29%
--------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Small Cap Equity Fund, the predecessor to Tamarack Small Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to RBC Small Cap Equity Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if included, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 5.75% sales charge.

(3) Classes C, R and S commenced operations on April 19, 2004. Class S shares offering is closed to new investors.

(4) The Fund recently changed its primary benchmark to one that more accurately reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


ENTERPRISE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at time of initial purchase are at or below the highest capitalization represented in the Russell 2000 Index. As of November 30, 2004, the highest capitalization represented in the Russell 2000 Index was $3.2 billion. The Fund's securities portfolio will primarily consist of small capitalization companies whose market capitalizations at the time of the Fund's initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000 Index, defined for this purpose as "micro-cap" securities.

The Fund selects stocks of companies that are selling at prices the Advisor or the Sub-Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

     o    price relative to earnings

     o    price relative to sales

     o    price relative to assets as measured by book value

     o    price relative to cash flow

The Fund normally invests for the long term, but may sell a security at any time that the Advisor or the Sub-Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments for the Fund can be found in the SAI.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor or the Sub-Advisor might prefer, or it may have to sell in small quantities over a period of time.

IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


PERFORMANCE INFORMATION


The bar chart and table provide an indication of the risks of an investment in Enterprise Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Value Index in the table below measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.



-------------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2)
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
-------------------------------------------------------------------------------------------
16.43%   21.27%   32.43%   (11.36)%   (7.26)%   12.47%   29.50%   (3.42)%   50.64%   15.17%
-------------------------------------------------------------------------------------------
1995      96        97       98         99       00        01       02        03       04
-------------------------------------------------------------------------------------------
Best quarter:    Q2   1999         18.90%  |
Worst quarter:   Q3   2002        (20.19)% |
-------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST         PAST 5       PAST 10
                                                                               YEAR         YEARS         YEARS
 Class S Before Taxes(2)                                                       15.17%        19.53%        14.13%
 Class S After Taxes on Distributions                                          14.50%        18.82%        12.11%
 Class S After Taxes on Distributions and Sale of Shares                       10.64%        16.96%        11.42%
 Class A Before Taxes(3)                                                         N/A           N/A           N/A
 Class C Before Taxes(3)                                                         N/A           N/A           N/A
 Class R Before Taxes(3)                                                         N/A           N/A           N/A

 Russell 2000 Value Index(4)                                                   22.25%        17.23%        15.17%
 Russell 2000 Index                                                            18.33%         6.61%        11.54%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to Tamarack Enterprise Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Classes A, C and R commenced operations on April 19, 2004.

(4) The Fund recently added this benchmark because it reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


ENTERPRISE SMALL CAP FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster-growing companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy. The Fund currently considers "small companies" to be those within the market capitalization range of the Russell 2000 Index at the time of initial purchase by the Fund. As of November 30, 2004, the market capitalization range of the Russell 2000 Index was $40 million to $3.2 billion. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

The Fund selects stocks of companies that are selling at prices the Advisor or the Sub-Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:


     o    price relative to earnings

     o    price relative to sales

     o    price relative to assets as measured by book value

     o    price relative to cash flow


The Fund normally invests for the long-term, but may sell a security at any time that the Advisor or the Sub-Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments for the Fund can be found in the SAI.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor or the Sub-Advisor might prefer, or it may have to sell in small quantities over a period of time.

IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Enterprise Small Cap Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. This index reflects no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.



----------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2)
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
----------------------------------------------------------------------------------------
19.87%   27.62%   33.27%   (4.33)%   6.16%   16.61%   2.73%   (9.96)%   43.85%   19.37%
----------------------------------------------------------------------------------------
 1995      96       97       98       99       00      01       02       03        04
----------------------------------------------------------------------------------------
Best quarter:    Q2   2003         18.64%  |
Worst quarter:   Q3   2002        (19.01)% |
-------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST         PAST 5       PAST 10
                                                                               YEAR         YEARS         YEARS
 Class S Before Taxes(2)                                                       19.37%        13.12%        14.39%
 Class S After Taxes on Distributions                                          18.13%        12.02%        12.84%
 Class S After Taxes on Distributions and Sale of Shares                       14.21%        11.05%        12.08%
 Class A Before Taxes(3)                                                         N/A           N/A           N/A
 Class C Before Taxes(3)                                                         N/A           N/A           N/A
 Class R Before Taxes(3)                                                         N/A           N/A           N/A

 Russell 2000 Index                                                            18.33%         6.61%        11.54%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to Tamarack Enterprise Small Cap Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Classes A, C and R commenced operations on April 19, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


MICROCAP VALUE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in microcap value stocks. The Fund will provide notice to shareholders at least 60 days prior to any change to its policy of investing in microcap stocks. Microcap value stocks combine the characteristics of "small stocks" and "value stocks." The Fund defines "small stocks" as stocks of companies that have market capitalization at the time of the Fund's initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks ("upper limit"). (At the close of business on November 30, 2004, this "upper limit" was $634 million.) The Fund defines "value stocks" primarily as those with low price-to-book characteristics. The Fund also seeks to invest in "neglected stocks," those that tend to be least held by institutional investors and that are subject to below average coverage by analysts and newsletters.


The Fund's portfolio may contain upwards of 400 stocks, depending on market conditions, but is expected generally to contain between 250 and 350 microcap value stocks at any one time in amounts that are approximately proportional to the relative market capitalizations of the subject companies. For example, if the total market capitalization of the companies whose stocks are held by the Fund is $100 billion, and the Fund holds the stock of Company A, whose market capitalization is $500 million (0.50% of the total market capitalization), and the stock of Company B, whose market capitalization is $250 million (0.25% of the total market capitalization), Company A's stock generally would represent approximately 0.50% of the Fund's portfolio, and Company B's stock generally would represent approximately 0.25% of the Fund's portfolio. Because the relative market capitalizations will fluctuate, the Fund will re-balance its portfolio twice per year. The Fund will also, at that time, review its portfolio holdings for consistency with its investment strategies.


The Fund screens small and neglected stocks and generally will not buy a stock or will sell a part or all of a stock it owns, if the Advisor or the Sub-Advisor believes:


     o    that the financial condition of the company is in jeopardy

     o    that liquidity is insufficient

     o    that total acquisition costs are unreasonably high

     o that the stock is selling for less than $5 per share (the stock will not be sold for this reason alone, but additional stock will not be bought below $4 per share, and the stock will be sold at the semi-annual re-balancing if it is selling below $4 per share)

The Fund will also sell stocks based on:

     o    potential negative earnings

     o    tenders or potential mergers

     o not meeting criteria for "neglected stocks" for three semi-annual evaluations

     o not meeting criteria for "small stocks" by having market capitalization below $10 million or above twice the "upper limit"

A full discussion of all permissible investments for the Fund can be found in the SAI.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS



SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor or the Sub-Advisor might prefer, or it may have to sell in small quantities over a period of time.


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Microcap Value Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Value Index in the table below measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.



-------------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2)
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
-------------------------------------------------------------------------------------------
23.64%   21.37%   27.61%   (1.49)%   4.89%   11.31%   22.64%   (12.24)%   50.03%   23.75%
-------------------------------------------------------------------------------------------
 1995     96       97        98       99       00      01         02        03       04
-------------------------------------------------------------------------------------------
Best quarter:    Q2   2003         25.52%  |
Worst quarter:   Q3   2002        (21.10)% |
-------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after tax-returns for Class S shares. After-tax returns for other classes will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST         PAST 5       PAST 10
                                                                               YEAR         YEARS         YEARS
 Class S Before Taxes(2)                                                       23.75%        17.34%        16.09%
 Class S After Taxes on Distributions                                          22.70%        16.19%        14.04%
 Class S After Taxes on Distributions and Sale of Shares                       16.33%        14.69%        13.21%
 Class A Before Taxes(3)                                                         N/A           N/A           N/A
 Class C Before Taxes(3)                                                         N/A           N/A           N/A
 Class R Before Taxes(3)                                                         N/A           N/A           N/A

 Russell 2000 Value Index                                                      22.25%        17.23%        15.17%
 Russell 2000 Index                                                            18.33%         6.61%        11.54%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to Tamarack Microcap Value Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Classes A, C and R commenced operations on April 19, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


VALUE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests, under normal circumstances, at least 90% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund invests in stocks that, at the time of initial purchase, meet each of the following criteria:

     o stocks that the Fund considers to be undervalued based on their earnings, dividends and/or assets or other widely recognized stock valuation measurements

     o stocks of companies the Fund believes are sound businesses with good future potential based on their fundamental characteristics

     o stocks of companies with an investment quality rating (growth and stability of earnings and dividends) of "B" or better by Standard & Poor's Rating Group

     o stocks of any price range that may or may not be paying current dividends


The Fund normally invests for the long-term, but may sell a security at any time that the Advisor or the Sub-Advisor considers it to be overvalued or otherwise unfavorable. With respect to market capitalization, the Fund seeks to have an overall average weighted market capitalization approximating that of the Russell 1000 Value Index. As of November 30, 2004, the dollar-weighted average market capitalization of the Russell 1000 Value Index was approximately $87.7 billion.


A full discussion of all permissible investments for the Fund can be found in the SAI.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


PERFORMANCE INFORMATION


The bar chart and table provide an indication of the risks of an investment in Value Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The S&P 500 Index in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500/Barra Value index contains those S&P 500 Index companies that have higher book-to-price risk index factor exposures and, as a consequence, higher book-to-price ratios. The Russell 1000 Value Index is an unmanaged index of value securities. The indexes reflect no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.



-----------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2)
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
-----------------------------------------------------------------------------------------
31.72%   22.74%   26.51%   6.07%   1.09%   9.06%   (3.16)%   (14.47)%   24.95%   16.34%
-----------------------------------------------------------------------------------------
 1995     96       97       98      99      00       01        02         03       04
-----------------------------------------------------------------------------------------
Best quarter:    Q2   2003         15.81%  |
Worst quarter:   Q3   1998        (17.78)% |
-------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST         PAST 5        PAST 10
                                                                               YEAR          YEARS         YEARS
 Class S Before Taxes(2)                                                       16.34%         5.60%         11.16%
 Class S After Taxes on Distributions                                          14.37%         4.24%          9.79%
 Class S After Taxes on Distributions and Sale of Shares                       12.41%         4.13%          9.20%
 Class A Before Taxes(3)                                                         N/A           N/A            N/A
 Class C Before Taxes(3)                                                         N/A           N/A            N/A
 Class R Before Taxes(3)                                                         N/A           N/A            N/A

 Russell 1000 Value Index                                                      16.49%         5.27%         13.83%
 S&P 500 Index                                                                 11.04%        (2.27)%        12.08%
 S&P 500/Barra Value Index                                                     15.71%         2.48%         12.24%
--------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Value Fund, the predecessor to Tamarack Value Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Classes A, C and R commenced operations on April 19, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


SMALL CAP INTERNATIONAL FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio made up primarily of equity securities (including common stocks, warrants, and securities convertible into stocks). The Fund may also purchase American, European or International Depositary Receipts. Normally, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of smaller companies, particularly outside the U.S. Smaller companies are defined as those with market capitalizations less than $1.5 billion at the time of initial purchase by the Fund. Any change in the Fund's policy of investing at least 80% of net assets in small cap companies, which is approved by the Board, may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs. The Advisor generally selects investments that it believes offer above average revenue and earnings growth potential. The Fund may invest in securities of companies offering shares in an initial public offering ("IPO").

To select stocks for the Fund, the Advisor performs intensive fundamental research and analysis to identify companies and economic sectors with attractive growth prospects. It also seeks to pay reasonable prices for these companies' stocks. The Advisor looks for companies with strong management, innovative products and services that give the company a competitive advantage, and strong fundamental financial characteristics. The Advisor builds the portfolio one company at a time, regardless of where the company is located. The Advisor is not constrained by regional, country or industry allocation models that might force it to invest in companies it believes are relatively unattractive. The Fund normally invests for the long term, but may sell a security at any time that the Advisor considers it to be overvalued or otherwise unfavorable.

The Fund will generally invest in at least three foreign developed countries, and emerging or developing market securities will make up no more than 35% of the Fund's total assets (at the time of initial purchase). For purposes of determining the countries in which the Fund invests, the Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Countries not listed as developed countries above are considered by the Fund to be emerging or developing market countries.

A full discussion of all permissible investments for the Fund can be found in the SAI.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.


IPO RISK. The Fund may invest a portion of its assets in securities of companies offering shares in an IPO. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

FOREIGN INVESTMENT RISK. The Fund may invest a significant portion of its assets in securities of issuers in foreign countries. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility,
(7) delays in transaction settlement in some foreign markets and (8) less availability of information. The Fund may also invest up to 35% of its total assets (at the time of initial purchase) in securities of issuers in emerging or developing markets. Investing in emerging or developing markets carries potential risks not associated with investing in developed markets, including exposure to less diversified and mature economies and less stable political systems. Securities of issuers in emerging or developing markets are particularly subject to a risk of default from political instability. Potential risks also include currency transfer restrictions, delays and disruptions in securities settlement, and higher volatility than found in developed markets.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


PERFORMANCE INFORMATION


The bar chart and table provide an indication of the risks of an investment in Small Cap International Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The MSCI EAFE Small-Cap Index in the table below is unmanaged and is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million to $1.5 billion. This index reflects no deductions for fees, expenses or taxes, except for withholding taxes assuming the highest rates. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart and table because expenses of the classes differ and Class A and C shares have sales charges. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2)
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
--------------------------------------------------------------------------------
                      (21.59)%   (15.99)%   59.40%   3.05%
--------------------------------------------------------------------------------
                       2001         02        03      04
--------------------------------------------------------------------------------
Best quarter:    Q2   2003         30.02%  |
Worst quarter:   Q3   2002        (20.63)% |
-------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class S shares. After-tax returns for other classes will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2003)(1)
                                                                                PAST        SINCE INCEPTION
                                                                                YEAR          (12/19/00)
 Class S Before Taxes(2)                                                        3.05%             2.30%
 Class S After Taxes on Distributions                                           2.96%             2.27%
 Class S After Taxes on Distributions and Sale of Shares                        1.98%             1.95%
 Class A Before Taxes(3)                                                         N/A               N/A
 Class C Before Taxes(3)                                                         N/A               N/A
 Class R Before Taxes(3)                                                         N/A               N/A

 MSCI EAFE Small-Cap Index                                                     28.14%            11.87%
--------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of J&B Small-Cap International Fund, the predecessor to Tamarack Small Cap International Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Classes A, C and R commenced operations on April 19, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Funds. The term "offering price" includes the front-end sales load.



                                          LARGE CAP GROWTH FUND*

                                                    CLASS A         CLASS C        CLASS R      CLASS S**
----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                      5.75%(1)         None          None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                   1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       0.70%            0.70%         0.70%         0.70%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     0.43%            0.43%         0.80%         0.43%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             1.63%            2.13%         2.00%         1.13%
                                                   -------          -------       -------       -------

                                           MID CAP GROWTH FUND

                                                    CLASS A         CLASS C        CLASS R      CLASS S**
----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                      5.75%(1)         None          None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                   1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       0.70%            0.70%         0.70%         0.70%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     0.38%            0.42%         0.58%         0.45%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             1.58%            2.12%         1.78%         1.15%
                                                   -------          -------       -------       -------



 * The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Class S shares of Large Cap Growth Fund at 0.85%. This expense limitation agreement is in place until May 1, 2005.

**   Class S shares offering is closed to new investors.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS




                                        SMALL CAP GROWTH FUND

                                                   CLASS A          CLASS C       CLASS R       CLASS S**
----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                      5.75%(1)         None          None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                   1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       0.70%            0.70%         0.70%         0.70%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     1.56%            1.70%         2.02%         2.49%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             2.76%            3.40%         3.22%         3.19%
                                                   -------          -------       -------       -------

                                              ENTERPRISE FUND*

                                                   CLASS A          CLASS C       CLASS R      CLASS S**
---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                      5.75%(1)         None          None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                   1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       0.94%            0.94%         0.94%         0.94%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     0.29%            0.31%         0.33%         0.27%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             1.73%            2.25%         1.77%         1.21%
                                                   -------          -------       -------       -------



 * The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S shares of Enterprise Fund at 1.08%. This expense limitation agreement is in place until May 1, 2005.

**   Class S shares offering is closed to new investors.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS




                                        ENTERPRISE SMALL CAP FUND*

                                                   CLASS A          CLASS C       CLASS R      CLASS S**
---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                      5.75%(1)         None          None          None
Maximum Deferred Sales Charge (Load) (as
 a % of offering or sales price, whichever
 is less)                                             1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       1.10%            1.10%         1.10%         1.10%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     0.34%            0.42%         0.35%         0.43%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             1.94%            2.52%         1.95%         1.53%
                                                   -------          -------       -------       -------

                                              MICROCAP VALUE FUND*

                                                   CLASS A          CLASS C       CLASS R      CLASS S**
---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                     5.75%(1)          None          None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                   1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       0.90%            0.90%         0.90%         0.90%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     0.23%            0.16%         0.27%         0.26%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             1.63%            2.06%         1.67%         1.16%
                                                   -------          -------       -------       -------



 * The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S shares of Enterprise Small Cap Fund and Microcap Value Fund to 1.30% and 1.03%, respectively. This expense limitation agreement is in place until May 1, 2005.

**   Class S shares offering is closed to new investors.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


                                          VALUE FUND*

                                                   CLASS A          CLASS C       CLASS R       CLASS S**
---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                      5.75%(1)         None          None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                   1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       0.85%            0.85%         0.85%         0.85%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     0.30%            0.32%         0.30%         0.30%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             1.65%            2.17%         1.65%         1.15%
                                                   -------          -------       -------       -------

                                    SMALL CAP INTERNATIONAL FUND*

                                                   CLASS A          CLASS C       CLASS R       CLASS S**
---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                      5.75%(1)         None          None          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                   1.00%(2)         1.00%(3)      None          None
Redemption Fee(4)                                     2.00%            2.00%         2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets)
Management fees                                       1.45%            1.45%         1.45%         1.45%
Distribution (12b-1) fees(5,6)                        0.50%            1.00%         0.50%         None
Other expenses(7)                                     2.46%            2.51%         2.54%         2.45%
                                                   -------          -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)             4.41%            4.96%         4.49%         3.90%
                                                   -------          -------       -------       -------

 * The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S shares of Value Fund and Small Cap International Fund at 0.96% and 1.60%, respectively. This expense limitation agreement is in place until May 1, 2005.

**   Class S shares offering is closed to new investors.

(1) Sales charges decline for purchases of $25,000 or more. See "Distribution Arrangements/Sales Charges -- Front-End Sales Charges," below. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds or Voyageur Asset Management Inc.

(2) A 1.00% contingent deferred sales charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more on which no initial sales charge was paid. See "Distribution
     Arrangements/Sales Charges-- Contingent Deferred Sales Charges" below.

(3) A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See "Distribution Arrangements/Sales Charges -- Contingent Deferred Sales Charges," below.

(4) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS



     that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(5) Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.

(6) Total and net annual fund operating expenses presented above do not account for voluntary waivers of distribution (12b-1) fees of the Class A shares of 0.25%. If reflected in the calculations, these voluntary waivers (which will continue until at least March 31, 2006) would reduce total annual fund operating expenses for Class A shares of the Funds as follows: Large Cap Growth Fund, 1.38%; Mid Cap Growth Fund, 1.33%; Small Cap Growth Fund, 2.51%; Enterprise Fund, 1.48%; Enterprise Small Cap Fund, 1.69%; Microcap Value Fund, 1.38%; Value Fund, 1.40%; Small Cap International Fund, 4.16%.


(7)  Based on estimated expenses for the current fiscal year.

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS


EXAMPLE: These Examples are intended to help you compare the cost of investing in the Equity Funds with the cost of investing in other mutual funds. The Examples assumes:


     o    $10,000 investment

     o    5% annual return and reinvestment of dividends and distributions

     o    redemption at the end of each period

     o    the Fund's operating expense levels remain the same from year to year


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                             LARGE CAP GROWTH FUND
                                CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  731      $  216      $  203      $  115
Three Years After Purchase      $1,060      $  667      $  627      $  359
Five Years After Purchase       $1,411      $1,144      $1,078      $  622
Ten Years After Purchase        $2,397      $2,462      $2,327      $1,375

                              MID CAP GROWTH FUND
                               CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  726      $  215      $  181      $  117
Three Years After Purchase      $1,045      $  664      $  560      $  365
Five Years After Purchase       $1,386      $1,139      $  964      $  633
Ten Years After Purchase        $2,345      $2,452      $2,095      $1,398

                             SMALL CAP GROWTH FUND
                                CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  838      $  343      $  325      $  322
Three Years After Purchase      $1,382      $1,045      $  992      $  983
Five Years After Purchase       $1,950      $1,769      $1,683      $1,669
Ten Years After Purchase        $3,487      $3,685      $3,522      $3,494

                                ENTERPRISE FUND
                                CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  741      $  228      $  180      $  123
Three Years After Purchase      $1,089      $  703      $  557      $  384
Five Years After Purchase       $1,460      $1,205      $  959      $  665
Ten Years After Purchase        $2,499      $2,585      $2,084      $1,466

                           ENTERPRISE SMALL CAP FUND
                                CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  761      $  255      $  198      $  156
Three Years After Purchase      $1,149      $  785      $  612      $  483
Five Years After Purchase       $1,562      $1,340      $1,052      $  834
Ten Years After Purchase        $2,709      $2,856      $2,275      $1,824

                              MICROCAP VALUE FUND
                                CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  731      $  209      $  170      $  118
Three Years After Purchase      $1,060      $  646      $  526      $  368
Five Years After Purchase       $1,411      $1,108      $  907      $  638
Ten Years After Purchase        $2,397      $2,390      $1,976      $1,409

RISK/RETURN SUMMARY AND FUND EXPENSES                               EQUITY FUNDS



                                  VALUE FUND
                                CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  733      $  220      $  168      $  117
Three Years After Purchase      $1,065      $  679      $  520      $  365
Five Years After Purchase       $1,420      $1,164      $  897      $  633
Ten Years After Purchase        $2,417      $2,503      $1,955      $1,398

                         SMALL CAP INTERNATIONAL FUND
                                CLASS A     CLASS C     CLASS R     CLASS S
---------------------------------------------------------------------------
One Year After Purchase         $  992      $  496      $  450      $  392
Three Years After Purchase      $1,833      $1,489      $1,357      $1,189
Five Years After Purchase       $2,684      $2,482      $2,274      $2,004
Ten Years After Purchase        $4,856      $4,970      $4,606      $4,121

ADDITIONAL INFORMATION


INVESTING FOR TEMPORARY DEFENSIVE PURPOSES

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.




                           RISK PROFILE OF MUTUAL FUNDS

                ---------                             -----------
                FUND TYPE           ^                 ASSET CLASS
                ---------           |                 -----------
                                    |
              STOCK FUNDS           |                 SMALL COMPANY STOCKS
                                    |
                               Higher Risk            INTERNATIONAL STOCKS
                                    |
                                    |                 LARGE COMPANY STOCKS
                                    |
                                    |
               BOND FUNDS           |
                                    |
                                    |                 CORPORATE BONDS
                                    |
          MUNICIPAL FUNDS           |                 MUNICIPAL BONDS
                                    |
                               Lower Risk             GOVERNMENT BONDS
                                    |
                                    |
                                    v



                                            OVERVIEW OF PRINCIPAL RISKS OF THE FUNDS
-------------------------------------------------------------------------------------------------------------------------
                                                             FOREIGN      MID-SIZED      SMALL
                                  MARKET     SELECTION     INVESTMENT      COMPANY      COMPANY     HEDGING     IPO
                                   RISK         RISK          RISK           RISK         RISK        RISK      RISK
-------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund               X           X              X                                       X
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                 X           X              X             X                         X
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               X           X              X                          X            X
-------------------------------------------------------------------------------------------------------------------------
Enterprise Fund                     X           X                                         X                      X
-------------------------------------------------------------------------------------------------------------------------
Enterprise Small Cap Fund           X           X                                         X                      X
-------------------------------------------------------------------------------------------------------------------------
Microcap Value Fund                 X           X                                         X
-------------------------------------------------------------------------------------------------------------------------
Value Fund                          X           X
-------------------------------------------------------------------------------------------------------------------------
Small Cap International Fund        X           X              X                          X                      X
-------------------------------------------------------------------------------------------------------------------------



MORE INFORMATION ON THESE AND OTHER RISKS CAN BE FOUND IN THE "PRINCIPAL RISKS" SECTIONS UNDER EACH FUND SUMMARY IN THIS PROSPECTUS AND IN THE FUNDS' SAI.

FUND MANAGEMENT


INVESTMENT ADVISOR


The Funds are advised by Voyageur. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of November 30, 2004, Voyageur's investment team managed approximately $26.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the five month period ended September 30, 2004 as follows:

Large Cap Growth Fund                                        0.70%(1)
Mid Cap Growth Fund                                          0.70%
Small Cap Growth Fund                                        0.70%

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the three month period ended September 30, 2004 as follows:

Enterprise Fund                                              0.94%(1,2)
Enterprise Small Cap Fund                                    1.10%(1,2)
Microcap Value Fund                                          0.90%(1)
Value Fund                                                   0.85%(1)
Small Cap International Fund                                 1.45%(1)

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the twelve month period ended April 30, 2004 as follows:

Large Cap Growth Fund                                        0.70%
Mid Cap Growth Fund                                          0.70%
Small Cap Growth Fund                                        0.70%

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the twelve month period ended June 30, 2004 as follows:

Enterprise Fund                                              0.95%
Enterprise Small Cap Fund                                    1.12%
Microcap Value Fund                                          0.90%
Value Fund                                                   0.85%
Small Cap International Fund                                 1.45%

(1) The Advisor has contractually agreed to waive or limit fees through May 1, 2005, in order to maintain net annual fund operating expenses for Class S shares of these Funds at the following levels: Large Cap Growth Fund:
     0.85%, Enterprise Fund: 1.08%, Enterprise Small Cap Fund: 1.30%, Microcap Value Fund: 1.03%, Value Fund: 0.96%, and Small Cap International Fund:
     1.60%.

(2) Pursuant to the Investment Advisory Agreements, each of Enterprise Fund and Enterprise Small Cap Fund pays a contractual fee as follows: 1.40% of each Fund's average net assets of $30 million or less and 0.90% of assets over $30 million.

FUND MANAGEMENT


SUB-ADVISORS


Voyageur employs sub-advisors, at its own expense, to provide day-to-day portfolio management for certain of the Funds. Babson Capital Management LLC ("Babson Capital") serves as sub-advisor to Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund and Value Fund. Founded in 1940, Babson Capital, an SEC registered investment advisor, provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. Babson Capital's principal locations are One Memorial Drive, Cambridge, Massachusetts 02142 and 1500 Main Street, Springfield, Massachusetts 01115. Babson Capital is an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), which is headquartered in Springfield, Massachusetts. MassMutual is an insurance organization founded in 1851 and is considered to be a controlling person of Babson Capital under the Investment Company Act of 1940, as amended. As of November 30, 2004, Babson Capital had assets under management totaling $88.4 billion.

Denver Investment Advisors LLC ("DIA") serves as sub-advisor to Small Cap International Fund. Located at Seventeenth Street Plaza, 1225 17th Street, 26th Floor, Denver, Colorado 80202, DIA was founded in 1958 as a wholly-owned subsidiary of a regional bank and was reorganized in 1994 as a management owned Colorado limited liability company. As of November 30, 2004, DIA had assets under management of $7.0 billion.



PORTFOLIO MANAGERS

Voyageur is responsible for the overall management of each Fund's portfolio. Voyageur employs a team approach to the management of Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, with no individual team member being responsible solely for investment decisions. The members of Voyageur's equity funds team are:

     o DAVID J. COX, CFA, MANAGING DIRECTOR, DIRECTOR OF EQUITY INVESTMENTS, SENIOR PORTFOLIO MANAGER. David Cox joined Voyageur from Chicago Trust Company in 1999 along with the other members of the firm's growth equity team. Prior to joining Voyageur, David was the Director of Equity Research and a portfolio manager at Chicago Trust and previously served that firm as a senior equity analyst. He also co-managed the Alleghany/Chicago Trust Balanced Fund, which held a Morningstar five-star rating in the Domestic Hybrid category. Prior to his experience at Voyageur and Chicago Trust, David held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. David started in the investment industry in 1984 and holds a BS from the University of Illinois, an MBA from Indiana University, and is a CFA charterholder. David is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.

     o NANCY M. SCINTO, MANAGING DIRECTOR, DIRECTOR OF RESEARCH, SENIOR PORTFOLIO MANAGER. Nancy Scinto joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany/Chicago Growth and Income Fund. She began her career in the investment industry in 1984 and has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. Nancy leads the Voyageur growth equity research efforts as Director of Research. She is also the Chief Investment Officer, Equity Products for the Tamarack Funds. Nancy holds a BA from Governors State University and an MBA from DePaul University. She is also a member of the Investment Analysts Society of Chicago.


     o STEVEN A. RUSNAK, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Steven Rusnak joined Voyageur from Chicago Trust Company in 1999. He provides the Voyageur growth equity team with his skills in fundamental equity research. Prior to joining Chicago Trust, where he was a senior equity analyst and portfolio manager, Steve was a senior equity analyst at Mesirow Financial. Additionally, he was an analyst for the State Teachers Retirement System of Ohio and a portfolio analyst at Feldman Securities Corporation. He earned BA and MBA degrees from the University of Michigan and is a CFA charterholder. Steve has been in the investment industry since 1985 and is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.

     o KENNETH A. TYSZKO, CPA, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Kenneth Tyszko began his career in the investment industry in 1984 and has been a portfolio manager for the small cap growth equity product since its inception in 1995. Prior to joining Voyageur, Ken managed the small cap core growth equity product while at Oberweis Asset Management, Inc. From 1996 to 1999 Ken actively managed a small

FUND MANAGEMENT


          cap growth mutual fund and separate small cap growth accounts for ABN AMRO Asset Management (USA), Inc. and ABN AMRO Incorporated. Prior to joining ABN AMRO, Ken actively managed portfolios of small-and mid-sized capitalization growth stocks for Sears Investment Management Co. (SIMCO). Ken has a BS in Accountancy from the University of Illinois and is both a CFA charterholder and a Certified Public Accountant. He is a member of the Illinois CPA Society, the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Ken has been a guest on Bloomberg TV and WebFN.


     o FORBES L. WATSON, VICE PRESIDENT, PORTFOLIO MANAGER. Forbes Watson serves as a portfolio manager for Voyageur's small cap growth equity strategy. He joined Voyageur in January 2003 and began his career in the investment industry in 1981. Forbes graduated from the University of North Texas with a BA in finance and received his MBA from Millsaps College. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes held portfolio management positions with Jackson, Mississippi-based Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1988 as a senior equity portfolio manager. He is a Level III candidate in the Chartered Financial Analyst program and a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research.


The other Funds have portfolio managers, as described below. Each Fund's management team or portfolio manager has access to Voyageur's investment research and other money management resources.


ENTERPRISE FUND AND ENTERPRISE SMALL CAP FUND

RENIE K. HEEBNER, CFA, MANAGING DIRECTOR, PORTFOLIO MANAGER. Renie Heebner is co-portfolio manager for Enterprise Fund and is also an equity analyst specializing in microcap stocks. Renie began her career in the investment industry in 1982. Prior to joining Babson Capital in 1987, she served in the investment department of New England Mutual Life Insurance Company. She holds a BA from Middlebury College and is a CFA charterholder. Renie is also a member of the Boston Security Analysts Society.

LANCE F. JAMES, MANAGING DIRECTOR, PORTFOLIO MANAGER. Lance James is co-portfolio manager of Enterprise Fund and portfolio manager of Enterprise Small Cap Fund. Lance began his career in the investment industry in 1980. Prior to joining Babson Capital in 1986, he spent time at Rockwell International Corporation, EBF Associates of Boston and later at Hewitt Associates. Lance holds an AB from Princeton University and an MBA from the Wharton School at the University of Pennsylvania.



MICROCAP VALUE FUND AND VALUE FUND

ANTHONY M. MARAMARCO, PHD, CFA, MANAGING DIRECTOR, PORTFOLIO MANAGER. Anthony Maramarco is co-head of the large cap value team, portfolio manager for Microcap Value Fund and co-portfolio manager for Value Fund. He is also responsible for portfolio management of the large cap value strategy. Tony began his career in the investment industry in 1981. Prior to joining Babson Capital in 1985, he was an analyst at Connecticut National Bank. Tony holds a BA from Colby College, an MA/PhD from the University of Chicago and an MBA from Rensselaer Polytechnic Institute. He is a CFA charterholder and a member of the Boston Security Analysts Society, the Hartford Society of Financial Analysts and is a former regional director of the Financial Analyst Federation (AIMR).

MICHAEL P. STACK, CFA, MANAGING DIRECTOR, PORTFOLIO MANAGER. Mike Stack is co-head of the large cap value team and co-portfolio manager for Value Fund. He is also responsible for portfolio management of the large cap value strategy. Prior to joining Babson Capital in 2002, Mike was employed by Putnam Investments where he was a Senior Vice President and senior portfolio manager from 1999 to 2002, and a portfolio manager from 1997 to 1999. Prior to Putnam, he spent time at Independence Investment Associates, National Life Investment Management and General Electric Corp. Mike holds a BS and MS in Finance from Fairfield University and is a CFA charterholder.



SMALL CAP INTERNATIONAL FUND

ADAM D. SCHOR, CFA, PORTFOLIO MANAGER. Adam Schor is responsible for management of Small Cap International Fund. He began his career in the investment industry in 1989. Adam's investment experience includes visiting and investing in companies throughout the world. Adam joined Bee & Associates (currently a division of DIA) in 1997.

FUND MANAGEMENT


Prior to that, he worked at Harris Associates from 1993 to 1997. Prior to Harris Associates, Adam worked at the State of Wisconsin Investment Board and American Family Insurance Group. He graduated from the University of Wisconsin with an MBA and has a BA in Journalism from Northwestern University. Adam is a CFA charterholder.


KEVIN P. BECK, CFA, EQUITY ANALYST, PORTFOLIO MANAGER. Kevin Beck began his career in the investment industry in 1993 and is a portfolio manager for Small Cap International Fund. He joined Bee & Associates in 2000 from Robert Fleming Inc., where he was a regional equity analyst in their Rio de Janeiro office beginning in 1998. Kevin's prior investment experience includes American Family Insurance and Harris Associates. He graduated from the University of Wisconsin with an MBA and has a BS from Indiana University. Kevin is a CFA charterholder.

JOHN C. FENLEY, CFA, PORTFOLIO MANAGER. John Fenley began his career in the investment industry in 1990 and serves as a portfolio manager for Small Cap International Fund. John joined Bee & Associates in 2000 from Hansberger Global Investors where he was since 1997 a portfolio manager and research analyst responsible for over $1 billion in assets of international, global and small-cap mandates for institutional clients and mutual funds. Prior to that he worked as a portfolio manager and analyst at Sun Trust and at Fifth Third Bancorp. John received his MBA from Duke University's Fuqua School of Business and has a BA in Economics with a minor in Sociology from Vanderbilt University. John is also a CFA charterholder.



OTHER SERVICE PROVIDERS

ADMINISTRATOR. Pursuant to separate agreements, Voyageur provides administrative services to the Funds.


DISTRIBUTOR. Tamarack Distributors Inc. ("Distributor"), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds' shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.


SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT. Bisys Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services, LP, also located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the fund accountant for each of the Funds.

DIVIDEND PAYING AGENT, TRANSFER AGENT. Boston Financial Data Services, Inc., a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

CUSTODIAN. The Funds' custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, MN 55479. Bank of New York acts as sub-custodian for Small Cap International Fund.

Analytic Systems, Inc. acts as an additional investment consultant for the Microcap Value Fund.

SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The per share net asset value           | 1.  NAV is calculated separately for
("NAV") of each class of shares         |     each class of shares.
of each Fund is calculated by           |
adding the total value of the           | 2.  You can find most Funds' NAV
Fund's investment and other             |     daily in The Wall Street Journal
assets, determining the                 |     and in other newspapers.
proportion of that total                ----------------------------------------
allocable to the particular
class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

-----------------------------------------------
                      NAV =
       Total Assets of Class - Liabilities
       -----------------------------------
                Number of Shares
                   Outstanding
-----------------------------------------------

The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("Exchange"), normally at 4:00 p.m. Eastern time, on days the Exchange is open.

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund's transfer agent on any day that the Exchange is open for business. For example:
If you place a purchase order to buy shares of the Value Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next following business day at 4:00 p.m. Eastern time. Also, as further explained in the "Purchasing and Adding to Your Shares" section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund's transfer agent at the time it is received by the intermediary.

The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.


Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of the Funds. Trading in foreign securities in some countries may not take place on all Fund business days and may take place in various foreign markets on days on which a Fund's NAV is not calculated. The net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

SHAREHOLDER INFORMATION



FAIR VALUATION

On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, "fair valuation" methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds' pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund's NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when a Fund's NAV is typically calculated.

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES


You may purchase shares of the Funds through the Funds' Distributor or through investment representatives at banks, brokers and other financial institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.(1) If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information. Class S shares are not available to new investors.

      ---------------------------------------------------------------
                        MINIMUM INITIAL INVESTMENT
      ACCOUNT TYPE                                           AMOUNT

        Regular                                              $1,000
        IRA and Uniform Transfer/Gifts to Minors Accounts    $  250
        By exchange(2) From Another Tamarack Fund into
          a regular account                                  $1,000
        By exchange(2) from another Tamarack Fund into an
          IRA or Uniform Transfer/Gifts to Minors Account    $  100
        With Automatic Monthly Investments                   $  100
      ---------------------------------------------------------------
      ---------------------------------------------------------------
                      MINIMUM ADDITIONAL INVESTMENT
      INVESTMENT TYPE                                        AMOUNT

        By telephone or mail                                 $  100
        By wire                                              $1,000
        By internet (Class S only)                           $  100
        By exchange(2) From Another Tamarack Fund into
          a regular account                                  $1,000
        By exchange(2) from another Tamarack Fund into an
          IRA or Uniform Transfer/Gifts to Minors Account    $  100
        With Automatic Monthly Investments                   $   50
      ---------------------------------------------------------------

(1) Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Fund in a timely manner.)

(2) The following Tamarack Funds are eligible for exchanges: the Tamarack Equity Funds listed in this prospectus; the Tamarack Fixed Income Funds (Tamarack Government Income Fund, Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund); and Tamarack Prime Money Market Fund.

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.


All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.


TELEPHONE PURCHASE, EXCHANGE AND REDEMPTION PRIVILEGES. Shareholders who open accounts with the Tamarack Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds' representative may request personal identification and may tape record the call.

CLASS R ELIGIBILITY. Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

IRA AND KEOGH ACCOUNT MAINTENANCE FEES. A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

CORPORATIONS, TRUSTS AND OTHER ENTITIES. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.


SALES LIMITED TO U.S. CITIZENS AND RESIDENT ALIENS. Shares of the Tamarack Funds are only offered to United States citizens and resident aliens in the United States having a Social Security Number or Individual Tax Identification Number.


--------------------------------------------------------------------------------
 AVOID BACKUP TAX WITHHOLDING

 By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a
 U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR OPENING AN ACCOUNT

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.


 BY MAIL              INITIAL PURCHASES AND ALL      REGISTERED/OVERNIGHT MAIL
                      CORRESPONDENCE                 Tamarack Funds
                      Tamarack Funds                 c/o BFDS
                      P.O. Box 219757                330 W. 9th St.
                      Kansas City, MO 64121-9757     Kansas City, MO 64105

                      1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                      2. Make check, bank draft or money order payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
                      3. Mail or courier application and payment to the applicable address above.
-----------------------------------------------------------------------------------------------------------------
 BY INTERNET          Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
 (CLASS S ONLY)
-----------------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                 Call 1-800-422-2766 to obtain an account
                      Kansas City, Missouri          number, instructions for sending your account
                        ABA #101000695               application to the Funds, and instructions for
                      For _____ Fund                 your bank to wire your investment. After
                        AC = 9870326213              confirming that the Funds have received your
                                                     application, contact your bank to wire your
                      Please provide:                investment (you must include the Funds'
                      Your account number and        banking instructions and your account number).
                      account name
-----------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM           1-800-422-2766           If you already have an account with us and your
 ANOTHER TAMARACK                                    account is authorized for telephone exchanges
 FUND                             or                 (or on-line exchanges for Class S shares), you
                         www.tamarackfunds.com       may open an account in an eligible Tamarack
                       (Class S exchanges only)      Fund by exchanging shares from another
                                                     Tamarack Fund. The eligible Funds are: the
                                                     Tamarack Equity Funds listed in this prospectus;
                                                     the Tamarack Fixed Income Funds (Tamarack
                                                     Government Income Fund, Tamarack Quality
                                                     Fixed Income Fund and Tamarack Tax-Free
                                                     Income Fund); and Tamarack Prime Money
                                                     Market Fund. The names and registrations on
                                                     the accounts must be identical. The exchange
                                                     must meet the applicable minimum exchange
                                                     amount requirement.
-------------------------------------------------------------------------------------------------------------------

                                                                                       |           QUESTIONS?
                                                                                       |  Call 1-800-422-2766 or your
                                                                                       |   investment representative.
                                                                                       -------------------------------

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR PURCHASING AND ADDING TO YOUR SHARES

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.



 BY TELEPHONE          1-800-422-2766                           You may make additional investments ($100
                                                                minimum) by telephone. After the Funds receive
                                                                and accept your request, the Funds will deduct
                                                                from your checking account the cost of the
                                                                shares. Availability of this service is subject to
                                                                approval by the Funds and the participating
                                                                banks.
-------------------------------------------------------------------------------------------------------------------
 BY MAIL               SUBSEQUENT PURCHASES -- REGULAR MAIL     REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                           Tamarack Funds
                       P.O. Box 219757                          c/o BFDS
                       Kansas City, MO 64121-9757               330 W. 9th St. Kansas City, MO 64105

                       1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
                            o Account name and account number
                            o Fund name
                            o Share class
                       2. Make check, bank draft or money order payable to "Tamarack Funds" and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
                       3. Mail or courier stub and payment to the applicable address above.
-------------------------------------------------------------------------------------------------------------------
 BY WIRE               UMB Bank, n.a.                           Wire share purchases ($1,000 minimum) should
                       Kansas City, Missouri                    include the names of each account owner, your
                         ABA #101000695                         account number and the name of the Fund in
                       For _____ Fund                           which you are purchasing shares. YOU SHOULD
                         AC = 9870326213                        NOTIFY THE FUNDS BY TELEPHONE THAT YOU HAVE SENT
                                                                A WIRE PURCHASE ORDER TO UMB BANK.

                       Please provide:
                       Your account number and
                       account name
-------------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM      Please refer to the information under "Exchanging Your Shares" below.
 ANOTHER TAMARACK
 FUND
-------------------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
 (CLASS S ONLY)        There is a $100 minimum for additional investments through the website.
-------------------------------------------------------------------------------------------------------------------
 AUTOMATIC MONTHLY     You may authorize automatic monthly investments in a constant dollar amount ($50
 INVESTMENT            minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.
-------------------------------------------------------------------------------------------------------------------

                                                                                       |           QUESTIONS?
                                                                                       |  Call 1-800-422-2766 or your
                                                                                       |   investment representative.
                                                                                       -------------------------------

SHAREHOLDER INFORMATION

You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.


AUTOMATIC MONTHLY INVESTMENTS

Automatic Monthly Investments are processed through an automated clearing house ("ACH") whereby an agreed amount is credited to or debited from a shareholder's pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE "SHAREHOLDER INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES").

SHAREHOLDER INFORMATION


SELLING YOUR SHARES

You may withdraw from your account at any time in the following amounts:


o    any amount up to $50,000 for    -------------------------------------------
     redemptions requested by mail   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
     without a Medallion signature   As a mutual fund shareholder, you are
     guarantee*                      technically selling shares when you request
                                     a withdrawal in cash. This is also known as
o    any amount for redemptions      redeeming shares or a redemption of shares.
     requested by mail with a        -------------------------------------------
     Medallion signature guarantee


o any amount up to and including $50,000 for Fund website redemptions (Class S shares only)


o $1,000 or more for redemptions wired to a bank or similar account ($10 fee)**



o $50 or more for redemptions by a systematic redemption plan (there may be a fee)

o    $1,000 or more for exchanges to another eligible Tamarack Fund

o $100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund

o $100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

o    up to $50,000 by telephone (for authorized accounts)


 * A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

** A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.


Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.


Please refer to "Additional Policies on Redemptions" below.


SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO REDEEMED. (See "Market Timing and Excessive Trading -- Redemption Fee" below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR SELLING SHARES (REDEMPTIONS)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.


 BY TELEPHONE       1-800-422-2766                 You may withdraw any amount up to $50,000 by
                                                   telephone, provided that your account is
                                                   authorized for telephone redemptions. The
                                                   Funds will send proceeds only to the address of
                                                   record, via ACH or by wire. You must provide
                                                   the Fund's name, your account number, the
                                                   names of each account owner (exactly as
                                                   registered), and the number of shares or dollar
                                                   amount to be redeemed.
-------------------------------------------------------------------------------------------------------------------
 BY MAIL            REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                    Tamarack Funds                 Tamarack Funds
                    P.O. Box 219757                c/o BFDS
                    Kansas City, MO 64121-9757     330 W. 9th St.
                                                   Kansas City, MO 64105

                    1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
                    2. Mail or courier the letter to the applicable address above.
-------------------------------------------------------------------------------------------------------------------
 BY WIRE            Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the
                    Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See "Signature
                    Guarantees" below for information on when a Medallion signature guarantee is required.
-------------------------------------------------------------------------------------------------------------------
 BY INTERNET        Visit the Funds' website, www.tamarackfunds.com, and follow the instructions
 (CLASS S ONLY)     provided. Provided you have previously registered, you may withdraw up to $50,000 through the website.
-------------------------------------------------------------------------------------------------------------------
 SYSTEMATIC         You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly
 REDEMPTION         or have your shares redeemed at a rate calculated to exhaust the account at the end
 PLAN               of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply.
-------------------------------------------------------------------------------------------------------------------

                                                                                       |           QUESTIONS?
                                                                                       |  Call 1-800-422-2766 or your
                                                                                       |   investment representative.
                                                                                       -------------------------------

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ON SELLING SHARES (REDEMPTIONS)

We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.


If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.



SIGNATURE GUARANTEES


You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:


     o A redemption check sent to a different payee, bank or address than we have on file;

     o A redemption check mailed to an account address that has been changed within the last 30 days;

     o    A redemption for $50,000 or more in writing; or

     o    A change in account registration or redemption instructions.

REDEMPTION FEE


A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See "Market Timing and Excessive Trading -- Redemption Fee" below.


REDEMPTION IN KIND

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT SIZE

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to "Instructions for Opening an Account" above.


An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Tamarack Funds are: the Tamarack Equity Funds in this prospectus; the Tamarack Fixed Income Funds (Government Income Fund, Quality Fixed Income Fund and Tax-Free Income Fund); and Tamarack Prime Money Market Fund.




 BY TELEPHONE          1-800-422-2766                 You may make exchanges from one eligible
                                                      Tamarack Fund account into another eligible
                                                      Tamarack Fund account, provided that your
                                                      account is authorized for telephone exchanges.
--------------------------------------------------------------------------------------------------------
 BY MAIL               REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                 Tamarack Funds
                       P.O. Box 219757                c/o BFDS
                       Kansas City, MO 64121-9757     330 W. 9th St.
                                                      Kansas City, MO 64105

                       1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the Tamarack Fund from which the amount is being transferred, and the name of the Tamarack Fund into which the amount is being transferred.
                       2. Mail or courier the letter to the applicable address above.
--------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions
 (CLASS S ONLY)        provided.

                       All Class S account owners are automatically granted internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Tamarack Funds.
--------------------------------------------------------------------------------------------------------
 MONTHLY EXCHANGES     You may authorize monthly exchanges ($100 minimum) from one eligible Tamarack
                       Fund into another eligible Tamarack Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
--------------------------------------------------------------------------------------------------------

                                                                         |
                                                                         |           QUESTIONS?
                                                                         |  Call 1-800-422-2766 or your
                                                                         |   investment representative.
                                                                         -------------------------------

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ON EXCHANGES


SHARES EXCHANGED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO EXCHANGED. The Funds also reserve the right to limit exchanges. (See "Market Timing and Excessive Trading" below.)


With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

SHAREHOLDER INFORMATION


ADDITIONAL SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

     o    Uniform Transfers/Gifts to Minors Accounts

     o    Transfer on Death ("TOD") Accounts

     o    Accounts for corporations, partnerships and retirement plans

     o    Coverdell Education Savings Accounts

     o    Traditional IRA accounts

     o    Roth IRA accounts

     o    Simplified Employee Pensions ("SEPs")

TELEPHONE/INTERNET SERVICES

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Holders of Class S shares may also access the Funds' web site, www.tamarackfunds.com.) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.

SHAREHOLDER MAILINGS

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

SHAREHOLDER INFORMATION



MARKET TIMING AND EXCESSIVE TRADING

Market timing may interfere with the management of a Fund's portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it.

REDEMPTION FEE. A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS. The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund's portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for the account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund's discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds' policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund's investment portfolio, and may, for example, cause the Fund to maintain a higher cash

SHAREHOLDER INFORMATION



balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund's investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund's shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

SHAREHOLDER INFORMATION


DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund and Enterprise Small Cap Fund also offer Class I shares through a separate prospectus.


                                    CLASS A                         CLASS C*                      CLASS R
 Sales Charge (Load)     Maximum sales charge of         No front-end sales charge;       No sales charge.
                         5.75%. See Schedule below.      CDSC of 1.00% for
                                                         redemptions within 12
                                                         months of purchase.
--------------------------------------------------------------------------------------------------------------
 Distribution and        Subject to annual               1.00%                            0.50%
 Service (12b-1) Fee     distribution and shareholder
                         servicing fees of up to
                         0.50% of the Fund's
                         assets.**
--------------------------------------------------------------------------------------------------------------
 Fund Expenses           Lower annual expenses           Higher annual expenses           Lower annual expenses
                         than Class C shares.            than Class A and R shares.       than Class C shares.
--------------------------------------------------------------------------------------------------------------


                               CLASS S***
 Sales Charge (Load)     None
-----------------------------------------------
 Distribution and        None
 Service (12b-1) Fee
-----------------------------------------------
 Fund Expenses           Lower annual expenses
                         than Class A, C and R
                         shares.
-----------------------------------------------

 *Purchases of $500,000 or more of Class C shares are not permitted.


 **The Distributor has voluntarily agreed to limit Class A 12b-1 Fees to 0.25% for the Funds until at least March 31, 2006.


***Class S shares offering is closed to new investors. Dividends on outstanding
 Class S shares continue to be reinvested in additional Class S shares and Class S shares of a Fund may be exchanged for Class S shares of another Fund.


FRONT-END SALES CHARGES

Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds and Voyageur Asset Management Inc. The amount paid for an investment, known as the "offering price," includes any applicable front-end sales charges.

                                        SALES CHARGES
                                      AS A PERCENTAGE OF
                                           OFFERING         NET AMOUNT
FOR PURCHASES UP TO:                        PRICE            INVESTED

  Less than $25,000                         5.75  %           6.10  %
  $25,000 -- $49,999.99                     5.00  %           5.26  %
  $50,000 -- $99,999.99                     4.50  %           4.71  %
  $100,000 -- $249,999.99                   3.50  %           3.63  %
  $250,000 -- $499,999.99                   2.50  %           2.56  %
  $500,000 -- $749,999.99                   2.00  %           2.04  %
  $750,000 -- $999,999.99                   1.50  %           1.52  %
  $1,000,000 and over                        0.00%*            0.00%*

*1.00% CDSC is imposed on redemptions within 12 months of purchase. See "Contingent Deferred Sales Charge" below.

SHAREHOLDER INFORMATION


REDUCING THE INITIAL SALES CHARGE ON PURCHASES OF CLASS A SHARES

COMBINING ACCOUNTS OF FAMILY MEMBERS. You may combine accounts in Tamarack Funds Class A shares in order to qualify for a reduced sales charge (load.) This does not include accounts in the Tamarack money market funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

     o Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

     o Single-participant retirement plan accounts owned by you or your immediate family

     o    Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

LETTER OF INTENT. You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine all Tamarack Funds Class A shares purchased through a single account (excluding money market funds) that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the Tamarack Funds along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

RIGHTS OF ACCUMULATION. You may also take into account the current value of your existing holdings in Class A shares of the Tamarack Funds (excluding the money market funds) to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.


PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE TAMARACK FUNDS, YOU MUST LET YOUR FINANCIAL ADVISOR KNOW AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR KNOW THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the Tamarack Funds website, www.tamarackfunds.com, or from your financial advisor.

SHAREHOLDER INFORMATION


CONTINGENT DEFERRED SALES CHARGES

For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.


WAIVING CONTINGENT DEFERRED SALES CHARGES (CLASS A AND CLASS C)

The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

     o    Redemptions due to death or disability of the shareholder.

     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

     o    Tax-free returns of excess contributions to IRAs.

     o Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A and C shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

     o    Redemptions through a systematic withdrawal plan.

     o Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 701/2.

SHAREHOLDER INFORMATION


DISTRIBUTION AND SERVICE (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

     o    The 12b-1 fees vary by share class as follows:

          - Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing. The Distributor has voluntarily agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least March 31, 2006.

          - Class C shares may pay a 12b-1 fee of up to 1.00% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

          - Class R shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

     o The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.


Over time, shareholders will pay more than with other types of sales charges because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

ADDITIONAL PAYMENTS. The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends and capital gains on each Equity Fund are declared and distributed at least annually.

Dividends paid out of an Equity Fund's investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by an Equity Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

If you are an individual investor, a portion of the dividends you receive from an Equity Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. An Equity Fund distribution is treated as qualified dividend income to the extent that the Equity Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by you and the Fund. Equity Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of an Equity Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Equity Fund may be eligible for the dividends-received deduction for corporate shareholders.

Equity Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Equity Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by an Equity Fund in October, November or December with a record date in such a month and paid by the Equity Fund during January of the following calendar year.

In certain years, you may be able to claim a credit or deduction on your income tax return for your share of taxes paid by the Small Cap International Fund.

Each year, your Equity Fund will notify you of the tax status of dividends and other distributions.

Upon the sale or other disposition of your Equity Fund shares, you may realize a capital gain or loss which may be long-term or short-term, depending on how long you held your shares.

Equity Fund distributions also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in an Equity Fund.

SHAREHOLDER INFORMATION


ORGANIZATIONAL STRUCTURE

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Equity Funds described in this prospectus were reorganized as series of Tamarack Funds Trust effective April 16, 2004. Unless otherwise noted, information contained in this prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganizations) along with the current name of each Fund:


PREDECESSOR FUND NAME                                       CURRENT FUND NAME
Large Cap Equity Fund, a series of RBC Funds, Inc.          Tamarack Large Cap Growth Fund*

Mid Cap Equity Fund, a series of RBC Funds, Inc.            Tamarack Mid Cap Growth Fund*

Small Cap Equity Fund, a series of RBC Funds, Inc.          Tamarack Small Cap Growth Fund*

Babson Enterprise Fund, Inc.                                Tamarack Enterprise Fund

Babson Enterprise Fund II, Inc.                             Tamarack Enterprise Small Cap Fund

Shadow Stock Fund, Inc.                                     Tamarack Microcap Value Fund

Babson Value Fund, Inc.                                     Tamarack Value Fund

J&B Small-Cap International Fund, a series of J&B Funds     Tamarack Small Cap International Fund

* From April 16, 2004 through January 15, 2005, Tamarack Large Cap Growth Fund was named Tamarack Large Cap Equity Fund, Tamarack Mid Cap Growth Fund was named Tamarack Mid Cap Equity Fund, and Tamarack Small Cap Growth Fund was named Tamarack Small Cap Equity Fund.

FINANCIAL HIGHLIGHTS


The Financial Highlights Table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund for the period ended September 30, 2004 has been audited by Deloitte & Touche LLP whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request. Information for the period ended April 30, 2004 was also audited by Deloitte & Touche LLP. Information for periods ended April 30, 2003, April 30, 2002, April 30, 2001 and April 30, 2000 was audited by the Funds' previous independent registered public accounting firm. The information for Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund and Value Fund for the period ended September 30, 2004 has been audited by Deloitte & Touche LLP whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request. Information for the period ended June 30, 2004 was also audited by Deloitte & Touche LLP. Information for periods ended June 30, 2003, June 30, 2002, June 30, 2001 and June 30, 2000 was audited by the Funds' previous independent registered public accounting firm. The information for Small Cap International Fund for the period ended September 30, 2004 has been audited by Deloitte & Touche LLP whose report, along with that Fund's financial statements, is included in the Funds' annual report, which is available upon request. Information for the period ended June 30, 2004 was also audited by Deloitte & Touche LLP. Information for periods ended June 30, 2003, June 30, 2002 and June 30, 2001 was audited by the Fund's previous independent registered public accounting firm.

FINANCIAL HIGHLIGHTS


                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED       TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
LARGE CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  10.02    (0.01)       (0.13)       (0.14)           --         --             --           --
 Year Ended April 30, 2004 .....    8.33    (0.07)        1.76         1.69            --         --             --           --
 Year Ended April 30, 2003 .....    9.87       --        (1.53)       (1.53)        (0.01)        --             --        (0.01)
 Year Ended April 30, 2002 .....   12.02    (0.02)       (2.13)       (2.15)           (a)        (a)            --           --
 Year Ended April 30, 2001 .....   15.56    (0.04)       (2.55)       (2.59)           --         --          (0.95)       (0.95)
 Year Ended April 30, 2000 .....   13.81    (0.02)        2.03         2.01         (0.01)        --          (0.25)       (0.26)
MID CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  12.17    (0.04)       (0.56)       (0.60)           --         --             --           --
 Year Ended April 30, 2004 .....    9.46    (0.08)        2.79         2.71            --         --             --           --
 Year Ended April 30, 2003 .....   11.73    (0.03)       (2.15)       (2.18)           --         --          (0.09)       (0.09)
 Year Ended April 30, 2002 .....   11.99    (0.01)        0.67         0.66         (0.01)        --          (0.91)       (0.92)
 Year Ended April 30, 2001 .....   14.02     0.01         0.98         0.99         (0.01)        --          (3.01)       (3.02)
 Year Ended April 30, 2000 .....   15.33    (0.02)        2.69         2.67            --         --          (3.98)       (3.98)
SMALL CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  13.19    (0.07)        0.66         0.59            --         --             --           --
 Year Ended April 30, 2004 .....   10.11    (0.15)        3.23         3.08            --         --             --           --
 Year Ended April 30, 2003 .....   12.32    (0.12)       (2.09)       (2.21)           --         --             --           --
 Year Ended April 30, 2002 .....   11.56    (0.11)        1.04         0.93            --         --          (0.17)       (0.17)
 Year Ended April 30, 2001 .....   12.50    (0.11)        0.08        (0.03)           --         --          (0.91)       (0.91)
 Year Ended April 30, 2000 .....   12.69    (0.09)        2.31         2.22            --         --          (2.41)       (2.41)


---------

  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Less than $0.01 per share.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from May 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

                                                                  CLASS A SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------
  $   9.88          ( 1.40%)(b)        $10,614             1.10%(c)           (0.27%)(c)          1.63%(c)          16%
     10.02           20.29%             10,864             1.54%              (0.85%)             1.79%            264%
      8.33          (15.53%)             7,686             1.46%              (0.07%)             1.71%             90%
      9.87          (17.87%)             9,906             1.34%              (0.14%)             1.59%             33%
     12.02          (17.24%)            14,126             1.25%              (0.28%)             1.50%             31%
     15.56           14.63%             19,044             1.25%              (0.22%)             1.50%             63%


  $  11.57          ( 4.93%)(b)        $69,979             1.27%(c)           (0.88%)(c)          1.58%(c)          15%
     12.17           28.65%             74,150             1.38%              (0.78%)             1.64%             93%
      9.46          (18.58%)            48,806             1.40%              (0.37%)             1.65%             28%
     11.73            5.99%             55,143             1.37%              (0.22%)             1.62%             19%
     11.99            5.92%             28,312             1.31%               0.09%              1.56%             66%
     14.02           21.15%             30,374             1.31%              (0.17%)             1.56%             61%

  $  13.78            4.47%(b)         $ 8,140             1.68%(c)           (1.28%)(c)          2.76%(c)          11%
     13.19           30.46%              7,488             1.81%              (1.52%)             2.06%             40%
     10.11          (17.94%)             4,359             1.70%              (1.12%)             1.95%            120%
     12.32            8.17%              6,069             1.61%              (0.99%)             1.86%             31%
     11.56          ( 0.43%)             5,870             1.49%              (0.85%)             1.74%             71%
     12.50           19.97%              6,881             1.46%              (0.80%)             1.71%            258%

 FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED       TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
LARGE CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  10.02    (0.04)          (0.13)       (0.17)        --           --          --           --
 For the Period Ended
  April 30, 2004 (f) ...........   10.28       --           (0.26)       (0.26)        --           --          --           --
MID CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  12.16    (0.05)          (0.58)       (0.63)        --           --          --           --
 For the Period Ended
  April 30, 2004 (f) ...........   12.51       --           (0.35)       (0.35)        --           --          --           --
SMALL CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  13.19    (0.09)           0.64         0.55         --           --          --           --
 For the Period Ended
  April 30, 2004 (f) ...........   13.63    (0.02)          (0.42)       (0.44)        --           --          --           --




---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Less than $0.01 per share.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from May 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

                                                                  CLASS C SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------

  $  9.85            (1.70%)(b)          $  3              1.81%(c)           (0.98%)(c)          2.13%(c)          16%

    10.02            (2.53%)(b)             3              1.88%(c)           (1.15%)(c)              (d)          264%


  $ 11.53            (5.18%)(b)          $ 13              2.02%(c)           (1.65%)(c)          2.12%(c)          15%

    12.16            (2.80%)(b)             3              1.28%(c)           (1.01%)(c)              (d)           93%


  $ 13.74             4.17%(b)           $214              2.43%(c)           (2.01%)(c)          3.40%(c)          11%

    13.19            (3.23%)(b)             3              2.49%(c)           (5.27%)(c)              (d)           40%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED       TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
LARGE CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  10.02        --           (0.15)      (0.15)        --           --           --          --
 For the Period Ended
  April 30, 2004 (f) ...........   10.28        --           (0.26)      (0.26)        --           --           --          --
MID CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  12.17     (0.01)          (0.61)      (0.62)        --           --           --          --
 For the Period Ended
  April 30, 2004 (f) ...........   12.51        --           (0.34)      (0.34)        --           --           --          --
SMALL CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  13.19     (0.02)           0.59        0.57         --           --           --          --
 For the Period Ended
  April 30, 2004 (f) ...........   13.63     (0.02)          (0.42)      (0.44)        --           --           --          --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Less than $0.01 per share.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from May 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

                                                                  CLASS R SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


  $  9.87            (1.50%)(b)          $65               1.34%(c)            0.12%(c)           2.00%(c)          16%

    10.02            (2.53%)(b)            3               1.32%(c)           (0.63%)(c)              (d)          264%


  $ 11.55            (5.09%)(b)          $72               1.52%(c)           (1.20%)(c)          1.78%(c)          15%

    12.17            (2.72%)(b)            3               0.79%(c)           (0.56%)(c)              (d)           93%


  $ 13.76             4.32%(b)           $22               1.93%(c)           (1.48%)(c)          3.22%(c)          11%

    13.19            (3.23%)(b)            5               1.94%(c)           (5.14%)(c)              (d)           40%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED       TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
LARGE CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  10.11          --         (0.14)      (0.14)        --           --           --          --
 For the Period Ended
  April 30, 2004 (f) ...........   10.37          --         (0.26)      (0.26)        --           --           --          --
MID CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  12.41       (0.01)        (0.59)      (0.60)        --           --           --          --
 For the Period Ended
  April 30, 2004 (f) ...........   12.76          --         (0.35)      (0.35)        --           --           --          --
SMALL CAP GROWTH FUND
 For the Period Ended
  September 30, 2004 (e) .......$  13.40       (0.02)         0.63        0.61         --           --           --          --
 For the Period Ended
  April 30, 2004 (f) ...........   13.84       (0.02)        (0.42)      (0.44)        --           --           --          --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Less than $0.01 per share.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from May 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

                                                                  CLASS S SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


  $  9.97            (1.38%)(b)        $168,756            0.85%(c)           (0.02%)(c)          1.13%(c)          16%

    10.11            (2.51%)(b)         190,737            0.85%(c)           (0.27%)(c)              (d)          264%


  $ 11.81            (4.83%)(b)        $    225            1.03%(c)           (0.71%)(c)          1.15%(c)          15%

    12.41            (2.74%)(b)               4            0.25%(c)           (0.06%)(c)              (d)           93%


  $ 14.01             4.55%(b)         $     21            1.42%(c)           (0.94%)(c)          3.19%(c)          11%

    13.40            (3.18%)(b)               3            1.47%(c)           (4.34%)(c)              (d)           40%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED       TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
ENTERPRISE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  23.91       (0.01)       (0.05)       (0.06)          --        --           --           --
 Year Ended June 30, 2004 (f) ..   17.66       (0.02)        6.27         6.25           --        --           --           --
 Year Ended June 30, 2003 ......   17.98        0.04        (0.31)       (0.27)       (0.03)       --        (0.02)       (0.05)
 Year Ended June 30, 2002 ......   15.24        0.02         3.08         3.10        (0.05)       --        (0.31)       (0.36)
 Year Ended June 30, 2001 ......   13.82        0.03         2.46         2.49        (0.02)       --        (1.05)       (1.07)
 Year Ended June 30, 2000 ......   14.72        0.03         0.18         0.21        (0.04)       --        (1.07)       (1.11)
ENTERPRISE SMALL CAP FUND
 For the Period Ended
  September 30, 2004 (d) .......$  32.70       (0.05)       (0.03)       (0.08)          --        --           --           --
 Year Ended June 30, 2004 (f) ..   23.78       (0.14)        9.06         8.92           --        --           --           --
 Year Ended June 30, 2003 ......   25.62       (0.04)       (1.29)       (1.33)          --        --        (0.51)       (0.51)
 Year Ended June 30, 2002 ......   26.19       (0.03)        0.73         0.70        (0.01)       --        (1.26)       (1.27)
 Year Ended June 30, 2001 ......   25.18        0.04         3.63         3.67        (0.03)       --        (2.63)       (2.66)
 Year Ended June 30, 2000 ......   24.48        0.02         1.30         1.32        (0.02)       --        (0.60)       (0.62)
VALUE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  44.20        0.14         0.71         0.85           --        --           --           --
 Year Ended June 30, 2004 (f) ..   37.98        0.56         6.47         7.03        (0.41)       --        (0.40)       (0.81)
 Year Ended June 30, 2003 ......   42.85        0.45        (4.88)       (4.43)       (0.44)       --           --        (0.44)
 Year Ended June 30, 2002 ......   45.43        0.44        (1.87)       (1.43)       (0.07)    (0.41)       (0.67)       (1.15)
 Year Ended June 30, 2001 ......   38.76        0.65         7.12         7.77        (0.90)       --        (0.20)       (1.10)
 Year Ended June 30, 2000 ......   51.36        1.27        (9.35)       (8.08)       (0.96)       --        (3.56)       (4.52)



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f) The pre-existing shares were designated Class S shares as of April 19, 2004.

                                                                  CLASS S SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------
 $   23.85           (0.21%)(a)        $345,451            1.08%(b)           (0.12%)(b)          1.21%(b)          7%
     23.91           35.35%             365,930            1.08%              (0.09%)             1.22%            28%
     17.66           (1.48%)            208,651            1.08%               0.21%              1.14%            13%
     17.98           20.82%             370,351            1.08%               0.04%                (c)            93%
     15.24           20.08%             136,726            1.15%               0.25%                (c)            55%
     13.82            2.84%             111,394            1.14%               0.15%                (c)            32%

 $   32.62           (0.24%)(a)        $ 74,165            1.30%(b)           (0.57%)(b)          1.53%(b)          8%
     32.70           37.57%              76,036            1.30%              (0.48%)             1.54%            33%
     23.78           (5.22%)             53,261            1.30%              (0.18%)             1.38%            25%
     25.62            2.91%              61,420            1.30%              (0.14%)               (c)            37%
     26.19           15.54%              60,322            1.30%               0.12%                (c)            41%
     25.18            5.63%              59,758            1.27%               0.08%                (c)            23%

 $   45.05            1.92%(a)         $379,023            0.96%(b)            1.22%(b)           1.15%(b)          5%
     44.20           18.60%             386,932            0.96%               1.30%              1.14%            14%
     37.98          (10.26%)            373,781            0.96%               1.24%              0.99%            78%
     42.85           (3.02%)            436,487            0.96%               1.02%                (c)            25%
     45.43           20.30%             495,817            0.96%               1.38%                (c)            27%
     38.76          (15.93%)            528,469            0.96%               2.41%                (c)            18%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
ENTERPRISE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  23.89       (0.02)        (0.06)        (0.08)        --         --          --          --
 For the Period Ended
  June 30, 2004 (e) ............   24.01          --         (0.12)        (0.12)        --         --          --          --
ENTERPRISE SMALL CAP FUND
 For the Period Ended
  September 30, 2004 (d) .......$  32.69       (0.05)        (0.05)        (0.10)        --         --          --          --
 For the Period Ended
  June 30, 2004 (e) ............   32.36       (0.03)         0.36          0.33         --         --          --          --
VALUE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  44.18       (0.01)         0.84          0.83         --         --          --          --
 For the Period Ended
  June 30, 2004 (e) ............   44.16        0.08         (0.06)         0.02         --         --          --          --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.

                                                                  CLASS A SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


 $  23.81            (0.33%)(a)         $3,359             1.33%(b)           (0.35%)(b)          1.73%(b)          7%

    23.89            (0.50%)(a)          1,872             1.33%(b)           (0.07%)(b)          1.72%(b)         28%


 $  32.59            (0.31%)(a)         $1,771             1.55%(b)           (0.80%)(b)          1.94%(b)          8%

    32.69             1.02%(a)             882             1.54%(b)           (1.08%)(b)          2.64%(b)         33%


 $  45.01             1.88%(a)          $  717             1.21%(b)            1.08%(b)           1.65%(b)          5%

    44.18             0.05%(a)             295             1.21%(b)            1.43%(b)           1.72%(b)         14%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
ENTERPRISE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  23.85      (0.04)         (0.07)        (0.11)       --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   24.01      (0.01)         (0.15)        (0.16)       --         --          --           --
ENTERPRISE SMALL CAP FUND
 For the Period Ended
  September 30, 2004 (d) .......$  32.63      (0.12)         (0.04)        (0.16)       --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   32.36      (0.06)          0.33          0.27        --         --          --           --
VALUE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  44.11         --(f)        0.74          0.74        --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   44.16       0.04          (0.09)        (0.05)       --         --          --           --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f) Less than $0.01 per share.

                                                                  CLASS C SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


 $  23.74            (0.46%)(a)          $ 75              2.08%(b)           (1.09%)(b)          2.25%(b)          7%

    23.85            (0.67%)(a)            23              2.07%(b)           (0.67%)(b)          2.22%(b)         28%


 $  32.47            (0.49%)(a)          $196              2.30%(b)           (1.58%)(b)          2.52%(b)          8%

    32.63             0.83%(a)            202              2.30%(b)           (1.88%)(b)          3.18%(b)         33%


 $  44.85             1.68%(a)           $  5              1.96%(b)            0.21%(b)           2.17%(b)          5%

    44.11            (0.11%)(a)             5              1.97%(b)            0.57%(b)           2.20%(b)         14%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
ENTERPRISE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  23.87       (0.02)        (0.07)      (0.09)         --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   24.01       (0.02)        (0.12)      (0.14)         --         --          --           --
ENTERPRISE SMALL CAP FUND
 For the Period Ended
  September 30, 2004 (d) .......$  32.66       (0.08)        (0.04)      (0.12)         --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   32.36       (0.06)         0.36        0.30          --         --          --           --
VALUE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  44.16        0.08          0.71        0.79          --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   44.16        0.09         (0.09)         --          --         --          --           --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.

                                                                  CLASS R SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


 $  23.78            (0.38%)(a)           $6               1.57%(b)           (0.61%)(b)          1.77%(b)          7%

    23.87            (0.58%)(a)            3               1.54%(b)           (0.38%)(b)          1.61%(b)         28%


 $  32.54            (0.37%)(a)           $3               1.76%(b)           (1.05%)(b)          1.95%(b)          8%

    32.66             0.93%(a)             3               1.82%(b)           (0.98%)(b)          2.38%(b)         33%


 $  44.95             1.79%(a)            $3               1.44%(b)            0.74%(b)           1.65%(b)          5%

    44.16             0.00%(a)             3               1.45%(b)            1.08%(b)           1.72%(b)         14%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
MICROCAP VALUE FUND
 For the Period Ended
  September 30, 2004 (d) ........$  19.14       0.01        (0.29)      (0.28)          --          --          --           --
 Year Ended June 30, 2004 (f) ...   13.60       0.05         5.60        5.65        (0.05)         --       (0.06)       (0.11)
 Year Ended June 30, 2003 .......   14.60       0.05        (0.72)      (0.67)       (0.04)         --       (0.29)       (0.33)
 Year Ended June 30, 2002 .......   13.23       0.03         1.58        1.61        (0.02)         --       (0.22)       (0.24)
 Year Ended June 30, 2001 .......   12.26       0.13         1.74        1.87        (0.13)         --       (0.77)       (0.90)
 Year Ended June 30, 2000 .......   12.06       0.09         1.04        1.13        (0.07)         --       (0.86)       (0.93)
SMALL CAP INTERNATIONAL FUND
 For the Period Ended
  September 30, 2004 (d) ........$  10.53        --         (0.71)      (0.71)          --          --          --           --
 Year Ended June 30, 2004 (f) ...    7.58        --          2.95        2.95           --          --          --           --
 Year Ended June 30, 2003 .......    7.32      0.02          0.71        0.73           --       (0.47)         --        (0.47)
 Year Ended June 30, 2002 .......    8.56     (0.06)        (1.18)      (1.24)          --          --          --           --
 Year Ended June 30, 2001 (e) ...   10.00     (0.02)        (1.42)      (1.44)          --          --          --           --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from December 19, 2000 (commencement of operations) to June 30, 2001.
(f) The pre-existing shares were designated Class S shares as of April 19, 2004.

                                                                  CLASS S SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


 $   18.86           (1.46%)(a)        $218,871            1.03%(b)            0.22%(b)           1.16%(b)           3%
     19.14           41.63%             234,956            1.03%               0.31%              1.20%             11%
     13.60           (4.55%)             92,202            1.03%               0.36%              1.08%             17%
     14.60           12.44%              96,312            1.03%               0.26%                (c)             34%
     13.23           16.82%              62,162            1.03%               1.20%                (c)             29%
     12.26            9.91%              45,440            1.07%               0.66%                (c)             18%


 $    9.82           (6.74%)(a)        $  4,785            1.60%(b)           (0.06%)(b)          3.90%(b)          12%
     10.53           38.92%               5,092            1.60%               0.01%              5.12%             50%
      7.58            9.77%               3,286            1.60%              (0.03%)             2.06%             62%
      7.32          (14.45%)              2,993            1.60%              (0.75%)             2.71%            163%
      8.56          (14.40%)(a)           3,506            1.60%(b)           (0.36%)(b)          2.14%(b)          37%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
MICROCAP VALUE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  19.12      (0.01)        (0.28)       (0.29)         --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   19.04         --          0.08         0.08          --         --          --           --
SMALL CAP INTERNATIONAL FUND
 For the Period Ended
  September 30, 2004 (d) .......$  10.53      (0.01)        (0.71)       (0.72)         --         --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   10.37       0.03          0.13         0.16          --         --          --           --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.

                                                                  CLASS A SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


 $  18.83            (1.52%)(a)         $1,522             1.28%(b)            0.04%(b)           1.63%(b)          3%

    19.12             0.42%(a)             405             1.26%(b)            0.00%(b)           1.91%(b)         11%


 $   9.81            (6.84%)(a)         $  207             1.85%(b)           (0.31%)(b)          4.41%(b)         12%

    10.53             1.54%(a)             223             1.86%(b)            1.60%(b)           9.43%(b)         50%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
MICROCAP VALUE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  19.09       (0.02)        (0.30)      (0.32)        --           --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   19.04       (0.02)         0.07        0.05         --           --          --           --
SMALL CAP INTERNATIONAL FUND
 For the Period Ended
  September 30, 2004 (d) .......$  10.51       (0.03)        (0.70)      (0.73)        --           --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   10.37        0.02          0.12        0.14         --           --          --           --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.

                                                                  CLASS C SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


 $  18.77            (1.68%)(a)          $167              2.03%(b)           (0.70%)(b)          2.06%(b)          3%

    19.09             0.26%(a)              4              2.03%(b)           (0.62%)(b)          2.22%(b)         11%


 $   9.78            (6.95%)(a)          $  3              2.57%(b)           (1.02%)(b)          4.96%(b)         12%

    10.51             1.35%(a)              3              2.56%(b)            1.20%(b)           8.66%(b)         50%

FINANCIAL HIGHLIGHTS



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET       NET      UNREALIZED
                                   VALUE,    INVESTMENT      GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING     INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     (LOSS)     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
MICROCAP VALUE FUND
 For the Period Ended
  September 30, 2004 (d) .......$  19.11       (0.01)       (0.29)       (0.30)         --          --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   19.04          --         0.07         0.07          --          --          --           --
SMALL CAP INTERNATIONAL FUND
 For the Period Ended
  September 30, 2004 (d) .......$  10.53       (0.02)       (0.71)       (0.73)         --          --          --           --
 For the Period Ended
  June 30, 2004 (e) ............   10.37        0.03         0.13         0.16          --          --          --           --



---------
  * Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. *** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from July 1, 2004 to September 30, 2004.
(e) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.

                                                                  CLASS R SHARES



                                                                  RATIOS/SUPPLEMENTARY DATA
                                   ---------------------------------------------------------------------------------------
                                                                          RATIO OF NET
 NET ASSET                                               RATIO OF          INVESTMENT           RATIO OF
   VALUE,                            NET ASSETS,       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
   END OF                           END OF PERIOD        AVERAGE           TO AVERAGE         AVERAGE NET       PORTFOLIO
   PERIOD        TOTAL RETURN*         (000'S)          NET ASSETS         NET ASSETS           ASSETS**       TURNOVER***
-----------   ------------------   ---------------   ---------------   ------------------   ---------------   ------------


 $  18.81            (1.57%)(a)          $ 94              1.53%(b)           (0.29%)(b)          1.67%(b)          3%

    19.11             0.37%(a)            104              1.49%(b)            0.15%(b)           2.17%(b)         11%


 $   9.80            (6.93%)(a)          $  3              2.07%(b)           (0.53%)(b)          4.49%(b)         12%

    10.53             1.54%(a)              3              2.06%(b)            1.69%(b)           8.23%(b)         50%

                 (This page has been left blank intentionally.)

PRIVACY POLICY


                                 TAMARACK FUNDS
                     NOTICE OF PRIVACY POLICY & PRACTICES

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds' shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.


 COLLECTION OF            We collect nonpublic personal information about our customers from the
 CUSTOMER INFORMATION     following sources:

                          o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                          o ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

                          o CORRESPONDENCE, written, telephonic or electronic between a customer and the
                            Tamarack Funds or service providers to the Tamarack Funds.

 DISCLOSURE OF            We may disclose all of the information described above to certain third parties
 CUSTOMER INFORMATION     who are not affiliated with the Tamarack Funds under one or more of these circumstances:

                          o AS AUTHORIZED -- if you request or authorize the disclosure of the information.

                          o AS PERMITTED BY LAW -- for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

                          o UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

 SECURITY OF CUSTOMER     We require service providers to the Tamarack Funds:
 INFORMATION
                          o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds;
                            and

                          o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
                            Tamarack Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                 Tamarack Funds
                                 P.O. BOX 219757
                           Kansas City, MO 64121-9757
                            Telephone: 1-800-422-2766
--------------------------------------------------------------------------------

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov
-----------

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
------------------

Investment Company Act File No. 811-21475.


Tamarack Funds                                               -------------------
c/o BFDS                                                          PRSRT STD
PO Box 219757                                                   U.S. POSTAGE
Kansas City, MO 64121-9757                                          PAID
                                                               PERMIT NO. 2891
                                                               KANSAS CITY MO
                                                             -------------------












                                                                          532753

[LOGO] TAMARACK FUNDS


TAMARACK GOVERNMENT INCOME FUND
TAMARACK QUALITY FIXED INCOME FUND
TAMARACK TAX-FREE INCOME FUND







INVESTMENT ADVISOR
VOYAGEUR ASSET MANAGEMENT INC.
100 South Fifth St. Suite 2300
Minneapolis, MN 55402









                                                          FIXED INCOME
                                                             FUNDS
                                                           PROSPECTUS
                                                        January 15, 2005
QUESTIONS?
Call 1-800-422-2766                                CLASS A, CLASS C, CLASS R
or Your Investment Representative.                        AND CLASS S



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS



                                       RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------   --------------------------------------------------------------------
THIS PROSPECTUS DESCRIBES THE           3-13    Investment Objectives, Principal Investment Strategies,
FOLLOWING FIXED INCOME FUNDS                    Principal Risks and Performance Information
OFFERED BY THE TAMARACK FUNDS                   o 3   Government Income Fund
("FUNDS"). CAREFULLY REVIEW THIS                o 6   Quality Fixed Income Fund
IMPORTANT SECTION, WHICH                        o 9   Tax-Free Income Fund
SUMMARIZES EACH FUND'S                    11    Fees and Expenses
INVESTMENTS, RISKS, PAST
PERFORMANCE, AND FEES.

                                       ADDITIONAL INFORMATION
------------------------------------   --------------------------------------------------------------------
                                          14    Investing for Temporary Defensive Purposes
                                          14    Risk Profile of Mutual Funds
                                          14    Overview of Principal Risks of the Funds

                                       FUND MANAGEMENT
------------------------------------   --------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON        15    Investment Advisor
THE PEOPLE AND ORGANIZATIONS              15    Portfolio Managers
WHO OVERSEE THE FUNDS. THE                17    Other Service Providers
FUNDS ARE MANAGED BY
VOYAGEUR ASSET MANAGEMENT
INC. ("VOYAGEUR" OR THE
"ADVISOR").

                                       SHAREHOLDER INFORMATION
------------------------------------   --------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON        18    Pricing of Fund Shares
HOW SHARES ARE VALUED, HOW TO             20    Purchasing and Adding to Your Shares
PURCHASE, SELL AND EXCHANGE               25    Selling Your Shares
SHARES, RELATED CHARGES AND               28    Exchanging Your Shares
PAYMENTS OF DIVIDENDS AND                 30    Additional Shareholder Services
DISTRIBUTIONS.                            31    Market Timing and Excessive Trading
                                          32    Disclosure of Portfolio Holdings
                                          33    Distribution Arrangements/Sales Charges
                                          36    Distribution and Service (12b-1) Fees
                                          37    Dividends, Distributions and Taxes
                                          38    Organizational Structure

                                       FINANCIAL HIGHLIGHTS
------------------------------------   --------------------------------------------------------------------
                                          39

                                       PRIVACY POLICY
------------------------------------   --------------------------------------------------------------------
                                          59

                                       BACK COVER
------------------------------------   --------------------------------------------------------------------
                                                Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS


GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. Relatively high current income consistent with relative stability of principal and safety.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund's investments are primarily in securities guaranteed by U.S. government agencies, including mortgage backed securities. In general, the Fund's investments will have an average maturity of 3 to 10 years, or in the case of mortgage-backed securities, an expected average life of 3 to 10 years. As of November 30, 2004, the Fund's weighted average maturity was 4.0 years. By limiting the maturity of its portfolio securities, the Fund seeks to moderate principal fluctuations. In addition, the Fund's Advisor pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.

Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.

To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Advisor); municipal obligations rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Advisor to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; and repurchase agreements with respect to securities in which the Fund is authorized to invest. The Fund may engage in transactions designed to hedge its portfolio against negative market movements.

While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance and cause additional taxable gains to shareholders.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS


INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. Certain securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection Risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level or prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline.


CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Government Income Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Index in the table below is an unmanaged index comprised of U.S. Treasury issues and debt of U.S. Government agencies guaranteed by the U.S. Government. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.




--------------------------------------------------------------------------------
                           PERFORMANCE BAR CHART(1)
       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
  (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES AND DO NOT INCLUDE A SALES
      CHARGE. IF A SALES CHARGE WERE INCLUDED, RESULTS WOULD BE LOWER.)
--------------------------------------------------------------------------------
   13.23%  2.50%  7.07%  7.20%  0.64%  9.33%  7.77%  9.11%  1.65%  1.71%
--------------------------------------------------------------------------------
    1995    96     97     98     99     00     01     02     03     04
--------------------------------------------------------------------------------
Best quarter:      Q3   2001    4.80%  |
Worst quarter:     Q2   2004   (2.68)% |
---------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.



AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)

                                                           PAST      PAST 5     PAST 10
                                                           YEAR       YEARS      YEARS
Class A Before Taxes(2)                                    1.71%      5.85%      5.94%
Class A After Taxes on Distributions                       0.74%      4.19%      3.94%
Class A After Taxes on Distributions and Sale of Shares    1.28%      4.04%      3.87%
Class C Before Taxes(3)                                     N/A        N/A        N/A
Class R Before Taxes(3)                                     N/A        N/A        N/A
Class S Before Taxes(3)                                     N/A        N/A        N/A

Lehman Brothers Intermediate Government Index              2.85%      6.69%      6.66%
--------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Government Income Fund, the predecessor to Tamarack Government Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2) Reflects 3.75% sales charge.

(3) Classes C, R and S commenced operations on April 19, 2004. Class S shares offering is closed to new investors.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS


QUALITY FIXED INCOME FUND

INVESTMENT OBJECTIVES. Current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. ("Investment grade" refers to the four highest rating categories of a nationally recognized statistical rating organization ("Rating Agency").) At least 70% of the Fund's total assets will be invested in fixed income securities rated at the time of purchase in one of the three highest categories by a Rating Agency (or unrated securities determined to be comparable in quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Advisor believes have potential for capital appreciation in an attempt to achieve a high level of total return. Up to 15% of the Fund's total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund also seeks to increase its total return by shortening the average maturity of its portfolio when it expects interest rates to increase and lengthening the average maturity to take advantage of expected interest rate declines. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Advisor diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.

Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.

In selecting individual securities, the Advisor considers various factors, including outlook for the economy and anticipated changes in interest rates and inflation, securities that appear to be inexpensive relative to other comparable securities, and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.


The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. In addition, the Fund's portfolio turnover may exceed 100%. A high rate of portfolio turnover generally increases brokerage and other expenses, which are borne by the Fund and its shareholders and may adversely affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable when distributed to shareholders.


A full discussion of all permissible investments can be found in the SAI.

PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money. The Fund may also invest up to 15% of its assets in obligations rated below investment grade. Securities rated Ba or BB or lower by Moody's or S&P, respectively, often referred to as "junk bonds," are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal.


FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. These risks may be particularly great in securities of emerging market countries and may also include risks of (a) nationalization, (b) prohibitions on repatriation of assets, (c) less protection of property rights, (d) non-diversified economies that are particularly vulnerable to changes in global trading patterns, and (e) extreme and volatile debt burdens and inflation rates.


MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effect may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Quality Fixed Income Fund by showing performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers U.S. Aggregate Bond Index in the table below is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage backed securities. The returns for Class C, R and S shares may differ from the Class A shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

-------------------------------------------------------------------------------
                        PERFORMANCE BAR CHART(1)
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
  (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES AND DO NOT INCLUDE A SALES
      CHARGE. IF A SALES CHARGE WERE INCLUDED, RESULTS WOULD BE LOWER.)
-------------------------------------------------------------------------------
                    11.41%  5.36%  6.80%  3.85%  3.62%
-------------------------------------------------------------------------------
                      2000    01     02     03     04
-------------------------------------------------------------------------------
Best quarter:    Q4   2000         4.71%   |
Worst quarter:   Q2   2004        (2.59)%  |
-------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows after-tax returns for Class A shares. After-tax returns for other classes will vary.



AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)

                                                                               SINCE
                                                           PAST     PAST 5    INCEPTION
                                                           YEAR      YEARS     5/11/99
 Class A Before Taxes(2)                                   3.62%     6.17%      5.32%
 Class A After Taxes on Distributions                      2.08%     4.06%      3.22%
 Class A After Taxes on Distributions and Sale of Shares   2.33%     4.03%      3.29%
 Class C Before Taxes(3)                                    N/A       N/A        N/A
 Class R Before Taxes(3)                                    N/A       N/A        N/A
 Class S Before Taxes(3)                                    N/A       N/A        N/A

 Lehman Brothers U.S. Aggregate Bond Index                 4.34%     7.71%      6.79%
-------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Quality Income Fund, the predecessor to Tamarack Quality Fixed Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2)  Reflects 3.75% sales charge.

(3) Classes C, R and S commenced operations on April 19, 2004. Class S shares offering is closed to new investors.

RISK/RETURN SUMMARY AND FUND EXPENSES FIXED INCOME FUNDS


TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE. Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards.

PRINCIPAL INVESTMENT STRATEGIES. The Fund intends to offer shares the income from which is substantially exempt from federal income tax. The Fund invests, under normal circumstances, at least 80% of it net assets (measured at the time of investment), plus any borrowings for investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax and any alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund will have an expected weighted average maturity between ten and twenty-five years, and securities will, at the time of purchase, have maturities in excess of five years. The Fund's investments, at the time of purchase, also will meet the following standards.


     o At least 90% of the Fund's municipal bond investments will be rated within the three top rating categories of Moody's (Aaa, Aa or A), Standard & Poor's(R) (AAA, AA or A) or Fitch Ratings ("Fitch") (AAA, AA or A).

     o The Fund's investments in short-term municipal obligations and notes will be (1) backed by the full faith and credit of the United States; or (2) rated MIG-1, MIG-2 or MIG-3 by Moody's; or (3) rated SP-1, SP-2 or SP-3 by Standard & Poor's(R); or (4) rated F1, F2 or F3 by Fitch, or (5) if unrated short-term, the issuer's long-term bond rating must be at least A as determined by Moody's, Standard & Poor's(R) or Fitch.

     o The Fund may invest in cash or short-term money market obligations (including taxable money market obligations on a temporary basis) that are rated in the top two categories (Prime-1 or Prime-2 by Moody's, A-1 or A-2 by Standard & Poor's(R) or F1 or F2 by Fitch).


The Fund normally invests for the long term, consistent with its strategy as described above, but the Fund may sell a security at any time that the Advisor considers it to be an unfavorable investment.

A full discussion of all permissible investments for the Fund can be found in the Funds' SAI.


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee the Fund will meet its goal. It is possible to lose money by investing in the Fund.

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or issuer, the higher the level of credit risk.

MARKET RISK. Market risk means that the bond market in general fluctuates, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

RISK/RETURN SUMMARY AND FUND EXPENSES                         FIXED INCOME FUNDS


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Tax-Free Income Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers Municipal Bond Index in the table below is an unmanaged index that includes investment grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. The Index reflects no deductions for fees, expenses or taxes. The returns for Class A, C and R shares may be lower than the Class S shares' returns shown in the bar chart because expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                         PERFORMANCE BAR CHART(1)
        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2)
             (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
--------------------------------------------------------------------------------
   16.42%  3.27%  8.73%  5.41%  (3.10)%  10.58%  3.62%  9.54%  5.42%  2.29%
    1995    96     97     98      99       00     01     02     03     04
--------------------------------------------------------------------------------
Best quarter:    Q1   1995         6.44%  |
Worst quarter:   Q2   2004        (3.27)% |
------------------------------------------


PERFORMANCE TABLE
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)

                                                               PAST      PAST 5     PAST 10
                                                               YEAR       YEARS      YEARS
Class S Before Taxes(2)                                        2.29%      6.24%      6.10%
Class S After Taxes on Distributions                           1.84%      6.07%      5.96%
Class S After Taxes on Distributions and Sale of Shares        3.16%      5.91%      5.86%
Class A Before Taxes(3)                                         N/A        N/A        N/A
Class C Before Taxes(3)                                         N/A        N/A        N/A
Class R Before Taxes(3)                                         N/A        N/A        N/A

Lehman Brothers Municipal Bond Index                           4.48%      7.20%      7.06%
-------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of D.L. Babson Tax-Free Income Fund, the predecessor to Tamarack Tax-Free Income Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Classes A, C and R commenced operations on April 19, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Funds. The term "offering price" includes the front-end sales load.


                            GOVERNMENT INCOME FUND


                                                  CLASS A       CLASS C      CLASS R     CLASS S**
----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                   3.75%(1)      None        None         None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                1.00%(2)      1.00%(3)    None         None
Redemption Fee(4)                                  2.00%         2.00%       2.00%        2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund
 assets)
Management fees                                    0.30%         0.30%       0.30%        0.30%
Distribution (12b-1) fees(5,6)                     0.50%         1.00%       0.50%        None
Other expenses(7)                                  1.22%         1.25%       1.66%        1.18%
                                                  -----         -----       -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)          2.02%         2.55%       2.46%        1.48%
                                                  -----         -----       -----        -----


                          QUALITY FIXED INCOME FUND*

                                                  CLASS A       CLASS C      CLASS R     CLASS S**
--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                   3.75%(1)      None         None         None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                1.00%(2)      1.00%(3)     None         None
Redemption Fee(4)                                  2.00%         2.00%        2.00%        2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund
 assets)
Management fees                                    0.60%         0.60%        0.60%        0.60%
Distribution (12b-1) fees(5,6)                     0.50%         1.00%        0.50%        None
Other expenses(7)                                  0.54%         0.49%        0.63%        0.53%
                                                  -----         -----        -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)          1.64%         2.09%        1.73%        1.13%
                                                  -----         -----        -----        -----

 *The Advisor has contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of the Class S shares of Quality Fixed Income Fund to 0.68%. This expense limitation agreement is in place until May 1, 2005.
**Class S shares offering is closed to new investors.

RISK/RETURN SUMMARY AND FUND EXPENSES



                             TAX-FREE INCOME FUND*

                                                  CLASS A        CLASS C      CLASS R     CLASS S**
---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a % of
 offering price)                                    3.75%(1)       None         None         None
Maximum Deferred Sales Charge (Load)
 (as a % of offering or sales price,
 whichever is less)                                 1.00%(2)       1.00%(3)     None         None
Redemption Fee(4)                                   2.00%          2.00%        2.00%        2.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund
 assets)
Management fees                                     0.85%          0.85%        0.85%        0.85%
Distribution (12b-1) fees(5,6)                      0.50%          1.00%        0.50%        None
Other expenses(7)                                   0.47%          0.60%        0.61%        0.58%
                                                   -----          -----        -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES(6,7)           1.82%          2.45%        1.96%        1.43%
                                                   -----          -----        -----        -----

 *   Class S shares offering is closed to new investors.

** The Advisor has contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of the Class S shares of Tax-Free Income Fund to 0.99%. This expense limitation agreement is in place until May 1, 2005.

(1) Sales charges decline for purchases of $100,000 or more. See "Distribution Arrangements/Sales Charges -- Front-End Sales Charges," below. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds or Voyageur Asset Management Inc.

(2) A 1.00% contingent deferred sales charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1,000,000 or more on which no initial sales charge was paid. See "Distribution
     Arrangements/Sales Charges-- Contingent Deferred Sales Charges" below.

(3) A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See "Distribution Arrangements/Sales Charges -- Contingent Deferred Sales Charges" below.

(4) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(5) Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the NASD.

(6) Total and net annual fund operating expenses presented above do not account for voluntary waivers of distribution (12b-1) fees of the Class A shares of 0.25%. If reflected in the calculations, these voluntary waivers (which will continue until at least March 31, 2006) would reduce total annual fund operating expenses for Class A shares of Government Income Fund to 1.77%. The voluntary waivers would reduce net annual fund operating expenses for Class A shares of Quality Fixed Income Fund to 1.39% and Class A shares of Tax-Free Income Fund to 1.57%.

(7)  Based on estimated expenses for the current fiscal year.

RISK/RETURN SUMMARY AND FUND EXPENSES


EXAMPLE: These Examples are intended to help you compare the cost of investing in the Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume:

     o    a $10,000 investment

     o    5% annual return and reinvestment of dividends and distributions

     o    redemption at the end of each period

     o    the Fund's operating expense levels remain the same from year to year


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                            GOVERNMENT INCOME FUND


                                CLASS A     CLASS C     CLASS R     CLASS S
-----------------------------------------------------------------------------
One Year After Purchase         $  572      $  258      $  249      $  151
Three Years After Purchase      $  985      $  793      $  767      $  468
Five Years After Purchase       $1,422      $1,355      $1,311      $  808
Ten Years After Purchase        $2,635      $2,885      $2,796      $1,768


                           QUALITY FIXED INCOME FUND


                                CLASS A     CLASS C     CLASS R     CLASS S
-----------------------------------------------------------------------------
One Year After Purchase         $  536      $  212      $  176      $  115
Three Years After Purchase      $  873      $  655      $  545      $  359
Five Years After Purchase       $1,233      $1,124      $  939      $  622
Ten Years After Purchase        $2,246      $2,421      $2,041      $1,375


                             TAX-FREE INCOME FUND


                                CLASS A     CLASS C     CLASS R     CLASS S
-----------------------------------------------------------------------------
One Year After Purchase         $  553      $  248      $  199      $  146
Three Years After Purchase      $  926      $  764      $  615      $  452
Five Years After Purchase       $1,323      $1,306      $1,057      $  782
Ten Years After Purchase        $2,432      $2,786      $2,285      $1,713

ADDITIONAL INFORMATION


INVESTING FOR TEMPORARY DEFENSIVE PURPOSES

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.




                           RISK PROFILE OF MUTUAL FUNDS

                ---------                             -----------
                FUND TYPE           ^                 ASSET CLASS
                ---------           |                 -----------
                                    |
              STOCK FUNDS           |                 SMALL COMPANY STOCKS
                                    |
                               Higher Risk            INTERNATIONAL STOCKS
                                    |
                                    |                 LARGE COMPANY STOCKS
                                    |
                                    |
               BOND FUNDS           |
                                    |
                                    |                 CORPORATE BONDS
                                    |
          MUNICIPAL FUNDS           |                 MUNICIPAL BONDS
                                    |
                               Lower Risk             GOVERNMENT BONDS
                                    |
                                    |
                                    v


                                          OVERVIEW OF PRINCIPAL RISKS OF THE FUNDS

----------------------------------------------------------------------------------------------------------------------------------
                                                                      PREPAYMENT
                                             INTEREST                    AND                                HIGH        FOREIGN
                        MARKET   SELECTION     RATE                   EXTENSION               HEDGING    PORTFOLIO     INVESTMENT
                         RISK       RISK       RISK     CREDIT RISK      RISK     CALL RISK     RISK      TURNOVER        RISK
----------------------------------------------------------------------------------------------------------------------------------
 Government Income
  Fund                    X         X           X           X             X          X           X
----------------------------------------------------------------------------------------------------------------------------------
 Quality Fixed Income
  Fund                    X         X           X           X             X          X           X          X             X
----------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Income
  Fund                    X         X           X           X                        X
----------------------------------------------------------------------------------------------------------------------------------



MORE INFORMATION ON THESE AND OTHER RISKS CAN BE FOUND IN THE "PRINCIPAL RISKS" SECTIONS UNDER EACH FUND SUMMARY IN THIS PROSPECTUS AND IN THE FUNDS' SAI.

FUND MANAGEMENT


INVESTMENT ADVISOR


The Funds are advised by Voyageur. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of November 30, 2004, Voyageur's investment team managed approximately $26.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the five month period ended September 30, 2004 as follows:



  Government Income Fund                            0.30%
                                ------------------------------------------------
  Quality Fixed Income Fund                         0.60%
--------------------------------------------------------------------------------

For these advisory services, Tax-Free Income Fund paid a fee (expressed as a percentage of average net assets) during the three month period ended September 30, 2004 as follows:

  Tax-Free Income Fund                              0.85%
--------------------------------------------------------------------------------

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the twelve month period ended April 30, 2004 as follows:

  Government Income Fund                            0.30%
                                ------------------------------------------------
  Quality Fixed Income Fund                         0.60%
--------------------------------------------------------------------------------

For these advisory services, Tax-Free Income Fund paid a fee (expressed as a percentage of average net assets) during the twelve month period ended June 30, 2004 as follows:

  Tax-Free Income Fund                              0.85%
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

Voyageur is responsible for the overall management of each Fund's portfolio. VOYAGEUR EMPLOYS A TEAM APPROACH TO THE MANAGEMENT OF EACH OF THE FIXED INCOME FUNDS. Each Fund's management team has access to Voyageur's investment research and other money management resources. The members of Voyageur's fixed income funds team are:


     o JAMES A. NORUNGOLO, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. James Norungolo's management emphasis is on core duration portfolios. He also has considerable experience in management for pension plans and other asset/liability-constrained portfolios. James specializes in the corporate bond sector, and also lends the Voyageur taxable fixed income team his strength in asset-backed securities (ABS). James' background includes experience as a credit analyst for Voyageur, where he specialized in industrial and financial industries. He has been in the investment industry since 1987. Prior to joining Voyageur in 1993, James was associated with Sovran Capital and NationsBank. James earned a BA from University of Virginia and is a CFA charterholder.

FUND MANAGEMENT


     o RAYE C. KANZENBACH, CFA, SENIOR MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Raye Kanzenbach is the Senior Portfolio Manager for portfolios which invest in tax-exempt securities. He is also the Chief Investment Officer, Fixed Income Products for the Tamarack Funds. Raye has been with Voyageur and its predecessor firm, Insight Investment Management, since 1983. Prior to his experience at Voyageur, Raye was employed at First Bank Minneapolis, where he managed the municipal and money market trust funds. He also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank's investment portfolio. Previously, he was employed as an investment officer with the St. Paul Companies where he managed municipal, corporate, Treasury, money market portfolios, and municipal credit research. Raye received his MBA from the University of Michigan and his BA from Lawrence University. He is a CFA charterholder and has been in the investment industry since 1973.

     o SCOTT CABALKA, VICE PRESIDENT, SENIOR FIXED INCOME PORTFOLIO MANAGER. Scott Cabalka is responsible for all trading in the taxable portfolios of the Tamarack Money Market funds, State investment pools, and short-term portfolios of Voyageur's corporate clients. In addition, Scott oversees the approved issuer list for the Tamarack Funds, as well as provides analysis of Voyageur's overall fixed income investment strategy. Prior to joining Voyageur, Scott was an account executive with Merrill Lynch where he focused on short-term investment strategies for institutional investors. Scott holds an MBA and a BS from the University of Minnesota. Scott has been with Voyageur, and its predecessor firm Insight Investment Management, since 1993 and began his career in the investment industry in 1980.

     o RANDAL W. HARRISON, CFA, VICE PRESIDENT, SENIOR FIXED INCOME PORTFOLIO MANAGER. Randy Harrison's areas of expertise are the mortgage-backed and commercial mortgage-backed securities markets. He is responsible for generating trades and strategies for these sectors, as well as apprising the other portfolio managers on the relative value both within the sector and compared to other sectors. Randy is the portfolio manager for several of Voyageur's bank and insurance portfolios, which often require in-depth analysis and understanding of clients' assets and liabilities beyond their investment holdings. Previously he managed three of Voyageur's bond mutual funds: Voyageur Financial Institutions (VFI) Intermediate and Core Funds as well as the US Government Bond Fund. Randy joined Voyageur in 1993 and has been in the investment industry since 1990. Prior to joining Voyageur, Randy was a securities analyst and trader for AEGON USA Insurance Group, developing and executing mortgage security swap strategies for AEGON's $5 billion mortgage-backed insurance portfolio. Randy holds a BS from Miami University (Ohio), an MBA from the University of Iowa and is a CFA charterholder.


     o TODD BRUX, CFA, DIRECTOR OF PORTFOLIO ANALYTICS. Todd Brux, Voyageur's Director of Portfolio Analytics, is responsible for supporting all analytical needs of the firm's fixed income department. His focus is on data integrity, valuation, historical analysis, statistical analysis, risk measurement, relative value analysis and portfolio analysis. Todd serves in a critical role that is integrated with Voyageur's portfolio management process. Prior to joining Voyageur in 2004, Todd was with GMAC RFC from March 2004 to October 2004 where he served as Head Trader of their mortgage strategy; prior to that, he was a Senior Investment Analyst at Galliard Capital Management from September 1999 to March 2004. Todd, an 11-year industry veteran, is a CFA charterholder and received his BA from the University of Wisconsin-Madison with a double major in Economics and Political Science.

     o PATRICK M. COLEMAN, CFA, MANAGING DIRECTOR, DIRECTOR OF FIXED INCOME CREDIT RESEARCH. Pat Coleman is head of Voyageur's team of research analysts and is directly responsible for the formulation of all internally generated quantitative and qualitative research. His focused background in investment analysis is key to the development of formal investment policy within the firm. Pat's areas of specialization include both public and private placement financing structures, tax-exempt securities, asset-backed securities, LBOs, investment grade and high yield public issues. Pat has previously served as the President of the Twin Cities Society of Security Analysts and continues to sit on the Board of Directors. Pat has been in the investment industry since 1980. Prior to joining Voyageur in 1992, he served as Vice President-Securities for NWNL Investment Co. and Washington Square Capital (Northwestern National Life Insurance Company, 1980-1992), where he managed investment grade and high yield portfolios of both public and private placement fixed-income securities. Pat earned a BBA in Finance from the University of Notre Dame and an MBA in Finance from the University of Minnesota. He is a CFA charterholder.

FUND MANAGEMENT


     o STEVEN P. ELDREDGE, CFA, MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Steve Eldredge has substantial experience in both tax-exempt and taxable market sectors. He combines this expertise to manage a variety of separately managed fixed income portfolios including numerous short-to short-intermediate tax-sensitive portfolios. This tax-sensitive portfolio management style allows for maximization of after-tax returns utilizing a wide variety of fixed income sectors. Steve began his career in the investment industry in 1978 and has been with Voyageur since 1995. Steve received his BA from the University of Central Florida and is a CFA charterholder.

     o JOHN M. HUBER, CFA, CHIEF INVESTMENT OFFICER - FIXED INCOME. John Huber is Voyageur's Chief Investment Officer - Fixed Income. His responsibilities include overseeing and directing Voyageur's fixed income division. John joined Voyageur in 2004 from Galliard Capital Management, where from 1995 to 2004 he was a Principal and Senior Portfolio Manager, responsible for the firm's total return fixed income effort. Prior to working for Galliard, John was a Portfolio Manager for Norwest Investment Management. John, a 14-year industry veteran, received his BA from the University of Iowa and his MBA in Finance from the University of Minnesota, Carlson School of Management. John is a CFA charterholder and member of the Twin Cities Society of Security Analysts.

     o THOMAS S. MCGLINCH, CFA, SENIOR MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Tom McGlinch specializes in taxable fixed income strategies and has been in the investment industry since 1982. He has a broad range of fixed income experience through a variety of market cycles, including management of client portfolios that consistently topped benchmark and peer group performance. Prior to joining Voyageur in 2000, Tom was Director and Senior Portfolio Manager for First American Asset Management, and before that held senior portfolio management and trading positions with Piper Jaffray Companies, TCF Financial Corp., and investment divisions of US Bancorp. Tom earned a BS from St. John's University, an MBA from the University of St. Thomas, and is a CFA charterholder.



OTHER SERVICE PROVIDERS

ADMINISTRATOR. Pursuant to separate agreements, Voyageur provides administrative services to the Funds.


DISTRIBUTOR. Tamarack Distributors Inc. ("Distributor"), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds' shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.


SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT. Bisys Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services, LP, also located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the fund accountant for each of the Funds.

DIVIDEND PAYING AGENT, TRANSFER AGENT. Boston Financial Data Services, Inc., a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

CUSTODIAN. The Funds' custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, MN 55479.

SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The per share net asset value ("NAV") of each class of shares of the Fund is calculated by adding the total value of the Fund's investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of the class.

------------------------------------     ---------------------------------------
|               NAV =              |     | 1. NAV is calculated separately for |
|                                  |     |    each class of shares.            |
|   Total Assets - Liabilities     |     |                                     |
|   --------------------------     |     | 2. You can find most Funds' NAV     |
|   Number of Shares of Class      |     |    daily in THE WALL STREET JOURNAL |
|         Outstanding              |     |    and in other newspapers.         |
-----------------------------------       -------------------------------------

The per share NAV for each class of each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("Exchange"), normally at 4:00 p.m. Eastern time, on days the Exchange is open.

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Fund's transfer agent on any day that the Exchange is open for business. For example:
If you place a purchase order to buy shares of the Value Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time. Also, as further explained in the "Purchasing and Adding to Your Shares" section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund's transfer agent at the time it is received by the intermediary.

The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued at fair value pursuant to procedures approved by the Board of Trustees. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.


If it has been determined that a significant valuation event that has materially affected the value of one or more of a Fund's securities has occurred, each security may be valued pursuant to the Fund's fair value pricing procedures. Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of the Quality Fixed Income Fund. Trading in foreign securities in some countries may not take place on all Fund business days and may take place in various foreign markets on days on which the Fund's NAV is not calculated. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

SHAREHOLDER INFORMATION


FAIR VALUATION

On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, "fair valuation" methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds' pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund's NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when a Fund's NAV is typically calculated.

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES


You may purchase shares of the Funds through the Funds' Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.(1) If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information. Class S shares are not available to new investors.


         -------------------------------------------------------------
                          MINIMUM INITIAL INVESTMENT
          ACCOUNT TYPE                                         AMOUNT
          Regular                                              $1,000
          IRA and Uniform Transfer/Gifts to Minors Accounts    $  250
          By exchange(2) from another Tamarack Fund into a
            regular account                                    $1,000
          By exchange(2) from another Tamarack Fund into an
            IRA or Uniform Transfer/Gifts to Minors Account    $  100
          With Automatic Monthly Investments                   $  100
         -------------------------------------------------------------
         -------------------------------------------------------------
                         MINIMUM ADDITIONAL INVESTMENT
          INVESTMENT TYPE                                      AMOUNT
          By telephone or mail                                 $  100
          By wire                                              $1,000
          By internet (Class S only)                           $  100
          By exchange(2) from another Tamarack Fund into a
            regular account                                    $1,000
          By exchange(2) from another Tamarack Fund into an
            IRA or Uniform Transfer/Gifts to Minors Account    $  100
          With Automatic Monthly Investments                   $   50
         -------------------------------------------------------------

(1) Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Fund in a timely manner.)

(2) The following Tamarack Funds are eligible for exchanges: the Tamarack Fixed Income Funds listed in this prospectus; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Small Cap International Fund); and Tamarack Prime Money Market Fund.

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ABOUT TRANSACTIONS
The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.


All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.


TELEPHONE PURCHASE, EXCHANGE AND REDEMPTION PRIVILEGES. Shareholders who open accounts with the Tamarack Funds are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds' representative may request personal identification and may tape record the call.

CLASS R ELIGIBILITY. Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

IRA AND KEOGH ACCOUNT MAINTENANCE FEES. A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged for the current year when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

CORPORATIONS, TRUSTS AND OTHER ENTITIES. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.


SALES LIMITED TO U.S. CITIZENS AND RESIDENT ALIENS. Shares of the Tamarack
Funds are only offered to United States citizens and resident aliens in the United States having a Social Security Number or Individual Tax Identification Number.
--------------------------------------------------------------------------------

 AVOID BACKUP TAX WITHHOLDING


 By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a
 U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR OPENING AN ACCOUNT
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

--------------------------------------------------------------------------------------------------------------
 BY MAIL              INITIAL PURCHASES AND ALL      REGISTERED/OVERNIGHT MAIL
                      CORRESPONDENCE                 Tamarack Funds
                      Tamarack Funds                 c/o BFDS
                      P.O. Box 219757                330 W. 9th St.
                      Kansas City, MO 64121-9757     Kansas City, MO 64105

                      1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                      2. Make check, bank draft or money order payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
                      3. Mail or courier application and payment to the applicable address above.
--------------------------------------------------------------------------------------------------------------
 BY INTERNET          Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
 (CLASS S ONLY)
--------------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                 Call 1-800-422-2766 to obtain an account
                      Kansas City, Missouri          number, instructions for sending your account
                        ABA #101000695               application to the Funds, and instructions for
                      For _____ Fund                 your bank to wire your investment. After
                        AC = 9870326213              confirming that the Funds have received your
                                                     application, contact your bank to wire your
                      Please provide:                investment (you must include the Funds'
                      Your account number and        banking instructions and your account number).
                      account name
--------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM           1-800-422-2766           If you already have an account with us and your
 ANOTHER TAMARACK                                    account is authorized for telephone exchanges
 FUND                            or                  (or on-line exchanges for Class S shares), you
                                                     may open an account in an eligible Tamarack
                       www.tamarackfunds.com         Fund by exchanging shares from another
                      (Class S exchanges only)       Tamarack Fund. The eligible Funds are: the
                                                     Tamarack Fixed Income Funds listed in this
                                                     prospectus; the Tamarack Equity Funds (Large
                                                     Cap Growth Fund, Mid Cap Growth Fund, Small
                                                     Cap Growth Fund, Enterprise Fund, Enterprise
                                                     Small Cap Fund, Microcap Value Fund, Value
                                                     Fund and Small Cap International Fund); and
                                                     Tamarack Prime Money Market Fund. The names
                                                     and registrations on the accounts must be
                                                     identical. The exchange must meet the
                                                     applicable minimum exchange amount
                                                     requirement.
--------------------------------------------------------------------------------------------------------------

                                                                 |          QUESTIONS?
                                                                 | Call 1-800-422-2766 or your
                                                                 | investment representative.
                                                                 -------------------------------

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR PURCHASING AND ADDING TO YOUR SHARES

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.


 BY TELEPHONE          1-800-422-2766                 You may make additional investments ($100
                                                      minimum) by telephone. After the Funds receive
                                                      and accept your request, the Funds will deduct
                                                      from your checking account the cost of the
                                                      shares. Availability of this service is subject to
                                                      approval by the Funds and the participating
                                                      banks.

 BY MAIL               REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                 Tamarack Funds
                       P.O. Box 219757                c/o BFDS
                       Kansas City, MO 64121-9757     330 W. 9th St.
                                                      Kansas City, MO 64105
--------------------------------------------------------------------------------------------------------------
                       1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
                          o Account name and account number
                          o Fund name
                          o Share class
                       2. Make check, bank draft or money order payable to "Tamarack Funds" and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
                       3. Mail or courier stub and payment to the applicable address above.
--------------------------------------------------------------------------------------------------------------
 BY WIRE               UMB Bank, n.a.                 Wire share purchases ($1,000 minimum) should
                       Kansas City, Missouri          include the names of each account owner, your
                        ABA #101000695                account number and the name of the Fund in
                       For _____ Fund                 which you are purchasing shares. YOU SHOULD
                        AC = 9870326213               NOTIFY THE FUNDS BY TELEPHONE THAT YOU HAVE SENT
                                                      A WIRE PURCHASE ORDER TO UMB BANK.
                       Please provide:
                       Your account number and
                       account name
--------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM      Please refer to the information under "Exchanging Your Shares" below.
 ANOTHER TAMARACK
 FUND
--------------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
 (CLASS S ONLY)        There is a $100 minimum for additional investments through the website.
--------------------------------------------------------------------------------------------------------------
 AUTOMATIC MONTHLY     You may authorize automatic monthly investments in a constant dollar amount ($50
 INVESTMENT            minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.
--------------------------------------------------------------------------------------------------------------

                                                                 |          QUESTIONS?
                                                                 | Call 1-800-422-2766 or your
                                                                 | investment representative.
                                                                 -------------------------------

SHAREHOLDER INFORMATION


You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

AUTOMATIC MONTHLY INVESTMENTS

Automatic Monthly Investments are processed through an automated clearing house ("ACH") whereby an agreed amount is credited to or debited from a shareholder's pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash, (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE "SHAREHOLDER INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES.")

SHAREHOLDER INFORMATION


SELLING YOUR SHARES


You may withdraw from your account at any       --------------------------------
time in the following amounts:                        WITHDRAWING MONEY FROM
                                                       YOUR FUND INVESTMENT
   o any amount up to $50,000 for redemptions
     requested by mail without a Medallion       As a mutual fund shareholder,
     signature guarantee*                        you are technically selling
                                                 shares when you request a
   o any amount for redemptions requested by     withdrawal in cash. This is
     mail with a Medallion signature guarantee   also known as redeeming shares
                                                 or a redemption of shares.
   o any amount up to and including $50,000 for --------------------------------
     Fund website redemptions (Class S shares only)

   o $1,000 or more for redemptions wired to a bank or similar account ($10 fee)**

   o $50 or more for redemptions by a systematic redemption plan (there may be a fee)

   o $1,000 or more for exchanges to another eligible Tamarack Fund

   o $100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund

   o $100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

   o up to $50,000 by telephone (for authorized accounts)

 * A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

** A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.


Please refer to "Additional Policies on Redemptions" below.


SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO REDEEMED. (See "Market Timing and Excessive Trading -- Redemption Fee" below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR SELLING SHARES (REDEMPTIONS)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.


 BY TELEPHONE        1-800-422-2766                 You may withdraw any amount up to $50,000 by
                                                    telephone, provided that your account is
                                                    authorized for telephone redemptions. The
                                                    Funds will send proceeds only to the address of
                                                    record, via ACH or by wire. You must provide
                                                    the Fund's name, your account number, the
                                                    names of each account owner (exactly as
                                                    registered), and the number of shares or dollar
                                                    amount to be redeemed.
--------------------------------------------------------------------------------------------------------------
 BY MAIL             REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                     Tamarack Funds                 Tamarack Funds
                     P.O. Box 219757                c/o BFDS
                     Kansas City, MO 64121-9757     330 W. 9th St.
                                                    Kansas City, MO 64105

                     1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
                     2. Mail or courier the letter to the applicable address above.
--------------------------------------------------------------------------------------------------------------
 BY WIRE             Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
--------------------------------------------------------------------------------------------------------------
 BY INTERNET         Visit the Funds' website, www.tamarackfunds.com, and follow the instructions
 (CLASS S ONLY)      provided. Provided you have previously registered, you may withdraw up to $50,000 through the website.
--------------------------------------------------------------------------------------------------------------
 SYSTEMATIC          You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or
 REDEMPTION PLAN     have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply.
--------------------------------------------------------------------------------------------------------------

                                                                 |          QUESTIONS?
                                                                 | Call 1-800-422-2766 or your
                                                                 | investment representative.
                                                                 -------------------------------

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ON SELLING SHARES (REDEMPTIONS)

We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.


If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.


SIGNATURE GUARANTEES

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:


  o A redemption check sent to a different payee, bank or address than we have on file;

  o A redemption check mailed to an account address that has been changed within the last 30 days;

  o A redemption for $50,000 or more in writing; or

  o A change in account registration or redemption instructions.


REDEMPTION FEE

A 2.00% redemption fee generally is imposed on redemptions and exchanges within 30 days of purchase. See "Market Timing and Excessive Trading -- Redemption Fee" below.



REDEMPTION IN KIND

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.


MINIMUM ACCOUNT SIZE

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to "Instructions for Opening an Account" above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Funds are: the Tamarack Fixed Income Funds in this prospectus; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Small Cap International Fund); and Tamarack Prime Money Market Fund.


 BY TELEPHONE          1-800-422-2766                 You may make exchanges from one eligible
                                                      Tamarack Fund account into another eligible
                                                      Tamarack Fund account, provided that your
                                                      account is authorized for telephone exchanges.
-------------------------------------------------------------------------------------------------------------------
 BY MAIL               REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                 Tamarack Funds
                       P.O. Box 219757                c/o BFDS
                       Kansas City, MO 64121-9757     330 W. 9th St.
                                                      Kansas City, MO 64105

                       1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
                          Tamarack Fund from which the amount is being transferred, and the name of the
                          Tamarack Fund into which the amount is being transferred.
                       2. Mail or courier the letter to the applicable address above.
-------------------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
 (CLASS S ONLY)        All Class S account owners are automatically granted internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Tamarack Funds.
-------------------------------------------------------------------------------------------------------------------
 MONTHLY EXCHANGES     You may authorize monthly exchanges ($100 minimum) from one eligible Tamarack Fund into another eligible Tamarack Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
-------------------------------------------------------------------------------------------------------------------

                                                                 |          QUESTIONS?
                                                                 | Call 1-800-422-2766 or your
                                                                 | investment representative.
                                                                 -------------------------------

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ON EXCHANGES

SHARES EXCHANGED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO EXCHANGED. The Funds also reserve the right to limit exchanges. (See "Market Timing and Excessive Trading" below.)


With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

SHAREHOLDER INFORMATION


ADDITIONAL SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

     o    Uniform Transfers/Gifts to Minors Accounts

     o    Transfer on Death ("TOD") Accounts

     o    Accounts for corporations, partnerships and retirement plans

     o    Coverdell Education Savings Accounts

     o    Traditional IRA accounts

     o    Roth IRA accounts

     o    Simplified Employee Pensions ("SEPs")


TELEPHONE/INTERNET SERVICES

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Holders of Class S shares may also access the Funds' web site, www.tamarackfunds.com.) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.


SHAREHOLDER MAILINGS

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

SHAREHOLDER INFORMATION



MARKET TIMING AND EXCESSIVE TRADING

Market timing may interfere with the management of a Fund's portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it.

REDEMPTION FEE. A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS. The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund's portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund's discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds' policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient

SHAREHOLDER INFORMATION


management of the Fund's investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as municipal bonds or obligations rated below investment grade, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund's investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

SHAREHOLDER INFORMATION


DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. The Class I shares of Government Income Fund and Quality Fixed Income Fund, which are closed to new investors, are described in a separate prospectus.



                                    CLASS A                         CLASS C*                      CLASS R
 Sales Charge (Load)     Maximum sales charge of         No front-end sales charge;       No sales charge.
                         3.75%. See Schedule below.      CDSC of 1.00% for
                                                         redemptions within 12
                                                         months of purchase.
-------------------------------------------------------------------------------------------------------------------
 Distribution and        Subject to annual               1.00%                            0.50%
 Service (12b-1) Fee     distribution and shareholder
                         servicing fees of up to
                         0.50% of the Fund's
                         assets.**
-------------------------------------------------------------------------------------------------------------------
 Fund Expenses           Lower annual expenses           Higher annual expenses           Lower annual expenses
                         than Class C shares.            than Class A and R shares.       than Class C shares.
-------------------------------------------------------------------------------------------------------------------

                                CLASS S***
 Sales Charge (Load)     None
-------------------------------------------------------------------------------------------------------------------
 Distribution and        None
 Service (12b-1) Fee
-------------------------------------------------------------------------------------------------------------------
 Fund Expenses           Lower annual expenses
                         than Class A, C and R
                         shares.
-------------------------------------------------------------------------------------------------------------------

  * Purchases of $500,000 or more of Class C shares are not permitted.

 ** The Distributor has voluntarily agreed to limit Class A 12b-1 Fees to 0.25% for the Funds until at least March 31, 2006.


*** Class S shares offering is closed to new investors. Dividends on outstanding
    Class S shares continue to be reinvested in additional Class S shares and Class S shares of a Fund may be exchanged for Class S shares of another Fund.


FRONT-END SALES CHARGES

Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. These sales charges will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate; (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization; (iii) accounts invested through RBC Centura Securities, Inc. and RBC Dain Rauscher Inc.; and (iv) trustees, directors, officers and employees of the Tamarack Funds and Voyageur Asset Management Inc. The amount paid for an investment, known as the "offering price," includes any applicable front-end sales charges.

                                                   SALES CHARGES
                                                 AS A PERCENTAGE OF
                                               OFFERING     NET AMOUNT
          FOR PURCHASES UP TO:                   PRICE       INVESTED
          Less than $100,000                     3.75%        3.90%
          $100,000 - $249,999.99                 3.50%        3.63%
          $250,000 - $499,999.99                 2.50%        2.56%
          $500,000 - $749,999.99                 2.00%        2.04%
          $750,000 - $999,999.99                 1.50%        1.52%
          $1,000,000 and over                    0.00%*       0.00%

*1.00% CDSC is imposed on redemptions within one year of purchase. See
 "Contingent Deferred Sales Charge" below.

SHAREHOLDER INFORMATION


REDUCING THE INITIAL SALES CHARGE ON PURCHASES OF CLASS A SHARES

COMBINING ACCOUNTS OF FAMILY MEMBERS. You may combine accounts in Tamarack Funds Class A shares in order to qualify for a reduced sales charge (load.) This does not include accounts in the Tamarack money market funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

     o Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

     o Single-participant retirement plan accounts owned by you or your immediate family

     o    Trust accounts established by you or your immediate family

You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

LETTER OF INTENT. You may also reduce your Class A initial sales charge by establishing a letter of intent. A letter of intent allows you to combine all Tamarack Funds Class A shares purchased through a single account (excluding money market funds) that you intend to make over a 13-month period to determine the appropriate sales charge. You must provide this letter of intent to the Tamarack Funds along with your account application. Capital appreciation, reinvested dividends and capital gains do not apply when calculating the total combined purchases during the 13-month period. Please be aware that a portion of your account may be held in escrow to cover the additional sales charge that may be due if your total investment in your account does not qualify for the anticipated sales charge reduction.

RIGHTS OF ACCUMULATION. You may also take into account the current value of your existing holdings in Class A shares of the Tamarack Funds (excluding the money market funds) to determine the appropriate sales charge on subsequent purchases. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.


PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE TAMARACK FUNDS, YOU MUST LET YOUR FINANCIAL ADVISOR KNOW AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR KNOW THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the Tamarack Funds website, www.tamarackfunds.com, or from your financial advisor.

SHAREHOLDER INFORMATION


CONTINGENT DEFERRED SALES CHARGES

For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.


WAIVING CONTINGENT DEFERRED SALES CHARGES (CLASS A AND CLASS C)

The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

     o    Redemptions due to death or disability of the shareholder.

     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.

     o    Tax-free returns of excess contributions to IRAs.

     o Permitted exchanges of shares between funds. However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A and C shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

     o    Redemptions through a systematic withdrawal plan.

     o Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2.

SHAREHOLDER INFORMATION


DISTRIBUTION AND SERVICE (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

     o    The 12b-1 fees vary by share class as follows:

          - Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing. The Distributor has voluntarily agreed to limit Class A 12b-1 fees to 0.25% for the Funds until at least March 31, 2006.

          - Class C shares may pay a 12b-1 fee of up to 1.00% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.

          - Class R shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund. 0.25% of this fee may be used for shareholder servicing.


     o The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.


Over time, shareholders will pay more than with other types of sales charges because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.


ADDITIONAL PAYMENTS. The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each Fixed Income Fund are declared daily and paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends paid out of a Fixed Income Fund's investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Fixed Income Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.


Dividends paid by the Tax-Free Income Fund from tax-exempt interest income generally are exempt from regular federal income tax.


Because no portion of a Fixed Income Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fixed Income Fund is expected to be eligible for the reduced tax rates applicable to "qualified dividend income" for individual shareholders, or for the dividends received deduction for corporate shareholders.

Fixed Income Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fixed Income Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fixed Income Fund in October, November or December with a record date in such a month and paid by the Fixed Income Fund during January of the following calendar year.

Each year, your Fixed Income Fund will notify you of the tax status of dividends and other distributions.

Upon the sale or other disposition of your Fixed Income Fund shares, you may realize a capital gain or loss which may be long-term or short-term, depending on how long you held your shares.

Fixed Income Fund distributions also may be subject to state, local and foreign taxes. In many states, Fixed Income Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fixed Income Fund.

SHAREHOLDER INFORMATION


ORGANIZATIONAL STRUCTURE

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Fixed Income Funds described in this prospectus were reorganized as series of Tamarack Funds Trust effective April 16, 2004. Unless otherwise noted, information contained in this prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganizations) along with the current name of each Fund:


PREDECESSOR FUND NAME                                     CURRENT FUND NAME
RBC Government Income Fund, a series of RBC Funds, Inc.   Tamarack Government Income Fund
RBC Quality Income Fund, a series of RBC Funds, Inc.      Tamarack Quality Fixed Income Fund
D.L. Babson Tax-Free Income Fund, Inc.                    Tamarack Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for Government Income Fund and Quality Fixed Income Fund for the period ended September 30, 2004 has been audited by Deloitte & Touche LLP whose report, along with those funds' financial statements, is included in the Funds' annual report, which is available upon request. Information for the period ended April 30, 2004 was also audited by Deloitte & Touche LLP. Information for periods ended April 30, 2003, April 30, 2002, April 30, 2001 and April 30, 2000 was audited by the Funds' previous independent registered public accounting firm. The information for Tax-Free Income Fund for the period ended September 30, 2004 has been audited by Deloitte & Touche LLP whose report, along with that Fund's financial statements, is included in the Funds' annual report, which is available upon request. Information for the period ended June 30, 2004 was also audited by Deloitte & Touche LLP. Information for periods ended June 30, 2003, June 30, 2002, June 30, 2001 and June 30, 2000 was audited by the Fund's previous independent registered public accounting firm.

FINANCIAL HIGHLIGHTS  --  CLASS A SHARES



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET                UNREALIZED
                                   VALUE,        NET         GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED     TOTAL
                                 OF PERIOD     INCOME     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) .......  $  10.33        0.10         0.09          0.19       (0.08)           --         --        (0.08)
 Year Ended April 30, 2004 ....     10.80        0.23        (0.24)        (0.01)      (0.23)           --      (0.23)       (0.46)
 Year Ended April 30, 2003 ....     10.26        0.38         0.54          0.92       (0.38)           --         --        (0.38)
 Year Ended April 30, 2002 ....     10.14        0.51         0.12          0.63       (0.51)           --         --        (0.51)
 Year Ended April 30, 2001 ....      9.66        0.56         0.48          1.04       (0.56)           --         --        (0.56)
 Year Ended April 30, 2000 ....     10.03        0.50        (0.33)         0.17       (0.50)           --      (0.04)       (0.54)
QUALITY FIXED INCOME FUND
 For the Period Ended
  September 30, 2004(d) .......  $   9.65        0.16         0.13          0.29       (0.17)           --         --        (0.17)
 Year Ended April 30, 2004 ....     10.27        0.38        (0.25)         0.13       (0.41)           --      (0.34)       (0.75)
 Year Ended April 30, 2003 ....      9.84        0.41         0.47          0.88       (0.44)           --      (0.01)       (0.45)
 Year Ended April 30, 2002 ....     10.06        0.51        (0.15)         0.36       (0.52)           --      (0.06)       (0.58)
 Year Ended April 30, 2001 ....      9.50        0.58         0.58          1.16       (0.58)           --      (0.02)       (0.60)
 Year Ended April 30, 2000(e) .     10.00        0.50        (0.50)           --       (0.50)           --         --        (0.50)



---------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from May 1, 2004 to September 30, 2004.
(e) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS  --  CLASS A SHARES


                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                         RATIO OF       INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET     PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS         ASSETS**      TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ --------------  -----------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $  10.44     1.87%(a)       $6,308          1.10%(b)         2.27%(b)        2.02%(b)        13%
 Year Ended April 30, 2004 ..     10.33    (0.05%)          6,063          1.22%            2.16%           1.50%           77%
 Year Ended April 30, 2003 ..     10.80     9.07%           6,233          1.08%            3.55%           1.33%           67%
 Year Ended April 30, 2002 ..     10.26     6.28%           5,113          1.04%            4.93%           1.29%           35%
 Year Ended April 30, 2001 ..     10.14    11.01%           5,139          0.93%            5.61%           1.18%          103%
 Year Ended April 30, 2000 ..      9.66     1.73%           4,493          0.88%            5.13%           1.13%           60%
QUALITY FIXED INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $   9.77     2.96%(a)       $1,257          0.93%(b)         4.07%(b)        1.64%(b)        13%
 Year Ended April 30, 2004 ..      9.65     1.39%           1,128          1.42%            3.56%           1.68%           87%
 Year Ended April 30, 2003 ..     10.27     9.09%             501          1.31%            4.03%           1.56%           79%
 Year Ended April 30, 2002 ..      9.84     3.67%             493          1.22%            5.03%           1.47%           88%
 Year Ended April 30, 2001 ..     10.06    12.46%             324          1.16%            5.88%           1.41%          130%
 Year Ended April 30, 2000(e)      9.50     0.03%(a)          240          1.34%(b)         5.50%(b)        1.59%(b)       314%

FINANCIAL HIGHLIGHTS  --  CLASS C SHARES



                                                     INVESTMENT ACTIVITIES                            DIVIDENDS
                                          --------------------------------------- --------------------------------------------------
                                                            NET
                                                          REALIZED
                                                            AND
                               NET ASSET                 UNREALIZED
                                 VALUE,        NET         GAINS      TOTAL FROM      NET                     NET
                               BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN OF   REALIZED       TOTAL
                               OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME      CAPITAL     GAINS     DISTRIBUTIONS
                              ----------- ------------ ------------- ------------ ------------ ----------- ---------- --------------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) ...... $  10.33       0.07          0.09         0.16         (0.05)        --         --         (0.05)
 For the Period Ended
  April 30, 2004(f) ..........    10.43        --          (0.10)       (0.10)           --         --         --           --
QUALITY FIXED INCOME FUND
 For the Period Ended
  September 30, 2004(d) ...... $   9.65       0.13          0.13         0.26         (0.14)        --         --         (0.14)
 For the Period Ended
  April 30, 2004(f) ..........     9.73       0.01         (0.08)       (0.07)        (0.01)        --         --         (0.01)

---------------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from May 1, 2004 to September 30, 2004.
(e) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS  --  CLASS C SHARES


                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                        RATIO OF        INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET     PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS         ASSETS**      TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ --------------  -----------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $ 10.44       1.56%(a)       $3           1.85%(b)         1.52%(b)         2.55%(b)       13%
 For the Period Ended
  April 30, 2004(f) .........    10.33      (0.92%)(a)       3           2.02%(b)         1.23%(b)         2.25%(b)       77%
QUALITY FIXED INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $  9.77       2.75%(a)       $3           1.68%(b)         3.33%(b)         2.09%(b)       13%
 For the Period Ended
  April 30, 2004(f) .........     9.65      (0.72%)(a)       3           1.69%(b)         3.03%(b)              (c)       87%

FINANCIAL HIGHLIGHTS  --  CLASS R SHARES


                                                     INVESTMENT ACTIVITIES                            DIVIDENDS
                                          --------------------------------------- --------------------------------------------------
                                                            NET
                                                          REALIZED
                                                            AND
                               NET ASSET                 UNREALIZED
                                 VALUE,        NET         GAINS      TOTAL FROM      NET                     NET
                               BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN OF   REALIZED       TOTAL
                               OF PERIOD     INCOME     INVESTMENTS   ACTIVITIES     INCOME      CAPITAL     GAINS     DISTRIBUTIONS
                              ----------- ------------ ------------- ------------ ------------ ----------- ---------- --------------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $  10.33        0.07         0.12         0.19        (0.07)         --         --         (0.07)
 For the Period Ended
  April 30, 2004(f) .........     10.43        0.01        (0.10)       (0.09)       (0.01)         --         --         (0.01)
QUALITY FIXED INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $   9.65        0.16         0.12         0.28        (0.16)         --         --         (0.16)
 For the Period Ended
  April 30, 2004(f) .........      9.73        0.01        (0.08)       (0.07)       (0.01)         --         --         (0.01)

--------------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from May 1, 2004 to September 30, 2004.
(e) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

FINANCIAL HIGHLIGHTS  --  CLASS R SHARES


                                                                                RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                         RATIO OF       INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET    PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS         ASSETS**     TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ -------------- -----------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $ 10.45       1.85%(a)        $26          1.35%(b)         1.68%(b)        2.46%(b)      13%
 For the Period Ended
  April 30, 2004(f) .........    10.33      (0.90%)(a)         3          1.46%(b)         1.75%(b)        1.61%(b)      77%
QUALITY FIXED INCOME FUND
 For the Period Ended          $  9.77       2.96%(a)        $20          1.16%(b)         2.92%(b)        1.73%(b)      13%
  September 30, 2004(d) .....
 For the Period Ended             9.65      (0.71%)(a)         3          1.13%(b)         3.54%(b)             (c)      87%
  April 30, 2004(f) .........

FINANCIAL HIGHLIGHTS  --  CLASS S SHARES


                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET                UNREALIZED
                                   VALUE,        NET         GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED     TOTAL
                                 OF PERIOD     INCOME     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) ........  $ 10.32       0.11          0.09         0.20        (0.09)       --           --        (0.09)
 For the Period Ended
  April 30, 2004(f) ............    10.42       0.01         (0.10)       (0.09)       (0.01)       --           --        (0.01)
QUALITY FIXED INCOME FUND
 For the Period Ended
  September 30, 2004(d) ........  $  9.65       0.17          0.13         0.30        (0.18)       --           --        (0.18)
 For the Period Ended
  April 30, 2004(f) ............     9.73       0.01         (0.08)       (0.07)       (0.01)       --           --        (0.01)



---------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) There were no waivers or reimbursements during the period.
(d) For the period from May 1, 2004 to September 30, 2004.
(e) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.
(f) For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

                                CLASS S SHARES


                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                        RATIO OF        INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET    PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS         ASSETS**     TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ -------------- -----------
GOVERNMENT INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $ 10.43       1.97%(a)      $     3        0.85%(b)         2.54%(b)        1.48%(b)         13%
 For the Period Ended
  April 30, 2004(f) .........    10.32      (0.89%)(a)           3        1.01%(b)         2.17%(b)        1.23%(b)         77%
QUALITY FIXED INCOME FUND
 For the Period Ended
  September 30, 2004(d) .....  $  9.77       3.07%(a)      $89,278        0.68%(b)         4.34%(b)        1.13%(b)         13%
 For the Period Ended
  April 30, 2004(f) .........     9.65      (0.58%)(a)      97,237        0.68%(b)         4.37%(b)          (c)            87%

FINANCIAL HIGHLIGHTS  --  CLASS S SHARES



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET                UNREALIZED
                                   VALUE,        NET         GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED       TOTAL
                                 OF PERIOD     INCOME     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
TAX-FREE INCOME FUND (a)
 For the Period Ended
  September 30, 2004(e) .......  $  9.05        0.08          0.26         0.34       (0.08)         --          --        (0.08)
 Year Ended June 30, 2004(g) ..     9.57        0.32         (0.40)       (0.08)      (0.32)         --       (0.12)       (0.44)
 Year Ended June 30, 2003 .....     9.14        0.35          0.44         0.79       (0.35)         --       (0.01)       (0.36)
 Year Ended June 30, 2002 .....     8.96        0.36          0.18         0.54       (0.36)         --          --        (0.36)
 Year Ended June 30, 2001 .....     8.62        0.37          0.38         0.75       (0.37)         --       (0.04)       (0.41)
 Year Ended June 30, 2000 .....     8.91        0.39         (0.21)        0.18       (0.39)         --       (0.08)       (0.47)

-------------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) The financial highlights for the Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L. The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from July 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g) The pre-existing class of shares was designated Class S shares as of April 19, 2004.

                                CLASS S SHARES



                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                         RATIO OF       INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET    PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS         ASSETS**     TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ -------------- -----------
TAX-FREE INCOME FUND (a)
 For the Period Ended
  September 30, 2004(e) ...... $ 9.31        3.78%(b)      $27,329         0.99%(c)        3.48%(c)         1.43%(c)        2%
 Year Ended June 30, 2004(g) .   9.05       (0.87)%         28,186         0.99%           3.47%            1.35%          17%
 Year Ended June 30, 2003 ....   9.57        8.82%          39,045         0.99%           3.73%            1.04%          15%
 Year Ended June 30, 2002 ....   9.14        6.12%          36,435         0.99%           3.96%              (d)          12%
 Year Ended June 30, 2001 ....   8.96        8.89%          34,856         1.00%           4.19%              (d)          27%
 Year Ended June 30, 2000 ....   8.62        2.18%          24,166         1.01%           4.53%              (d)          48%

FINANCIAL HIGHLIGHTS  -- CLASS A SHARES


                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET                UNREALIZED
                                   VALUE,        NET         GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     INCOME     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
TAX-FREE INCOME FUND (A)
 For the Period Ended
  September 30, 2004(e) ........  $ 9.05        0.07         0.26          0.33        (0.07)        --          --        (0.07)
 For the Period Ended
  June 30, 2004(f) .............    9.25        0.06        (0.20)        (0.14)       (0.06)        --          --        (0.06)

---------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) The financial highlights for the Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L. The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from July 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g) The pre-existing class of shares was designated Class S shares as of April 19, 2004.

FINANCIAL HIGHLIGHTS  -- CLASS A SHARES


                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                         RATIO OF       INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET    PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS         ASSETS**     TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ -------------- -----------
TAX-FREE INCOME FUND (a)
 For the Period Ended
  September 30, 2004(e) ......  $ 9.31       3.71%(b)       $166          1.23%(c)         3.20%(c)         1.82%(c)         2%
 For the Period Ended
  June 30, 2004(f) ...........    9.05      (1.50%)(b)        33          1.24%(c)         3.39%(c)         3.00%(c)        17%

FINANCIAL HIGHLIGHTS  --  CLASS C SHARES



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET                UNREALIZED
                                   VALUE,        NET         GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED     TOTAL
                                 OF PERIOD     INCOME     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
TAX-FREE INCOME FUND (A)
 For the Period Ended
  September 30, 2004(e) ........  $ 9.05        0.06          0.26         0.32        (0.06)       --          --        (0.06)
 For the Period Ended
  June 30, 2004(f) .............    9.25        0.05         (0.20)       (0.15)       (0.05)       --          --        (0.05)

---------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) The financial highlights for the Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L. The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from July 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g) The pre-existing class of shares was designated Class S shares as of April 19, 2004.

FINANCIAL HIGHLIGHTS  --  CLASS C SHARES



                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                         RATIO OF       INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET     PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS         ASSETS**      TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ --------------  -----------
TAX-FREE INCOME FUND (a)
 For the Period Ended
  September 30, 2004(e) .....  $ 9.31        3.53%(b)        $3           1.99%(c)        2.54%(c)         2.45%(c)          2%
 For the Period Ended
  June 30, 2004(f) ..........    9.05       (1.65%)(b)        3           1.98%(c)        2.59%(c)         3.16%(c)         17%

FINANCIAL HIGHLIGHTS  --  CLASS R SHARES



                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------- ------------------------------------------------
                                                             NET
                                                           REALIZED
                                                             AND
                                 NET ASSET                UNREALIZED
                                   VALUE,        NET         GAINS     TOTAL FROM       NET                    NET
                                 BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT   RETURN      REALIZED      TOTAL
                                 OF PERIOD     INCOME     INVESTMENTS  ACTIVITIES     INCOME    OF CAPITAL    GAINS    DISTRIBUTIONS
                                ----------- ------------ ------------ ------------- ---------- ------------ ---------- -------------
TAX-FREE INCOME FUND (A)
 For the Period Ended
  September 30, 2004(e) ......... $ 9.05        0.07          0.26         0.33       (0.07)         --         --        (0.07)
 For the Period Ended
  June 30, 2004(f) ..............   9.25        0.06         (0.20)       (0.14)      (0.06)         --         --        (0.06)

---------
*   Excludes sales charge.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) The financial highlights for the Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L. The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers or reimbursements during the period.
(e) For the period from July 1, 2004 to September 30, 2004.
(f) For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g) The pre-existing class of shares was designated Class S shares as of April 19, 2004.

FINANCIAL HIGHLIGHTS  --  CLASS R SHARES



                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                                         RATIO OF       INVESTMENT       RATIO OF
                               NET ASSET                NET ASSETS,    EXPENSES TO       INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL     END OF PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET    PORTFOLIO
                               OF PERIOD    RETURN*       (000'S)         ASSETS          ASSETS          ASSETS**    TURNOVER***
                             ------------  ---------  --------------- ------------- ------------------ -------------- -----------
TAX-FREE INCOME FUND (a)
 For the Period Ended
  September 30, 2004(e) .....  $ 9.31        3.66%(b)        $3           1.49%(c)        3.03%(c)         1.96%(c)          2%
 For the Period Ended
  June 30, 2004(f) ..........    9.05       (1.55%)(b)        3           1.48%(c)        3.09%(c)         2.65%(c)         17%

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PRIVACY POLICY


                                 TAMARACK FUNDS
                     NOTICE OF PRIVACY POLICY & PRACTICES

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds' shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.


 COLLECTION OF            We collect nonpublic personal information about our customers from the
 CUSTOMER INFORMATION     following sources:

                          o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                          o ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

                          o CORRESPONDENCE, written, telephonic or electronic between a customer and the
                            Tamarack Funds or service providers to the Tamarack Funds.

 DISCLOSURE OF            We may disclose all of the information described above to certain third parties
 CUSTOMER INFORMATION     who are not affiliated with the Tamarack Funds under one or more of these circumstances:

                          o AS AUTHORIZED -- if you request or authorize the disclosure of the information.

                          o AS PERMITTED BY LAW -- for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

                          o UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

 SECURITY OF CUSTOMER     We require service providers to the Tamarack Funds:
 INFORMATION
                          o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds; and

                          o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
                            Tamarack Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                Tamarack Funds
                               P.O. BOX 219757
                          Kansas City, MO 64121-9757
                          Telephone: 1-800-422-2766
--------------------------------------------------------------------------------

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov
-----------

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
------------------

Investment Company Act File No. 811-21475.


Tamarack Funds                                               -------------------
c/o BFDS                                                          PRSRT STD
PO Box 219757                                                   U.S. POSTAGE
Kansas City, MO 64121-9757                                          PAID
                                                               PERMIT NO. 2891
                                                               KANSAS CITY MO
                                                             -------------------













                                                                          532751

[LOGO TAMARACK FUNDS


TAMARACK LARGE CAP GROWTH FUND
TAMARACK MID CAP GROWTH FUND
TAMARACK SMALL CAP GROWTH FUND
TAMARACK ENTERPRISE FUND
TAMARACK ENTERPRISE SMALL CAP FUND
TAMARACK GOVERNMENT INCOME FUND
TAMARACK QUALITY FIXED INCOME FUND





INVESTMENT ADVISOR
VOYAGEUR ASSET MANAGEMENT INC.
100 South Fifth St. Suite 2300
Minneapolis, MN 55402



                                                                  PROSPECTUS
QUESTIONS?                                                     January 15, 2005
Call 1-800-422-2766
or Your Investment Representative.                              CLASS I SHARES


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS



                                            RISK/RETURN SUMMARY AND FUND EXPENSES
-----------------------------------------------------------------------------------------------------------------------
THIS PROSPECTUS DESCRIBES THE                3-24    Investment Objectives, Principal Investment Strategies,
CLASS I SHARES OF THE TAMARACK                       Principal Risks and Performance Information
FUNDS LISTED TO THE RIGHT                            o 3  Large Cap Growth Fund
(THE "FUNDS"). CAREFULLY REVIEW                      o 5  Mid Cap Growth Fund
THIS IMPORTANT SECTION, WHICH                        o 7  Small Cap Growth Fund
SUMMARIZES EACH FUND'S                               o 9  Enterprise Fund
INVESTMENTS, RISKS, PAST                             o 11  Enterprise Small Cap Fund
PERFORMANCE, AND FEES.                               o 13  Government Income Fund
                                                     o 16  Quality Fixed Income Fund
                                               19    Fees and Expenses

                                            ADDITIONAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------
                                               25    Investing for Temporary Defensive Purposes
                                               25    Risk Profile of Mutual Funds
                                               25    Overview of Risks of the Funds

                                            FUND MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             26    Investment Advisor
THE PEOPLE AND ORGANIZATIONS                   27    Sub-Advisor
WHO OVERSEE THE FUNDS. THE FUNDS ARE           27    Portfolio Managers
MANAGED BY VOYAGEUR ASSET MANAGEMENT           30    Other Service Providers
INC. ("VOYAGEUR" OR THE "ADVISOR").

                                            SHAREHOLDER INFORMATION
-----------------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON HOW         31    Pricing of Fund Shares
SHARES ARE VALUED, HOW TO  PURCHASE,           33    Purchasing and Adding to Your Shares
SELL AND EXCHANGE SHARES, RELATED              38    Selling Your Shares
CHARGES AND PAYMENTS OF DIVIDENDS AND          41    Exchanging Your Shares
DISTRIBUTIONS.                                 43    Additional Shareholder Services
                                               44    Market Timing and Excessive Trading
                                               45    Disclosure of Portfolio Holdings
                                               45    Distribution Arrangements/Sales Charges
                                               47    Dividends, Distributions and Taxes
                                               47    Organizational Structure

                                            FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------
                                               47

                                            PRIVACY POLICY
-----------------------------------------------------------------------------------------------------------------------
                                               53

                                            BACK COVER
-----------------------------------------------------------------------------------------------------------------------
                                                     Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES


LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE. Long-term        -----------------------------------------
capital appreciation.                  | MARKET CAPITALIZATION is a common     |
                                       | measure of the size of a company. It  |
PRINCIPAL INVESTMENT STRATEGIES. The | is the market price of a share of the | Fund normally invests at least 80% of | company's stock multiplied by the | its net assets, plus any borrowings | number of shares that are outstanding.| for investment purposes, in common -----------------------------------------
stocks of large U.S. companies each
having $5 billion or more in market    -----------------------------------------
capitalization at the time of purchase | SHORT SALES "AGAINST THE BOX." In a | by the Fund. The Fund will provide | short sale, the buyer agrees to sell | notice to shareholders at least 60 | a security it does not own. The buyer |
days prior to any change to this       | then buys or borrows the security to  |
policy. The Advisor uses quantitative | complete the sale. The Fund may engage| and qualitative analysis to select | only in short sales "against the box."| stocks for the Fund's portfolio that | Thus, the Fund may sell a security | the Advisor believes offer attractive | short only if it already owns, or has | growth opportunities and are selling | the right to obtain at no additional | at reasonable prices. The Fund pursues | cost, an equal amount of the security.| this strategy by first considering | In these transactions, the Fund seeks |
fundamental factors such as book       | to hedge against a decline in the     |
value, cash flow, earnings, and        | price of the security.                |
sales. The Advisor's quantitative      -----------------------------------------
analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depositary Receipts ("ADRs"). The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Large Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The Russell 1000 Growth Index is an unmanaged index of growth securities. The indexes reflect no deductions for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
------------------------------------------------------------------------------------
31.38%  20.02%  27.80%  15.46%  24.58%  (11.95)%  (16.65)%  (23.69)%  20.94%  9.52%
------------------------------------------------------------------------------------
 1995     96      97      98     99       00         01       02       03      04
------------------------------------------------------------------------------------
Best quarter:    Q4   1998         23.38%   |
Worst quarter:   Q3   2002        (16.80)%  |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.



AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                              PAST          PAST 5        PAST 10
                                                                              YEAR          YEARS          YEARS
Class I Before Taxes                                                          9.52%         (5.62)%        8.23%
Class I After Taxes on Distributions                                          9.44%         (5.95)%        N/A
Class I After Taxes on Distributions and Sale of Shares                       6.19%         (4.78)%        N/A

S&P 500 Index(R)                                                             11.04%         (2.27)%       12.08%
Russell 1000 Growth Index(2)                                                  6.30%         (9.29)%        9.59%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Large Cap Equity Fund, the predecessor to Tamarack Large Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the RBC Large Cap Equity Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2) The Fund recently added this benchmark because it reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES


MID CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard and Poor's MidCap 400 Composite Stock Price Index (the "S&P MidCap 400 Index") at the time of purchase by the Fund. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. As of November 30, 2004, the range of market capitalization of companies within the S&P MidCap 400 Index was approximately $341 million to $9.5 billion. The Advisor uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Advisor believes offer attractive growth opportunities and are selling at reasonable prices. The Advisor pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Advisor's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Advisor utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Advisor will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund may also engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.


A full discussion of all permissible investments for the Fund can be found in the SAI.


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

MID-SIZED COMPANY RISK. Stocks of mid-sized companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Mid-sized companies may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Mid Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The S&P MidCap 400 Index in the table below is an unmanaged index of 400 selected common stocks of mid-sized companies. The S&P MidCap 400/Barra Growth Index is an unmanaged index of selected common stocks of companies in the S&P MidCap 400 Index identified as growth stocks. The Russell Midcap Growth Index is an unmanaged index of growth securities. The indexes reflect no deductions for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


--------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
--------------------------------------------------------------------------------
34.91%  23.99%  26.29%  21.19%  10.68%  15.13%  0.78%  (17.72)%  32.21%  6.52%
--------------------------------------------------------------------------------
 1995     96      97      98     99       00     01       02       03      04
--------------------------------------------------------------------------------
Best quarter:    Q4   1998         29.04%   |
Worst quarter:   Q3   2002        (17.27)%  |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.



AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                              PAST         PAST 5        PAST 10
                                                                              YEAR          YEARS         YEARS
Class I Before Taxes                                                          6.52%         6.34%         14.59%
Class I After Taxes on Distributions                                          4.57%         4.50%         11.58%
Class I After Taxes on Distributions and Sale of Shares                       6.78%         4.82%         11.54%

S&P MidCap 400 Index                                                         16.48%         9.54%         16.10%
S&P MidCap 400/Barra Growth Index                                            14.00%         3.92%         15.24%
Russell Midcap Growth Index(2)                                               15.48%        (3.36)%        11.23%
------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to Tamarack Mid Cap Growth Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2) The Fund recently added this benchmark because it reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES


SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund focuses on equity securities that the Advisor believes have strong prospects for appreciation through growth in earnings. Small capitalization companies are defined by the Fund as companies with a market capitalization of less than $2.0 billion at time of investment of its assets. In selecting stocks for the Fund, the Advisor considers certain factors including sales and earnings growth rates and the strength of the issuer's balance sheet. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. The Fund may also invest in foreign securities traded on U.S. exchanges. The Advisor will consider selling securities if the issuer's market capitalization exceeds $5.0 billion. The Fund may engage to a limited extent in short sales "against the box" and certain other hedging transactions in an effort to offset anticipated negative market movements.

A full discussion of all permissible investments can be found in the SAI.


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any individual stock.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

SMALL COMPANY RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Small Cap Growth Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted earnings growth rates. The S&P SmallCap 600 Index measures the performance of selected U.S. stocks with small-market capitalizations. The indexes reflect no deductions for fees, expenses or taxes. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


------------------------------------------------------------------------------------
                             PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
------------------------------------------------------------------------------------
20.48%  22.47%  31.66%   8.90%  10.41%  10.70%  (1.70)%  (18.05)%  37.58%  17.47%
------------------------------------------------------------------------------------
 1995     96      97      98     99       00      01       02        03      04
------------------------------------------------------------------------------------
Best quarter:    Q4   1998         23.99%   |
Worst quarter:   Q3   1998        (17.98)%  |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. After-tax returns are not available and are therefore not required to be presented for the periods prior to the time the Fund became a registered investment company.



AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                               PAST         PAST 5        PAST 10
                                                                               YEAR          YEARS         YEARS
Class I Before Taxes                                                          17.47%         7.78%         13.20%
Class I After Taxes on Distributions                                          14.95%         6.69%           N/A
Class I After Taxes on Distributions and Sale of Shares                       14.58%         6.32%           N/A

Russell 2000 Index                                                            18.33%         6.61%         11.54%
Russell 2000 Growth Index                                                     14.31%        (3.57)%         7.12%
S&P SmallCap 600 Index(2)                                                     22.65%        11.60%         14.29%
-------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Small Cap Equity Fund, the predecessor to Tamarack Small Cap Growth Fund. The quoted performance includes the performance of a common trust fund ("CTF") account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to RBC Small Cap Equity Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if included, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

(2) The Fund recently changed its primary benchmark to one that more accurately reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES


ENTERPRISE FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests in common stocks of small capitalization companies, defined for this purpose as companies whose market capitalizations at time of initial purchase are at or below the highest capitalization represented in the Russell 2000 Index. As of November 30, 2004, the highest capitalization represented in the Russell 2000 Index was $3.2 billion. The Fund's securities portfolio will primarily consist of small capitalization companies whose market capitalizations at the time of the Fund's initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000 Index, defined for this purpose as "micro-cap" securities.

The Fund selects stocks of companies that are selling at prices the Advisor or the Sub-Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

     o    price relative to earnings
     o    price relative to sales
     o    price relative to assets as measured by book value
     o    price relative to cash flow

The Fund normally invests for the long term, but may sell a security at any time that the Advisor or the Sub-Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments for the Fund can be found in the Fund's SAI.


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.


SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor or the Sub-Advisor might prefer, or it may have to sell in small quantities over a period of time.

IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Enterprise Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to broad-based securities indexes. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. The Russell 2000 Value Index in the table below measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes reflect no deductions for fees, expenses or taxes. The returns shown in the bar chart and table are those of the Fund's Class S shares, a class not offered in this prospectus but that would have substantially similar annual returns to those of Class I shares because the shares of both classes are invested in the same portfolio of securities. The returns for Class I shares should also be similar to those of the Class S shares because the classes have similar expenses. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


------------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2,3)
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
------------------------------------------------------------------------------------
16.43%  21.27%  32.43%  (11.36)%  (7.26)%  12.47%  29.50%  (3.42)%  50.64%  15.17%
------------------------------------------------------------------------------------
 1995     96      97      98        99       00      01      02       03      04
------------------------------------------------------------------------------------
Best quarter:    Q2   1999         18.90%   |
Worst quarter:   Q3   2002        (20.19)%  |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows historical after-tax returns for Class S shares. After-tax returns for Class I shares will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1,3)

                                                                                  PAST         PAST 5        PAST 10
                                                                                  YEAR         YEARS          YEARS
Class S Before Taxes(2)                                                          15.17%        19.53%        14.13%
Class S After Taxes on Distributions                                             14.50%        18.82%        12.11%
Class S After Taxes on Distributions and Sale of Shares                          10.64%        16.96%        11.42%
Class I Before Taxes(3)                                                            N/A           N/A           N/A

Russell 2000 Value Index(4)                                                      22.25%        17.23%        15.17%
Russell 2000 Index                                                               18.33%         6.61%        11.54%
--------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to Tamarack Enterprise Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Class I shares commenced operations on September 30, 2004.

(4) The Fund recently added this benchmark because it reflects the universe of securities in which the Fund invests.

RISK/RETURN SUMMARY AND FUND EXPENSES


ENTERPRISE SMALL CAP FUND

INVESTMENT OBJECTIVE. Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster-growing companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy. The Fund currently considers "small companies" to be those within the market capitalization range of the Russell 2000 Index at the time of initial purchase by the Fund. As of November 30, 2004, the market capitalization range of the Russell 2000 Index was $40 million to $3.2 billion. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

The Fund selects stocks of companies that are selling at prices the Advisor or the Sub-Advisor believes are reasonable in relation to the companies' fundamental financial characteristics and business prospects. The primary valuation ratios used to evaluate stocks are:

     o    price relative to earnings
     o    price relative to sales
     o    price relative to assets as measured by book value
     o    price relative to cash flow

The Fund normally invests for the long-term, but may sell a security at any time that the Advisor or the Sub-Advisor considers it to be overvalued or otherwise unfavorable.


A full discussion of all permissible investments for the Fund can be found in the SAI.



PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.


MARKET RISK. Market risk means that the stock market fluctuates in general, which may affect the performance of any one or more individual stocks held by the Fund.

SELECTION RISK. Selection risk means that the particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.

SMALL COMPANY RISK. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, it may have to sell at a lower price than the Advisor or the Sub-Advisor might prefer, or it may have to sell in small quantities over a period of time.

IPO RISK. Although the Fund generally does not invest in initial public offerings ("IPOs"), in the event that it does, because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that the Fund's IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Enterprise Small Cap Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Russell 2000 Index in the table below measures the performance of approximately 2,000 companies with small-market capitalizations. This index reflects no deductions for fees, expenses or taxes. The returns shown in the bar chart and table are those of the Fund's Class S shares, a class not offered in this prospectus but that would have substantially similar annual returns to those of Class I shares because the shares of both classes are invested in the same portfolio of securities. The returns for Class I shares should also be similar to those of the Class S shares because the classes have similar expenses. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.



--------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS S SHARES(2,3)
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
--------------------------------------------------------------------------------
19.87%  27.62%  33.27%  (4.33)%  6.16%  16.61%  2.73%  (9.96)%  43.85%  19.37%
--------------------------------------------------------------------------------
 1995     96      97      98      99     00      01      02       03      04
--------------------------------------------------------------------------------
Best quarter:    Q2   2003         18.64%   |
Worst quarter:   Q3   2002        (19.01)%  |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. The table shows historical after-tax returns for Class S shares. After-tax returns for Class I shares will vary.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1,3)
                                                                                 PAST         PAST 5       PAST 10
                                                                                 YEAR         YEARS         YEARS
Class S Before Taxes(2)                                                         19.37%        13.12%        14.39%
Class S After Taxes on Distributions                                            18.13%        12.02%        12.84%
Class S After Taxes on Distributions and Sale of Shares                         14.21%        11.05%        12.08%
Class I Before Taxes(3)                                                           N/A           N/A           N/A

Russell 2000 Index                                                              18.33%         6.61%        11.54%
------------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to Tamarack Enterprise Small Cap Fund. The bar chart and table assume reinvestment of dividends and distributions.

(2)  Class S shares offering is closed to new investors.

(3)  Class I shares commenced operations on September 30, 2004.

RISK/RETURN SUMMARY AND FUND EXPENSES


GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. Relatively high current income consistent with relative stability of principal and safety.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund's investments are primarily in securities guaranteed by U.S. government agencies, including mortgage backed securities. In general, the Fund's investments will have an average maturity of 3 to 10 years, or in the case of mortgage-backed securities, an expected average life of 3 to 10 years. As of November 30, 2004, the Fund's weighted average maturity was 4.0 years. By limiting the maturity of its portfolio securities, the Fund seeks to moderate principal fluctuations. In addition, to the Fund's Advisor pursues the Fund's investment objective by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Advisor constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.

Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.

To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Advisor); municipal obligations rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Advisor to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; and repurchase agreements with respect to securities in which the Fund is authorized to invest. The Fund may engage in transactions designed to hedge its portfolio against negative market movements.


While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance and cause additional taxable gains to shareholders.

A full discussion of all permissible investments can be found in the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. Certain securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection Risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level or prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline.


CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Government Income Fund by showing its performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Index in the table below is an unmanaged index comprised of U.S. Treasury issues and debt of U.S. Government agencies guaranteed by the U.S. Government. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
--------------------------------------------------------------------------------
13.23%   2.50%   7.07%   7.20%   0.64%   9.33%   7.77%   9.11%   1.65%   2.01%
--------------------------------------------------------------------------------
 1995     96      97      98      99      00      01      02      03      04
--------------------------------------------------------------------------------
Best quarter:    Q3   2001         4.76%    |
Worst quarter:   Q2   2004        (2.72)%   |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.




AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                              PAST        PAST 5       PAST 10
                                                                              YEAR         YEARS        YEARS
Class I Before Taxes                                                          2.01%        6.11%        6.21%
Class I After Taxes on Distributions                                          0.93%        4.33%        4.11%
Class I After Taxes on Distributions and Sale of Shares                       1.48%        4.19%        4.04%

Lehman Brothers Intermediate Government Index                                 2.85%        6.69%        6.66%
---------------------------------------------------------------------------------------------------------------


(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Government Income Fund, the predecessor to Tamarack Government Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

RISK/RETURN SUMMARY AND FUND EXPENSES


QUALITY FIXED INCOME FUND

INVESTMENT OBJECTIVES. Current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. ("Investment grade" refers to the four highest rating categories of a nationally recognized statistical rating organization ("Rating Agency").) At least 70% of the Fund's total assets will be invested in fixed income securities rated at the time of purchase in one of the three highest categories by a Rating Agency (or unrated securities determined to be comparable in quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Advisor believes have potential for capital appreciation in an attempt to achieve a high level of total return. Up to 15% of the Fund's total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund also seeks to increase its total return by shortening the average maturity of its portfolio when it expects interest rates to increase and lengthening the average maturity to take advantage of expected interest rate declines. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Advisor diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.


Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.


In selecting individual securities, the Advisor considers various factors, including outlook for the economy and anticipated changes in interest rates and inflation, securities that appear to be inexpensive relative to other comparable securities, and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.


The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. In addition, the Fund's portfolio turnover may exceed 100%. A high rate of portfolio turnover generally increases brokerage and other expenses, which are borne by the Fund and its shareholders and may adversely affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable when distributed to shareholders.


A full discussion of all permissible investments can be found in the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES


PRINCIPAL RISKS

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. There is no guarantee that the Fund will meet its goals. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.


CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money. The Fund may also invest up to 15% of its assets in obligations rated below investment grade. Securities rated Ba or BB or lower by Moody's or S&P, respectively, often referred to as "junk bonds," are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal.


FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. These risks may be particularly great in securities of emerging market countries and may also include risks of (a) nationalization, (b) prohibitions on repatriation of assets, (c) less protection of property rights, (d) non-diversified economies that are particularly vulnerable to changes in global trading patterns, and (e) extreme and volatile debt burdens and inflation rates.


MARKET RISK. Market risk means that the bond market fluctuates in general, which may affect the performance of any individual fixed income security.

SELECTION RISK. Selection risk means that the particular bonds that are selected for the Fund may underperform the market or other funds with similar objectives.

PREPAYMENT AND EXTENSION RISK. When interest rates decline, the Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such prepayment occurs, the Fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

HEDGING RISK. The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. They can cause the Fund to lose money or to fail to get the benefit of a gain. Such negative effect may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

HIGH PORTFOLIO TURNOVER. A high portfolio turnover rate generally involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in Quality Fixed Income Fund by showing performance from year to year and its average annual total returns (before and after taxes) for prior periods as compared to a broad-based securities index. The Lehman Brothers U.S. Aggregate Bond Index in the table below is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage backed securities. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.


--------------------------------------------------------------------------------
                            PERFORMANCE BAR CHART(1)
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS I SHARES
                (RESULTS IN THE BAR CHART DO NOT REFLECT TAXES.)
--------------------------------------------------------------------------------
                  11.41%    5.36%    6.80%    3.85%    3.77%
--------------------------------------------------------------------------------
                  2000       01       02       03       04
--------------------------------------------------------------------------------
Best quarter:    Q4   2000         4.77%    |
Worst quarter:   Q2   2004        (2.53)%   |
--------------------------------------------


PERFORMANCE TABLE

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.



AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2004)(1)
                                                                              PAST        PAST 5      SINCE INCEPTION
                                                                              YEAR         YEARS          5/11/99
Class I Before Taxes                                                          3.77%        6.41%           5.55%
Class I After Taxes on Distributions                                          2.15%        4.19%           3.35%
Class I After Taxes on Distributions and Sale of Shares                       2.43%        4.17%           3.42%

Lehman Brothers U.S. Aggregate Bond Index                                     4.34%        7.71%           6.79%
----------------------------------------------------------------------------------------------------------------------



(1) The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of RBC Quality Income Fund, the predecessor to Tamarack Quality Fixed Income Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower). The bar chart and table assume reinvestment of dividends and distributions.

RISK/RETURN SUMMARY AND FUND EXPENSES


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Funds.

                             LARGE CAP GROWTH FUND


                                                                        CLASS I
                                                                      ----------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)                None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)         None
         Redemption Fee(1)                                                2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                  0.70%
         Distribution (12b-1) fees                                        None
         Other expenses(2,3)                                              0.41%
                                                                         -----
         TOTAL ANNUAL FUND OPERATING EXPENSES(2,3)                        1.11%
                                                                         -----


                              MID CAP GROWTH FUND


                                                                        CLASS I
                                                                      ----------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)                None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)         None
         Redemption Fee(1)                                                2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                  0.70%
         Distribution (12b-1) fees                                        None
         Other expenses(2)                                                0.37%
                                                                         -----
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                          1.07%
                                                                         -----



(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2) Estimated based on expenses of the Funds for the period ended September 30, 2004.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of Large Cap Growth Fund to 0.85%. This expense limitation agreement is in place until May 1, 2005.

RISK/RETURN SUMMARY AND FUND EXPENSES


                             SMALL CAP GROWTH FUND


                                                                        CLASS I
                                                                      ----------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)                None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)         None
         Redemption Fee(1)                                                2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                  0.70%
         Distribution (12b-1) fees                                        None
         Other expenses(2)                                                1.44%
                                                                         -----
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                          2.14%
                                                                         -----


                                ENTERPRISE FUND


                                                                        CLASS I
                                                                      ----------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)                None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)         None
         Redemption Fee(1)                                                2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                  0.94%
         Distribution (12b-1) fees                                       None
         Other expenses(2)                                                0.27%
                                                                         -----
         TOTAL ANNUAL FUND OPERATING EXPENSES(2,3)                        1.21%
                                                                         -----



(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2) Estimated based on expenses of the Funds for the period ended September 30, 2004.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of Enterprise Fund to 1.08%. This expense limitation agreement is in place until May 1, 2005.

RISK/RETURN SUMMARY AND FUND EXPENSES


                           ENTERPRISE SMALL CAP FUND


                                                                        CLASS I
                                                                      ----------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)                None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)         None
         Redemption Fee(1)                                                2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                  1.10%
         Distribution (12b-1) fees                                        None
         Other expenses(2)                                                0.43%
                                                                         -----
         TOTAL ANNUAL FUND OPERATING EXPENSES(2,3)                        1.53%
                                                                         -----

                            GOVERNMENT INCOME FUND*

                                                                        CLASS I
                                                                      ----------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases
           (as a % of offering price)                                     None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)         None
         Redemption Fee(1)                                                2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                  0.30%
         Distribution (12b-1) fees                                        None
         Other expenses(2)                                                1.16%
                                                                         -----
         TOTAL ANNUAL FUND OPERATING EXPENSES(2)                          1.46%
                                                                         -----



* Class I shares offering of Government Income Fund is closed to new investors.

(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2) Estimated based on expenses of the Funds for the period ended September 30, 2004.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of Enterprise Small Cap Fund to 1.30%. This expense limitation agreement is in place until May 1, 2005.

RISK/RETURN SUMMARY AND FUND EXPENSES



                          QUALITY FIXED INCOME FUND*

                                                                        CLASS I
                                                                      ----------
         SHAREHOLDER FEES
           (fees paid directly from your investment)
         Maximum Sales Charge (Load)
           Imposed on Purchases (as a % of offering price)                None
         Maximum Deferred Sales Charge (Load)
           (as a % of offering or sales price, whichever is less)         None
         Redemption Fee(1)                                                2.00%
         ANNUAL FUND OPERATING EXPENSES
           (expenses that are deducted from Fund assets)
         Management fees                                                  0.60%
         Distribution (12b-1) fees                                        None
         Other expenses(2)                                                0.49%
                                                                         -----
         TOTAL ANNUAL FUND OPERATING EXPENSES(2,3)                        1.09%
                                                                         -----



*Class I shares offering of Quality Fixed Income Fund is closed to new investors.

(1) A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. See "Shareholder Information/Market Timing and Excessive Trading -- Redemption Fee," below. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

(2) Estimated based on expenses of the Funds for the period ended September 30, 2004.

(3) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class I shares of Quality Fixed Income Fund to 0.68%. This expense limitation agreement is in place until May 1, 2005.

RISK/RETURN SUMMARY AND FUND EXPENSES


EXAMPLE: These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These Examples are estimated based on expenses of the Funds for the period ended September 30, 2004. The Examples assume:

     o    $10,000 investment
     o    5% annual return and reinvestment of dividends and distributions
     o    redemption at the end of each period

     o    the Fund's operating expense levels remain the same from year to year


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                             LARGE CAP GROWTH FUND


                                                                        CLASS I
                                                                        -------
  One Year After Purchase                                               $  113
  Three Years After Purchase                                            $  353
  Five Years After Purchase                                             $  612
  Ten Years After Purchase                                              $1,352


                              MID CAP GROWTH FUND


                                                                        CLASS I
                                                                        -------
  One Year After Purchase                                               $  109
  Three Years After Purchase                                            $  340
  Five Years After Purchase                                             $  590
  Ten Years After Purchase                                              $1,306


                             SMALL CAP GROWTH FUND


                                                                        CLASS I
                                                                        -------
  One Year After Purchase                                               $  217
  Three Years After Purchase                                            $  670
  Five Years After Purchase                                             $1,149
  Ten Years After Purchase                                              $2,472


                                ENTERPRISE FUND


                                                                        CLASS I
                                                                        -------
  One Year After Purchase                                               $  123
  Three Years After Purchase                                            $  384
  Five Years After Purchase                                             $  665
  Ten Years After Purchase                                              $1,466


                           ENTERPRISE SMALL CAP FUND


                                                                        CLASS I
                                                                        -------
  One Year After Purchase                                               $  156
  Three Years After Purchase                                            $  483
  Five Years After Purchase                                             $  834
  Ten Years After Purchase                                              $1,824

 RISK/RETURN SUMMARY AND FUND EXPENSES


                            GOVERNMENT INCOME FUND


                                                                        CLASS I
                                                                        -------
  One Year After Purchase                                               $  149
  Three Years After Purchase                                            $  462
  Five Years After Purchase                                             $  797
  Ten Years After Purchase                                              $1,746


                           QUALITY FIXED INCOME FUND


                                                                        CLASS I
                                                                        -------
  One Year After Purchase                                               $  111
  Three Years After Purchase                                            $  347
  Five Years After Purchase                                             $  601
  Ten Years After Purchase                                              $1,329

ADDITIONAL INFORMATION


INVESTING FOR TEMPORARY DEFENSIVE PURPOSES

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. If each Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.





                           RISK PROFILE OF MUTUAL FUNDS

                ---------                             -----------
                FUND TYPE           ^                 ASSET CLASS
                ---------           |                 -----------
                                    |
              STOCK FUNDS           |                 SMALL COMPANY STOCKS
                                    |
                               Higher Risk            INTERNATIONAL STOCKS
                                    |
                                    |                 LARGE COMPANY STOCKS
                                    |
                                    |
               BOND FUNDS           |
                                    |
                                    |                 CORPORATE BONDS
                                    |
          MUNICIPAL FUNDS           |                 MUNICIPAL BONDS
                                    |
                               Lower Risk             GOVERNMENT BONDS
                                    |
                                    |
                                    v



                                           OVERVIEW OF PRINCIPAL RISKS OF THE FUNDS

---------------------------------------------------------------------------------------------------------------------------
                                                      FOREIGN      MID-SIZED      SMALL
                           MARKET     SELECTION     INVESTMENT      COMPANY      COMPANY     HEDGING     IPO
                            RISK         RISK          RISK           RISK         RISK        RISK      RISK
---------------------------------------------------------------------------------------------------------------------------
 Large Cap Growth            X           X              X                                      X
---------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth              X           X              X             X                        X
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth            X           X              X                          X           X
---------------------------------------------------------------------------------------------------------------------------
 Enterprise                  X           X                                         X                      X
---------------------------------------------------------------------------------------------------------------------------
 Enterprise Small Cap        X           X                                         X                      X
---------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
                                                                  PREPAYMENT                       HIGH
                                              INTEREST                AND                       PORTFOLIO    FOREIGN
                         MARKET   SELECTION     RATE     CREDIT    EXTENSION   CALL   HEDGING    TURNOVER   INVESTMENT
                          RISK       RISK       RISK      RISK       RISK      RISK     RISK       RISK        RISK
---------------------------------------------------------------------------------------------------------------------------
 Government Income         X         X           X         X          X         X       X
---------------------------------------------------------------------------------------------------------------------------
 Quality Fixed Income      X         X           X         X          X         X       X          X            X
---------------------------------------------------------------------------------------------------------------------------


MORE INFORMATION ON THESE AND OTHER RISKS CAN BE FOUND IN THE "PRINCIPAL RISKS" SECTIONS UNDER EACH FUND SUMMARY IN THIS PROSPECTUS AND IN THE FUNDS' SAI.

FUND MANAGEMENT


INVESTMENT ADVISOR


The Funds are advised by Voyageur. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of November 30, 2004, Voyageur's investment team managed approximately $26.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the five month period ended September 30, 2004 as follows:




  Large Cap Growth Fund                                 0.70%(1)
                                  ----------------------------------------------
  Mid Cap Growth Fund                                   0.70%
                                  ----------------------------------------------
  Small Cap Growth Fund                                 0.70%
                                  ----------------------------------------------
  Government Income Fund                                0.30%
                                  ----------------------------------------------
  Quality Fixed Income Fund                             0.60%(1)
                                  ----------------------------------------------

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the three month period ended September 30, 2004 as follows:


  Enterprise Fund                                       0.94%(2,3)
                                  ----------------------------------------------
  Enterprise Small Cap Fund                             1.10%(2,3)
                                  ----------------------------------------------

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the twelve month period ended April 30, 2004 as follows:

  Large Cap Growth Fund                                 0.70%
                                  ----------------------------------------------
  Mid Cap Growth Fund                                   0.70%
                                  ----------------------------------------------
  Small Cap Growth Fund                                 0.70%
                                  ----------------------------------------------
  Government Income Fund                                0.30%
                                  ----------------------------------------------
  Quality Fixed Income Fund                             0.60%
                                  ----------------------------------------------

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the twelve month period ended June 30, 2004 as follows:


  Enterprise Fund                                       0.95%
                                  ----------------------------------------------
  Enterprise Small Cap Fund                             1.12%
--------------------------------------------------------------------------------

(1) The Advisor has contractually agreed to waive or limit fees through May 1, 2005 in order to maintain net annual fund operating expenses for Class I shares of Large Cap Growth Fund and Quality Fixed Income Fund at 0.85% and 0.68%, respectively.

(2) The Advisor has contractually agreed to waive or limit fees through May 1, 2005 in order to maintain net annual fund operating expenses for Class I shares of Enterprise Fund and Enterprise Small Cap Fund at 1.08% and 1.30%, respectively.


(3) Pursuant to the Investment Advisory Agreements, Enterprise Fund and Enterprise Small Cap Fund each pay a contractual fee as follows: 1.40% of each Fund's average net assets of $30 million or less and 0.90% of assets over $30 million.

FUND MANAGEMENT


SUB-ADVISOR


Voyageur employs Babson Capital Management LLC ("Babson Capital"), at its own expense, as a sub-advisor to provide day-to-day portfolio management to Enterprise Fund and Enterprise Small Cap Fund. Founded in 1940, Babson Capital, an SEC registered investment advisor, provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. Babson Capital's principal locations are One Memorial Drive, Cambridge, Massachusetts 02142 and 1500 Main Street, Springfield, Massachusetts 01115. Babson Capital is an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), which is headquartered in Springfield, Massachusetts. MassMutual is an insurance organization founded in 1851 and is considered to be a controlling person of Babson Capital under the Investment Company Act of 1940, as amended. As of November 30, 2004, Babson Capital had assets under management totaling $88.4 billion.



PORTFOLIO MANAGERS

Voyageur is responsible for the overall management of each Fund's portfolio. Voyageur employs a team approach to the management of Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, with no individual team member being responsible solely for investment decisions. Each Fund's management team has access to Voyageur's investment research and other money management resources. The members of Voyageur's equity funds team are:

     o DAVID J. COX, CFA, MANAGING DIRECTOR, DIRECTOR OF EQUITY INVESTMENTS, SENIOR PORTFOLIO MANAGER. David Cox joined Voyageur from Chicago Trust Company in 1999 along with the other members of the firm's growth equity team. Prior to joining Voyageur, David was the Director of Equity Research and a portfolio manager at Chicago Trust and previously served that firm as a senior equity analyst. He also co-managed the Alleghany/Chicago Trust Balanced Fund, which held a Morningstar five-star rating in the Domestic Hybrid category. Prior to his experience at Voyageur and Chicago Trust, David held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. David started in the investment industry in 1984 and holds a BS from the University of Illinois, an MBA from Indiana University, and is a CFA charterholder. David is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.

     o NANCY M. SCINTO, MANAGING DIRECTOR, DIRECTOR OF RESEARCH, SENIOR PORTFOLIO MANAGER. Nancy Scinto joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany/Chicago Growth and Income Fund. She began her career in the investment industry in 1984 and has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. Nancy leads the Voyageur growth equity research efforts as Director of Research. She is also the Chief Investment Officer, Equity Products for the Tamarack Funds. Nancy holds a BA from Governors State University and an MBA from DePaul University. She is also a member of the Investment Analysts Society of Chicago.


     o STEVEN A. RUSNAK, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Steven Rusnak joined Voyageur from Chicago Trust Company in 1999. He provides the Voyageur growth equity team with his skills in fundamental equity research. Prior to joining Chicago Trust, where he was a senior equity analyst and portfolio manager, Steve was a senior equity analyst at Mesirow Financial. Additionally, he was an analyst for the State Teachers Retirement System of Ohio and a portfolio analyst at Feldman Securities Corporation. He earned BA and MBA degrees from the University of Michigan and is a CFA charterholder. Steve has been in the investment industry since 1985 and is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research.

     o KENNETH A. TYSZKO, CPA, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. Kenneth Tyszko began his career in the investment industry in 1984 and has been a portfolio manager for the small cap growth equity product since its inception in 1995. Prior to joining Voyageur, Ken managed the small cap core growth equity product while at Oberweis Asset Management, Inc. From 1996 to 1999 Ken actively managed a small cap growth mutual fund and separate small cap growth accounts for ABN AMRO Asset Management (USA), Inc. and ABN AMRO Incorporated. Prior to joining ABN AMRO, Ken actively managed portfolios of small-and mid-sized capitalization growth stocks for Sears Investment Management Co. (SIMCO). Ken has a BS in Accountancy from the University of Illinois and is both a CFA charterholder and a Certified Public Accountant. He is a member of the Illinois CPA Society, the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Ken has been a guest on Bloomberg TV and WebFN.

FUND MANAGEMENT



     o FORBES L. WATSON, VICE PRESIDENT, PORTFOLIO MANAGER. Forbes Watson serves as a portfolio manager for Voyageur's small cap growth equity strategy. He joined Voyageur in January 2003 and began his career in the investment industry in 1981. Forbes graduated from the University of North Texas with a BA in finance and received his MBA from Millsaps College. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes held portfolio management positions with Jackson, Mississippi-based Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1988 as a senior equity portfolio manager. He is a Level III candidate in the Chartered Financial Analyst program and a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research.

Voyageur employs a team approach to the management of Government Income Fund and Quality Fixed Income Fund, with no individual team member being responsible solely for investment decisions. The members of Voyageur's fixed income funds team are:

     o JAMES A. NORUNGOLO, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER. James Norungolo's management emphasis is on core duration portfolios. He also has considerable experience in management for pension plans and other asset/liability-constrained portfolios. James specializes in the corporate bond sector, and also lends the Voyageur taxable fixed income team his strength in asset-backed securities (ABS). James' background includes experience as a credit analyst for Voyageur, where he specialized in industrial and financial industries. He has been in the investment industry since 1987. Prior to joining Voyageur in 1993, James was associated with Sovran Capital and NationsBank. James earned a BA from University of Virginia and is a CFA charterholder.


     o RAYE C. KANZENBACH, CFA, SENIOR MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Raye Kanzenbach is the Senior Portfolio Manager for portfolios which invest in tax-exempt securities. He is also the Chief Investment Officer, Fixed Income Products for the Tamarack Funds. Raye has been with Voyageur and its predecessor firm, Insight Investment Management, since 1983. Prior to his experience at Voyageur, Raye was employed at First Bank Minneapolis, where he managed the municipal and money market trust funds. He also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank's investment portfolio. Previously, he was employed as an investment officer with the St. Paul Companies where he managed municipal, corporate, Treasury, money market portfolios, and municipal credit research. Raye received his MBA from the University of Michigan and his BA from Lawrence University. He is a CFA charterholder and has been in the investment industry since 1973.

     o SCOTT CABALKA, VICE PRESIDENT, SENIOR FIXED INCOME PORTFOLIO MANAGER. Scott Cabalka is responsible for all trading in the taxable portfolios of the Tamarack Money Market funds, State investment pools, and short-term portfolios of Voyageur's corporate clients. In addition, Scott oversees the approved issuer list for the Tamarack Funds, as well as provides analysis of Voyageur's overall fixed income investment strategy. Prior to joining Voyageur, Scott was an account executive with Merrill Lynch where he focused on short-term investment strategies for institutional investors. Scott holds an MBA and a BS from the University of Minnesota. Scott has been with Voyageur, and its predecessor firm Insight Investment Management, since 1993 and began his career in the investment industry in 1980.

     o RANDAL W. HARRISON, CFA, VICE PRESIDENT, SENIOR FIXED INCOME PORTFOLIO MANAGER. Randy Harrison's areas of expertise are the mortgage-backed and commercial mortgage-backed securities markets. He is responsible for generating trades and strategies for these sectors, as well as apprising the other portfolio managers on the relative value both within the sector and compared to other sectors. Randy is the portfolio manager for several of Voyageur's bank and insurance portfolios, which often require in-depth analysis and understanding of clients' assets and liabilities beyond their investment holdings. Previously he managed three of Voyageur's bond mutual funds: Voyageur Financial Institutions (VFI) Intermediate and Core Funds as well as the US Government Bond Fund. Randy joined Voyageur in 1993 and has been in the investment industry since 1990. Prior to joining Voyageur, Randy was a securities analyst and trader for AEGON USA Insurance Group, developing and executing mortgage security swap strategies for AEGON's $5 billion mortgage-backed insurance portfolio. Randy holds a BS from Miami University (Ohio), an MBA from the University of Iowa and is a CFA charterholder.

FUND MANAGEMENT



     o TODD BRUX, CFA, DIRECTOR OF PORTFOLIO ANALYTICS. Todd Brux, Voyageur's Director of Portfolio Analytics, is responsible for supporting all analytical needs of the firm's fixed income department. His focus is on data integrity, valuation, historical analysis, statistical analysis, risk measurement, relative value analysis and portfolio analysis. Todd serves in a critical role that is integrated with Voyageur's portfolio management process. Prior to joining Voyageur in 2004, Todd was with GMAC RFC from March 2004 to October 2004 where he served as Head Trader of their mortgage strategy; prior to that, he was a Senior Investment Analyst at Galliard Capital Management from September 1999 to March 2004. Todd, an 11-year industry veteran, is a CFA charterholder and received his BA from the University of Wisconsin-Madison with a double major in Economics and Political Science.

     o PATRICK M. COLEMAN, CFA, MANAGING DIRECTOR, DIRECTOR OF FIXED INCOME CREDIT RESEARCH. Pat Coleman is head of Voyageur's team of research analysts and is directly responsible for the formulation of all internally generated quantitative and qualitative research. His focused background in investment analysis is key to the development of formal investment policy within the firm. Pat's areas of specialization include both public and private placement financing structures, tax-exempt securities, asset-backed securities, LBOs, investment grade and high yield public issues. Pat has previously served as the President of the Twin Cities Society of Security Analysts and continues to sit on the Board of Directors. Pat has been in the investment industry since 1980. Prior to joining Voyageur in 1992, he served as Vice President-Securities for NWNL Investment Co. and Washington Square Capital (Northwestern National Life Insurance Company, 1980-1992), where he managed investment grade and high yield portfolios of both public and private placement fixed-income securities. Pat earned a BBA in Finance from the University of Notre Dame and an MBA in Finance from the University of Minnesota. He is a CFA charterholder.

     o STEVEN P. ELDREDGE, CFA, MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Steve Eldredge has substantial experience in both tax-exempt and taxable market sectors. He combines this expertise to manage a variety of separately managed fixed income portfolios including numerous short- to short-intermediate tax-sensitive portfolios. This tax-sensitive portfolio management style allows for maximization of after-tax returns utilizing a wide variety of fixed income sectors. Steve began his career in the investment industry in 1978 and has been with Voyageur since 1995. Steve received his BA from the University of Central Florida and is a CFA charterholder.

     o JOHN M. HUBER, CFA, CHIEF INVESTMENT OFFICER - FIXED INCOME. John Huber is Voyageur's Chief Investment Officer - Fixed Income. His responsibilities include overseeing and directing Voyageur's fixed income division. John joined Voyageur in 2004 from Galliard Capital Management, where from 1995 to 2004 he was a Principal and Senior Portfolio Manager, responsible for the firm's total return fixed income effort. Prior to working for Galliard, John was a Portfolio Manager for Norwest Investment Management. John, a 14-year industry veteran, received his BA from the University of Iowa and his MBA in Finance from the University of Minnesota, Carlson School of Management. John is a CFA charterholder and member of the Twin Cities Society of Security Analysts.

     o THOMAS S. MCGLINCH, CFA, SENIOR MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER. Tom McGlinch specializes in taxable fixed income strategies and has been in the investment industry since 1982. He has a broad range of fixed income experience through a variety of market cycles, including management of client portfolios that consistently topped benchmark and peer group performance. Prior to joining Voyageur in 2000, Tom was Director and Senior Portfolio Manager for First American Asset Management, and before that held senior portfolio management and trading positions with Piper Jaffray Companies, TCF Financial Corp., and investment divisions of US Bancorp. Tom earned a BS from St. John's University, an MBA from the University of St. Thomas, and is a CFA charterholder.


Enterprise Fund and Enterprise Small Cap Fund have portfolio managers, as described below. Each Fund's portfolio manager has access to Voyageur's investment research and other money management resources.

ENTERPRISE FUND AND ENTERPRISE SMALL CAP FUND


RENIE K. HEEBNER, CFA, MANAGING DIRECTOR, PORTFOLIO MANAGER. Renie Heebner is co-portfolio manager for Enterprise Fund and is also an equity analyst specializing in microcap stocks. Renie began her career in the investment industry in 1982. Prior to joining Babson Capital in 1987, she served in the investment department of

FUND MANAGEMENT


New England Mutual Life Insurance Company. She holds a BA from Middlebury College and is a CFA charterholder. Renie is also a member of the Boston Security Analysts Society.


LANCE F. JAMES, MANAGING DIRECTOR, PORTFOLIO MANAGER. Lance James is co-portfolio manager of Enterprise Fund and portfolio manager of Enterprise Small Cap Fund. Lance began his career in the investment industry in 1980. Prior to joining Babson Capital in 1986, he spent time at Rockwell International Corporation, EBF Associates of Boston and later at Hewitt Associates. Lance holds an AB from Princeton University and an MBA from the Wharton School at the University of Pennsylvania.



OTHER SERVICE PROVIDERS

ADMINISTRATOR. Pursuant to separate agreements, Voyageur provides administrative services to the Funds.


DISTRIBUTOR. Tamarack Distributors Inc. ("Distributor"), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is the distributor of the Funds' shares. The firm is a member of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of RBC Dain Rauscher Corp.


SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT. Bisys Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services, LP, also located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the fund accountant for each of the Funds.

DIVIDEND PAYING AGENT, TRANSFER AGENT. Boston Financial Data Services, Inc., a Massachusetts corporation having its principal place of business at 330 West 9th Street, Kansas City, Missouri 64105, is the dividend paying agent and transfer agent for the Funds.

CUSTODIAN. The Funds' custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The per share net asset value ("NAV")    | 1. NAV is calculated separately for
of the Class I shares of each Fund is    |    each class of shares of each
calculated by adding the total value     |    Fund.
of the Fund's investment and other       |
assets, determining the proportion of    | 2. You can find most Funds' NAV
that total allocable to the Class I      |    daily in The Wall Street Journal
shares, subtracting the liabilities      |    and in other newspapers.
allocable to the Class I shares and      --------------------------------------
then dividing that figure by the number
of outstanding shares of Class I.

                 NAV =
Total Assets of Class I - Liabilities
-------------------------------------
           Number of Shares
              Outstanding
-------------------------------------

The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("Exchange"), normally at 4:00 p.m. Eastern time, on days the Exchange is open.

Your order for purchase, sale or exchange of shares is generally priced at the next NAV calculated after your order is received in good order by the Funds' transfer agent on any day that the Exchange is open for business. For example:
If you place a purchase order to buy shares of a Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next following business day at 4:00 p.m. Eastern time. Also, as further explained in the "Purchasing and Adding to Your Shares" section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund's transfer agent at the time it is received by the intermediary.

The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.


If it has been determined that a significant valuation event that has materially affected the value of one or more of a Fund's securities has occurred, each security may be valued pursuant to the Fund's fair value pricing procedures. Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of the Funds. Trading in foreign securities in some countries may not take place on all Fund business days and may take place in various foreign markets on days on which a Fund's NAV is not calculated. The net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

SHAREHOLDER INFORMATION



FAIR VALUATION

On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, "fair valuation" methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds' pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate the use of fair valuation methodologies. These methodologies are intended to ensure that each Fund's NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when a Fund's NAV is typically calculated.

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES


Class I shares of Government Income Fund and Quality Fixed Income Fund are closed to new investors. You may purchase shares of the Funds through the Funds' Distributor or through investment representatives at banks, brokers and other financial institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.(1) For retirement plan investors having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.



--------------------------------------------------------------------------------
                            MINIMUM INITIAL INVESTMENT
         ACCOUNT TYPE                                             AMOUNT
           Regular -- Institutions or Individuals                $250,000
           Through qualified retirement benefit plan
             (minimum plan assets of $6,000,000)                 $      0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MINIMUM ADDITIONAL INVESTMENT
         INVESTMENT TYPE                                           AMOUNT
           By telephone or mail                                    $  100
           By wire                                                 $1,000
           By exchange(2) from another Tamarack Fund into a
             regular account                                       $1,000
           By exchange(2) from another Tamarack Fund into
             an IRA or Uniform Transfer/Gifts to Minors Account    $  100
--------------------------------------------------------------------------------

(1) Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. (The Funds are, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, even if the organization does not transmit the order to the Funds in a timely manner.)

(2) The following Tamarack Funds are eligible for exchanges: Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Government Income Fund, Tamarack Quality Fixed Income Fund and Tamarack Prime Money Market Fund.

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ABOUT TRANSACTIONS
The Funds cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.


All purchases must be in U.S. dollars. Neither third-party checks, starter checks nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement. The Distributor will reject an order at its sole discretion if the order is not accompanied by payment or the Distributor determines the rejection of the order to be in the best interest of a Fund and its shareholders.


TELEPHONE PURCHASE, EXCHANGE AND REDEMPTION PRIVILEGES. Shareholders who open accounts with the Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds' representative may request personal identification and may tape record the call.

IRA AND KEOGH ACCOUNT MAINTENANCE FEES. A $10 annual maintenance fee is charged on all IRA accounts. Multiple IRA accounts associated with a single Social Security number are charged only one $10 fee. A $15 annual maintenance fee is charged on all Keogh accounts. Multiple Keogh accounts associated with a single Social Security number are charged only one $15 fee. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular Social Security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.

CORPORATIONS, TRUSTS AND OTHER ENTITIES. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.


SALES LIMITED TO U.S. CITIZENS AND RESIDENT ALIENS. Shares of the Tamarack
Funds are only offered to United States citizens and resident aliens in the United States having a Social Security Number or Individual Tax Identification Number.
--------------------------------------------------------------------------------

 AVOID BACKUP TAX WITHHOLDING


 By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security Number or Taxpayer Identification Number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a
 U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of your taxable distributions or redemption proceeds.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR OPENING AN ACCOUNT

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.


 BY MAIL              INITIAL PURCHASES AND ALL      REGISTERED/OVERNIGHT MAIL
                      CORRESPONDENCE                 Tamarack Funds
                      Tamarack Funds                 c/o BFDS
                      P.O. Box 219757                330 W. 9th St.
                      Kansas City, MO 64121-9757     Kansas City, MO 64105

                      1.  Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                      2.  Make check, bank draft or money order payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
                      3.  Mail or courier application and payment to the applicable address above.
-------------------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                 Call 1-800-422-2766 to obtain an account
                      Kansas City, Missouri          number, instructions for sending your account
                        ABA #101000695               application to the Funds, and instructions for
                      For _______ Fund               your bank to wire your investment. After
                        AC = 9870326213              confirming that the Funds have received your
                                                     application, contact your bank to wire your
                      Please provide:                investment (you must include the Funds'
                      Your account number and        banking instructions and your account number).
                      account name
-------------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM     1-800-422-2766                 If you already have an account with us and your
 ANOTHER TAMARACK                                    account is authorized for telephone exchanges,
 FUND                                                you may open an account in an eligible
                                                     Tamarack Fund by exchanging shares from
                                                     another Tamarack Fund. The eligible Funds are:
                                                     Tamarack Enterprise Fund, Tamarack Enterprise
                                                     Small Cap Fund, Tamarack Large Cap Growth
                                                     Fund, Tamarack Mid Cap Growth Fund,
                                                     Tamarack Small Cap Growth Fund, Tamarack
                                                     Government Income Fund, Tamarack Quality
                                                     Fixed Income Fund and Tamarack Prime Money
                                                     Market Fund. The names and registrations on
                                                     the accounts must be identical. The exchange
                                                     must meet the applicable minimum exchange
                                                     amount requirement.
-------------------------------------------------------------------------------------------------------------------

                                                                                   |
                                                                                   |           QUESTIONS?
                                                                                   |  Call 1-800-422-2766 or your
                                                                                   |   investment representative.
                                                                                    -------------------------------

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR PURCHASING AND ADDING TO YOUR SHARES

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.


 BY TELEPHONE         1-800-422-2766                           You may make additional investments ($100
                                                               minimum) by telephone. After the Funds receive
                                                               and accept your request, the Funds will deduct
                                                               from your checking account the cost of the
                                                               shares. Availability of this service is subject to
                                                               approval by the Funds and the participating
                                                               banks.
-------------------------------------------------------------------------------------------------------------------
 BY MAIL              SUBSEQUENT PURCHASES -- REGULAR MAIL     REGISTERED/OVERNIGHT MAIL
                      Tamarack Funds                           Tamarack Funds
                      P.O. Box 219757                          c/o BFDS
                      Kansas City, MO 64121-9757               330 W. 9th St.
                                                               Kansas City, MO 64105

                      1.  Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
                              o Account name and account number
                              o Fund name
                              o Share class
                      2.  Make check, bank draft or money order payable to "Tamarack Funds" and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
                      3.  Mail or courier stub and payment to the applicable address above.
-------------------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                           Wire share purchases should include the names
                      Kansas City, Missouri                    of each account owner, your account number
                        ABA #101000695                         and the name of the Fund in which you are
                      For _______ Fund                         purchasing shares. You should notify the funds
                        AC = 9870326213                        by telephone that you have sent a wire purchase
                                                               order to UMB Bank.
                      Please provide:
                      Your account number and
                      account name
-------------------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM     Please refer to the information under
 ANOTHER TAMARACK     "Exchanging Your Shares" below.
 FUND
-------------------------------------------------------------------------------------------------------------------

                                                                                   |
                                                                                   |           QUESTIONS?
                                                                                   |  Call 1-800-422-2766 or your
                                                                                   |   investment representative.
                                                                                    -------------------------------

SHAREHOLDER INFORMATION


You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days notice.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions of less than $10 will be automatically reinvested. Dividends and distributions of $10 or more will also be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE "SHAREHOLDER INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES").

SHAREHOLDER INFORMATION


SELLING YOUR SHARES

You may withdraw from your account at any time in the following amounts:


     o  any amount up to $50,000 for     --------------------------------------
        redemptions requested by                 WITHDRAWING MONEY FROM
        mail without a Medallion                  YOUR FUND INVESTMENT
        signature guarantee*             As a mutual fund shareholder, you are
                                         technically selling shares when you
     o  any amount for redemptions       request a withdrawal in cash. This is
        requested by mail with a         also known as redeeming shares or a
        Medallion signature              redemption of shares.
        guarantee                        --------------------------------------

     o  $1,000 or more for
        redemptions wired to a bank
        or similar account ($10
        fee)**

     o  $1,000 or more for exchanges
        to another eligible Tamarack
        Fund

     o  up to $50,000 by telephone
        (for authorized accounts)


 * A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

** A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.


Please refer to "Additional Policies on Redemptions" below.


SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO REDEEMED. (See "Market Timing and Excessive Trading -- Redemption Fee" below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR SELLING SHARES (REDEMPTIONS)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.


 BY TELEPHONE     1-800-422-2766                 You may withdraw any amount up to $50,000 by
                                                 telephone, provided that your account is
                                                 authorized for telephone redemptions. The
                                                 Funds will send proceeds only to the address of
                                                 record, via ACH or by wire. You must provide
                                                 the Fund's name, your account number, the
                                                 names of each account owner (exactly as
                                                 registered), and the number of shares or dollar
                                                 amount to be redeemed.
------------------------------------------------------------------------------------------------------
 BY MAIL          REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                  Tamarack Funds                 Tamarack Funds
                  P.O. Box 219757                c/o BFDS
                  Kansas City, MO 64121-9757     330 W. 9th St.
                                                 Kansas City, MO 64105
                  1.  In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
                  2.  Mail or courier the letter to the applicable address above.
------------------------------------------------------------------------------------------------------
 BY WIRE          Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the
                  Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See "Signature Guarantees"
                  below for information on when a Medallion signature guarantee is required.
------------------------------------------------------------------------------------------------------

                                                                      |
                                                                      |           QUESTIONS?
                                                                      |  Call 1-800-422-2766 or your
                                                                      |   investment representative.
                                                                       -------------------------------

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ON SELLING SHARES (REDEMPTIONS)
We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.


If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.


SIGNATURE GUARANTEES

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:


     o A redemption check sent to a different payee, bank or address than we have on file;

     o A redemption check mailed to an account address that has been changed within the last 30 days;

     o    A redemption for $50,000 or more in writing; or

     o    A change in account registration or redemption instructions.

REDEMPTION FEE

A 2.00% redemption fee generally is imposed on redemptions and exchanges within 30 days of purchase. See "Market Timing and Excessive Trading -- Redemption Fee" below.


REDEMPTION IN KIND

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT SIZE

You must maintain a minimum account value equal to the current minimum initial investment, which is $250,000 for regular shareholder accounts. For retirement plan investors having at least $6,000,000 in plan assets, there is no minimum requirement for initial investment in the Funds. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing Tamarack Fund account, please refer to "Instructions for Opening an Account" above.


An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares between eligible Tamarack Funds. The eligible Tamarack Funds are: Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Government Income Fund, Tamarack Quality Fixed Income Fund and Tamarack Prime Money Market Fund.

 BY TELEPHONE     1-800-422-2766                 You may make exchanges from one eligible
                                                 Tamarack Fund account into another eligible
                                                 Tamarack Fund account, provided that your
                                                 account is authorized for telephone exchanges.
-----------------------------------------------------------------------------------------------------
 BY MAIL          REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                  Tamarack Funds                 Tamarack Funds
                  P.O. Box 219757                c/o BFDS
                  Kansas City, MO 64121-9757     330 W. 9th St.
                                                 Kansas City, MO 64105
                  1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
                  Tamarack Fund from which the amount is being transferred, and the name of the
                  Tamarack Fund into which the amount is being transferred.
                  2. Mail or courier the letter to the applicable address above.
-----------------------------------------------------------------------------------------------------

                                                                      |
                                                                      |           QUESTIONS?
                                                                      |  Call 1-800-422-2766 or your
                                                                      |   investment representative.
                                                                       ------------------------------

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ON EXCHANGES

SHARES EXCHANGED WITHIN 30 DAYS OF PURCHASE GENERALLY WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES SO EXCHANGED. The Funds also reserve the right to limit exchanges. (See "Market Timing and Excessive Trading" below.)


With the exception of exchanges to or from the Tamarack Prime Money Market Fund (whose shares are offered through another prospectus), the Share Class must be the same in the two Funds involved in the exchange. You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

SHAREHOLDER INFORMATION


ADDITIONAL SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

     o    Uniform Transfers/Gifts to Minors Accounts

     o    Transfer on Death ("TOD") Accounts

     o    Accounts for corporations, partnerships and retirement plans

     o    Coverdell Education Savings Accounts

     o    Traditional IRA accounts

     o    Roth IRA accounts

     o    Simplified Employee Pensions ("SEPs")


TELEPHONE SERVICES

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.


SHAREHOLDER MAILINGS

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

SHAREHOLDER INFORMATION



MARKET TIMING AND EXCESSIVE TRADING

Market timing may interfere with the management of a Fund's portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it.

REDEMPTION FEE. A 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans) and (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS. The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund's portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund's discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds' policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient

SHAREHOLDER INFORMATION



management of the Fund's investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, municipal bonds or obligations rated below investment grade, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund's investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund's shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.


DISTRIBUTION ARRANGEMENTS/SALES CHARGES

Class I shares of the Funds have no sales charges or distribution/service fees.


PAYMENTS TO INTERMEDIARIES. The Distributor and/or Advisor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends and capital gains on each Fund are declared and distributed at least annually.

Dividends paid out of a Fund's investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.


If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by you and the Fund. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.


If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.

Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Each year, your Fund will notify you of the tax status of dividends and other distributions.

Upon the sale or other disposition of your Fund shares, you may realize a capital gain or loss which may be long-term or short-term, depending on how long you held your shares.

Fund distributions also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

ORGANIZATIONAL STRUCTURE

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the Tamarack Funds described in this prospectus were reorganized as series of Tamarack Funds Trust effective April 16, 2004. Unless otherwise noted, information contained in this prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganizations) along with the current name of each Fund:



PREDECESSOR FUND NAME                                   CURRENT FUND NAME
Large Cap Equity Fund, a series of RBC Funds, Inc.      Tamarack Large Cap Growth Fund*
Mid Cap Equity Fund, a series of RBC Funds, Inc.        Tamarack Mid Cap Growth Fund*
Small Cap Equity Fund, a series of RBC Funds, Inc.      Tamarack Small Cap Growth Fund*
Babson Enterprise Fund, Inc.                            Tamarack Enterprise Fund
Babson Enterprise Fund II, Inc.                         Tamarack Enterprise Small Cap Fund
Government Income Fund, a series of RBC Funds, Inc.     Tamarack Government Income Fund
Quality Income Fund, a series of RBC Funds, Inc.        Tamarack Quality Fixed Income Fund



* From April 19, 2004 through January 15, 2005, Tamarack Large Cap Growth Fund was named Tamarack Large Cap Equity Fund, Tamarack Mid Cap Growth Fund was named Tamarack Mid Cap Equity Fund, and Tamarack Small Cap Growth Fund was named Tamarack Small Cap Equity Fund.

FINANCIAL HIGHLIGHTS



The Financial Highlights Table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for Class I shares of Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund for the period ended September 30, 2004 has been audited by Deloitte & Touche LLP whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request. Information for the period ended April 30, 2004 was also audited by Deloitte & Touche LLP. Information for periods ended April 30, 2003, April 30, 2002, April 30, 2001 and April 30, 2000 was audited by the Funds' previous independent registered public accounting firm. The information for Class I shares of Enterprise Fund for the period ended September 30, 2004 has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Class I shares of Enterprise Fund commenced operations on September 30, 2004. Financial highlights are not presented for Class I shares of Enterprise Small Cap Fund, which had not commenced operations on January 15, 2005.


TAMARACK LARGE CAP GROWTH FUND


                                                PERIOD ENDED                       YEAR ENDED APRIL 30,
                                                  SEPT. 30,      -----------------------------------------------------------
                                                  2004 (e)          2004       2003        2002           2001          2000
                                                ------------     -------    -------     -------       --------       -------
CLASS I
Net Asset Value, Beginning of Period ............ $ 10.11        $  8.38    $  9.92     $ 12.07       $  15.57       $ 13.80
                                                  -------        -------    -------     -------       --------       -------
INVESTMENT ACTIVITIES:
Net Investment Income (Loss) ....................      --(a)        (0.07)     0.03        0.02             --(a)       0.01
Net Realized and Unrealized .....................   (0.14)           1.80     (1.55)      (2.15)         (2.55)         2.03
Gains (Losses) on Investments
 Total from Investment Activities ...............   (0.14)           1.73     (1.52)      (2.13)         (2.55)         2.04
DISTRIBUTIONS:
Net Investment Income ...........................      --              --     (0.02)      (0.01)            --(a)     ( 0.02)
Return of Capital ...............................      --              --        --       (0.01)            --            --
Net Realized Gains ..............................      --              --        --          --          (0.95)       ( 0.25)
Total Distributions .............................      --              --     (0.02)      (0.02)         (0.95)       ( 0.27)
                                                  -------        -------    -------     -------       --------       -------
Net Asset Value, End of Period .................. $  9.97        $ 10.11    $  8.38     $  9.92       $  12.07       $ 15.57
                                                  -------        -------    -------     -------       --------       -------
Total Return* ...................................   (1.38%)(b)     20.64%    (15.34%)    (17.71%)       (16.96%)       14.88%
Net Assets, End of Period (000's) ............... $19,556        $28,454    $35,379     $64,516       $149,839       $194,157
Ratio of Expenses to Average Net Assets .........    0.85%(c)       1.29%      1.21%       1.09%          1.00%         1.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets .............................   (0.03)(c)      (0.60%)     0.20%       0.11%         (0.03%)        0.09%
Ratio of Expenses to Average Net Assets**........    1.11%(c)       1.29%          (d)         (d)            (d)           (d)
Portfolio Turnover*** ...........................      16%           264%        90%         33%            31%           63%


---------
  *  Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)  Less than $0.01 per share.
(b)  Not annualized.
(c)  Annualized.
(d)  There were no waivers or reimbursements during the period.
(e)  For the period from May 1, 2004 to September 30, 2004.

FINANCIAL HIGHLIGHTS


TAMARACK MID CAP GROWTH FUND


                                                 PERIOD ENDED                        YEAR ENDED APRIL 30,
                                                   SEPT. 30,       ----------------------------------------------------------
                                                   2004 (e)           2004       2003          2002         2001         2000
                                                 ------------      -------    -------      --------     --------      -------
 CLASS I
 Net Asset Value, Beginning of Period ............ $ 12.41         $  9.62    $ 11.91      $  12.13     $  14.14      $ 15.37
                                                   -------         -------    -------      --------     --------      -------
 INVESTMENT ACTIVITIES:
 Net Investment Income (Loss) ....................   (0.04)          (0.08)     (0.01)         0.01         0.04         0.01
 Net Realized and Unrealized Gains (Losses)
  on Investments .................................   (0.56)           2.87      (2.19)         0.69         0.99         2.74
 Total from Investment Activities ................   (0.60)           2.79      (2.20)         0.70         1.03         2.75
 DISTRIBUTIONS:
 Net Investment Income ...........................      --              --         --         (0.01)       (0.03)            (a)
 Net Realized Gains ..............................      --              --      (0.09)        (0.91)       (3.01)       (3.98)
 Total Distributions .............................      --              --      (0.09)        (0.92)       (3.04)       (3.98)
                                                   -------         -------    -------      --------     --------      -------
 Net Asset Value, End of Period .................. $ 11.81         $ 12.41    $  9.62      $  11.91     $  12.13      $ 14.14
                                                   -------         -------    -------      --------     --------      -------
 Total Return* ...................................   (4.83%)(b)      29.00%    (18.46%)        6.34%        6.17%       21.67%
 RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000's) ............... $47,778         $66,039    $94,472      $115,032     $120,842      $84,905
 Ratio of Expenses to Average Net Assets .........    1.02%(c)        1.15%      1.15%         1.12%        1.06%        1.06%
 Ratio of Net Investment Income (Loss) to
  Average Net Assets .............................   (0.62%)(c)      (0.50%)    (0.12%)        0.10%        0.35%        0.10%
 Ratio of Expenses to Average Net Assets**........    1.07%(c)        1.16%          (d)           (d)          (d)          (d)
 Portfolio Turnover*** ...........................      15%             93%        28%           19%          66%          61%


TAMARACK SMALL CAP GROWTH FUND


                                                 PERIOD ENDED                          YEAR ENDED APRIL 30,
                                                   SEPT. 30,     --------------------------------------------------------------
                                                    2004 (e)        2004           2003         2002          2001         2000
                                                 ------------    -------         ------      -------       -------      -------
 CLASS I
 Net Asset Value, Beginning of Period ............ $ 13.40       $ 10.25          12.45      $ 11.66       $ 12.57      $ 12.72
                                                   -------       -------         ------      -------       -------      -------
 INVESTMENT ACTIVITIES:
 Net Investment Loss .............................   (0.08)        (0.17)         (0.09)       (0.07)        (0.06)       (0.07)
 Net Realized and Unrealized Gains (Losses)
  on Investments .................................    0.69          3.32          (2.11)        1.03          0.06         2.33
 Total from Investment Activities ................    0.61          3.15          (2.20)        0.96            --         2.26
 DISTRIBUTIONS:
 Net Investment Income ...........................      --            --             --           --            --           --
 Net Realized Gains ..............................      --            --             --        (0.17)        (0.91)       (2.41)
 Total Distributions .............................      --            --             --        (0.17)        (0.91)       (2.41)
                                                   -------       -------        -------      -------       -------      -------
 Net Asset Value, End of Period .................. $ 14.01       $ 13.40          10.25      $ 12.45       $ 11.66      $ 12.57
                                                   -------       -------        -------      -------       -------      -------
 Total Return* ...................................    4.55%(b)     30.73%        (17.67%)       8.36%        (0.17%)      20.24%
 RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's) ...............  $9,952       $14,094        $16,621      $19,113       $22,877      $20,645
 Ratio of Expenses to Average Net Assets .........    1.43%(c)      1.55%          1.45%        1.36%         1.24%        1.21%
 Ratio of Net Investment Loss to Average Net
  Assets .........................................   (1.04%)(c)    (1.23%)        (0.87%)      (0.72%)       (0.60%)      (0.51%)
 Ratio of Expenses to Average Net Assets**........    2.14%(c)          (d)            (d)          (d)           (d)          (d)
 Portfolio Turnover*** ...........................      11%           40%           120%          31%           71%         258%


---------
  *  Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)  Less than $0.01 per share.
(b)  Not annualized.
(c)  Annualized.
(d)  There were no waivers or reimbursements during the period.
(e)  For the period from May 1, 2004 to September 30, 2004.

FINANCIAL HIGHLIGHTS


TAMARACK ENTERPRISE FUND


                                                                          PERIOD ENDED
                                                                           SEPT. 30,
                                                                            2004 (e)
                                                                          ------------
 CLASS I
 Net Asset Value, Beginning of Period ................................      $ 23.85
                                                                            -------
 INVESTMENT ACTIVITIES:
 Net Investment Income (Loss) ........................................           --
 Net Realized and Unrealized .........................................           --
 Gains (Losses) on Investments .......................................
 Total from Investment Activities ....................................           --
 DISTRIBUTIONS:
 Net Investment Income ...............................................           --
 Net Realized Gains ..................................................           --
 Total Distributions .................................................           --
                                                                            -------
 Net Asset Value, End of Period ......................................      $ 23.85
                                                                            -------
 Total Return* .......................................................         0.00%
 RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's) ...................................      $26,707
 Ratio of Expenses to Average Net Assets .............................         0.00%
 Ratio of Net Investment Income (Loss) to Average Net Assets .........         0.00%
 Ratio of Expenses to Average Net Assets** ...........................         0.00%
 Portfolio Turnover*** ...............................................            7%


TAMARACK GOVERNMENT INCOME FUND


                                                 PERIOD ENDED                          YEAR ENDED APRIL 30,
                                                   SEPT. 30,      -----------------------------------------------------------
                                                   2004 (d)          2004         2003         2002         2001         2000
                                                 ------------     -------      -------      -------      -------      -------
 CLASS I
 Net Asset Value, Beginning of Period ............ $  10.33       $ 10.80      $ 10.26      $ 10.14      $  9.66      $ 10.03
                                                   --------       -------      -------      -------      -------      -------
 INVESTMENT ACTIVITIES:
 Net Investment Income ...........................     0.11          0.26         0.40         0.53         0.58         0.53
 Net Realized and Unrealized Gains (Losses)
  on Investments .................................     0.09         (0.24)        0.54         0.12         0.48        (0.33)
 Total from Investment Activities ................     0.20          0.02         0.94         0.65         1.06         0.20
 DISTRIBUTIONS:
 Net Investment Income ...........................    (0.09)        (0.26)       (0.40)       (0.53)       (0.58)       (0.53)
 Net Realized Gains ..............................       --         (0.23)          --           --           --        (0.04)
 Total Distributions .............................    (0.09)        (0.49)       (0.40)       (0.53)       (0.58)       (0.57)
                                                   --------       -------      -------      -------      -------      -------
 Net Asset Value, End of Period .................. $  10.44       $ 10.33      $ 10.80      $ 10.26      $ 10.14      $  9.66
                                                   --------       -------      -------      -------      -------      -------
 Total Return* ...................................     1.97%(a)      0.20%        9.34%        6.55%       11.29%        1.99%
 RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's) ............... $ 13.512       $18,321      $24,375      $24,308      $33,859      $43,486
 Ratio of Expenses to Average Net Assets .........     0.85%(b)      0.96%        0.83%        0.79%        0.68%        0.63%
 Ratio of Net Investment Income to Average
  Net Assets .....................................     2.52%(b)      2.42%        3.82%        5.19%        5.87%        5.31%
 Ratio of Expenses to Average Net Assets**             1.46%(b)      0.99%            (c)          (c)          (c)          (c)
 Portfolio Turnover*** ...........................       13%           77%          67%          35%         103%          60%


---------
  *  Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c)  There were no waivers or reimbursements during the period.
(d)  For the period from May 1, 2004 to September 30, 2004.
(e) For the period from September 30, 2004 (commencement of operations) to September 30, 2004.

FINANCIAL HIGHLIGHTS


TAMARACK QUALITY FIXED INCOME FUND


                                                 PERIOD ENDED                         YEAR ENDED APRIL 30,
                                                   SEPT. 30,     ------------------------------------------------------------
                                                   2004 (d)         2004         2003         2002         2001      2000 (e)
                                                 ------------    -------      -------      -------      -------      --------
 CLASS I
 Net Asset Value, Beginning of Period ............ $  9.65       $ 10.27      $  9.84      $ 10.06      $  9.50      $ 10.00
                                                   -------       -------      -------      -------      -------      -------
 INVESTMENT ACTIVITIES:
 Net Investment Income ...........................    0.17          0.37         0.42         0.54         0.60         0.52
 Net Realized and Unrealized Gains (Losses)
  on Investments .................................    0.13         (0.21)        0.48        (0.15)        0.58        (0.50)
 Total from Investment Activities ................    0.30          0.16         0.90         0.39         1.18         0.02
 DISTRIBUTIONS:
 Net Investment Income ...........................   (0.18)        (0.44)       (0.46)       (0.55)       (0.60)       (0.52)
 Net Realized Gains ..............................      --         (0.34)       (0.01)       (0.06)       (0.02)          --
 Total Distributions .............................   (0.18)        (0.78)       (0.47)       (0.61)       (0.62)       (0.52)
                                                   -------       -------      -------      -------      -------      -------
 Net Asset Value, End of Period .................. $  9.77       $  9.65      $ 10.27      $  9.84      $ 10.06      $  9.50
                                                   -------       -------      -------      -------      -------      -------
 Total Return* ...................................    3.18%(a)     1.54%         9.33%        3.93%       12.74%        0.20%(a)
 RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's) ............... $18,990       $30,990      $47,658      $64,912      $77,808      $69,558
 Ratio of Expenses to Average Net Assets .........    0.68%(b)     1.18%         1.06%        0.97%        0.91%        1.09%(b)
 Ratio of Net Investment Income to Average
  Net Assets .....................................    4.39%(b)     3.83%         4.30%        5.34%        6.10%        5.65%(b)
 Ratio of Expenses to Average Net Assets**........    1.09%(b)         (c)           (c)          (c)          (c)      1.11%(b)
 Portfolio Turnover*** ...........................      13%          87%           79%          88%         130%         314%


---------
  *  Excludes sales charge.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c)  There were no waivers or reimbursements during the period.
(d)  For the period from May 1, 2004 to September 30, 2004.

(e) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

PRIVACY POLICY

                                 TAMARACK FUNDS
                      NOTICE OF PRIVACY POLICY & PRACTICES

The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds' shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.


 COLLECTION OF            We collect nonpublic personal information about our customers from the
 CUSTOMER INFORMATION     following sources:

                          o  ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                          o  ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

                          o  CORRESPONDENCE, written, telephonic or electronic between a customer and the
                             Tamarack Funds or service providers to the Tamarack Funds.

 DISCLOSURE OF            We may disclose all of the information described above to certain third parties
 CUSTOMER INFORMATION     who are not affiliated with the Tamarack Funds under one or more of these circumstances:

                          o  AUTHORIZED -- if you request or authorize the disclosure of the information.

                          o  AS PERMITTED BY LAW -- for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

                          o  UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

 SECURITY OF CUSTOMER     We require service providers to the Tamarack Funds:
 INFORMATION
                          o  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds; and

                          o  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
                             Tamarack Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                 Tamarack Funds
                                 P.O. BOX 219757
                           Kansas City, MO 64121-9757
                            Telephone: 1-800-422-2766
--------------------------------------------------------------------------------

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov
-----------

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
------------------

Investment Company Act File No. 811-21475.

                                                            -----------------
Tamarack Funds                                             |    PRSRT STD    |
c/o BFDS                                                   |  U.S. POSTAGE   |
PO Box 219757                                              |      PAID       |
Kansas City, MO 64121-9757                                 | PERMIT NO. 2891 |
                                                           | KANSAS CITY MO  |
                                                            -----------------









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TAMARACK U.S. GOVERNMENT MONEY MARKET FUND
TAMARACK TAX-FREE MONEY MARKET FUND
TAMARACK INSTITUTIONAL PRIME MONEY MARKET FUND
TAMARACK INSTITUTIONAL TAX-FREE MONEY MARKET FUND




INVESTMENT ADVISOR
VOYAGEUR ASSET MANAGEMENT INC.
100 South Fifth St., Suite 2300
Minneapolis, MN 55402








                                                               MONEY MARKET
QUESTIONS?                                                         FUNDS
Call 1-800-422-2766                                             PROSPECTUS
or Your Investment Representative.                           January 15, 2005



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS


                                            RISK/RETURN SUMMARY AND FUND EXPENSES
-----------------------------------------------------------------------------------------------------------------
THIS PROSPECTUS DESCRIBES THE                3-12    Investment Objectives, Principal Investment Strategies,
MONEY MARKET FUNDS ("FUNDS")                         Principal Risks and Performance Information
OFFERED BY THE TAMARACK FUNDS                        o 3  Prime Money Market Fund
TRUST. CAREFULLY REVIEW THIS                         o 5  U.S. Government Money Market Fund
IMPORTANT SECTION, WHICH                             o 7  Tax-Free Money Market Fund
SUMMARIZES EACH FUND'S                               o 9  Institutional Prime Money Market Fund
INVESTMENTS, RISKS, PAST                             o 11  Institutional Tax-Free Money Market Fund
PERFORMANCE, AND FEES.                         13    Fees and Expenses

                                            FUND MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             15    Investment Advisor
THE PEOPLE AND ORGANIZATIONS WHO               15    Portfolio Managers
OVERSEE THE FUNDS. THE FUNDS ARE               16    Other Service Providers
MANAGED BY VOYAGEUR ASSET MANAGEMENT
INC. ("VOYAGEUR" OR THE "ADVISOR").

                                            SHAREHOLDER INFORMATION
-----------------------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON             17    Pricing of Fund Shares
HOW SHARES ARE VALUED, HOW TO                  18    Purchasing and Selling Your Shares
PURCHASE, SELL AND EXCHANGE                    24    Selling Shares -- Prime Money Market Fund
SHARES, RELATED CHARGES AND                    27    Exchanging Your Shares -- Prime Money Market Fund
PAYMENTS OF DIVIDENDS AND                      28    Additional Shareholder Services
DISTRIBUTIONS.                                 29    Market Timing and Excessive Trading
                                               30    Disclosure of Portfolio Holdings
                                               30    Dividends, Distributions and Taxes
                                               31    Organizational Structure

                                            FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------
                                               32

                                            PRIVACY POLICY
-----------------------------------------------------------------------------------------------------------------
                                               35

                                            BACK COVER
-----------------------------------------------------------------------------------------------------------------
                                                     Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES


PRIME MONEY MARKET FUND

INVESTMENT OBJECTIVE. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

PRINCIPAL INVESTMENT STRATEGIES. Prime Money Market Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit, taxable municipal obligations and repurchase agreements.

MONEY MARKET FUND. The Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

CREDIT QUALITY. The Fund invests only in securities that have received the highest short-term rating from at least two rating organizations such as Standard & Poors Corporation or Moody's Investors Service, Inc. The Fund does not invest in unrated securities.

MATURITY. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

DIVERSIFICATION. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the Funds' Statement of Additional Information ("SAI").


PRINCIPAL RISKS

The Fund is not a balanced investment program. It is possible to lose money by investing in the Fund. An investment in the Fund involves the following risks:

FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Fund's yields will change over time. During periods when interest rates are low, the Fund's yield will also be low.

AN ISSUER OR GUARANTOR OF THE FUND'S SECURITIES DEFAULTS. Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

INVESTMENT ADVISOR'S JUDGMENT. The Fund is subject to the risk that Voyageur's security selection and expectations regarding interest rate trends will cause the Fund's yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund's emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Prime Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund's current seven-day yield, call the Fund at 1-800-422-2766.



--------------------------------------------------------------------------------
                             PERFORMANCE BAR CHART*
                 YEAR-BY-YEAR TOTAL RETURNS (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
5.22%   4.83%   4.98%   5.00%   4.61%   5.79%   3.59%   1.20%   0.52%   0.71%
--------------------------------------------------------------------------------
1995     96      97      98      99      00      01      02      03      04
--------------------------------------------------------------------------------
Best quarter:    Q4   2000        1.52%   |
Worst quarter:   Q2   2004        0.10%   |
------------------------------------------


PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)*
                                                                              PAST        PAST 5       PAST 10
                                                                              YEAR         YEARS        YEARS
Prime Money Market Fund                                                       0.71%        2.35%        3.58%
---------------------------------------------------------------------------------------------------------------


* The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall(R) Prime Money Market Fund, the predecessor to Tamarack Prime Money Market Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES


U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

PRINCIPAL INVESTMENT STRATEGIES. U.S. Government Money Market Fund invests only in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements secured by such obligations. In normal market conditions, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, must be invested in U.S. Government securities and in repurchase agreements secured by them. However, Voyageur will attempt to keep substantially all of the Fund's assets invested in these instruments. The Fund will provide notice to shareholders at least 60 days prior to making a change to its 80% investment policy.

MONEY MARKET FUND. The Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

CREDIT QUALITY. The Fund invests only in securities that have received the highest short-term rating from at least two rating organizations such as Standard & Poors Corporation or Moody's Investors Service, Inc. The Fund does not invest in unrated securities.

MATURITY. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 60 days or less.

DIVERSIFICATION. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.


GOVERNMENT OBLIGATIONS. Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the net asset value of the Fund's shares.


A full discussion of all permissible investments can be found in the SAI.


PRINCIPAL RISKS

The Fund is not a balanced investment program. It is possible to lose money by investing in the Fund. An investment in the Fund involves the following risks:

FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES


INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Fund's yields will change over time. During periods when interest rates are low, the Fund's yield will also be low.

AN ISSUER OR GUARANTOR OF THE FUND'S SECURITIES DEFAULTS. Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

INVESTMENT ADVISOR'S JUDGMENT. The Fund is subject to the risk that Voyageur's security selection and expectations regarding interest rate trends will cause the Fund's yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund's emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the U.S. Government Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund's current seven-day yield, call the Fund at 1-800-422-2766.


--------------------------------------------------------------------------------
                             PERFORMANCE BAR CHART*
                 YEAR-BY-YEAR TOTAL RETURNS (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
5.18%   4.76%   4.93%   4.89%   4.52%   5.75%   3.62%   1.16%   0.45%   0.68%
--------------------------------------------------------------------------------
1995     96      97      98      99      00      01      02      03      04
--------------------------------------------------------------------------------
Best quarter:    Q4   2000        1.51%   |
Worst quarter:   Q1   2004        0.09%   |
------------------------------------------


PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)*
                                                                              PAST        PAST 5       PAST 10
                                                                              YEAR         YEARS        YEARS
 U.S. Government Money Market Fund                                             0.68%        2.32%        3.59%
---------------------------------------------------------------------------------------------------------------


* The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall U.S. Government Money Market Fund, the predecessor to Tamarack U.S. Government Money Market Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES


TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

PRINCIPAL INVESTMENT STRATEGIES. Tax-Free Money Market Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes. In normal market conditions, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, must be invested in tax-exempt securities. The Fund may also invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. However, the Fund normally will invest substantially all of its assets in tax-exempt securities. For purposes of the Fund's 80% investment policy, securities that generate income subject to the alternative minimum tax are not treated as "tax-exempt."

MONEY MARKET FUND. The Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

CREDIT QUALITY. The Fund invests only in securities that have received the highest short-term rating from at least one rating organization such as Standard & Poors Corporation or Moody's Investors Service, Inc. The Fund does not invest in unrated securities.

MATURITY. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

DIVERSIFICATION. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the SAI.


PRINCIPAL RISKS

The Fund is not a balanced investment program. It is possible to lose money by investing in the Fund. An investment in the Fund involves the following risks:

FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Fund's yields will change over time. During periods when interest rates are low, the Fund's yield will also be low.

AN ISSUER OR GUARANTOR OF THE FUND'S SECURITIES DEFAULTS. Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

INVESTMENT ADVISOR'S JUDGMENT. The Fund is subject to the risk that Voyageur's security selection and expectations regarding interest rate trends will cause the Fund's yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund's emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION
The bar chart and table provide an indication of the risks of an investment in the Tax-Free Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund's current seven-day yield, call the Fund at 1-800-422-2766.


--------------------------------------------------------------------------------
                             PERFORMANCE BAR CHART*
                 YEAR-BY-YEAR TOTAL RETURNS (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
3.28%   2.94%   3.08%   2.95%   2.74%   3.50%   2.21%   0.85%   0.43%   0.60%
--------------------------------------------------------------------------------
1995     96      97      98      99      00      01      02      03      04
--------------------------------------------------------------------------------
Best quarter:    Q4   2000        0.93%   |
Worst quarter:   Q3   2003        0.07%   |
------------------------------------------


PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)*
                                                                              PAST        PAST 5       PAST 10
                                                                              YEAR         YEARS        YEARS
 Tax-Free Money Market Fund                                                    0.60%        1.51%        2.24%
---------------------------------------------------------------------------------------------------------------


* The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall Tax-Free Money Market Fund, the predecessor to Tamarack Tax-Free Money Market Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES


INSTITUTIONAL PRIME MONEY MARKET FUND

INVESTMENT OBJECTIVE. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

PRINCIPAL INVESTMENT STRATEGIES. Institutional Prime Money Market Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit. taxable municipal obligations and repurchase agreements.

MONEY MARKET FUND. The Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.


CREDIT QUALITY. Institutional Prime Money Market Fund invests only in securities that have received the highest short-term rating from at least two rating organizations such as Standard & Poors Corporation or Moody's Investors Service, Inc. The Fund does not invest in unrated securities.


MATURITY. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

DIVERSIFICATION. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the SAI.


PRINCIPAL RISKS

The Fund is not a balanced investment program. It is possible to lose money by investing in the Fund. An investment in the Fund involves the following risks:

FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Fund's yields will change over time. During periods when interest rates are low, the Fund's yield will also be low.

AN ISSUER OR GUARANTOR OF THE FUND'S SECURITIES DEFAULTS. Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

INVESTMENT ADVISOR'S JUDGMENT. The Fund is subject to the risk that Voyageur's security selection and expectations regarding interest rate trends will cause the Fund's yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund's emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Institutional Prime Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund's current seven-day yield, call the Fund at 1-800-422-2766.


--------------------------------------------------------------------------------
                             PERFORMANCE BAR CHART*
                 YEAR-BY-YEAR TOTAL RETURNS (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
               5.20%   4.97%   6.08%   4.01%   1.63%   0.92%   1.13%
--------------------------------------------------------------------------------
               1998     99      00      01      02      03      04
--------------------------------------------------------------------------------
Best quarter:    Q4   2000        1.60%   |
Worst quarter:   Q2   2004        0.21%   |
------------------------------------------


PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)*
                                                                              PAST        PAST 5       SINCE INCEPTION
                                                                              YEAR         YEARS      (AUGUST 11, 1997)
Institutional Prime Money Market Fund                                         1.13%        2.75%            3.51%
-----------------------------------------------------------------------------------------------------------------------


* The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall Institutional Prime Money Market Fund, the predecessor to Tamarack Institutional Prime Money Market Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES


INSTITUTIONAL TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE. To achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. This objective cannot be changed without the approval of Fund shareholders.

PRINCIPAL INVESTMENT STRATEGIES. Institutional Tax-Free Money Market Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes. In normal market conditions, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, must be invested in tax-exempt securities. The Fund may also invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. However, the Fund normally will invest substantially all of its assets in tax-exempt securities. For purposes of the Fund's 80% investment policy, securities that generate income subject to the alternative minimum tax are not treated as "tax-exempt."

MONEY MARKET FUND. The Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Trustees. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share and to minimize the risk of default.

CREDIT QUALITY. The Fund invests only in securities that have received the highest short-term rating from at least one rating organization, such as Standard & Poors Corporation or Moody's Investors Service, Inc. The Fund does not invest in unrated securities.

MATURITY. The Fund invests only in securities having remaining maturities of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

DIVERSIFICATION. Immediately after any investment by the Fund in a security (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

A full discussion of all permissible investments can be found in the SAI.


PRINCIPAL RISKS

The Fund is not a balanced investment program. It is possible to lose money by investing in the Fund. An investment in the Fund involves the following risks:

FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Fund's yields will change over time. During periods when interest rates are low, the Fund's yield will also be low.

AN ISSUER OR GUARANTOR OF THE FUND'S SECURITIES DEFAULTS. Any default by the issuer or guarantor of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

INVESTMENT ADVISOR'S JUDGMENT. The Fund is subject to the risk that Voyageur's security selection and expectations regarding interest rate trends will cause the Fund's yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund's emphasis on quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

RISK/RETURN SUMMARY AND FUND EXPENSES


PERFORMANCE INFORMATION

The bar chart and table provide an indication of the risks of an investment in the Institutional Tax-Free Money Market Fund by showing its performance from year to year and its average annual returns for several prior periods. Both the chart and table assume reinvestment of all dividends and distributions. Past performance does not indicate how the Fund will perform in the future.

If you would like to know the Fund's current seven-day yield, call the Fund at 1-800-422-2766.


--------------------------------------------------------------------------------
                             PERFORMANCE BAR CHART*
                 YEAR-BY-YEAR TOTAL RETURNS (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
                  2.89%   3.73%   2.47%   1.12%   0.76%   0.92%
--------------------------------------------------------------------------------
                  1999      00      01      02      03      04
--------------------------------------------------------------------------------
Best quarter:    Q4   2000        0.99%   |
Worst quarter:   Q3   2003        0.15%   |
------------------------------------------


PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)*
                                                                              PAST        PAST 5      SINCE INCEPTION
                                                                              YEAR         YEARS      (SEPT. 23, 1998)
Institutional Tax-Free Money Market Fund                                      0.92%        1.82%           2.05%
-----------------------------------------------------------------------------------------------------------------------



* The performance in the bar chart and table for periods prior to April 19, 2004 reflects the performance of Great Hall Institutional Tax-Free Money Market Fund, the predecessor to Tamarack Institutional Tax-Free Money Market Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund.


                                                                        U.S.
                                                     PRIME           GOVERNMENT         TAX-FREE
                                                     MONEY              MONEY             MONEY
                                                    MARKET             MARKET            MARKET
                                                    FUND(1)            FUND(1)           FUND(1)
                                               ----------------   ----------------   --------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum sales charge (load) on purchases              None               None              None
Maximum deferred sales charge (load)                  None               None              None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from fund assets)
Management fee                                        0.43%              0.38%             0.50%
Distribution and servicing fee (12b-1)                None               None              None
Other expenses                                        0.50%              0.41%             0.33%
                                                     -----              -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.93%              0.79%             0.83%
                                                     -----              -----             -----



(1) Voyageur has voluntarily agreed to limit expenses for each Fund through February 28, 2005 so that annual operating expenses do not exceed 0.71%, 0.71% and 0.62% for Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively. Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice. In addition, through May 1, 2005, Voyageur has contractually agreed to reimburse Prime Money Market Fund if necessary to keep the net annual fund operating expenses at or below 0.93%.


EXAMPLE: This example helps you to compare the cost of investing in the Funds with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:


       o      You invest $10,000 in the Fund for the period shown

       o      Your investment has a 5% return each year

       o      You reinvest all distributions and dividends

       o The Fund's operating expense levels remain the same from year to year


                                     NUMBER OF YEARS YOU OWN YOUR SHARES
                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 --------   ---------   ---------   ---------
Prime Money Market Fund             $95        $296        $515      $1,143
Government Money Market Fund        $81        $252        $439      $  978
Tax-Free Money Market Fund          $85        $265        $460      $1,025

RISK/RETURN SUMMARY AND FUND EXPENSES


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund.


                                                INSTITUTIONAL PRIME      INSTITUTIONAL TAX-FREE
                                                 MONEY MARKET FUND         MONEY MARKET FUND
                                              -----------------------   -----------------------
SHAREHOLDER FEES
 (fees paid directly from you investment)
Maximum sales charge (load) on purchases                None                      None
Maximum deferred sales charge (load)                    None                      None
ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from fund assets)
Management fee                                          0.25%                     0.25%
Distribution and servicing fee (12b-1)                  None                      None
Other expenses                                          0.04%                     0.05%
Total annual fund operating expenses                    0.29%                     0.30%



EXAMPLE: This example helps you to compare the costs of investing in the Funds with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:


       o      You invest $10,000 in the Fund for the period shown

       o      Your investment has a 5% return each year

       o      You reinvest all distributions and dividends

       o The Fund's operating expense levels remain the same from year to year


                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                             --------   ---------   ---------   ---------
Institutional Prime Money Market Fund           $30        $93         $163        $368
Institutional Tax-Free Money Market Fund        $31        $97         $169        $381

FUND MANAGEMENT


INVESTMENT ADVISOR


The Funds are advised by Voyageur. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector customers in North America and some 30 countries around the world. Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. Voyageur's charter is to provide fixed income, equity, and balanced portfolio management services to clients from a variety of backgrounds and a broad range of financial needs. As of November 30, 2004, Voyageur's investment team managed approximately $26.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For those advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the two month period ended September 30, 2004 as follows:

  Prime Money Market Fund                                    0.43%
                                                 -------------------------------
  U.S. Government Money Market Fund                          0.38%
                                                 -------------------------------
  Tax-Free Money Market Fund                                 0.50%
                                                 -------------------------------
  Institutional Prime Money Market Fund                      0.25%
                                                 -------------------------------
  Institutional Tax-Free Money Market Fund                   0.25%
                                                 -------------------------------

For these advisory services, each Fund paid a fee (expressed as a percentage of average net assets) during the twelve month period ended July 31, 2004 as follows:(1)

  Prime Money Market Fund                                    0.42%
                                                 -------------------------------
  U.S. Government Money Market Fund                          0.38%
                                                 -------------------------------
  Tax-Free Money Market Fund                                 0.50%
                                                 -------------------------------
  Institutional Prime Money Market Fund                      0.25%
                                                 -------------------------------
  Institutional Tax-Free Money Market Fund                   0.25%
                                                 -------------------------------

(1)    Effective April 16, 2004, each Fund's fiscal year ends on September 30.



PORTFOLIO MANAGERS

Voyageur is responsible for the overall management of each Fund's portfolio. Voyageur employs for each Fund a team approach to the management of the Fund with no individual team member being responsible solely for investment decisions. Each Fund's management team or portfolio manager has access to Voyageur's investment research and other money management resources.

FUND MANAGEMENT


OTHER SERVICE PROVIDERS

ADMINISTRATOR. Pursuant to a separate agreement, Voyageur provides administrative services to each Fund. Each Fund pays Voyageur an administrative services fee at the annual rate of 0.25% of the average daily net assets of the Fund.


DISTRIBUTOR. RBC Dain Rauscher Inc. (the "Distributor") is the distributor of the Funds' shares. The firm is a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc., and, like Voyageur, is a wholly-owned subsidiary of RBC Dain Rauscher Corp.


SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT, DIVIDEND PAYING AGENT AND TRANSFER AGENT. BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services, and also acts as the transfer agent and dividend paying agent of the Funds. BISYS Fund Services, LP, also located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the fund accountant for each of the Funds.

CUSTODIAN. The Funds' custodian is Wells Fargo Bank, N.A., located at Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, MN 55479.


PAYMENTS TO INTERMEDIARIES. The Advisor and/or Distributor may make payments, out of their own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. The Advisor may also make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to the Distributor in recognition of administrative and distribution-related services provided by the Distributor to shareholders.

SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The Funds calculate their share prices at the close of each business day for the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York time. A Fund's share price is its net asset value ("NAV") per share, which is the value of the Fund's net assets divided by the number of its outstanding shares. The Funds seek to maintain a stable NAV of $1.00 per share.

A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase order accompanied by a check that is received before the close of trading on the NYSE would be priced at the NAV calculated on the next following business day's close (normally 4:00 p.m. New York time), because it normally takes one business day to convert a check to federal funds. For further information, see "Introduction to Purchases" in the "Purchasing and Selling Your Shares" section.

Your order for redemption (sale) or exchange of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances. For example, a redemption order received before the close of regular trading on the NYSE would be priced at the NAV calculated at that day's close (normally 4 p.m. New York time) and such an order received later on that day would be priced as of the next following business day's close. For further information, see "Introduction to Redemptions (Sales)" in the "Purchasing and Selling Your Shares" section.

SHAREHOLDER INFORMATION


PURCHASING AND SELLING YOUR SHARES



-----------------------------------------------------------------------------------------------
                                                   WHERE TO BUY FUND SHARES
 PRIME MONEY MARKET FUND      You may purchase shares of
                                o  Prime Money Market Fund
                              through banks, brokerage firms and other financial institutions, as well as directly from the Fund's agent, BFDS.
                              -----------------------------------------------------------------
 OTHER MONEY MARKET FUNDS     You may purchase shares of
                                o  U.S. Government Money Market Fund,
                                o  Tax-Free Money Market Fund,
                                o  Institutional Prime Money Market Fund and
                                o  Institutional Tax-Free Money Market Fund
                              through RBC Dain Rauscher Inc. and brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc.
-----------------------------------------------------------------------------------------------

INTRODUCTION TO PURCHASES

If purchasing through your brokerage account, financial advisor or other financial institution, simply tell your investment representative that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. Shares of each Fund may be purchased at their next determined NAV. Shares of the Funds are sold without a sales charge. A minimum investment of $1 million is required for Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, although this minimum may be waived for certain investors.

As listed in the table above, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Fee Money Market Fund may be purchased only through RBC Dain Rauscher Inc. and other authorized financial institutions. Prime Money Market Fund also may be purchased through RBC Dain Rauscher Inc. and other authorized financial institutions and, unlike the other Money Market Funds, Prime Money Market Fund may be purchased directly from the Fund's agent, BFDS, as further described on the next few pages.

A Fund, the Distributor, or their agent may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m. Eastern time, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its agent, BFDS. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)

INTRODUCTION TO REDEMPTIONS (SALES)

You may redeem shares of the Funds by contacting your investment representative. Shares will be redeemed at their next determined NAV. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check clears. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes. In addition to contacting your investment representative, depending on your type of account, you may be able to redeem shares of Prime Money Market Fund by following the instructions described on the next few pages.

Financial institutions (such as banks and broker-dealers) through which Fund shares may be purchased may charge additional fees and may require higher minimum investments or impose other limitations and restrictions on buying and selling shares. Consult your financial institution or investment representative for specific information concerning your account or the Fund or Funds in which you may wish to purchase or redeem shares.

SHAREHOLDER INFORMATION

ADDITIONAL PURCHASE AND SALE INFORMATION -- PRIME MONEY MARKET FUND(1)
This section provides additional information concerning the purchase of shares of the Prime Money Market Fund. For additional details concerning the purchase of the other Money Market Funds, contact your financial institution or investment representative.

--------------------------------------------------------------------------------
                          MINIMUM INITIAL INVESTMENT
        ACCOUNT TYPE                                           AMOUNT
          Regular                                              $1,000
          IRA and Uniform Transfer/Gifts to Minors Accounts    $  250
          By exchange(2) from another Tamarack Fund into a
          regular account                                      $1,000
          By exchange(2) from another Tamarack Fund into an
          IRA or Uniform Transfer/Gifts to Minors Account      $  100
          With Automatic Monthly Investments                   $  100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MINIMUM ADDITIONAL INVESTMENT
        INVESTMENT TYPE                                        AMOUNT
          By Telephone or Mail                                 $  100
          By Wire                                              $1,000
          By Internet                                          $  100
          By exchange(2) from another Tamarack Fund into a
          regular account                                      $1,000
          By exchange(2) from another Tamarack Fund into an
          IRA or Uniform Transfer/Gifts to Minors Account      $  100
          With Automatic Monthly Investments                   $   50
--------------------------------------------------------------------------------

(1) Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of Prime Money Market Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its agent, BFDS. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization, and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)

(2) The following Tamarack Funds are eligible for exchanges: Tamarack Prime Money Market Fund; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Small Cap International
     Fund); and the Tamarack Fixed Income Funds (Government Income Fund, Quality Fixed Income Fund and Tax-Free Income Fund).


ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Prime Money Market Fund cannot process transaction requests unless they are properly completed as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.


All purchases of Prime Money Market Fund shares must be in U.S. dollars. Payment may be made by check, bank draft, money order, wire or ACH, as described below. Neither third-party checks, starter checks nor credit card convenience checks are accepted. Prime Money Market Fund may waive its minimum purchase requirement. The Fund (or its agent) may reject a purchase order at its sole discretion if the order is not accompanied by payment or the Fund (or its agent) considers the rejection of the order to be in the best interest of the Fund and its shareholders.


TELEPHONE PURCHASE, EXCHANGE AND REDEMPTION PRIVILEGES. Shareholders who open accounts with the Prime Money Market Fund (other than through RBC Dain Rauscher Inc. and brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc.) are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund's representative may request personal identification and may tape record the call. Shareholders who open accounts through RBC Dain Rauscher Inc. or brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc. should check with their investment representative for details on purchases, exchanges, redemptions and related policies.

CORPORATIONS, TRUSTS AND OTHER ENTITIES. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

SHAREHOLDER INFORMATION



SALES LIMITED TO US CITIZENS AND RESIDENT ALIENS. Shares of the Tamarack Funds are only offered to United States citizens and resident aliens in the United States having a Social Security number or Individual Tax Identification Number.


--------------------------------------------------------------------------------
 AVOID BACKUP TAX WITHHOLDING

 Each Money Market Fund is required to withhold 28% of taxable dividends, capital gains distributions and (if the Fund fails to maintain a stable share price) redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or other required certifications, in compliance with IRS rules, or if the IRS has determined that you are subject to backup withholding. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) and other required certifications on your account application.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


OPENING AN ACCOUNT -- PRIME MONEY MARKET FUND

If opening a Prime Money Market Fund account through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation. Otherwise, to open a Prime Money Market Fund account, follow the instructions below.


----------------------------------------------------------------------------------------------------------
 BY MAIL              INITIAL PURCHASES AND ALL      REGISTERED/OVERNIGHT MAIL
                      CORRESPONDENCE                 Tamarack Funds
                      Tamarack Funds                 c/o BFDS
                      P.O. Box 219757                330 W. 9th St.
                      Kansas City, MO 64121-9757     Kansas City, MO 64105
                      1.  Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                      2.  Make check, bank draft or money order payable to "Tamarack Funds" and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
                      3.  Mail or courier application and payment to the applicable address above.
----------------------------------------------------------------------------------------------------------
 BY INTERNET          Visit the Funds' website, www.tamarackfunds.com, and follow the instructions
                      provided.                 ---------------------
----------------------------------------------------------------------------------------------------------
 BY WIRE              UMB Bank, n.a.                 Call 1-800-422-2766 to obtain an account
                      Kansas City, Missouri          number, instructions for sending your account
                        ABA #101000695               application to the Funds, and instructions for
                      For _____ Fund                 your bank to wire your investment. After
                        AC = 9870326213              confirming receipt with the Funds, contact your
                                                     bank to send money via wire (you must include
                      Please provide:                the Funds' banking instructions and your
                      Your account number and        account number).
                      account name
----------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM           1-800-422-2766           If you already have an account with us and your
 ANOTHER TAMARACK                 or                 account is authorized for telephone exchanges
 FUND                     www.tamarackfunds.com      (or on-line exchanges for eligible Prime Money
                          ---------------------      Market Fund shareholders and Class S
                                                     shareholders of other Tamarack Funds), you may
                                                     Open an account in an eligible Tamarack Fund
                                                     by exchanging shares from another Tamarack
                                                     Fund. The eligible Funds are: Tamarack Prime
                                                     Money Market Fund; the Tamarack Equity Funds
                                                     (Large Cap Growth Fund, Mid Cap Growth
                                                     Fund, Small Cap Growth Fund, Enterprise Fund,
                                                     Enterprise Small Cap Fund, Microcap Value
                                                     Fund, Value Fund and Small Cap International
                                                     Fund); and the Tamarack Fixed Income Funds
                                                     (Government Income Fund, Quality Fixed
                                                     Income Fund and Tax-Free Income Fund).
                                                     The names and registrations on the accounts
                                                     must be identical. The exchange must meet the
                                                     applicable minimum exchange amount
                                                     requirement.
----------------------------------------------------------------------------------------------------------
PLEASE NOTE: you must meet the minimum initial investment amounts.

                                                                            |
                                                                            |          QUESTIONS?
                                                                            | Call 1-800-422-2766 or your
                                                                            |  investment representative.
                                                                            ------------------------------

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR PURCHASING AND ADDING TO YOUR SHARES -- PRIME MONEY MARKET
FUND
If purchasing Prime Money Market Fund shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. Otherwise, to purchase additional shares in a Prime Money Market Fund account, follow the instructions below.



 BY TELEPHONE          1-800-422-2766                 You may make additional investments ($100
                                                      minimum) by telephone. After the Funds receive
                                                      and accept your request, the Funds will deduct
                                                      from your checking account the cost of the
                                                      shares. Availability of this service is subject to
                                                      approval by the Funds and the participating
                                                      banks.
----------------------------------------------------------------------------------------------------------
 BY MAIL               REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                 Tamarack Funds
                       P.O. Box 219757                c/o BFDS
                       Kansas City, MO 64121-9757     330 W. 9th St.
                                                      Kansas City, MO 64105
                       1.  Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
                              o   Account name and account number
                              o   Fund name
                              o   Share class
                       2.  Make check, bank draft or money order payable to "Tamarack Funds" and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
                       3.  Mail or deliver stub and payment to the applicable address above.
----------------------------------------------------------------------------------------------------------
 BY WIRE               UMB Bank, n.a.                 Wire share purchases ($1,000 minimum) should
                       Kansas City, Missouri          include the names of each account owner, your
                         ABA #101000695               account number and the name of the Babson
                       For _____ Fund                 Fund in which you are purchasing shares. You
                         AC = 9870326213              should notify the Funds by telephone that you
                                                      have sent a wire purchase order to UMB Bank.
                       Please provide:
                       Your account number and
                       account name
----------------------------------------------------------------------------------------------------------
 BY EXCHANGE FROM      Please refer to the information under "Exchanging Your Shares -- Prime Money Market
 ANOTHER TAMARACK      Fund" below.
----------------------------------------------------------------------------------------------------------
 FUND
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions
                       provided.                 ---------------------
                       There is a $100 minimum for additional investments through the website.
----------------------------------------------------------------------------------------------------------
 AUTOMATIC MONTHLY     You may authorize automatic monthly investments in a constant dollar amount ($50
 INVESTMENT            minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.
----------------------------------------------------------------------------------------------------------

                                                                            |
                                                                            |          QUESTIONS?
                                                                            | Call 1-800-422-2766 or your
                                                                            |  investment representative.
                                                                            ------------------------------

SHAREHOLDER INFORMATION


You can also add to your Prime Money Market Fund account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days notice.

AUTOMATIC MONTHLY INVESTMENTS

Automatic Monthly Investments are processed through an automated clearing house ("ACH") whereby an agreed amount is credited to or debited from a shareholder's pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required.



DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the account application, you can elect to receive your Prime Money Market Fund distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in another eligible Tamarack Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest distributions. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

SHAREHOLDER INFORMATION


SELLING SHARES -- PRIME MONEY MARKET FUND

If selling shares of Prime Money Market Fund through your brokerage account, financial advisor or other financial institution, ask your investment representative for redemption procedures. Your investment representative may have transaction minimums and/or transaction times or other restrictions and limitations that will affect your redemption. For other sales transactions of Prime Money Fund shares, follow the instructions below.

You may withdraw from your account at any time in the following amounts:


       o      any amount up to $50,000    --------------------------------------
              for redemptions                     WITHDRAWING MONEY FROM
              requested by mail                    YOUR FUND INVESTMENT
              without a Medallion
              signature guarantee*        As a mutual fund shareholder, you are
                                          technically selling shares when you
       o      any amount for              request a withdrawal in cash. This is
              redemptions requested by    also known as redeeming shares or a
              mail with a Medallion       redemption of shares.
              signature guarantee         --------------------------------------

       o any amount up to and including $50,000 for Fund website redemptions

       o $1,000 or more for redemptions wired to a bank or similar account ($10 fee)**

       o $50 or more for redemptions by a systematic redemption plan (there may be a fee)

       o      $1,000 or more for exchanges to another eligible Tamarack Fund

       o $100 or more for redemptions by automatic monthly exchange to another eligible Tamarack Fund

       o $100 or more via ACH (there is no fee but proceeds may take 3 to 5 business days to reach your account)

       o      up to $50,000 by telephone (for authorized accounts)

 *A Medallion signature guarantee is required for: (1) a redemption requested to be mailed to an address different from the address of record; or (2) a redemption requested to be mailed to an address that has been changed within the past 30 days.

**A Medallion signature guarantee is required for a redemption requested to be wired to a bank account or similar account that is not on file.

Redemptions from a fiduciary account (for example, an IRA) must be requested in writing.

Please refer to "Additional Policies on Redemptions" below.


The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

SHAREHOLDER INFORMATION


INSTRUCTIONS FOR SELLING SHARES (REDEMPTIONS) -- PRIME MONEY MARKET FUND (CONTINUED)

If selling your Prime Money Market Fund shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions of Prime Money Market Fund shares, follow the instructions below.



 BY TELEPHONE     1-800-422-2766                 You may withdraw any amount up to $50,000 by
                                                 telephone, provided that your account is
                                                 authorized for telephone redemptions. The
                                                 Funds will send proceeds only to the address of
                                                 record, via ACH or by wire. You must provide
                                                 the Fund's name, your account number, the
                                                 names of each account owner (exactly as
                                                 registered), and the number of shares or dollar
                                                 amount to be redeemed.
----------------------------------------------------------------------------------------------------------
 BY MAIL          REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                  Tamarack Funds                 Tamarack Funds
                  P.O. Box 219757                c/o BFDS
                  Kansas City, MO 64121-9757     330 W. 9th St.
                                                 Kansas City, MO 64105
                  1.  In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See "Signature Guarantees" below for information on when a Medallion signature guarantee is required.
                  2.  Mail or courier the letter to the applicable address above.
----------------------------------------------------------------------------------------------------------
 BY WIRE          Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If your written request is received in good order before 4:00 Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See "Signature Guarantees"
                  below for information on when a Medallion signature guarantee is required.
----------------------------------------------------------------------------------------------------------
 BY INTERNET      Visit the Funds' website, www.tamarackfunds.com, and follow the instructions
                  provided.                 ---------------------
                  Provided you are an eligible shareholder and have previously registered, you may withdraw up to $50,000 through the website.
----------------------------------------------------------------------------------------------------------
 SYSTEMATIC       You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or
 REDEMPTION       have your shares redeemed at a rate calculated to exhaust the account at the end of a
 PLAN             specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan.
----------------------------------------------------------------------------------------------------------

                                                                            |
                                                                            |          QUESTIONS?
                                                                            | Call 1-800-422-2766 or your
                                                                            |  investment representative.
                                                                            ------------------------------

SHAREHOLDER INFORMATION


ADDITIONAL POLICIES ON SELLING SHARES (REDEMPTIONS)

We try to send proceeds as soon as practical. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.


If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with Medallion signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.


WITHDRAWAL BY DRAFT

Withdrawal by Draft (check) is limited to open and collected account shares of the Tamarack Prime Money Market Fund (other than in accounts opened through RBC Dain Rauscher Inc. and brokerage firms that clear on a correspondent basis through RBC Dain Rauscher Inc.). Draft amounts may range from $500 to $100,000.

SIGNATURE GUARANTEES

You can get a Medallion signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a Medallion guaranteed signature if you request:


       o A redemption check sent to a different payee, bank or address than we have on file;

       o A redemption check mailed to an account address that has been changed within the last 30 days;

       o      A redemption for $50,000 or more in writing; or

       o      A change in account registration or redemption instructions.

REDEMPTION IN KIND

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT SIZE

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES -- PRIME MONEY MARKET FUND

If exchanging Prime Money Market Fund shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new Prime Money Market Fund account through an exchange from an existing Tamarack Fund account, please refer to "Instructions for Opening an Account" above.


An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the Tamarack Funds, you may exchange shares in an eligible Prime Money Market Fund account for shares of another eligible Tamarack Fund, and vice versa. The eligible Tamarack Funds are: Prime Money Market Fund; the Tamarack Equity Funds (Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Small Cap International Fund); and the Tamarack Fixed Income Funds (Government Income Fund, Quality Fixed Income Fund and Tax-Free Income
Fund). You may exchange existing shares from Prime Money Market Fund into another eligible Tamarack Fund or from another eligible Tamarack Fund into Prime Money Market Fund.




 BY TELEPHONE          1-800-422-2766                 You may make exchanges to/from an eligible
                                                      Prime Money Market Fund account from/to
                                                      another eligible Tamarack Fund account by
                                                      telephone, provided that your account is
                                                      authorized for telephone exchanges.
---------------------------------------------------------------------------------------------------------------
 BY MAIL               REGULAR MAIL                   REGISTERED/OVERNIGHT MAIL
                       Tamarack Funds                 Tamarack Funds
                       P.O. Box 219757                c/o BFDS
                       Kansas City, MO 64121-9757     330 W. 9th St.
                                                      Kansas City, MO 64105
                       1.  In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
                           Tamarack Fund from which the amount is being transferred, and the name of the
                           Tamarack Fund into which the amount is being transferred.
                       2.  Mail or courier the letter to the applicable address above.
---------------------------------------------------------------------------------------------------------------
 BY INTERNET           Visit the Funds' website, www.tamarackfunds.com, and follow the instructions provided.
                       Eligible shareholders are automatically granted internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Tamarack Funds.
---------------------------------------------------------------------------------------------------------------
 MONTHLY EXCHANGES     You may authorize monthly exchanges ($100 minimum) from your Prime Money Market account into another eligible Tamarack Fund or from another eligible Tamarack Fund into
                       Prime Money Market Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
---------------------------------------------------------------------------------------------------------------

                                                                                |
                                                                                |          QUESTIONS?
                                                                                | Call 1-800-422-2766 or your
                                                                                |  investment representative.
                                                                                -------------------------------


ADDITIONAL POLICIES ON EXCHANGES

You must meet the minimum investment requirement of the Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund being purchased. Call us for a free copy.

SHAREHOLDER INFORMATION


ADDITIONAL SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-422-2766 for more information.

       o      Uniform Transfers/Gifts to Minors Accounts

       o      Transfer on Death ("TOD") Accounts

       o      Accounts for corporations, partnerships and retirement plans

       o      Coverdell Education Savings Accounts

       o      Traditional IRA accounts

       o      Roth IRA accounts

       o      Simplified Employee Pensions ("SEPs")


TELEPHONE/INTERNET SERVICES

During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail. (Eligible shareholders may also access the Funds' web site, www.tamarackfunds.com.) The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or Fund web site instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Tamarack Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.


SHAREHOLDER MAILINGS

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Tamarack Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Tamarack Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

SHAREHOLDER INFORMATION



MARKET TIMING AND EXCESSIVE TRADING

Market timing may interfere with the management of a Fund's portfolio and result in increased costs. The Tamarack Funds do not accommodate market timers. On behalf of the Tamarack Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it.

RESTRICTION AND REJECTION OF PURCHASE OR EXCHANGE ORDERS. The Tamarack Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund's portfolio, and purchase orders not accompanied by proper payment. The Tamarack Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between Tamarack Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund's discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Tamarack Funds' policy limiting the number of exchanges (and imposing redemption fees on its other funds offered by other prospectuses) applies uniformly to all investors. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Tamarack Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may invest in numerous fund families with differing market timing policies, the Tamarack Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Tamarack Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the Tamarack Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate the exchange privilege without prior notice.

RISKS PRESENTED BY EXCESSIVE TRADING PRACTICES. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund's investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

SHAREHOLDER INFORMATION


DISCLOSURE OF PORTFOLIO HOLDINGS


A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.


DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid daily. Each Fund will distribute its capital gains (if it has any) once a year, typically in December. Each Fund may make additional distributions if necessary for the Fund to avoid paying taxes. Each Fund expects distributions to be primarily from income. The Funds normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Fund shares at NAV.

Shares begin to earn dividends on the first business day following the day upon which they are purchased, and will continue to earn dividends through, but not after, the business day of redemption.

TAXES

Dividends paid out of a Money Market Fund's investment company taxable income (which includes interest and net short-term capital gains) generally will be taxable to you as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by a Money Market Fund are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Dividends paid by the Tax-Free Money Market Fund and the Institutional Tax-Free Money Market Fund from tax- exempt interest income generally are exempt from regular federal income tax.

Because no portion of a Money Market Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Money Market Fund is expected to be eligible for the reduced tax rates applicable to "qualified dividend income" for individual shareholders, or for the dividends received deduction for corporate shareholders.

Money Market Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Money Market Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Money Market Fund in October, November or December with a record date in such a month and paid by the Money Market Fund during January of the following calendar year.

Each year, your Money Market Fund will notify you of the tax status of dividends and other distributions.

Upon the sale or other disposition of your Money Market Fund shares, you generally should not realize a taxable gain or loss if the Money Market Fund maintains a stable share price.

Money Market Fund distributions also may be subject to state, local and foreign taxes. In many states, Money Market Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Money Market Fund.

SHAREHOLDER INFORMATION


ORGANIZATIONAL STRUCTURE

Tamarack Funds Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The Tamarack Money Market Funds described in this prospectus were previously separate series of Great Hall(R) Investment Funds, Inc. and were reorganized as series of Tamarack Funds Trust effective April 16, 2004. Unless otherwise noted, information contained in this prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganizations) along with the current name of each Fund:

PREDECESSOR FUND NAME                                   CURRENT FUND NAME
Great Hall Prime Money Market Fund                      Tamarack Prime Money Market Fund
Great Hall U.S. Government Money Market Fund            Tamarack U.S. Government Money Market Fund
Great Hall Tax-Free Money Market Fund                   Tamarack Tax-Free Money Market Fund
Great Hall Institutional Prime Money Market Fund        Tamarack Institutional Prime Money Market Fund
Great Hall Institutional Tax-Free Money Market Fund     Tamarack Institutional Tax-Free Money Market Fund

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all distributions. The information in the following tables for the period ended September 30, 2004 was audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report (available upon request). The information in the following tables for the two years ended July 31, 2004 was also audited by Deloitte & Touche LLP. The information in the following tables for all preceding fiscal years was audited by the Funds' former independent registered public accounting firm.


PRIME MONEY MARKET FUND


                                                    PERIOD ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    SEPTEMBER 30,    JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                                       2004 (b)        2004*       2003*        2002*        2001         2000
                                                    -------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .............    $ 1.00          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                      ------          ------       ------       ------       ------       ------
Net income from investment operations ............        --(a)           --(a)      0.01         0.02         0.05         0.05
Distributions to shareholders from net
 investment income ...............................        --(a)           --(a)     (0.01)       (0.02)       (0.05)       (0.05)
                                                      ------          ------       ------       ------       ------      -------
Net asset value, end of period ...................    $ 1.00          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                      ------          ------       ------       ------       ------      -------
Total return .....................................      0.14%(c)       0.42%         0.80%        1.70%        5.10%        5.30%
Net assets at end of period (in millions) ........    $7,885          $7,860       $8,111       $8,524       $5,282       $4,852
Ratio of net expenses to average daily
 net assets** ....................................      0.71%(d)       0.71%         0.71%        0.69%        0.62%        0.63%
Ratio of net investment income to average
 daily net assets** ..............................      0.83%(d)       0.42%         0.80%        1.66%        5.11%        5.32%


---------
 * Effective October 31, 2003, Prime Money Market Fund discontinued offering Reserve Shares and converted any existing Reserve Shares to Investor Shares. Net income from investment operations and distributions to shareholders from net investment income for the Fund's Reserve Shares during the period ended July 31, 2003 amounted to $0.01 per share, and net assets in the Fund's Reserve Shares as of July 31, 2003 were $108 million.

** Various fees and expenses were waived or absorbed by Voyageur for Prime Money Market Fund during the respective periods ended September 30, 2004, July 31, 2004, July 31, 2003 and July 31, 2002. Had the Fund paid all expenses, the respective ratios of net expenses and net investment income to average daily net assets would have been 0.93% and 0.61% for the period ended September 30, 2004 (annualized), 0.90% and 0.24% for the period ended July 31, 2004, 0.90% and 0.61% for the period ended July 31, 2003 and, 0.73% and 1.61% for the period ended July 31, 2002.


(a)  Less than $0.01 per share.
(b)  For the period from August 1, 2004 to September 30, 2004.

(c)  Not annualized.
(d)  Annualized.

FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT MONEY MARKET FUND


                                                      PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      SEPTEMBER 30,   JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                                         2004(b)        2004         2003*        2002*        2001         2000
                                                      -------------  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .............       $1.00          $1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                         -----          -----       ------       ------       ------       ------
Net income from investment operations ............          --(a)          --(a)      0.01         0.02         0.05         0.05
Distributions to shareholders from net
 investment income ...............................          --(a)          --(a)     (0.01)       (0.02)       (0.05)       (0.05)
                                                         -----          -----       ------       ------      -------       ------
Net asset value, end of period ...................       $1.00          $1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                         -----          -----       ------       ------      -------       ------
Total return .....................................        0.14%(c)       0.38%        0.70%        1.60%        4.90%        5.20%
Net assets at end of period (in millions) ........       $ 947          $ 929       $1,060       $1,088       $  462       $  267
Ratio of net expenses to average daily
 net assets** ....................................        0.71%(d)       0.71%        0.71%        0.57%        0.54%        0.57%
Ratio of net investment income to average
 daily net assets** ..............................        0.81%(d)       0.38%        0.70%        1.60%        4.88%        5.22%


---------
 * Effective October 31, 2002, U.S. Government Money Market Fund discontinued offering Reserve Shares and converted any existing Reserve Shares to Investor Shares. Net income from investment operations and distributions to shareholders from net investment income for the Fund's Reserve Shares during the period from March 1, 2002 (initial offering of Reserve Shares) to July 31, 2002 amounted to $0.01 per share, and net assets in the Fund's Reserve Shares as of July 31, 2002 were $13 million.

** Various fees and expenses were waived or absorbed by Voyageur for U.S. Government Money Market Fund during the respective periods ended September 30, 2004, July 31, 2004, July 31, 2003 and July 31, 2002. Had the Fund paid all expenses, the respective ratios of net expenses and net investment income to average daily net assets would have been 0.79% and 0.73% for the period ended September 30, 2004 (annualized), 0.73% and 0.36% for the period ended July 31, 2004, 0.75% and 0.66% for the period ended July 31, 2003, and 0.59% and 1.58% for the period ended July 31, 2002.


(a)  Less than $0.01 per share.
(b)  For the period from August 1, 2004 to September 30, 2004.

(c)  Not annualized.
(d)  Annualized.


TAX-FREE MONEY MARKET FUND


                                                    PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    SEPTEMBER 30,    JULY 31,    JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                                       2004(b)         2004        2003         2002         2001         2000
                                                    -------------  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .............     $1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                       -----         ------       ------       ------       ------       ------
Net income from investment operations ............        --(a)          --(a)      0.01         0.01         0.03         0.03
Distributions to shareholders from net
 investment income ...............................        --(a)          --(a)     (0.01)       (0.01)       (0.03)       (0.03)
                                                       -----         ------       ------       ------       ------       ------
Net asset value, end of period ...................     $1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                       -----         ------       ------       ------       ------       ------
Total return .....................................      0.11%(c)       0.38%        0.60%        1.10%        3.10%        3.20%
Net assets at end of period (in millions) ........     $ 965          1,003       $  946       $  909       $  490       $  426
Ratio of net expenses to average daily
 net assets* .....................................      0.62%(d)       0.62%        0.62%        0.59%        0.59%        0.59%
Ratio of net investment income to average
 daily net assets* ...............................      0.64%(d)       0.38%        0.62%        1.08%        3.07%        3.16%


---------

* Various fees and expenses were waived or absorbed by Voyageur for Tax-Free Money Market Fund during the respective periods ended September 30, 2004, July 31, 2004, July 31, 2003 and July 31, 2002. Had the Fund paid all expenses, the respective ratios of net expenses and net investment income to average daily net assets would have been 0.83% and 0.43% for the period ended September 30, 2004 (annualized), 0.86% and 0.14% for the period ended July 31, 2004, 0.85% and 0.39% for the period ended July 31, 2003, and 0.65% and 1.03% for the period ended July 31, 2002.


(a)  Less than $0.01 per share.
(b)  For the period from August 1, 2004 to September 30, 2004.

(c)  Not annualized.
(d)  Annualized.

FINANCIAL HIGHLIGHTS


INSTITUTIONAL PRIME MONEY MARKET FUND


                                                PERIOD ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                SEPTEMBER 30,     JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                                   2004(b)          2004         2003         2002         2001         2000
                                                -------------    ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .........    $  1.00         $ 1.00       $  1.00      $  1.00       $ 1.00       $ 1.00
                                                  -------         ------       -------      -------       ------       ------
Net income from investment operations ........         --(a)        0.01          0.01         0.02         0.06         0.06
Distributions to shareholders from net
 investment income ...........................         --(a)       (0.01)        (0.01)       (0.02)       (0.06)       (0.06)
                                                  -------         ------       -------      -------      -------      -------
Net asset value, end of period ...............    $  1.00         $ 1.00       $  1.00      $  1.00       $ 1.00       $ 1.00
                                                  -------         ------       -------      -------      -------      -------
Total return .................................       0.21%(c)       0.85%         1.20%        2.20%        5.50%        5.70%
Net assets at end of period (in millions) ....    $   643         $  656       $   503      $   449       $  366       $  382
Ratio of net expenses to average daily
 net assets ..................................       0.29%(d)       0.29%         0.30%        0.30%        0.31%        0.32%
Ratio of net investment income to average
 daily net assets ............................       1.26%(d)       0.85%         1.20%        2.17%        5.52%        5.68%



---------

(a)  Less than $0.01 per share.
(b)  For the period from August 1, 2004 to September 30, 2004.

(c)  Not annualized.
(d)  Annualized.


INSTITUTIONAL TAX-FREE MONEY MARKET FUND

                                                 PERIOD ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 SEPTEMBER 30,     JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                                    2004(b)          2004         2003         2002         2001         2000
                                                 -------------    ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period ........      $ 1.00          $  1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                   ------          -------       ------       ------       ------       ------
Net income from investment operations .......          --(a)          0.01         0.01         0.01         0.03         0.03
Distributions to shareholders from net
 investment income ..........................          --(a)         (0.01)       (0.01)       (0.01)       (0.03)       (0.03)
                                                   ------          -------       ------       ------       ------       ------
Net asset value, end of period ..............      $ 1.00          $  1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                   ------          -------       ------       ------       ------       ------
Total return ................................        0.16%(c)         0.72%        0.90%        1.40%        3.30%        3.40%
Net assets at end of period (in millions) ...      $  387          $   355       $  244       $  193       $  172       $  159
Ratio of net expenses to average daily
 net assets* ................................        0.30%(d)         0.32%        0.33%        0.36%        0.39%        0.39%
Ratio of net investment income to average
 daily net assets* ..........................        0.98%(d)         0.72%        0.90%        1.42%        3.32%        3.49%


---------

* Various fund fees and expenses were voluntarily waived or absorbed by Voyageur for Institutional Tax-Free Money Market Fund during the period ended July 31, 2000. Had the Fund paid all expenses, the ratios of net expenses and net investment income to average daily net assets would have been 0.44% and 3.44% for the period.


(a)  Less than $0.01 per share.
(b)  For the period from August 1, 2004 to September 30, 2004.

(c)  Not annualized.
(d)  Annualized.

PRIVACY POLICY

                                 TAMARACK FUNDS
                      NOTICE OF PRIVACY POLICY & PRACTICES


The Tamarack Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the Tamarack Funds but do not invest in the Tamarack Funds' shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tamarack Funds.


 COLLECTION OF            We collect nonpublic personal information about our customers from the
 CUSTOMER INFORMATION     following sources:

                          o  ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                          o  ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

                          o  CORRESPONDENCE, written, telephonic or electronic between a customer and the
                             Tamarack Funds or service providers to the Tamarack Funds.

 DISCLOSURE OF            We may disclose all of the information described above to certain third parties
 CUSTOMER INFORMATION     who are not affiliated with the Tamarack Funds under one or more of these circumstances:

                          o  AS AUTHORIZED -- if you request or authorize the disclosure of the information.

                          o  AS PERMITTED BY LAW -- for example, sharing information with companies who maintain or service customer accounts for the Tamarack Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

                          o  UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

 SECURITY OF CUSTOMER     We require service providers to the Tamarack Funds:
 INFORMATION
                          o  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the Tamarack Funds; and

                          o  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
                             Tamarack Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tamarack Funds.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                 Tamarack Funds
                                 P.O. BOX 219757
                           Kansas City, MO 64121-9757
                            Telephone: 1-800-422-2766
--------------------------------------------------------------------------------


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:


IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov
-----------


BY ELECTRONIC REQUEST:

publicinfo@sec.gov
------------------

Investment Company Act File No. 811-21475.


Tamarack Funds
c/o BFDS
PO Box 219757
Kansas City, MO 64121-9757














                                                                          532750

                              TAMARACK FUNDS TRUST
                       100 SOUTH FIFTH STREET, SUITE 2300
                          MINNEAPOLIS, MINNESOTA 55402

                         GENERAL AND ACCOUNT INFORMATION
                                 (800) 422-2766



           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 15, 2005


This Statement of Additional Information ("SAI") describes the sixteen series (each a "Fund") of Tamarack Funds Trust (the "Trust") advised by Voyageur Asset Management Inc. (the "Advisor" or "Voyageur"). The Funds are:



EQUITY FUNDS
------------
   -- Tamarack Large Cap Growth Fund (formerly Tamarack Large Cap Equity Fund) -- Tamarack Mid Cap Growth Fund (formerly Tamarack Mid Cap Equity Fund)
   -- Tamarack Small Cap Growth Fund (formerly Tamarack Small Cap Equity Fund) -- Tamarack Enterprise Fund
   --  Tamarack Enterprise Small Cap Fund
   --  Tamarack Microcap Value Fund
   --  Tamarack Value Fund
   --  Tamarack Small Cap International Fund


FIXED INCOME FUNDS
------------------
   --  Tamarack Government Income Fund
   --  Tamarack Quality Fixed Income Fund
   --  Tamarack Tax-Free Income Fund


MONEY MARKET FUNDS
------------------
   --  Tamarack Prime Money Market Fund
   --  Tamarack U.S. Government Money Market Fund
   --  Tamarack Tax-Free Money Market Fund
   --  Tamarack Institutional Prime Money Market Fund
   --  Tamarack Institutional Tax-Free Money Market Fund

Each Fund has distinct investment objectives and policies. Shares of the Equity Funds and Fixed Income Funds are sold to the public by Tamarack Distributors Inc.; shares of the Money Market Funds are sold to the public by RBC Dain Rauscher Inc. (Tamarack Distributors Inc. and RBC Dain Rauscher Inc. are each referred to as a "Distributor", and together as the "Distributors") as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See "Additional Purchase and Redemption Information" and "Other Information -- Capitalization" below.


This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Equity Funds, Fixed Income Funds or Money Market Funds, as applicable, dated January 15, 2005, or the prospectus for Class I Shares of Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Government Income Fund and Tamarack Quality Fixed Income Fund dated January 15, 2005 (individually or collectively, the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent registered public accounting firm in the Funds' Annual Reports for their most recent fiscal years are incorporated by reference into this SAI. Copies of the Annual Reports and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT POLICIES...........................................................4
The Funds.....................................................................4
DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES.....................15
Cash Management .............................................................15
Temporary Defensive Positions................................................16
U.S. Government Securities ..................................................17
Bank Obligations ............................................................17
Bank and Savings and Loan Obligations........................................17
Commercial Paper.............................................................17
Repurchase Agreements .......................................................18
Loans of Portfolio Securities ...............................................18
Variable and Floating Rate Demand and Master Demand Notes....................18
Money Market Fund Illiquid Investments; Liquidity Guidelines.................19
Variable and Floating Rate Demand Municipal Obligations......................19
Forward Commitments and When-Issued Securities ..............................20
Corporate Debt Securities....................................................21
Investment Companies.........................................................21
Option Writing and Purchasing................................................22
Risks of Options Transactions................................................23
Futures Contracts............................................................23
Options on Futures Contracts.................................................23
Risks of Futures and Related Options Investments.............................24
Real Estate Investment Trusts................................................25
Convertible Securities.......................................................25
Foreign Securities...........................................................25
Short Sales Against the Box..................................................26
Forward Foreign Currency Exchange Contracts..................................27
Risks of Forward Foreign Currency Contracts..................................27
Risk of Foreign Currency Options.............................................27
Mortgage-Related Securities..................................................27
Other Asset-Backed Securities................................................28
Zero Coupon and Pay-In-Kind Securities.......................................29
Interest Rate Futures Contracts..............................................29
Dollar Roll Transactions.....................................................29
Municipal Lease Obligations..................................................30
Stand-By Commitments (Government Income Fund, Quality Fixed Income Fund and
     Tax-Free Income Fund)...................................................30
Stand-By Commitments (Tax-Free Money Market Fund and Institutional
     Tax-Free Money Market Fund).............................................31
Participation Interests......................................................32
Third Party Puts.............................................................32
Commercial Paper and Other Corporate, Bank and Other Debt Obligations........32
Bond Anticipation Notes, Municipal Bonds and Revenue Bonds...................33
Illiquid and Restricted Securities...........................................34
INVESTMENT RESTRICTIONS......................................................35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................41
EXCHANGE OF FUND SHARES......................................................44
MANAGEMENT...................................................................44
Trustees and Officers........................................................44
Principal Shareholders.......................................................49
Investment Advisor...........................................................60
Sub-Advisors.................................................................63
Approval of the Investment Advisory Agreements, Investment Counsel
     Agreements and the Sub-Advisory Agreements by the Board of Trustees.....65

Proxy Voting Policies........................................................66
Distribution of Fund Shares..................................................66
Administrative Services......................................................68
DETERMINATION OF NET ASSET VALUE.............................................69
PORTFOLIO TRANSACTIONS.......................................................71
Portfolio Turnover...........................................................74
TAXATION.....................................................................74
Tax-Free Income Fund, Tax-Free Money Market Fund,
     Institutional Tax-Free Money Market Fund................................78
OTHER INFORMATION............................................................79
Capitalization...............................................................79
Voting Rights................................................................80
Other Service Providers......................................................80
Independent Registered Public Accounting Firm................................80
Counsel......................................................................81
Code of Ethics...............................................................81
Portfolio Disclosure Policies and Procedures.................................81
Registration Statement.......................................................81
Financial Statements.........................................................81
Appendix A..................................................................A-1
Appendix B..................................................................B-1

                               INVESTMENT POLICIES

This SAI discusses the investment objectives of the Funds and the policies employed by the Funds to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders.

THE FUNDS

TAMARACK LARGE CAP GROWTH FUND. Tamarack Large Cap Growth Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks. In addition, the Fund may invest in other equity securities such as convertible securities and preferred stocks and may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts," "Option Writing and Purchasing," "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depositary Receipts ("ADRs") (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks of large U.S. companies. Large companies are defined as those with market capitalization of $5 billion or more at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 80% test even if they subsequently fall below this range.

TAMARACK MID CAP GROWTH FUND. Tamarack Mid Cap Growth Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see "Convertible Securities"). The Fund expects to invest primarily in common stocks of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks of mid-sized companies. The Fund may also invest in other equity securities, such as convertible securities and preferred stocks. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P 400 Mid Cap Index at the time of investment. The S&P 400 Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 80% test even if its capitalization subsequently falls outside the range of the index. Although the Fund's investments in debt securities in which the Fund invests for temporary defensive purposes and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Advisor, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Advisor. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any debt security held by the Fund is downgraded below BBB/Baa (or so deemed by the Advisor), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will not invest in debt securities rated below BBB or Baa. In addition, the Fund may enter into stock index future contracts, options on securities and options on future contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts"). The Fund may also invest in investment companies and real estate investment trusts (REITs) and lend portfolio securities (see "Investment Companies," and "Real Estate Investment Trusts").

TAMARACK SMALL CAP GROWTH FUND. Tamarack Small Cap Growth Fund pursues its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small companies. The

Fund may also invest in other equity securities including common and preferred stocks and securities convertible into common stock of small companies (see "Convertible Securities").

The Fund's investments in non-U.S. issuers will generally be in the form of ADRs (see "Foreign Securities"). The Fund may also invest in foreign securities traded on U.S. exchanges. In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund may also invest in investment companies and REITs and lend its portfolio securities (see "Investment Companies," "Real Estate Investment Trusts" and "Loans of Portfolio Securities").

TAMARACK ENTERPRISE FUND AND ENTERPRISE SMALL CAP FUND. Since Tamarack Enterprise Fund and Tamarack Enterprise Small Cap Fund focus on smaller companies, the overall income return on these Funds may be low. Smaller companies frequently need to retain all or most of their profits to finance their growth and will pay small dividend yields, or none. If the companies are successful, the plow-back of earnings and internal financing of growth without the need to issue additional shares should ultimately enhance the companies' per share earnings and dividend capability and should make their shares more attractive in the marketplace.


TAMARACK MICROCAP VALUE FUND. Tamarack Microcap Value Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in microcap value stocks. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing in microcap stocks. Microcap value stocks combine the characteristics of "small stocks" and "value stocks." The Fund defines "small stocks" as stocks of companies that have market capitalizations at the time of the Fund's initial purchase of between $20 million and the capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (the "upper limit"). (At the close of business on November 30, 2004, the upper limit was $634 million.) The Fund defines "value stocks" primarily as those with low price-to-book characteristics. The Fund also seeks to invest in "neglected stocks," those that tend to be least held by institutional investors and that are subject to below average coverage by analysts and newsletters. The Fund's Advisor and Sub-Advisor will use their judgment in determining the methods of measuring analyst and institutional investor interest.


The Fund's portfolio may contain upwards of 400 stocks, depending on market conditions, but is expected generally to contain between 250 and 350 microcap value stocks at any one time in amounts that are approximately proportional to the relative market capitalizations of the subject companies. For example, if the total market capitalization of the companies whose stocks are held by the Fund is $100 billion, and the Fund holds the stock of Company A, whose market capitalization is $500 million (0.50% of the total market capitalization), and the stock of Company B, whose market capitalization is $250 million (0.25% of the total market capitalization), Company A's stock would represent approximately 0.50% of the Fund's portfolio, and Company B's stock would represent approximately 0.25% of the Fund's portfolio. Because the relative market capitalizations will fluctuate, the Fund will re-balance its portfolio twice per year. The Fund will also, at that time, review its portfolio holdings for consistency with its investment strategies.

It is the Fund's intention to maintain ownership of the microcap value stocks in its portfolio approximately in proportion to their respective market capitalizations, but this approach may be departed from for any of the following reasons. First, acquisition of the shares of smaller companies is sometimes difficult without disrupting the supply/demand relationship and thereby increasing transaction costs. For this reason, shares of companies on the buy list may be purchased when opportunities for block trades present themselves even if purchases of such a company's stock would not otherwise be the highest priority on a market capitalization basis. Conversely, high priority shares might be avoided if they cannot be acquired at the time without disrupting the market. Second, the Fund will attempt to purchase shares in optimal lot sizes which precludes fine-tuning of the weighting. Third, the Fund's Advisor and Sub-Advisor take a long-term view and do not feel it prudent to constantly purchase and sell stocks for short-term balancing. Guideline relative weights will be reviewed in detail twice a year.


In screening stocks, the Fund generally will not purchase a stock or will sell a part or all of a stock it owns, if the Advisor or Sub-Advisor believes: (i) the financial condition of the company is in jeopardy, (ii) the liquidity is insufficient, (iii) the total acquisition costs are unreasonably high, or (iv) that the stock is selling for less than $5 per share (stock will not be sold for this reason alone but additional stock will not be bought below $4 per share and will be sold at the semi-annual re-balancing if the stock is selling below $4 per share). The Fund will also sell stocks based on factors which may include: (i) potential negative earnings,
(ii) tenders or potential mergers, (iii) not meeting criteria for "neglected stocks" on three semi-annual evaluations, or (iv) not meeting criteria for "small stocks" by having market capitalization below $10 million or above twice the upper limit.

Shares of stock will be considered for elimination from the portfolio on the following bases: (1) on the basis of the $5 minimum price criterion (a stock will not be sold for this reason alone, but additional shares will not be purchased below $4 per share, which may result in a disproportionate representation in terms of ideal weighting, and it will be sold at the semiannual re-balancing if the stock is selling below $4 per share); (2) on the basis of tenders or potential mergers (the Fund's Advisor and Sub-Advisor will use their judgment as to the best time to sell or tender); (3) on the basis of neglect (shares will be sold when the company has been beyond the criteria of the Advisor and Sub-Advisor for a neglected stock for three successive semiannual evaluation periods); (4) on the basis of price to book value (stocks will be sold, at a semi-annual evaluation, when their price to book value exceeds two times the upper limit used to qualify for purchase); or (5) on the basis of capitalization a stock will be sold if, at a semiannual evaluation, either the market capitalization is twice the upper limit or below $10 million. In the case of portfolio companies whose capitalization has gone beyond the current maximum or minimum, the Fund's Advisor or Sub-Advisor may keep the portfolio weighting at the level appropriate for the current maximum or minimum. If proceeds beyond current liquid assets are necessary to meet redemptions, stocks not meeting current initial criteria will be liquidated first.


While the objectives of this Fund would favor a fully invested position in individual microcap value stocks, the Fund may from time to time invest in exchange traded index funds, including iShares, to the extent consistent with the Fund's investment objective and policies, as an efficient means of achieving greater diversification. Such investments will be subject to limitations under the Investment Company Act of 1940 ("1940 Act") or the conditions of applicable exemptive orders, as applicable. Additionally, the practicality of Fund management requires liquidity. An average of about 5% of the Fund's assets may be invested in cash or cash equivalents including: securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (such as U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Treasury or supported by the right of the issuer to borrow from the U.S. government), repurchase agreements, certificates of deposit, time deposits, commercial paper and other high quality short-term debt securities.


TAMARACK VALUE FUND. The Fund invests, under normal circumstances, at least 90% of its net assets, plus borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. In addition, the Fund intends to hold a small percentage of cash or high quality, short-term debt obligations for reserves to cover redemptions and unanticipated expenses. With respect to market capitalization, the Fund seeks to have an overall average weighted market capitalization approximating that of the Russell 1000 Value Index. As of November 30, 2004, the dollar-weighted average market capitalization of the Russell 1000 Value Index was approximately $87.7 billion.


TAMARACK SMALL CAP INTERNATIONAL FUND. The Fund seeks long term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of smaller companies, particularly outside the U.S. The Fund will provide notice to shareholders at least 60 days prior to a change to this policy of investing at least 80% of its assets in smaller companies. Smaller companies are defined as those with a market capitalization of $1.5 billion or less at time of purchase. The Fund may invest in securities of companies offering shares in an initial public offering ("IPO"). The Fund invests primarily in equity securities (including common stocks, warrants and securities convertible into common stocks). In addition to direct ownership equities, the Fund may also purchase American Depositary Receipts ("ADRs"), which represent foreign securities traded on U.S. exchanges or in the over-the-counter market, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), in bearer form, which are designed for use in European and other securities markets. The Fund may also invest in securities that are not listed on an exchange. Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

In order to expedite settlement of portfolio transactions and to minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. The Fund will not engage in forward foreign currency exchange contracts for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result should the value of such currency increase.

The Fund does not intend to invest more than 25% of its total assets in any one particular country. The Fund may also invest up to 35% of its total assets in companies located in developing countries. A developing or emerging market country is generally considered to be a country that is in the initial stages of its industrialization cycle with a low per capita gross national product. Compared to investment in the United States and other developed countries, investing in the equity and fixed income markets of developing countries involves exposure to relatively unstable governments, economic structures that are generally less mature and based on only a few industries, and securities markets that trade a small number of securities. Prices on securities exchanges in developing countries tend to be more volatile than those in developed countries.

Investors should recognize that investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, it will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. Exchanges. In addition, it is expected that the expenses of custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the Fund's domestic securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the nonrecovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's portfolio.

The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

The Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transaction; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Sub-Advisor does not intend to cause the Fund to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

The Sub-Advisor believes that it is important to have flexibility to enter into these forward contracts when it determines that to do so is in the best interests of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second type of forward foreign currency exchange contracts. If the value of the securities segregated declines, additional cash or securities is added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation or depreciation on such forward exchange contracts will be approximately offset by the depreciation or appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Fund will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in its net assets on a daily basis, thereby providing an appropriate measure of its financial position and changes in financial position.


TAMARACK GOVERNMENT INCOME FUND. Tamarack Government Income Fund pursues its objective of relatively high current income consistent with relative stability of principal and safety by investing normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government Obligations (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) (see "U.S. Government Securities" and "Mortgage Related Securities"). These securities may also include zero coupon and pay-in-kind securities (see "Zero Coupon and Pay-in-Kind Securities"). In general, its investments will have an average maturity of 3 to 10 years, or in the case of mortgage-backed securities, an expected average life of 3 to 10 years.

To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); municipal obligations rated A or better by S&P or Moody's (or deemed of comparable quality by the Advisor); high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Advisor to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Bank Obligations," "Commercial Paper," "Corporate Debt Securities," "Bond Anticipation Notes, Municipal Bonds and Revenue Bonds,"

"Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes"). In addition, the Funds may enter into interest rate futures contracts and dollar roll transactions (see "Interest Rate Futures Contracts" and "Dollar Roll Transactions"). Furthermore, the Fund may enter into options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts," "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also invest in investment companies, REITs, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Companies," "Real Estate Investment Trusts," "Forward Commitments and When-Issued Securities" and "Loans of Portfolio Securities").


TAMARACK QUALITY FIXED INCOME FUND. Tamarack Quality Fixed Income Fund pursues its objective of current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or by its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations (see "U.S. Government Securities," "Mortgage Related Securities" and "Corporate Debt Securities"). These debt obligations may pay either fixed or variable rates of interest (see "Variable and Floating Rate Demand and Master Demand Notes").


The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, municipal obligations and money market instruments (see "Convertible Securities," "Foreign Securities" and "Bond Anticipation Notes, Municipal Bonds and Revenue Bonds"). The Fund may also invest in income-producing securities issued by REITs (see "Real Estate Investment Trusts"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio (see "Interest Rate Futures Contracts," "Option Writing and Purchasing" and "Options on Futures Contracts") and dollar roll transactions (see "Dollar Roll Transactions"). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 15 years.


At least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in securities that are investment grade - i.e., rated within the four highest categories by nationally recognized statistical rating organizations ("rating agencies") and of that at least 70% of the Fund's total assets will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Advisor. If the rating of a security held by the Fund is reduced, the Advisor is not required to sell the security but will do so if and when the Advisor believes the sale is in the best interests of the Fund. Up to 30% of the Fund's total assets may be invested in securities rated BBB by S&P or Baa by Moody's or lower (or, if unrated, deemed of comparable quality by the Advisor) at the time of purchase by the Fund, in preferred stocks, zero coupon obligations (see "Zero Coupon and Pay-in-Kind Securities") and in convertible securities provided that no more than 20% of the Fund's net assets is invested in preferred stocks and convertible securities. Up to 15% of the Fund's total assets may be invested in high-yield obligations and/or obligations of emerging market countries. The Fund may invest in defensive investments as described for Government Income Fund. The Fund may also invest in other investment companies; forward commitments and when-issued securities, municipal lease obligations, stand-by commitments; participation interests and third party puts (see "Investment Companies," "Forward Commitments and When-Issued Securities," "Forward Foreign Currency Exchange Contracts," "Municipal Lease Obligations," "Stand-by Commitments," "Participation Interests," and "Third Party Puts"). The Fund has authority to lend its portfolio securities (see "Loans of Portfolio Securities").

TAMARACK TAX-FREE INCOME FUND. The Fund will have substantially all of its assets invested in investment-grade municipal securities, the interest on which is deemed exempt from federal income tax (including the alternative minimum tax).

The Fund invests, under normal circumstances, at least 80% of it net assets, plus the amount of any borrowings for investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax and any alternative minimum tax, however, the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund may invest any remaining balance in taxable money market instruments on a temporary basis, if management believes this action would be in the best interest of shareholders. Included in this category are: obligations of the U.S., its agencies or instrumentalities; certificates of deposit; bankers' acceptances and other short-term debt obligations of U.S. banks with total assets of $1 billion or more; and commercial paper rated A-2 or better by Standard & Poor's Corp. ("S&P"), Prime-2 or better by Moody's Investors Services, Inc. ("Moody's") or F2 or better by Fitch Ratings ("Fitch"), or certain rights to acquire these securities. (See "Temporary Defensive Positions" below.)

The Fund reserves the right to deviate temporarily from this policy during extraordinary circumstances when, in the opinion of management, it is advisable to do so in the best interests of shareholders. At least 90% of the municipal bonds in the Fund will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa and A), or by S&P (AAA, AA, and A) or by Fitch (AAA, AA or A). Any municipal bond backed by the full faith and credit of the federal government shall be considered to have a rating of AAA. Investments in short-term municipal obligations and notes are limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the U.S.; or (2) are rated MIG-1, MIG-2 or MIG-3 by Moody's, SP-1, SP-2 or SP-3 by S&P or F1, F2 or F3 by Fitch; or (3) if the notes are not rated, then the issuer's long-term bond rating must be at least A as determined by Moody's, S&P or Fitch. Short-term notes are limited to those obligations rated A-1 or A-2 by S&P, F1 or F2 by Fitch, or Prime-1 or Prime-2 by Moody's or their equivalents as determined by the Fund's Board of Trustees. With respect to short-term notes which are not rated, the issuer's long-term bond rating must be at least A by S&P, Moody's or Fitch.

Should the rating organizations used by the Fund cease to exist or change their systems, the Fund will attempt to use other comparable ratings as standards for its investments in municipal securities in accordance with its investment policies.

Municipal securities include bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States of America and the District of Columbia including their political subdivisions or their duly constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax. Municipal securities also include industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.

Municipal securities are issued to obtain proceeds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, waterworks and sewer systems. Municipal securities also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions and facilities or for general operating expenses.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source or not-for-profit organizations.

The Tax-Free Income Fund may invest in industrial development bonds, the interest from which is exempt from federal income tax. Under certain circumstances, "substantial users" of the facilities financed with such obligations or persons related to "substantial users" of the facilities financed with such obligations may be required to pay federal income tax on this otherwise exempted interest. Such persons should consult the Internal Revenue Code and their financial advisor to determine whether or not the Tax-Free Income Fund is an appropriate investment for them.

There are a variety of hybrid and special types of municipal obligations, as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications of general obligation and revenue.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Also included in this category are Construction Loan Notes, Short-Term Discount Notes and Project Notes issued by a state or local housing agency but secured by the full faith and credit of the United States.

The Fund's investments in municipal obligations may also include zero coupon and pay-in-kind securities, variable and floating rate demand and master demand notes, and when-issued securities (see "Zero Coupon and Pay-in-Kind Securities," "Variable and Floating Rate Demand and Master Demand Notes" and "Forward Commitments and When-Issued Securities").

Yields on municipal securities depend on a variety of factors, such as the size of a particular offering, the maturity and the rating of the obligation, economic and monetary conditions, and conditions of the municipal securities market, including the volume of municipal securities available.

Market values of municipal securities will vary according to the relation of their yields available. Consequently, the net asset value of the Fund and its shares can be expected to change as the level of interest rates fluctuates.

Municipal obligations, like all other debt obligations, carry a risk of default. Through careful selection and supervision, and concentration in the higher-quality investment grade issues, the Tax-Free Income Fund's management intends to reduce this risk. Prices of outstanding municipal securities will fluctuate with changes in the interest rates on new issues. Thus, the price of the Fund's shares will tend to increase as the rates on new issues decline, and decrease whenever the current rate is rising. Management will seek to minimize such share price fluctuation to the extent this can be achieved without detracting from the Fund's primary objective of the highest quality and maturity characteristics of the Fund.

Municipal securities are not traded as actively as other securities. Even though municipal securities will be redeemed at face value upon maturity, from time to time, when there has been no active trading in a particular Fund holding, its interim pricing for the purpose of the daily valuation of the Fund shares may have to be based on other sources of information and methods deemed fair and reasonable by the Fund's Board of Trustees. One principal method that is commonly used by Funds and other investors who own municipal securities is called matrix pricing, a pricing methodology that groups similarly structured securities and applies the same relative price movements to the group.

In determining to invest in a particular municipal obligation, the Advisor will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Advisor will not make an independent investigation of the basis for any such opinion.

From time to time, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal was enacted, the availability of municipal securities for investment by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of the shareholders.

MONEY MARKET FUNDS (Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund)

RULE 2A-7 STANDARDS. Each Tamarack Money Market Fund is managed in accordance with Rule 2a-7 ("Rule 2a-7") under the 1940 Act, which imposes strict portfolio quality, maturity and diversification standards on money market funds. Tamarack Funds Trust's Board of Trustees has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees the day-to-day determinations by Voyageur Asset Management Inc., each Fund's investment advisor (the "Advisor"), that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed in accordance with standards that are more strict than those required by Rule 2a-7.

Each Fund may invest exclusively in U.S. dollar-denominated investments that present minimal credit risk and are within Rule 2a-7's definition of "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or if only one NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poors Corporation ("S&P") and/or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's")). Prime Fund, Institutional Prime Fund and Government Fund invest exclusively in Eligible Securities with two NRSRO ratings, and Tax-Free Fund and Institutional Tax Free Fund invest only in Eligible Securities that have at least one NRSRO rating. The

Funds currently do not invest in unrated securities.

Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. Government Fund voluntarily maintains a shorter dollar-weighted average portfolio maturity of 60 days or less.

Immediately after the purchase of any investment by a Fund in a security (other than a U.S. Government security or a security that is subject to a "guarantee"), the Fund may not have invested more than 5% of its total assets in securities issued by the issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee, then with respect to 75% of the Fund's total assets, not more than 10% of the Fund's total assets may be invested in securities either issued or guaranteed by the guarantor.

In addition, Rule 2a-7 imposes strict limits on Prime Fund, Institutional Prime Fund and Government Fund by limiting investments in "Second Tier Securities." Rule 2a-7 generally requires that at least 95% of each such Fund's investments must be in "First Tier Securities." The Funds currently invest exclusively in First Tier Securities. "First Tier Securities" are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated the security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P and/or Prime-1 by Moody's), or unrated securities that are deemed to be of comparable quality. Second Tier Securities are defined as Eligible Securities that do not qualify as First Tier Securities.

The types of obligations that the Money Market Funds (other than the Government Money Market Fund) may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also invest in municipal bonds and participation interests in municipal bonds, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

Securities purchased by the Money Market Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds when issued or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit a Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Although Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest more than 25% of their net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, they do not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund has been introduced in Congress; other legislation of this type also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund's portfolios. Upon the effectiveness of any legislation that materially affects Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund's ability to achieve their investment objectives, the Board of Trustees will reevaluate the Funds' investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND. Prime Money Market Fund and Institutional Prime Money Market Fund invest in high quality, U.S. dollar denominated money market instruments, including but not limited to Government Obligations (described further below under "DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES -- U.S. GOVERNMENT SECURITIES (ALL FUNDS)"); high-grade corporate debt obligations; obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers' acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations; certain U.S. dollar denominated commercial paper and other short-term obligations issued by foreign entities; and certain taxable municipal securities; and other money market funds.

U.S. GOVERNMENT MONEY MARKET FUND. U.S. Government Money Market Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its assets must be invested in U.S. Government Securities (described further below under "DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES -- U.S. GOVERNMENT SECURITIES (ALL FUNDS)") and in repurchase agreements fully collateralized by U.S. Government Securities. However, under normal market conditions, the Advisor will attempt to keep substantially all of the Fund's assets invested in these instruments. U.S. Government Money Market Fund may also invest in other money market funds. U.S. Government Money Market Fund has also adopted a policy to provide shareholders with at least 60 days' notice in the event of a planned change in this investment policy. Any such notice will meet the requirements of Rule 35d-1(c) of the 1940 Act.

TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests in these debt obligations, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation. As a matter of fundamental policy, under normal market conditions, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund must invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in these tax-exempt securities. However, under normal market conditions, the Advisor will attempt to keep substantially all of each Fund's assets invested in tax-exempt securities. This policy cannot be changed for a Fund without the approval of that Fund's shareholders.

The types of obligations that these Funds may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Fund and Institutional Tax-Free Fund may also invest in municipal bonds and participation interests in municipal bonds, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities. These obligations are described in more detail below under "DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES -- BOND ANTICIPATION NOTES, MUNICIPAL BONDS AND REVENUE BONDS." Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also invest in other money market funds.

Securities purchased by these Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

            DESCRIPTION OF OTHER SECURITIES AND INVESTMENT PRACTICES

CASH MANAGEMENT (ALL FUNDS EXCEPT MONEY MARKET FUNDS). The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a

Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Funds will apply the following criteria to their investments:

     (1) Certificates of deposit, bankers' acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (2) Commercial paper will be limited to companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R);

     (3) The Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody's or AA or higher by S&P(R); and,

     (4) The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Funds' net asset value.

TEMPORARY DEFENSIVE POSITIONS

The Funds may invest without limit in debt instruments for temporary defensive purposes when the Advisor has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Bank Obligations," "Commercial Paper," "Corporate Debt Securities," "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes".) The Large Cap, Mid Cap and Small Cap Growth Funds' defensive investments may include instruments rated in the top three rating categories, but up to 15% of each Equity Fund's assets may be invested in securities rated BBB or Baa by S&P or Moody's. These instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


In addition, the Small-Cap International Fund may invest in fewer than three developed countries as a temporary defensive measure. The Equity Funds may invest in equity securities which in the Advisor's opinion are more conservative than the types of securities that the Funds typically invest in. Each of the Fixed Income Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor for temporary defensive purposes.


During such periods when the Funds are not investing according to their principal investment strategies, the Funds may not achieve their investment objectives.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Obligations"). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds. U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Treasury.


U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the U.S. Treasury, such as mortgage-backed certificates issued by the Government National Mortgage Association. Others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Other Government Obligations, such as obligations of the Federal National Mortgage Association, Federal Home Loan Mortgage Corp., Tennessee Valley Authority and Student Loan Marketing Association, are backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still other Government Obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund's shares.

BANK OBLIGATIONS (ALL FUNDS EXCEPT MONEY MARKET FUNDS). These obligations include negotiable certificates of deposit, bank notes and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. Certificates of deposit and bank notes are short-term, interest-bearing negotiable certificates issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

BANK AND SAVINGS AND LOAN OBLIGATIONS (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Investments in obligations of banks and savings and loans are limited to (a) certificates of deposit and bank notes issued by banks with assets in excess of $500,000,000 or branches of these banks; (b) certificates of deposit, bank notes or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers' acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Money Market Fund and Institutional Prime Money Market Fund may have on deposit at any one bank or savings and loan. Bankers' acceptances and letters of credit are not insured. Deposit obligations of foreign banks or domestic branches of foreign banks also are not covered by FDIC insurance; in addition, these investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as political and economic developments and the possible imposition of governmental restrictions. Prime Money Market Fund and Institutional Prime Money Market Fund may invest in bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as "Prime-1" by Moody's, "A-1" by S&P or F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations (including special purpose corporations) and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Money Market Funds will enter into repurchase agreements only with primary dealers that report to the Federal reserve Bank of New York or with the 100 largest U.S. commercial banks (as measured by domestic deposits). Additionally, each Money Market Fund intends to follow the collateral custody protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As a non-fundamental policy, no Money Market Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments. The other Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

MONEY MARKET FUND ILLIQUID INVESTMENTS; LIQUIDITY GUIDELINES (MONEY MARKET FUNDS). Each Money Market Fund is permitted to invest up to 10% of its assets in all forms of "illiquid" investments and may invest without limitation in "restricted" securities, including unregistered commercial paper, which the Advisor, pursuant to liquidity standards established by the Board of Trustees, has determined are liquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities generally have been considered illiquid by the staff of the SEC, since the securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, and certain types of commercial paper). Additionally, the Advisor believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Money Market Fund may invest without limitation in these forms of restricted securities if the securities are deemed by the Advisor to be liquid in accordance with liquidity guidelines established by the Board of Trustees. Under these guidelines, the Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or obligor or by drawing on a bank letter of credit or comparable guarantee issued with respect to the obligations. The issuer of an obligation of this type may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable or floating rate demand municipal obligations in which Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The terms of these obligations must provide that interest rates are adjustable at intervals ranging from daily up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the obligations. These obligations are subject to the quality characteristics for municipal obligations outlined above and described in the prospectus. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may invest without limitation in obligations of this type.

The principal and accrued interest payable to the Funds on demand will be supported by a letter of credit, a standby commitment or comparable guarantee of a financial institution (generally a commercial bank or insurance company) whose short-term taxable debt meets the quality criteria for investment by the Funds in municipal obligations, except in cases where the security itself meets the credit criteria of the Funds without a letter of credit or comparable guarantee. So although the underlying variable or floating rate demand obligation may not meet the particular Fund's rating criteria, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund in these cases will have at all times an alternate credit source to draw upon for payment with respect to the security.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also purchase participation interests in variable or floating rate obligations. These participation interests will have, as part of the participation agreement between the Funds and the selling financial institution, a demand feature that permits the Funds to demand payment from the seller of the principal amount of the Funds' participation plus accrued interest. This demand feature will always be supported by a letter of credit or comparable guarantee provided by the selling financial institution. The financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which the Funds have a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will purchase participation interests only when the yield to the Funds, net of fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, the Advisor currently expects that Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will exercise their right to demand payment of principal and accrued interest on an obligation of this type if it no longer meets the Funds' quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

Obligations purchased on a when-issued basis or held in the Funds' portfolios are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, if to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share. However, each of Tax-Free Fund and Institutional Tax-Free Fund do not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a when-issued basis.

When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds' investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

     o "SPDRS" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     o "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     o "ISHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     o "HOLDRS" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.


OPTION WRITING AND PURCHASING (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, SMALL CAP INTERNATIONAL FUND, GOVERNMENT INCOME FUND AND QUALITY FIXED INCOME FUND). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.


A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Advisor and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

RISKS OF OPTIONS TRANSACTIONS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, SMALL CAP INTERNATIONAL FUND, GOVERNMENT INCOME FUND AND QUALITY FIXED INCOME FUND). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

FUTURES CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, SMALL CAP INTERNATIONAL FUND, GOVERNMENT INCOME FUND AND QUALITY FIXED INCOME FUND). The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate, index, and may purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

OPTIONS ON FUTURES CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, SMALL CAP INTERNATIONAL FUND, GOVERNMENT INCOME FUND AND QUALITY FIXED INCOME FUND). The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.


A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.


RISKS OF FUTURES AND RELATED OPTIONS INVESTMENTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, SMALL CAP INTERNATIONAL FUND, GOVERNMENT INCOME FUND AND QUALITY FIXED INCOME FUND). There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Advisor's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.


There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that effect has been added to the Prospectus.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Pursuant to claims for exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be a "commodity pool" and the Advisor is not deemed to be a "commodity pool operator" under the Commodity Exchange Act and the Funds and the Advisor are not subject to registration or regulation as such under the Commodity Exchange Act.

The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and also, for Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack Small Cap Growth Fund, on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate. Transactions for foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.


REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT TAX-FREE INCOME FUND). All Funds except Tax-Free Income Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.


CONVERTIBLE SECURITIES (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, SMALL CAP INTERNATIONAL FUND AND QUALITY FIXED INCOME FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

FOREIGN SECURITIES (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND, SMALL CAP INTERNATIONAL FUND AND QUALITY FIXED INCOME FUND). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

For the Tamarack Small Cap International Fund, investing in emerging or developing markets carries potential risks not associated with investing in developed markets, including exposure to less diversified and mature economies and less stable political systems. Securities of issuers in emerging or developing markets are particularly subject to a risk of default from political instability. Potential risks also include currency transfer restrictions, delays and disruptions in securities settlement, and higher volatility than found in developed markets.

Through the Funds' flexible policies, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments.

SHORT SALES AGAINST THE BOX (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND AND SMALL CAP INTERNATIONAL FUND). Each Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Advisor to be creditworthy. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND AND SMALL CAP INTERNATIONAL FUND). Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND AND SMALL CAP INTERNATIONAL FUND). The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

RISK OF FOREIGN CURRENCY OPTIONS (LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, ENTERPRISE FUND, ENTERPRISE SMALL CAP FUND, MICROCAP VALUE FUND, VALUE FUND AND SMALL CAP INTERNATIONAL FUND). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.


MORTGAGE-RELATED SECURITIES (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to in investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions."

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.


OTHER ASSET-BACKED SECURITIES (QUALITY FIXED INCOME FUND, TAX-FREE INCOME FUND, PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Other asset-backed securities

(unrelated to mortgage loans) are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies and with applicable law and regulations.


ZERO COUPON AND PAY-IN-KIND SECURITIES (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

INTEREST RATE FUTURES CONTRACTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.


Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Advisor anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Advisor expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.


DOLLAR ROLL TRANSACTIONS (GOVERNMENT INCOME FUND AND QUALITY FIXED INCOME FUND). Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

MUNICIPAL LEASE OBLIGATIONS (QUALITY FIXED INCOME FUND, TAX-FREE INCOME FUND, TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). These Funds may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. A Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Advisor, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Board of Trustees will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Advisor will evaluate the credit quality and, pursuant to guidelines adopted by the Trustees, the liquidity of the security. In making its evaluation, the Advisor will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets (10% for Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund). The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. For Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, municipal lease obligations will be treated as illiquid unless they are determined to be liquid pursuant to the Fund's liquidity guidelines.

STAND-BY COMMITMENTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). A Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." A Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

The Funds expect that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

There is no assurance that stand-by commitments will be available to the Funds nor do the Funds assume that such commitments would continue to be available under all market conditions.

STAND-BY COMMITMENTS (TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). Consistent with the requirements of Rule 2a-7, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund may also acquire "stand-by commitments" with respect to obligations held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase, at the Funds' option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by the Funds with respect to particular obligations held in its portfolio.

The amount payable to Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund upon its exercise of a "stand-by commitment" will normally be (a) the Fund's acquisition cost of the obligation (excluding any accrued interest that the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the obligation; plus (b) all interest accrued on the obligations since the last interest payment date during the period the obligation is owned by the Fund. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund only during the 60 day period before the maturity of the obligation. Absent unusual circumstances, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by commitment" is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by a Fund, although it may sell the underlying obligation to a third party at any time.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for obligations that are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio may not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the Advisor, present minimum credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a stand-by commitment could have an adverse impact on the liquidity of Tax-Free

Money Market Fund or Institutional Tax-Free Money Market Fund during periods of rising interest rates.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund intend to acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments will be valued at zero in determining net asset value. Where Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments will not affect the average weighted maturity of Tax-Free Money Market Fund or Institutional Tax-Free Money Market Fund's portfolio.


PARTICIPATION INTERESTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND, TAX-FREE INCOME FUND, TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Advisor has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Advisor that interest earned by the Fund on municipal obligations on which it holds participation interests is exempt from federal income tax.

THIRD PARTY PUTS (GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.


These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

COMMERCIAL PAPER AND OTHER CORPORATE, BANK AND OTHER DEBT OBLIGATIONS (PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND). Prime Money Market Fund and Institutional Prime Money Market Fund currently are permitted to purchase commercial paper and other corporate and bank debt obligations only if the issuer has received the highest short-term rating from at least two NRSROs (such as "Prime-1" by Moody's, "A-1" by S&P and F1 by Fitch) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations issued by domestic branches of foreign depository institutions, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. Obligations of foreign branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

Prime Money Market Fund and Institutional Prime Money Market Fund may also invest in obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, "taxable municipal securities"). Certain taxable municipal securities are not "general obligations" (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities.

Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the other securities in which Prime Money Market Fund and Institutional Prime Money Market Fund are permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by a Fund.


BOND ANTICIPATION NOTES, MUNICIPAL BONDS AND REVENUE BONDS (TAX-FREE MONEY MARKET FUND, INSTITUTIONAL TAX-FREE MONEY MARKET FUND, GOVERNMENT INCOME FUND, QUALITY FIXED INCOME FUND AND TAX-FREE INCOME FUND).


Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit Tax-Free Fund and Institutional Tax-Free Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

Although Tax-Free Fund and Institutional Tax-Free Fund may invest more than 25% of their net assets in (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, they do not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the prospectuses and this Statement of Additional Information with respect to Tax-Free Fund and Institutional Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Fund and Institutional Tax-Free Fund has been introduced in Congress; other legislation of this type also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Fund and Institutional Tax-Free Fund's portfolios. Upon the effectiveness of any legislation that materially affects Tax-Free Fund and Institutional Tax-Free Fund's ability to achieve their investment objectives, the Board of Directors of Great Hall will reevaluate the Funds' investment objectives and submit to its shareholders for approval necessary changes in their objectives and policies.

ILLIQUID AND RESTRICTED SECURITIES (ALL FUNDS). The Funds may invest in Illiquid and restricted securities. However, each Fund will not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds.

Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as a Fund determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

     (1) Each Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

     (2) Each Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

     (3) Each Fund will not issue any class of senior securities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

     (4) Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

     (5) Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

     (6) Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

     (7) Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that (i) with respect to Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, this restriction will not apply to municipal obligations; (ii) with respect to Prime Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, this restriction will not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; (iii) with respect to Tax-Free Income Fund, this restriction will prevent the Fund from concentrating in industrial building revenue bonds issued to financial facilities for non-governmental issuers in any one industry, but this restriction does not apply to other municipal obligations; and (iv) this restriction will not apply to a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to Prime Money Market Fund and Institutional Prime Money Market Fund, if the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test.

     (8) Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

SUPPLEMENTAL (NON-FUNDAMENTAL) CLARIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS


For purposes of investment policy number 1, Quality Fixed Income Fund considers a municipal obligation to be issued by the government entity (or entities) whose assets and revenues back the municipal obligation. For a municipal obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment policy number 7. Policy number 7, above, will prevent Tax-Free Income Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free municipal obligations. For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of investment restriction number 7, the Funds' concentration policy shall not apply to tax-exempt municipal obligations. For purposes of investment restriction number 7, the Funds that are permitted to invest in participation interests consider both the selling bank and the issuer of the municipal obligation to be an issuer of the participation interest. For purposes of investment restriction number 8, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.


For fundamental policy number 1, above, with respect to Tamarack Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund, for purposes of determining whether a proposed purchase would result in the Fund investing 5% or more of that portion of its total assets which is subject to the diversification test in the securities of a particular issuer, which 5% requirement is a component of current requirements for diversified funds, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers.

For fundamental policy number 7, with respect to Tamarack Tax-Free Money Market Fund, Tamarack Institutional Tax-Free Money Market Fund and Tamarack Tax-Free Income Fund, "municipal obligations" means tax-free municipal obligations.

ADDITIONAL FUNDAMENTAL POLICIES APPLICABLE TO CERTAIN FUNDS


Tamarack Tax-Free Income Fund also has adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets (measured at the time of investment), plus the amount of any borrowings for investment purposes, in a portfolio of municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities and the interest they pay is expected to be exempt from federal income tax and any alternative minimum tax.

Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests in these debt obligations, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation. As a matter of fundamental policy, under normal market conditions, Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund must invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in these tax-exempt securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Certain Funds also are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.


TAMARACK LARGE CAP GROWTH FUND, TAMARACK QUALITY FIXED INCOME FUND, TAMARACK MID CAP GROWTH FUND, TAMARACK SMALL CAP GROWTH FUND AND TAMARACK GOVERNMENT INCOME FUND

Each of Tamarack Large Cap Growth Fund, Tamarack Quality Fixed Income Fund, Tamarack Mid Cap Growth Fund, Tamarack Small Cap Growth Fund and Tamarack Government Income Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).


Tamarack Large Cap Growth Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of large U.S. companies each having $5 billion or more in market capitalization at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Mid Cap Growth Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard & Poor's Mid Cap 400 Composite Stock Price Index at the time of purchase by the Fund. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Small Cap Growth Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Government Income Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of U.S. Government obligations (those that are issued by the U.S. Government or its agencies or instrumentalities). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Tamarack Quality Fixed Income Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of U.S. Government obligations (those that are issued by the U.S. Government or its agencies or instrumentalities) and investment grade corporate debt obligations as well as other investment grade fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


TAMARACK PRIME MONEY MARKET FUND, TAMARACK U.S. GOVERNMENT MONEY MARKET FUND AND TAMARACK TAX-FREE MONEY MARKET FUND

Each of Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund and Tamarack Tax-Free Money Market Fund may not:

1. pledge, mortgage or hypothecate its assets, except that to secure borrowing permitted by fundamental investment restriction number (2) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

2. invest in companies for the purpose of exercising control or management of another company;

3. write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Money Market Fund may acquire rights to resell obligations (as set forth above under "Variable and Floating Rate Demand Municipal Obligations" and "Stand-By
     Commitments-Tax-Free Money Market Fund, Tax-Free Institutional Money Market Fund.");

4. sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

5. invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. "Investment companies" refers only to companies registered as investment companies under the 1940 Act;

6. purchase common stocks, preferred stocks, warrants or other equity securities; or

7. invest more than 10% of its assets in all forms of illiquid securities, as set forth in this SAI under "Investment Policies - Money Market Fund Illiquid Investments; Liquidity Guidelines."

TAMARACK U.S. GOVERNMENT MONEY MARKET FUND. U.S. Government Money Market Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, must be invested in U.S. Government Securities (defined above.) and in repurchase agreements secured by them. However, under normal market conditions, the Advisor will attempt to keep substantially all of the Fund's assets invested in these instruments. U.S. Government Money Market Fund has also adopted a policy to provide shareholders with at least 60 days' notice in the event of a planned change in this investment policy. Any such notice to shareholders will meet the requirements of Rule 35d-1(c) of the 1940 Act.

TAMARACK TAX-FREE MONEY MARKET FUND AND TAMARACK INSTITUTIONAL TAX-FREE MONEY MARKET FUND. Each Fund has adopted a non-fundamental investment policy/restriction to not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that each Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

TAMARACK INSTITUTIONAL PRIME MONEY MARKET FUND AND TAMARACK INSTITUTIONAL TAX-FREE MONEY MARKET FUND. Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund may not:

1.   invest in companies for the purpose of exercising control or management;

2. invest in securities issued by other investment companies in excess of limits imposed by applicable law;

3. invest more than 10% of its net assets in illiquid investments including but not limited to repurchase agreements maturing in more than seven days;

4. pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings; or

5. sell securities short or purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

TAMARACK SMALL CAP INTERNATIONAL FUND. Tamarack Small Cap International Fund may not:

1. operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such fund of funds. The Fund is permitted, however, to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction;

2. invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. borrow for the purpose of leveraging its investments. In this regard, the Fund will not purchase securities when borrowings exceed 5% of its total assets.

Tamarack Small Cap International Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of stocks of smaller companies, particularly outside the U.S. Smaller companies are defined as those with market capitalizations (share price multiplied by outstanding shares) less than $1.5 billion at time of initial purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

TAMARACK ENTERPRISE FUND, TAMARACK ENTERPRISE SMALL CAP FUND, TAMARACK VALUE FUND, TAMARACK TAX-FREE INCOME FUND AND TAMARACK MICROCAP VALUE FUND. Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund and Tamarack Microcap Value Fund will not:

1.   invest in companies for the purpose of exercising control of management;

2. purchase shares of other investment companies except in the open market at ordinary broker's commission, but not in excess of 5% of the Fund's assets, or pursuant to a plan of merger or consolidation;

3.   purchase securities on margin or sell securities short;

4. invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years' continuous operations nor invest more than 25% of the Fund's assets in any one industry;

5. purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities own in the aggregate more than 5% of the outstanding securities of such company;

6. make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

7. enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time;

8.   make itself or its assets liable for the indebtedness of others; or

9.   invest in securities which are assessable or involve unlimited liability.

TAMARACK VALUE FUND.  Tamarack Value Fund will not:

1.   invest in companies for the purpose of exercising control of management;

2. purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

3.   purchase securities on margin or sell securities short;

4. invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years' continuous operations;

5. purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities own in the aggregate more than 5% of the outstanding securities of such company;

6. make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

7. enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time;

8.   make itself or its assets liable for the indebtedness of others; or

9.   invest in securities which are assessable or involve unlimited liability.

TAMARACK TAX-FREE INCOME FUND.  Tamarack Tax-Free Income Fund will not:

1.   invest in companies for the purpose of exercising control;

2. invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

3.   purchase securities on margin or sell short;

4. invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities;

5. purchase or retain securities of an issuer if to the knowledge of the Fund's management those directors of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

6. mortgage, pledge or hypothecate the assets of the Fund to an extent greater than 10% of the value of the net assets of the Fund;

7.   invest in put, call, straddle or special options;

8.   invest in equity securities or securities convertible into equities; or

9. purchase more than 10% of the outstanding publicly issued debt obligations of any issuer.

TAMARACK ENTERPRISE SMALL CAP FUND. Tamarack Enterprise Small Cap Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of common stocks of small, faster-growing companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

TAMARACK MICROCAP VALUE FUND. Tamarack Microcap Value Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of microcap value stocks. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in its policy of investing at least 80% of its assets in microcap stocks. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES

Neither the Funds nor the entities that provide services to them (the "Fund Complex") will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Advisor at its cost, subject to a minimum charge of $5 per account, per year requested.

Each statement and transaction confirmation will request that you inform the Fund in writing of any questions about the information presented. If you do not notify the Fund in writing of any questions within the specified time period, the Funds will consider you to have approved the information in the statement.

Normally, the shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account. A charge of $25.00 will be made for any certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Funds have determined that unconditional payment for the shares represented by the certificate has been received by its custodian. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Funds' management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Funds' special investment programs.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, except when a responsible person has indemnified the Funds against losses resulting from the failure of investors to make payment. In the event that the Funds sustain a loss as the result of failure by a purchaser to make payment, the Funds' underwriter will cover the loss. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

SALES (REDEMPTIONS)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

The Funds will transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a proper redemption request has been received usually no later than the third business day after it is received. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. The Telephone/Fund Web Site Redemption Service may only be used for non certificated shares held in an open account. The Funds reserve the right to refuse a telephone or fund web site redemption request. At our option, the Funds may pay such redemption by wire or check. The Funds may reduce or waive the $10 charge for wiring redemption proceeds in connection with certain accounts. To participate in the Systematic Redemption Plan, your dividends and capital gains distributions must be reinvested in additional shares of the Funds.

The Prime Money Market Fund may accept drafts (checks) on the form provided by the Fund without the necessity of an accompanying guarantee of signature, and drawn on the registered shareholder account, to redeem sufficient shares in the registered shareholder account and to deposit the proceeds in a special account at the custodian for transmission through the commercial banking system to the credit of the draft payee. The drafts must be in at least the amount of $500 with a maximum of $100,000 total per day in drafts, and may be drawn only against shares held in open account (no certificate outstanding). The Funds and the Advisor may refuse to honor drafts where there are insufficient open account shares in the registered account, or where shares to be redeemed which were purchased by check have been held for less than 15 days, and to the specific conditions relating to this privilege as well as the general conditions set out above.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action, if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.


As disclosed in the prospectuses for the Tamarack Equity Funds and Tamarack Fixed Income Funds, a 2.00% fee is imposed on redemptions or exchanges of shares of the Tamarack Funds (other than the Tamarack Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed on: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); and (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program. The redemption fee may also not be imposed, at Fund management's discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment adviser's asset allocation program (not at the direction of the investment adviser's client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. In other words, shares of the Tamarack Equity Funds and Tamarack Fixed Income Funds that are held for 30 days or less generally are redeemable at a price equal to 98% of the then current net asset value per share and this 2% discount, which is referred to in the prospectuses and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption.


The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

SHARES


Each of the classes of shares of the Funds is sold on a continuous basis by the particular Fund's Distributor, and each Distributor has agreed to use appropriate efforts to solicit all purchase orders. Each of the Money Market Funds offers only one class of shares (for Prime, U.S. Government and Tax-Free, this single class may be referred to as "Investor Class," or without a class-specific designation). The Equity Funds and Fixed Income Funds offer the following classes of shares: Class A Shares, Class C Shares, Class R Shares and Class S Shares. Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Enterprise Fund, Enterprise Small Cap Fund, Government Income Fund and Quality Fixed Income Fund also offer Class I Shares.


Class A Shares  --   All Equity Funds and Fixed Income Funds

Class C Shares  --   All Equity Funds and Fixed Income Funds

Class I Shares --    Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth
                     Fund, Tamarack Small Cap Growth Fund, Tamarack Enterprise
                     Fund, Tamarack Enterprise Small Cap Fund,

                     Tamarack Government Income Fund and Tamarack Quality Fixed Income Fund. Class I Shares of Tamarack Government Income Fund and Tamarack Quality Fixed Income Fund are not offered to new investors. Class I Shares of Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack Small Cap Growth Fund are offered to institutions or individuals (there is a $250,000 minimum requirement for initial investment) or benefit plans having minimum plan assets of $6,000,000 (there is no minimum requirement for initial investment for participants of these qualified retirement plans).


Class R Shares --    All Equity Funds and Fixed Income Funds. Class R Shares are
                     available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds.
                     These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

Class S Shares --    All Equity Funds and Fixed Income Funds, provided that
                     Class S Shares are available only to (1) persons who were shareholders of Babson Enterprise Fund, Babson Enterprise
                     Fund II, Babson Value Fund, Shadow Stock Fund, Babson
                     Tax-Free Income Fund and J&B Small-Cap International Fund who originally acquired their Tamarack Fund shares in the reorganization of April 16, 2004, and (2) shareholders who originally acquired shares of Tamarack Large Cap Growth
                     Fund or Tamarack Quality Fixed Income Fund upon the reorganization of the following funds, effective April 16, 2004: David L. Babson Growth Fund, Inc., D. L. Babson Bond
                     Trust-- Portfolio S and D. L. Babson Bond Trust--
                     Portfolio L.

CLASS I SHARES AND CLASS S SHARES

Except with respect to Class I Shares of Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack Small Cap Growth Fund, the offerings of Class I Shares and Class S Shares are closed to new investors. Existing Class I and Class S shareholders of those Funds for which Class I and Class S Shares are closed to new investors may continue to reinvest dividends and distributions in additional Class I Shares or Class S Shares, as applicable. Class I and Class S shareholders may exchange their Class I Shares or Class S Shares of a Fund for Class I Shares or Class S Shares, as applicable, of another Fund. The public offering price of Class I Shares and Class S Shares of each Fund is their net asset value per share. Class S shareholders may make additional purchases, exchanges and redemptions of Class S Shares via the Funds' website.

                             EXCHANGE OF FUND SHARES

As described in the Prospectus, the Funds offer convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the Prime Money Market Fund, the Share Class must be the same in the two Funds involved in the exchange. Shares exchanged within 30 days of purchase will be subject to a redemption fee of 2% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

You must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur.

The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days notice to shareholders.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds and the conduct of the Trust's business. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance.

The age, address and principal occupations for the past five years of each Trustee and executive officer of the Trust are listed below. Each Trustee and officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement. No Trustee serves as a director or trustee of another mutual fund.

                                                                                         NUMBER OF
                                 POSITION, TERM OF                                     PORTFOLIOS IN           OTHER
                                 OFFICE AND LENGTH                                     FUND COMPLEX       DIRECTOR/TRUSTEE
                                  OF TIME SERVED        PRINCIPAL OCCUPATION(S)        OVERSEEN BY       POSITIONS HELD BY
   NAME, AGE AND ADDRESS(1)       WITH THE TRUST          DURING PAST 5 YEARS             TRUSTEE             TRUSTEE
   ------------------------       --------------          -------------------             -------             -------
INDEPENDENT TRUSTEES
--------------------
T. Geron Bell (63)              Indefinite           President of Twins Sports,             16             None
                                (Trustee since       Inc. (parent company of the
                                January 2004)        Minnesota Twins) since
                                                     November 2002;
                                                     prior thereto President of
                                                     the Minnesota Twins Baseball
                                                     Club Incorporated since 1987.

Lucy Hancock Bode (53)          Indefinite           Healthcare consultant                  16             None
2518 White Oak Road             (Trustee since       (self-employed).
Raleigh, NC 27609               January 2004)

Leslie H. Garner Jr. (54)       Indefinite           President, Cornell College.            16             None
                                (Trustee since
                                January 2004)

Ronald James (54)               Indefinite           President and Chief Executive          16             Best Buy Co.,
                                (Trustee since       Officer, Center for Ethical                           Inc.; Bremer
                                January 2004)        Business Cultures since 2000;                         Financial
                                                     President and Chief Executive                         Corporation
                                                     Officer of the Human
                                                     Resources Group, a division
                                                     of Ceridian Corporation,
                                                     1996-1998.  Ceridian
                                                     Corporation is an information
                                                     services company specializing
                                                     in human resources
                                                     outsourcing solutions.

John A. MacDonald (56)          Indefinite           Chief Investment Officer,              16                   None
P.O.  Box 419580                (Trustee since       Hall Family Foundation.
Mail Drop 323                   January 2004)
Kansas City, Missouri 64141

H. David Rybolt (62)            Indefinite           Consultant, HDR Associates             16                   None
                                (Trustee since       (management consulting).
                                January 2004)

                                                                                         NUMBER OF
                                 POSITION, TERM OF                                     PORTFOLIOS IN           OTHER
                                 OFFICE AND LENGTH                                     FUND COMPLEX       DIRECTOR/TRUSTEE
                                  OF TIME SERVED        PRINCIPAL OCCUPATION(S)        OVERSEEN BY       POSITIONS HELD BY
   NAME, AGE AND ADDRESS(1)       WITH THE TRUST          DURING PAST 5 YEARS             TRUSTEE             TRUSTEE
   ------------------------       --------------          -------------------             -------             -------
INDEPENDENT TRUSTEES
--------------------
James R. Seward (52)            Indefinite           Private investor, 2000 to              16             Syntroleum
                                (Trustee since       present; Financial                                    Corp., Lab One,
                                January 2004)        Consultant, Seward & Company,                         Inc., and
                                                     LLC, 1998-2000; CFA.                                  Concorde Career
                                                                                                           Colleges

Jay H. Wein (72)                Indefinite           Private investor, 1989 to              16                   None
5305 Elmridge Circle            (Trustee since       present.
Excelsior, Minnesota 55331      January 2004)


         INTERESTED TRUSTEE
         ------------------
Michael T. Lee (41)             Indefinite           President, Voyageur Asset
                                (Trustee since       Management, 2004 to present;
                                January 2004)        Chief Operating Officer and            16                   None
                                                     Senior Vice President,
                                                     Voyageur Asset Management,
                                                     2003-2004; Senior Portfolio
                                                     Manager, Voyageur Asset
                                                     Management, 2000 to present;
                                                     Vice President, Senior
                                                     Research Analyst and Equity
                                                     Portfolio Manager,
                                                     Voyageur Asset Management,
                                                     1999-2003.


(1) Unless otherwise specified, the address of each Trustee is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

         EXECUTIVE OFFICERS(1)


                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED            PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS             WITH THE TRUST              DURING PAST 5 YEARS
---------------------             --------------              -------------------
Jennifer D. Lammers (44)        President and        Managing Director, Voyageur Asset Management (2000 to present);
                                Chief Executive      Director of Mutual Funds, Voyageur Asset Management (2003
                                Officer since        to present); Chief Financial Officer, Great Hall Investment
                                January 2004;        Funds, Inc. (2001-2003); Compliance Officer, Great Hall
                                Treasurer,  Chief    Investment Funds, Inc. (2000-2001); Director of Finance,
                                Financial Officer    Voyageur Asset Management (2000-2003); Vice President and
                                and Principal        Manager, Financial Reporting, RBC Dain Rauscher (1998-2000);
                                Accounting Officer   formerly, President and Chief Executive Officer(2).
                                since November
                                2004

David P. Lux (50)               Controller since     Vice President and Mutual Funds Finance Manager, Voyageur Asset
                                November 2004        Management (2004 to present); Senior Financial Analyst, Voyageur Asset
                                                     Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher
                                                     (1995-2003).

Martin A. Cramer (55)           Vice President,      Vice President and Mutual Fund Administration Manager (2003 to present);
                                Assistant            formerly, Legal and Regulatory Affairs Vice President, Chief Compliance
                                Secretary, Chief     Officer and Secretary, Jones & Babson, Inc. (mutual fund
                                Compliance Officer   management company); Vice President, Assistant Secretary, Chief
                                and AML Compliance   Compliance Officer and AML Compliance Officer(2); and
                                Officer since        Vice President, Chief Compliance Officer and Secretary, Buffalo
                                January 2004         Fund Complex (1994-2003) and Secretary, Gold Bank Funds (2001-2003)(3).

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED            PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS             WITH THE TRUST              DURING PAST 5 YEARS
---------------------             --------------              -------------------
Laura M. Moret (51)             Secretary and        Managing Director and Senior Associate General Counsel, RBC Dain Rauscher
                                Chief Legal          (2004 to present); Vice President and Senior Associate Counsel,
                                Officer since        RBC Dain Rauscher (2002-2004); Vice President and Group Counsel,
                                January 2004         American Express Financial Advisors (1995-2002); formerly, Secretary(2).

Monica P. Vickman (35)          Assistant            Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel,
                                Secretary since      Allianz Life (2002-2004); Associate Counsel, American Express Financial
                                November 2004        Advisors (1996-2002).

Raye C. Kanzenbach (55)         Chief Investment     Senior Managing Director and Senior Portfolio Manager, Voyageur Asset
                                Officer, Fixed       Management; Chief Investment Officer, Great Hall Investment Funds, Inc.
                                Income Products      (1997-2004).
                                since January
                                2004

Nancy M. Scinto (45)            Chief Investment     Managing Director and Director of Research, Voyageur Asset Management
                                Officer, Equity      (2003 to present); Managing Director, Voyageur Asset Management
                                Products since       (1999-2003).
                                January 2004

Gordon Telfer (39)              Portfolio            Vice President and Senior Portfolio Manager, Voyageur Asset Management
                                Strategist since     (2004 to present); Vice President and Portfolio Manager, Voyageur Asset
                                March 2004           Management (2003-2004); Senior Portfolio Manager, Alliance Capital
                                                     Management (2000-2003); Senior Vice President, Global Strategist, Scudder
                                                     Kemper Investments (1997-2000).

(1) The address of each officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.



The Trust has an Audit Committee, consisting of Trustees that are not "interested persons" of the Trust as that term is defined by the 1940 Act (the "Independent Trustees"). Current members are Messrs. Garner, Rybolt and Wein. As set forth in its charter, the primary duties of the Trust's Audit Committee are:
(1) to approve the appointment, compensation, retention and oversight of the work of any independent auditors engaged for the purpose of performing an audit of the Funds' financial statements and preparing or issuing an audit report or performing other attest services for the Funds (including resolution of disagreements between the independent auditors and the Trust's management or BISYS Fund Services, LP regarding financial reporting); (2) to inquire as to and review information concerning the independence of the auditors, specifically as to whether the auditors have provided any non-attest services to the Funds or any entity related to the Trust or to its service providers that have not been pre-approved by the Audit Committee or its delegate; (3) to receive the auditors' specific written representation as to their independence; (4) to meet with the Funds' independent auditors in advance of any audit work to review (a) the arrangements for, the procedures to be used in, and the scope of the annual or any special audits, with particular attention to a review of critical accounting policies; (b) to review in advance the staffing for the performance of the audit work and to obtain assurance that the work will be performed by personnel with sufficient "fund" experience and that the engagement and other "critical" position partners meet all applicable regulations regarding partner and other personnel rotation requirements; (c) any changes in fund-related generally accepted accounting principles that may have been promulgated during the past year; (d) any changes in internal controls or accounting practices that the Trust's management, the auditors or any of the other service providers have proposed since the last audit or are proposing in connection with the upcoming audit or audits; (5) to meet with the Funds' independent auditors at the completion of the annual or any special audits to review and discuss: (a) the auditors' findings, proposed adjustments, and recommendations with respect to financial statement presentation and footnote disclosure in the underlying financial statements and their presentation to the public in the Annual Report and Form N-SAR; (b) any disagreements regarding potential adjustments to the financial statements or other reports; (c) any concerns regarding the adequacy or accuracy of footnote disclosures; (d) the form of opinion the auditors propose to issue with respect to the Annual Report and Form N-SAR; (e) any concerns regarding the internal controls of the advisor or any service provider with respect to any of the Funds; (6) to investigate any reports from Trust officers or employees or service providers to the Funds regarding significant deficiencies in internal controls that could adversely affect the Funds' ability to record, process, summarize or report financial data, or any fraud, whether material or not, that involves the adviser, BISYS Fund Services, LP, any other service provider or employees who play a role in the Funds' internal controls;
(7) to consider the effect upon the Funds of any accounting principle or practices proposed by the adviser, BISYS Fund Services, LP or the auditors; (8) to review and approve the fees proposed or charged by the auditors for audit and non-audit services; (9) to investigate any improprieties or suspected improprieties in Fund financial and accounting operations that come to the Audit Committee's attention; (10) to pre-approve, or delegate the authority to pre-approve, audit and permissible non-audit services as described in the charter; (11) to report on its activities to the Board of Trustees on a regular basis and to make recommendations regarding the above matters and such other matters as the Audit Committee finds necessary or appropriate; and (12) to establish and periodically review procedures for the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters. During the period from December 16, 2003 (the date the Trust was organized) to September 30, 2004, the Audit Committee met 5 times.

The Trust has a Nominating Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James, Rybolt and Wein. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by to the full Board. For non-Independent Trustees, the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. During the period from December 16, 2003 (the date the Trust was organized) to September 30, 2004, the Nominating Committee met 4 times.

The Trust has a Corporate Governance Committee that is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James, Rybolt and Wein. The Board of Trustees has developed a set of Principles of Corporate Governance to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. During the period from December 16, 2003 (the date the Trust was organized) to September 30, 2004, the Corporate Governance Committee met 4 times.


The Trust has a Valuation, Portfolio Management and Performance Committee currently comprised of Messrs. Bell, Lee, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust's Valuation Committee are: (1) to review the actions of the Trust's Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust's Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds' portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds' performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to investigate matters brought to its attention within the scope of its duties; (6) to assure that all its actions are recorded in minutes of its meetings and maintained with the Fund's records; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. During the period from December 16, 2003 (the date the Trust was organized) to September 30, 2004, the Valuation Committee met 3 times.

As of December 31, 2004, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds, except as indicated below:

---------------------------------------------------------------------------------------------------------
                                                   NAME OF TRUSTEE
           FUND                          CLASS       OR OFFICER                   % OF CLASS OWNED
---------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                        S       H. David Rybolt                      1.46%
---------------------------------------------------------------------------------------------------------
Value Fund                                 A       James R. Seward                      4.70%
---------------------------------------------------------------------------------------------------------
Enterprise Fund                            A       James R. Seward                      0.72%
---------------------------------------------------------------------------------------------------------
                                                   Ronald James                         0.32%
---------------------------------------------------------------------------------------------------------
Enterprise Small Cap Fund                  A       James R. Seward                      1.42%
---------------------------------------------------------------------------------------------------------
Microcap Value Fund                        A       James R. Seward                      1.06%
---------------------------------------------------------------------------------------------------------
                                                   Nancy M. Scinto                      0.15%
---------------------------------------------------------------------------------------------------------
Small Cap International Fund               A       James R. Seward                     96.95%
---------------------------------------------------------------------------------------------------------
                                                   John A. MacDonald                    2.10%
---------------------------------------------------------------------------------------------------------

The table below shows the value of each Trustee's holdings in the Tamarack Funds as of December 31, 2004.

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT COMPANIES
                                                 DOLLAR RANGE OF EQUITY       OVERSEEN BY TRUSTEE IN FAMILY
                                                 SECURITIES IN THE FUNDS         OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------
T. GERON BELL                                                                      $10,001 to $50,000

Tamarack Prime Money Market Fund                      $1 to $10,000

Tamarack Mid Cap Growth Fund                       $10,001 to $50,000

------------------------------------------------------------------------------------------------------------
LUCY HANCOCK BODE                                                                  $10,001 to $50,000

Tamarack Midcap Value Fund                         $10,001 to $50,000

------------------------------------------------------------------------------------------------------------
LESLIE H. GARNER, JR.                                                                 Over $100,000

Tamarack Large Cap Growth Fund                     $10,001 to $50,000

Tamarack Mid Cap Growth Fund                       $10,001 to $50,000

Tamarack Small Cap Growth Fund                     $10,001 to $50,000

------------------------------------------------------------------------------------------------------------
RONALD JAMES                                                                       $10,001 to $50,000

Tamarack Institutional Tax-Free                       $1 to $10,000
   Money Market Fund

Tamarack Enterprise Fund                           $10,001 to $50,000

------------------------------------------------------------------------------------------------------------
JOHN A. MACDONALD                                                                  $10,001 to $50,000

Tamarack Small Cap International Fund              $10,001 to $50,000

------------------------------------------------------------------------------------------------------------
H. DAVID RYBOLT                                                                       Over $100,000

Tamarack Mid Cap Growth Fund                          $1 to $10,000

Tamarack Value Fund                                $10,001 to $50,000

Tamarack Enterprise Fund                           $10,001 to $50,000

Tamarack Microcap Value Fund                       $10,001 to $50,000

Tamarack Quality Fixed Income Fund                 $50,001 to $100,000


                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT COMPANIES
                                                 DOLLAR RANGE OF EQUITY       OVERSEEN BY TRUSTEE IN FAMILY
                                                 SECURITIES IN THE FUNDS         OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------
JAMES R. SEWARD                                                                       Over $100,000

Tamarack Large Cap Growth Fund                     $10,001 to $50,000

Tamarack Mid Cap Growth Fund                       $10,001 to $50,000

Tamarack Small Cap Growth Fund                     $10,001 to $50,000

Tamarack Value Fund                                $10,001 to $50,000

Tamarack Enterprise Fund                           $10,001 to $50,000

Tamarack Enterprise Small Cap Fund                 $10,001 to $50,000

Tamarack Microcap Value Fund                       $10,001 to $50,000

Tamarack Small Cap International Fund                 Over $100,000

------------------------------------------------------------------------------------------------------------
JAY H. WEIN                                                                        $50,001 to $100,000

Tamarack Prime Money Market Fund                   $50,001 to $100,000

------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------
MICHAEL T. LEE                                                                     $10,001 to $50,000

Tamarack Prime Money Market Fund                      $1 to $10,000

Tamarack Mid Cap Growth Fund                       $10,001 to $50,000

------------------------------------------------------------------------------------------------------------

Trustees of the Trust who are not directors, officers or employees of the Advisor, Administrator or Sub-Administrator receive from the Trust an annual retainer of $20,000 (plus $2,500 for a Trustee serving as Chair of a Board committee), a quarterly meeting fee of $4,000 for each in-person Board of Trustees meeting attended, a meeting fee of $1,000 for each telephonic meeting attended, and a $500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, Administrator or Sub-Administrator do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Trust's fiscal year ended September 30, 2004.

                                                     PENSION OR
                                                     RETIREMENT
                                 AGGREGATE         BENEFITS ACCRUED      ESTIMATED ANNUAL     TOTAL COMPENSATION
                                COMPENSATION       AS PART OF FUND       BENEFITS UPON        FOR FUND COMPLEX
                                  FROM FUNDS           EXPENSES             RETIREMENT         PAID TO TRUSTEE
INDEPENDENT TRUSTEES
--------------------
 T. Geron Bell                     $30,500               None                  None                $30,500
 Lucy Hancock Bode                  31,250               None                  None                 31,250
 Leslie H. Garner, Jr.              31,750               None                  None                 31,750
 Ronald James                       31,750               None                  None                 31,750
 John A. MacDonald                  31,750               None                  None                 31,750
 H. David Rybolt                    32,500               None                  None                 32,500
 James R. Seward                    32,875               None                  None                 32,875
 Jay H. Wein                        34,375               None                  None                 34,375

INTERESTED TRUSTEE
------------------
 Michael T. Lee                     None                 None                  None                  None


PRINCIPAL SHAREHOLDERS


As of December 31, 2004, the following individuals owned 5% or more of the indicated class of shares of each Fund:

                         TAMARACK LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO            173,709.6650        17.48 %
WILSON ORTH SURGERY NEUR CNTR
700 17TH ST STE 300
DENVER CO  80202-3531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            316.1480            99.21 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
DINGLE AND CO
C/O COMERICA BANK
PO BOX 75000                             501,047.6650        37.63 %
DETROIT MI  48275-0001
--------------------------------------------------------------------------------
CALHOUN CO
C/O COMERICA BANK
PO BOX 75000                             248,482.8100        18.66 %
DETROIT MI  48275-0001
--------------------------------------------------------------------------------
ATTN JACKIE MCMILLIAN
RBC DAIN RAUSCHER FBO
NC A&T UNIVERSITY
FOUNDATION INC                           90,623.2000         6.81 %
PO BOX 20366
GREENSBORO NC  27420-0366
--------------------------------------------------------------------------------
FIRST CLEARING LLC
A C 6021-1868
MYERS PARK BAPTIST CHURCH                86,008.2740         6.46 %
1900 QUEENS ROAD
CHARLOTTE NC  28207-2582
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO            6,441.3730          95.28 %
SANFORD PEDIATRICS 401 K PLAN
700 17TH ST STE 300
DENVER CO  80202-3531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          TAMARACK MID CAP GROWTH FUND

------------------------------------------------------------ -------------------
                                        SHARES OWNED         ERCENTAGE OWNED
------------------------------------------------------------ -------------------
CLASS A
------------------------------------------------------------ -------------------
NFSC FEBO # F2J-000019                  3,432,404.7330       51.79 %
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY  41015-1987
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
CLASS C
------------------------------------------------------------ -------------------
RBC DAIN RAUSCHER INC FBO
MORRIS H ANDERSON
BARBARA H ANDERSON
JT TEN/WROS                             509.8910             40.44 %
2710 CAMELOT AVE NW
CEDAR RAPIDS IA  52405-2063
------------------------------------------------------------ -------------------
KEVIN L SMITH
1585 YORKSHIRE LN                       474.7410             37.65 %
ROCKY MOUNT NC  27803-8949
------------------------------------------------------------ -------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR           274.1430             21.74 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
CLASS I
------------------------------------------------------------ -------------------
DINGLE AND CO                           981,847.6540         26.40 %
C/O COMERICA BANK
PO BOX 75000
DETROIT MI  48275-0001
------------------------------------------------------------ -------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FBO OF OUR CUSTOMERS
ATTN MUTUAL FUNDS                       521,122.3890         14.01 %
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122
------------------------------------------------------------ -------------------
NFSC FEBO # F2J-000019                  449,887.9870         12.10 %
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY  41015-1987
------------------------------------------------------------ -------------------
STATE STREET BANK TTEE
KAYDON CORPORATION RETIREMENT &
PENSION PLAN MASTER TRUST               363,111.8700         9.76 %
200 NEWPORT AVE  JQB N7
NORTH QUINCY MA  02171-2102
------------------------------------------------------------ -------------------
CALHOUN & CO
PO BOX 75000                            302,589.0780         8.14 %
DETROIT MI  48275-0001
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
CLASS R
------------------------------------------------------------ -------------------
BISYS RETIREMENT SERVICES FBO
SANFORD PEDIATRICS 401 K PLAN
700 17TH ST STE 300                     7,006.3020           96.21 %
DENVER CO  80202-3531
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
CLASS S
------------------------------------------------------------ -------------------
STATE STREET BANK & TRUST CUST
KATHERINE Z ADAMS IRA
4141 PALMETTO DRIVE                     11,412.9270          47.70 %
LEXINGTON KY  40513-1304
------------------------------------------------------------ -------------------
STATE STREET BANK & TRUST CUST
IRA R/O RAYMOND E FIDELLOW
838 FAIR ST APT N213                    3,447.3410           14.41 %
CARMEL NY  10512-3089
------------------------------------------------------------ -------------------
PERSHING LLC
P.O. BOX 2052                           1,658.1420           6.93 %
JERSEY CITY NJ  07303-2052
------------------------------------------------------------ -------------------
STATE STREET BANK & TRUST CUST
SEYMOUR B BRONSTEIN IRA R/O
9 STATE ROUTE 93                        1,618.0420           6.76 %
HAZLETON PA  18202-8002
------------------------------------------------------------ -------------------
STATE STREET BANK & TRUST CUST
IRA (DCD) LOUISE A BAHNSON
FBO REID BAHNSON JR                     1,505.0030           6.29 %
PO BOX 415
GIRDWOOD AK  99587-0415
------------------------------------------------------------ -------------------
STATE STREET BANK & TRUST CUST
DOROTHY C HOLDING IRA
1003 WETHERBY WAY                       1,256.4960           5.25 %
ALPHARETTA GA  30022-7119
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------


                         TAMARACK SMALL CAP GROWTH FUND

------------------------------------------------------------- ------------------
                                          SHARES OWNED        PERCENTAGE OWNED
------------------------------------------------------------- ------------------
CLASS A
------------------------------------------------------------- ------------------
BISYS RETIREMENT SERVICES FBO             38,919.7150         5.88 %
LONG BEVERAGE INC 401 K PLAN
700 17TH ST STE 300
DENVER CO  80202-3531
------------------------------------------------------------- ------------------

------------------------------------------------------------- ------------------
CLASS C
------------------------------------------------------------- ------------------
RBC DAIN RAUSCHER CUSTODIAN
LORENE GUYON SORENSEN
INDIVIDUAL RETIREMENT ACCOUNT             1,308.1620          7.36%
76955 SANDPIPER DR
INDIAN WELLS CA  92210-8952
------------------------------------------------------------- ------------------
RBC DAIN RAUSCHER CUSTODIAN
JOHN HEALY
A/C #3882-2381
INDIVIDUAL RETIREMENT ACCOUNT             1,064.9700          5.99 %
721 PARK AVE NE
BAINBRIDGE IS WA  98110-2966
------------------------------------------------------------- ------------------

------------------------------------------------------------- ------------------
CLASS I
------------------------------------------------------------- ------------------
DINGLE AND CO
C/O COMERICA BANK
PO BOX 75000                              101,803.0810        21.64 %
DETROIT MI  48275-0001
------------------------------------------------------------- ------------------
CALHOUN & CO
C/O COMERICA BANK
PO BOX 75000                              73,469.0780         15.62 %
DETROIT MI  48275-0001
------------------------------------------------------------- ------------------

------------------------------------------------------------- ------------------
CLASS R
------------------------------------------------------------- ------------------
BISYS RETIREMENT SERVICES FBO
SANFORD PEDIATRICS 401 K PLAN
700 17TH ST STE 300                       1,411.2870          75.69%
DENVER CO  80202-3531
------------------------------------------------------------- ------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR             278.7360            14.95 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
------------------------------------------------------------- ------------------
E*TRADE CLEARING LLC
600-03325-17
IRA CUSTODIAN                             172.7970            9.27 %
PO BOX 989030
WEST SACRAMENTO CA  95798-9030
------------------------------------------------------------- ------------------

------------------------------------------------------------- ------------------
CLASS S
------------------------------------------------------------- ------------------
STATE STREET BANK & TRUST CUST
ROTH CONTRIB IRA
KARMEN R REID                             1,847.4640          40.99 %
85 RIVER CT NE
ROCHESTER MN  55906-2826
------------------------------------------------------------- ------------------
STATE STREET BANK & TRUST CUST IRA
BEVERLY MORGAN-SANDOZ
1 S ORANGE GROVE BLVD                     932.3510            20.68 %
PASADENA CA  91105-1782
------------------------------------------------------------- ------------------
JOHN B WLODKOWSKI CUST
TATIANA WLODKOWSKI
UNIF GIFT TO MIN ACT ME                   274.4380            6.09 %
47 CHAPEL ST
AUGUSTA ME  04330-7323
------------------------------------------------------------- ------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR             273.6090            6.07 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
------------------------------------------------------------- ------------------
ARTHUR SPITERI CUST
CODY B JENKINS
UNIF TRANS MIN ACT - CA                   254.8130            5.65 %
1931 ORCHID AVE
SIMI VALLEY CA  93065-3646
------------------------------------------------------------- ------------------

------------------------------------------------------------- ------------------

                            TAMARACK ENTERPRISE FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
OPPENHEIMER & CO INC CUST FOR
CHRISTOPHER MCBIRNIE IRA
17838 SALADO DRAW                        868.6770            11.56 %
SAN ANTONIO TX  78258-1602
--------------------------------------------------------------------------------
NFSC FEBO # ASJ-929867
ROBINSON & WOOD PFT SH 401K PL
ARCHIE S ROBINSON TTEE                   506.5800            6.74 %
109 CAMPANULA PLACE
LOS GATOS CA  95032-2435
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER FBO
ELEANOR B POGGETTO
T/O/D ACCOUNT                            464.2520            6.18 %
3032 FLORA VISTA STREET
ALAMEDA CA  94502-6849
--------------------------------------------------------------------------------
LPL FINANCIAL SERVICES
A/C 1064-9808
9785 TOWNE CENTRE DRIVE                  417.8450            5.56 %
SAN DIEGO CA  92121-1968
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
ATTN MUTUAL FUNDS
FISERV SECURITIES INC
FAO 81701647
ONE COMMERCE SQUARE                      1,193.4770          80.94 %
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA  19103-7008
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            140.4960            9.53 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------
E*TRADE CLEARING LLC
600-03325-17
IRA CUSTODIAN                            139.4460            9.46 %
PO BOX 989030
WEST SACRAMENTO CA  95798-9030
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
NATL FINANCIAL SVCS CORP FOR             2,210,872.6120      15.30 %
EXCLUSIVE BENEFIT OF CUSTOMERS
P O BOX 3908
CHURCH STREET STATION
NEW YORK NY  10008-3908
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                  1,946,757.1110      13.47 %
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122
--------------------------------------------------------------------------------
QUINCY MUTUAL FIRE INS CO
ATTN: DOUGLAS BRIGGS
57 WASHINGTON ST                         1,229,980.7460      8.51 %
QUINCY MA  02169-5343
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       TAMARACK ENTERPRISE SMALL CAP FUND

--------------------------------------------------------------------------------
                                          SHARES OWNED       PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER CUSTODIAN
LORENE GUYON SORENSEN
INDIVIDUAL RETIREMENT ACCOUNT             520.9790           8.26 %
76955 SANDPIPER DR
INDIAN WELLS CA  92210-8952
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER CUSTODIAN
STEVEN W LEWIS
A/C #5094-8255
STEVEN W LEWIS MD SEP IRA                 324.9140           5.15 %
1671 NORTH SONORAN DR
ST GEORGE UT  84770-5998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
E*TRADE CLEARING LLC
600-03325-17
IRA CUSTODIAN                             303.3260           73.49 %
PO BOX 989030
WEST SACRAMENTO CA  95798-9030
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC                 107.9340           26.15 %
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT              436,285.6130       18.57 %
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122
--------------------------------------------------------------------------------
DONALD A PELS
63 EAST 79TH STREET                       252,480.7870       10.75 %
NEW YORK NY  10021-0228
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES               149,060.4350       6.35 %
CORP FOR EXCLUSIVE BENEFIT
OF CUSTOMERS
P O BOX 3908
CHURCH STREET STATION
NEW YORK NY  10008-3908
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              TAMARACK VALUE FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
GEORGE SKAFF ELIAS                       1,246.0130          6.04 %
PAS MANAGED ACCOUNT
3821 CASCADIA AVE SOUTH
SEATTLE WA  98118-1128
--------------------------------------------------------------------------------
WILLIAM F BORNE
PAS ACCT
5512 SUMMERLAKE DR                       1,164.2400          5.64 %
BATON ROUGE LA  70817-4313
--------------------------------------------------------------------------------
OPPENHEIMER & CO INC CUST
DAVID R MORGAN IRA R/O
PAS ACCT                                 1,077.1720          5.22 %
2326 CLINTON PLACE
ROCKFORD IL  61103-4109
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
BEAR STEARNS SECURITIES CORP
FBO 720-01399-18
1 METROTECH CENTER NORTH                 134.5460            28.46 %
BROOKLYN NY  11201-3870
--------------------------------------------------------------------------------
BEAR STEARNS SECURITIES CORP
FBO 720-01399-18
1 METROTECH CENTER NORTH                 134.2470            28.39 %
BROOKLYN NY  11201-3870
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            80.5080             17.03 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER CUSTODIAN
KIMBERLY S SCHNEIDER
A/C #7180-3168
INDIVIDUAL RETIREMENT ACCOUNT            67.6360             14.31 %
5944 10TH AVENUE SOUTH
MINNEAPOLIS MN  55417-3136
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER CUST
MICHAEL C KEMPER BENEFICIARY
RALPH D KEMPER DECEDENT                  55.2920             11.69 %
11167 SUMTER AVENUE SOUTH
BLOOMINGTON MN  55438-2801
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            80.4340             99.30 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT             1,918,922.3420      21.56 %
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122
--------------------------------------------------------------------------------
NATL FINANCIAL SVCS CORP FOR             724,308.1330        8.14 %
EXCLUSIVE BENEFIT OF CUSTOMERS
P O BOX 3908
CHURCH STREET STATION
NEW YORK NY  10008-3908
--------------------------------------------------------------------------------
CITIGROUP GLOBAL MARKETS INC             627,816.8310        7.05 %
BOOK ENTRY ACCOUNT
ATTN MATT MAESTRI
333 W 34TH ST
7TH FLOOR MUTUAL FUNDS DEPT
NEW YORK NY  10001-2402
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          TAMARACK MICROCAP VALUE FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
NFSC FEBO # AX 7-002887                  2,942.8490          23.20 %
ROGER A MOSER
1707 APPLEWOOD RD
BATON ROUGE LA  70808-5912
--------------------------------------------------------------------------------
NFSC FEBO # AX 6-026441
LAMY J CHOPIN JR TTEE
LAURA K CHOPIN
U/A 8/26/97                              2,874.8250          22.66 %
PO BOX 1481
DENHAM SPRINGS LA  70727-1481
--------------------------------------------------------------------------------
NFSC FEBO # AX 6-026778
NFS/FMTC ROLLOVER IRA
FBO STEPHEN M CHATELAIN                  1,724.8950          13.60 %
15 GERMAY CT
LITTLE ROCK AR  72223-5520
--------------------------------------------------------------------------------
NFSC FEBO # HDM-551007
NFS/FMTC ROLLOVER IRA
FBP THOMAS S MICHEL                      673.3400            5.31 %
21676 N MAYFIELD
BARRINGTON IL  60010-9733
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
RELIANCE TRUST CO CUSTODIAN              5,074.7550          93.52 %
FBO KUMHO TECHNICAL CENTER
PO BOX 48529
ATLANTA GA  30362-1529
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                  5,478,759.0190      46.87 %
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122
--------------------------------------------------------------------------------
NATL FINANCIAL SVCS CORP FOR             1,740,225.4060      14.89 %
EXCLUSIVE BENEFIT OF CUSTOMERS
PO BOX 3908
CHURCH STREET STATION
NEW YORK NY  10008-3908
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      TAMARACK SMALL CAP INTERNATIONAL FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
JAMES R SEWARD TTEE                      45,984.5000         96.95 %
J R SEWARD REVOC TRUST
DTD 11/05/1997
5243 W 96TH ST
OVERLAND PARK KS 66207-3211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            313.4040            99.24 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            313.4040            99.24 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
BUSINESS MEN'S ASSURANCE CO OF AMER
ATTN SUSAN SWEENEY
BMA TOWER                                319,447.0840        64.91 %
PO BOX 419458
KANSAS CITY MO  64141-6458
--------------------------------------------------------------------------------
JONES & BABSON INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            106,482.3610        21.64 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        TAMARACK GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO            71,283.8630         11.13 %
ALBEMARLE HOMEBUILDERS INC P S PL
700 17TH ST STE 300
DENVER CO  80202-3531
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO
ACME-MCCRARY RET SAV P S RET PLAN
700 17TH ST STE 300                      48,608.5420         7.59 %
DENVER CO  80202-3531
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO
WALKER-ROSS PRINTING CO INC 401
700 17TH ST STE 300                      47,004.4350         7.34 %
DENVER CO  80202-3531
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO
STURDY CORPORATION 401 K RETIREMEN
700 17TH ST STE 300                      43,678.5750         6.82 %
DENVER CO  80202-3531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            318.0930            99.25 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
DINGLE AND CO
C/O COMERICA BANK
PO BOX 75000                             281,872.1830        30.07 %
DETROIT MI  48275-0001
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER CUSTODIAN              146,072.7930        15.58 %
ANNIE C BOWERS
INDIVIDUAL RETIREMENT ACCOUNT
PO BOX 31234
CHARLOTTE NC  28231-1234
--------------------------------------------------------------------------------
ATTN JACKIE MCMILLIAN                    62,158.1630         6.63 %
RBC DAIN RAUSCHER FBO
NC A&T UNIVERSITY
FOUNDATION INC
PO BOX 20366
GREENSBORO NC  27420-0366
--------------------------------------------------------------------------------
CALHOUN & CO
PO BOX 75000                             52,740.9780         5.63 %
DETROIT MI  48275-0001
--------------------------------------------------------------------------------
CENTURA BANK                             47,366.1280         5.05 %
CASH ACCOUNT
ATTN TRUST OPERATIONS
PO BOX 1220
ROCKY MOUNT NC  27802-1220
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO
SANFORD PEDIATRICS 401 K PLAN
700 17TH ST STE 300                      2,313.6920          87.81 %
DENVER CO  80202-3531
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            318.7240            12.10 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
STATE STREET BANK & TRUST CUST IRA
BEVERLY MORGAN-SANDOZ
1 S ORANGE GROVE BLVD                    1,194.2840          69.80 %
PASADENA CA  91105-1782
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC                320.4020            18.73 %
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------
STATE STREET BANK & TRUST CUST
ERIC W GEORGE IRA
1909 LAUDERDALE UNIT 3                   193.8950            11.33 %
LOUISVILLE KY  40205-1661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       TAMARACK QUALITY FIXED INCOME FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO            41,368.7680         35.28 %
FRONTIER SPINNING MILLS 401 K PLAN
700 17TH ST STE 300
DENVER CO  80202-3531
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER
JOHN S WILLIFORD JR TTEE
FIELDS & COOPER PSP
U/A DTD 01/01/1976                       9,317.4880          7.95 %
PO BOX 4538
ROCKY MOUNT NC  27803-0538
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER
DR JAMES A WARD
INDIVIDUAL RETIREMENT ACCOUNT            8,604.5790          7.34 %
218 STAR HILL DRIVE
SWANSBORO NC  28584-8933
--------------------------------------------------------------------------------
COMERICA BANK
FBO ENGLISH JR EDWIN REV TR FAS
PO BOX 75000 MC3446 DETROIT MI           7,983.3440          6.81%
DETROIT MI  48275-0001
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO
SOUTHERN ASSISTED LIVING P S 401K P
700 17TH ST STE 300                      6,805.2960          5.80 %
DENVER CO  80202-3531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC                342.4520            99.25 %
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
DINGLE AND CO
C/O COMERICA BANK
PO BOX 75000                             284,414.4430        32.96 %
DETROIT MI  48275-0001
--------------------------------------------------------------------------------
CALHOUN & CO
C/O COMERICA BANK
PO BOX 75000                             180,781.3250        20.95 %
DETROIT MI  48275-0001
--------------------------------------------------------------------------------
CENTURA BANK
CASH ACCOUNT
ATTN TRUST OPERATIONS                    86,316.2540         10.00 %
PO BOX 1220
ROCKY MOUNT NC  27802-1220
--------------------------------------------------------------------------------
RBC DAIN RAUSCHER FBO
ACME-MCCRARY CORPORATION
EMPLOYEE PENSION PLAN
BRUCE PATRAM TRUSTEE                     52,125.2640         6.04 %
PO BOX 1287
ASHEBORO NC  27204-1287
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
BISYS RETIREMENT SERVICES FBO
SANFORD PEDIATRICS 401 K PLAN
700 17TH ST STE 300                      1,824.9690          84.06 %
DENVER CO  80202-3531
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR            343.5370            15.82 %
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                  940,480.8350        11.00 %
REINVESTMENT ACCOUNT
ATTN: MUTUAL FUNDS DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                         TAMARACK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                                         SHARES OWNED        PERCENTAGE OWNED
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
PERSHING LLC                             11,973.8350         68.66 %
PO BOX 2052
JERSEY CITY NJ  07303-2052
--------------------------------------------------------------------------------
PERSHING LLC                             5,093.1430          29.21 %
PO BOX 2052
JERSEY CITY NJ  07303-2052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC                367.0510            99.27 %
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------
TAMARACK DISTRIBUTORS INC                368.2830            99.27 %
ATTN CRAIG WASYLKIW
DAIN RAUSCHER PLAZA 8TH FLOOR
60 S 6TH ST
MINNEAPOLIS MN  55402-4400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                  254,851.8640        8.79 %
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 TAMARACK INSTITUTIONAL PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------
                                            SHARES OWNED      PERCENTAGE OWNED
--------------------------------------------------------------------------------
ECLAT L.P.                                  61,156,573.63     8.88%
ATTN:  ANDREW TELLER
2711 N. HASKELL AVE. STE. 2400
DALLAS, TX  75204
--------------------------------------------------------------------------------
STEVEN J. HEMSLEY                           36,869,452.63     5.35%
SPEARS GRISANTI & BROWN ACCT
C/O UNITED HEALTH GROUP
9900 BREN RD E.
RT #MN008-T010
MINNETONKA, MN  55343-9664
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


               TAMARACK INSTITUTIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
                                            SHARES OWNED       PERCENTAGE OWNED
--------------------------------------------------------------------------------
DIANE ROSENBERG, RICHARD ROSENBERG &        22,531,716.23      6.91%
SUSAN ROSENBERG CO-TTEES
RDS TRUST U/A DTD 12/31/1999
P.O. BOX 590158
NEWTON CENTRE, MA 02459
--------------------------------------------------------------------------------
WILLIAM L. GREWCOCK TTEE                    20,357,209.07      6.24%
WILLIAM L. GREWCOCK REV. TRUST
U/A DTD 03/14/1991
2123 MULLEN ROAD
OMAHA, NE  68124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a Fund it controls without the consent or approval of other shareholders.


INVESTMENT ADVISOR

Voyageur Asset Management Inc. (the "Advisor" or "Voyageur"), 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds pursuant to Investment Advisory Agreements dated as of April 16, 2004. Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"). RBC is one of North America's leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector clients through offices in North America and some 30 countries around the world.

As of November 30, 2004, Voyageur's investment team managed approximately
$26.5 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private non-profits, foundations, endowments and healthcare organizations. For its services to the Funds, the Advisor receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are as follows:

                                                                      FEE RATE AS A PERCENTAGE OF
                         FUND                                           AVERAGE DAILY NET ASSETS
                         ----                                           ------------------------
Tamarack Large Cap Growth Fund                               0.70%

Tamarack Mid Cap Growth Fund                                 0.70%

Tamarack Small Cap Growth Fund                               0.70%

Tamarack Enterprise Fund                                     1.40% of the average total net assets of the
                                                                   Fund that do not exceed $30 million, and

                                                             0.90% of the average total net assets of the
                                                                   Fund that exceed $30 million

Tamarack Enterprise Small Cap Fund                           1.40% of the average total net assets of the
                                                                   Fund that do not exceed $30 million, and

                                                             0.90% of the average total net assets of the
                                                                   Fund that exceed $30 million

Tamarack Value Fund                                          0.85%

Tamarack Microcap Value Fund                                 0.90%

Tamarack Small Cap International Fund                        1.45%

Tamarack Government Income Fund                              0.30%

Tamarack Quality Fixed Income Fund                           0.60%

Tamarack Tax-Free Income Fund                                0.85%

Tamarack Prime Money Market Fund                             0.55% of average daily net assets up to $700
                                                                   million,

                                                             0.50% of the next $500 million of average
                                                                   daily net assets,

                                                             0.45% of the next $800 million of average
                                                                   daily net assets, and

                                                             0.40% of average daily net assets in excess
                                                                   of $2 billion

Tamarack U.S. Government Money Market Fund                   0.50% of average daily net assets up to $100
                                                                   million,

                                                             0.40% of the next $200 million of average
                                                                   daily net assets, and

                                                             0.35% of average net assets in excess of $300
                                                                   million

Tamarack Tax-Free Money Market Fund                          0.50%

Tamarack Institutional Prime Money Market Fund               0.25%

Tamarack Institutional Tax-Free Money Market Fund            0.25%


PRIOR ADVISORS. Prior to December 31, 2002, Glenwood Capital Management, Inc. ("GCM"), an affiliate of RBC Centura Bank, served as investment advisor to the predecessor funds to Large Cap Growth Fund, Mid

Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund. Prior to December 31, 2003, Jones & Babson, Inc., an affiliate of Voyageur, served as investment advisor to the predecessor funds to Enterprise Fund, Enterprise Small Cap Fund, Value Fund, Microcap Value Fund, Tax-Free Income Fund and Small Cap International Fund.


Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Voyageur, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

Each Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such parties, at a meeting called for the purpose of voting on the Investment Advisory Agreements, held on March 11, 2004, and by the Funds' sole initial shareholder on April 16, 2004. The Investment Advisory Agreement for each Fund will remain in effect for one year and will continue thereafter for each Fund only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days written notice to the Advisor, or by the Advisor on 60 days written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


The advisory fee for each of Large Cap Growth Fund, Quality Fixed Income Fund, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, Tax-Free Income Fund and Small Cap International Fund is subject to reduction pursuant to an Expense Limitation Agreement to maintain each Fund's total expenses at those rates that were in effect on May 1, 2003 until May 1, 2005. The Advisor has voluntarily agreed to limit expenses for Prime Money Market Fund, U.S. Government Fund and Tax-Free Money Market Fund through February 28, 2005 to 0.71%, 0.71% and 0.62%, respectively. In addition, through May 1, 2005, Voyageur has contractually agreed to reimburse Prime Money Market Fund if necessary to keep its net annual fund operating expenses at or below 0.93%.

For the five month period ended September 30, 2004, the Advisor earned the following advisory fees: $633,963, $381,557, $59,501, $28,221 and $296,876 from
Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund,
Government Income Fund and Quality Fixed Income Fund, respectively.

For the five month period ended September 30, 2004, the Advisor waived the following advisory fees: $255,214, $32,080, $63,977, $58,690 and $219,487 from
Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the twelve-month period ended April 30, 2004, the Advisor earned the following advisory fees: $405,878, $1,105,965, $154,577, $78,642 and $277,687 from Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the twelve-month period ended April 30, 2004, the Advisor waived the following advisory fees: $5,873, $14,066, $0, $7,464 and $8,407 from
Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the fiscal year ended April 30, 2003, the Advisor and GCM earned the following advisory fees: $383,705, $1,087,728, $166,499, $97,719 and $325,048 from the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively. For the fiscal year ended April 30, 2003, the Advisor did not waive advisory fees for the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the fiscal year ended April 30, 2002, GCM earned the following advisory fees: $991,770, $1,154,339, $213,500, $120,717 and $487,489 from the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund,

Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively. For the fiscal year ended April 30, 2002, GCM did not waive advisory fees for the predecessor funds to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the three month period ended September 30, 2004, the Advisor earned the following advisory fees: $811,149, $205,217, $493,982, $806,015 and $60,094 from
Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund, respectively.

For the three month period ended September 30, 2004, the Advisor waived the following advisory fees: $115,642, $41,647, $73,463, $178,450 and $31,185 from
Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund, respectively.


The aggregate management fees paid to Jones & Babson, Inc. and Voyageur, its successor, by the predecessor funds to Enterprise Fund, Enterprise Small Cap Fund, Value Fund and Microcap Value Fund during the twelve-month period ended June 30, 2004 and during the two most recent fiscal years ended June 30, 2003 and 2002 (from which Jones & Babson paid all the Funds' expenses except those payable directly by the Funds) were: $2,875,456, $2,154,000 and $2,469,000, respectively, for Enterprise Fund; $759,807, $644,000 and $724,000, respectively, for Enterprise Small Cap Fund; $3,330,228, $3,411,000 and $4,264,000, respectively, for Value Fund; $1,423,278, $822,000 and $556,000,
respectively, for Microcap Value Fund; and $291,635, $355,000 and $342,000, respectively, for Tax-Free Income Fund. Fees paid during those years by D.L Babson Growth Fund, which was reorganized into Tamarack Large Cap Growth Fund effective April 16, 2004, were $1,181,261, $1,603,000 and $2,362,000, respectively. Fees paid during those years were $541,483, $843,000 and $922,000, respectively, for D.L. Babson Bond Trust -- Portfolio L; $201,101, $298,000 and $298,000, respectively, for D.L. Babson Bond Trust -- Portfolio S, both of which were reorganized into Tamarack Quality Fixed Income Fund effective April 16, 2004 (does not include the effect of fee waiver); and $175,218, $306,000 and $327,000, respectively, for D.L. Babson Money Market Fund (which was reorganized into Tamarack Prime Money Market Fund effective April 16, 2004).

Effective May 1, 2003 for Enterprise Fund, Enterprise Small Cap Fund, Value Fund, Microcap Value Fund, Tax-Free Income Fund and Small Cap International Fund, the Funds directly pay for their own expenses (advisory and non-advisory) rather than paying a single "unified" management fee. Under the old "unified" management fee structure, Jones & Babson, Inc. was responsible for provision of needed services and payment of all or most of the advisory and non-advisory expenses of these Funds. In order to retain the same general economic effect of the old "unified" fee structure, Jones & Babson, Inc. and each Fund entered into an Administrative Services Agreement for each Fund under which Jones & Babson, Inc. provided fund administration, transfer agency, fund accounting and other services in a manner similar to arrangements under the old management agreement. Each Fund paid Jones & Babson, Inc. an annual fee of 0.10% of average daily net assets under the Administrative Services Agreement. The advisory fee under the new advisory agreement for each Fund was reduced from its previous level such that the combined advisory and administrative fees are identical to the old management fees.


For the three month period ended September 30, 2004, the Advisor earned an advisory fee of $18,202 from Small Cap International Fund. For the three month period ended September 30, 2004, the Advisor waived $28,790 of the advisory fee from Small Cap International Fund.


The following aggregate management fees were paid by J&B Small-Cap International Fund, now Tamarack Small Cap International Fund, to Jones & Babson, Inc. for the fiscal years ended June 30, 2002 and June 30, 2003 and to Jones & Babson, Inc. and Voyageur, its successor, for the twelve-month period ended June 30, 2004, respectively: $49,557, $42,545, and $64,300. Jones & Babson, Inc. was a wholly-owned subsidiary of RBC Dain Rauscher Corp. ("RBC Dain"), which was considered to be a controlling person of Jones & Babson, Inc., under the 1940 Act. On March 29, 2004, Jones & Babson, Inc. changed its name to Tamarack Distributors Inc.

The Money Market Funds and their predecessors, the series of Great Hall Investment Funds, Inc., paid advisory fees to the Advisor as follows:


                                                    Prime        Institutional     Government       Tax-Free       Institutional
       Period                                       Fund          Prime Fund          Fund            Fund         Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------------------
Two Months Ended September 30, 2004             $ 5,667,620       $  277,777      $  591,974       $  853,306         $164,273
--------------------------------------------------------------------------------------------------------------------------------
Year Ended July 31, 2004                        $34,474,492       $1,331,720      $3,765,070       $5,136,192         $773,607
--------------------------------------------------------------------------------------------------------------------------------
Year Ended July 31, 2003                        $35,412,626       $1,218,661      $4,082,284       $4,859,088         $596,521
--------------------------------------------------------------------------------------------------------------------------------
Year Ended July 31, 2002                        $28,632,117       $1,059,896      $2,846,701       $3,404,617         $352,945
--------------------------------------------------------------------------------------------------------------------------------


SUB-ADVISORS

The Advisor, at its own expense, employs sub-advisors for certain Funds, as follows. These sub-advisors provided similar services to these Funds' predecessors prior to the reorganization.


BABSON CAPITAL MANAGEMENT LLC ("BABSON CAPITAL"). Babson Capital serves as sub-advisor to Enterprise Fund, Enterprise Small Cap Fund, Value Fund and Microcap Value Fund pursuant to Investment Counsel Agreements with Voyageur. For these services, the Advisor pays Babson Capital fees at the following annual rate based on the particular Fund's average daily net assets: for each of Enterprise Fund and Enterprise Small Cap Fund, 0.70% of the first $30 million and 0.50% of amounts in excess of $30 million; for Value Fund, 0.35%; for Microcap Value Fund, 0.25%. Founded in 1940, Babson Capital, an SEC registered investment advisor, provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. Babson Capital's principal locations are One Memorial Drive, Cambridge, Massachusetts 02142 and 1500 Main Street, Springfield, Massachusetts 01115. Babson Capital is an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), which is headquartered in Springfield, Massachusetts. MassMutual is an insurance organization founded in 1851 and is considered to be a controlling person of Babson Capital under the Investment Company Act of 1940, as amended. As of November 30, 2004, Babson Capital had assets under management totaling $88.4 billion.

The Investment Counsel Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Counsel Agreements or interested persons of any such parties, at a meeting called for the purpose of voting on the Investment Counsel Agreements, held on March 11, 2004, and by the Funds' sole initial shareholder on April 16, 2004. The Investment Counsel Agreements for each Fund will remain in effect for two years and will continue thereafter for each Fund only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Counsel Agreement or "interested persons" (as defined in the 1940
Act) of any such party.

The Investment Counsel Agreements may be terminated with respect to a Fund at any time without payment of any penalty, by the Board of Trustees, or by the vote of a majority of the outstanding voting securities of that Fund, or by the Advisor, or by Babson Capital upon 60 days written notice to the other party. The Investment Counsel Agreements automatically terminate with the Investment Advisory Agreement without the payment of any penalty, upon 60 days written notice by the Fund to the Advisor that the Board of Trustees or the shareholders by vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) has terminated the Investment Advisory Agreement. An Investment Counsel Agreement automatically terminates in the event of its assignment or assignment of the Investment Advisory Agreement unless such assignment is approved by the Trustees and the shareholders of the Fund (as herein before provided) or unless an exemption is obtained from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this paragraph.

For the three month period ended September 30, 2004, the Advisor paid Babson Capital fees for its sub-advisory services amounting to: $444,773 for Enterprise Fund; $108,144 for Enterprise Small Cap Fund; $137,217 for Microcap Value Fund; and $331,888 for Value Fund.

During the twelve-month period ended June 30, 2004 and the two most recent fiscal years ended June 30, 2003 and 2002, Voyageur paid Babson Capital fees for its sub-advisory services amounting to: $1,574,117, $1,078,518 and $1,285,154, respectively, for Enterprise Fund; $398,749, $311,590 and $277,466, respectively, for Enterprise Fund II (now Enterprise Small Cap Fund); $415,151, $529,302 and $814,927, respectively, for Growth Fund (now reorganized into Large Cap Growth Fund); $395,354, $209,230 and $119,330, respectively, for Shadow Stock Fund (now Microcap Value Fund); $1,371,268, $1,279,539 and $957,033,
respectively, for Value Fund; $150,171, $225,652 and $189,702, respectively, for D.L. Babson Bond Trust -- Portfolio L (now reorganized into Quality Fixed Income
Fund); $33,507, $47,870 and $186,369, respectively, for D.L. Babson Bond Trust -- Portfolio S (now reorganized into Quality Fixed Income Fund); $44,023, $55,499 and $164,205, respectively, for D.L. Babson Money Market Fund (now reorganized into Prime Money Market Fund); and $46,725, $95,240 and $90,010, respectively, for Tax-Free Income Fund (for which Babson Capital no longer serves as sub-advisor).


DENVER INVESTMENT ADVISORS LLC ("DIA"). DIA serves as Sub-Advisor to Small Cap International Fund pursuant to a Sub-Advisory Agreement with Voyageur. The Advisor pays DIA an annual fee of 77.5/100 of one percent (0.775%) for the first $250 million and 70/100 of one percent (0.70%) for amounts in excess of $250 million with respect to Small Cap International Fund based on the Fund's average daily total net assets.

The Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Sub-Advisory Agreement, held on March 11, 2004, and by the Fund's sole initial shareholder on April 16, 2004. The Sub-Advisory Agreement for the Fund will remain in effect for one year and will continue thereafter for each Fund only as long as such continuance is approved at least annually in a manner consistent with the 1940 Act.


The Investment Counsel Agreements may be terminated at any time without payment of any penalty, by the Advisor upon 60 days written notice to DIA, by the Trust either by a vote of a majority of the Board of Trustees of the Trust or by a vote of the majority of the outstanding shares of beneficial interest of the Fund, or, by DIA on 60 days written notice to the Advisor. The Sub-Advisory Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement or its assignment.


For the three month period ended September 30, 2004, the Advisor paid DIA fees for its sub-advisory services amounting to $9,729 for Small Cap International Fund.

The following advisory fees were paid to DIA by the Small Cap International Fund for the fiscal year ended June 30, 2002, for the fiscal year ended June 30, 2003 and for the twelve-month period ended June 30, 2004, respectively: $25,774, $23,809 and $34,365. Located at Seventeenth Street Plaza, 1225 17th Street, 26th Floor, Denver, Colorado 80202, DIA was founded in 1958 as a wholly-owned subsidiary of a regional bank and was reorganized in 1994 as a management owned Colorado limited liability company. As of November 30, 2004, DIA had assets under management of $7.0 billion.


APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS, INVESTMENT COUNSEL AGREEMENTS AND THE SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES


At a meeting held March 11, 2004, the Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreements, Investment Counsel Agreements and the Sub-Advisory Agreements (the "Agreements"), approved the Agreements. As part of their review of the Agreements, the Trustees received and discussed certain information, including information regarding the advisory services performed, qualifications of staffing, and Fund performance. The Board met with representatives from the Advisor's senior management, as well as the senior investment professionals, to discuss this information and Voyageur's intentions with regard to the management of the Funds. The Board reviewed the quality of the services provided to the Funds by Voyageur, Babson and DIA, including information prepared by a third-party consultant as to each Fund's performance relative to an appropriate benchmark as well as compared to the Fund's appropriate peer group. The Board also reviewed the investment management fees payable to Voyageur and by Voyageur to Babson and DIA. In this connection, the Board reviewed comparative information prepared by a third-party consultant on investment management fees paid and expenses incurred by similarly situated funds.


In connection with their deliberations, the independent Trustees met separately with their independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations.

In voting to approve the relevant agreements, based upon the information provided, the Board took cognizance of the fees payable by the Funds in relation to those paid by similarly situated funds and considered that the fee structure for each Fund was competitive with its peer group. In this regard, the Board also considered the term and magnitude of the contractual expense limitation agreements currently in effect for certain Funds.

The Board considered the high quality of the services performed for each Fund by Voyageur, Babson and DIA, including the extensive research capabilities and fundamental analysis performed. The Board also considered the strong experience of Voyageur, Babson and DIA, the compliance structure and systems established by Voyageur, Babson and DIA and the financial viability of Voyageur, Babson and DIA. The Board also considered steps that already had been taken by Voyageur, Babson and DIA to expand upon existing research capabilities and compliance processes and steps that were expected to be taken to maintain and/or enhance such capabilities and processes. While the Board acknowledged that the historical relative performance of the Funds has varied over time, the Board determined that, based upon the information provided, each of Voyageur, Babson and DIA was taking positive steps to seek to achieve strong performance for each applicable Fund (i.e., each Fund to which it provides advisory/sub-advisory services) relative to such Fund's respective benchmark, and that each of Voyageur, Babson and DIA was continuing to invest in its investment capabilities.

In addition, the Board also noted that the Advisor would continue to have in place the portfolio management teams that served each Fund prior to the reorganization on April 16, 2004 ("Reorganization") through which various funds managed by Voyageur would be reorganized into separate series of the Trust. The Board also considered the effects of the expense limitation agreements that would continue to be applied subsequent to the Reorganization on terms at least as favorable as those which had been in effect prior to the Reorganization. Finally, the Board took into account various advantages and benefits expected to be associated with the overall consolidation of the Funds under the Tamarack Funds complex, including operational, compliance and distribution services.

Based upon its review, the Board determined that the advisory fees proposed to be payable to Voyageur were reasonable and fair and concluded that it is in the interest of the Funds and their shareholders for the Board to approve the Agreements for the Funds. In arriving at its decision to approve the renewal of each of the agreements, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

PROXY VOTING POLICIES

The Trust has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Trust's Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Trust's Board of Trustees. The Proxy Voting Policies of the Fund and Wells Fargo Bank, N.A. are attached as Appendix B and Exhibit A, respectively.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted these proxies during the most recent twelve-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 1-800-422-2454; and (ii) on the SEC's website at http://www.sec.gov.

DISTRIBUTION OF FUND SHARES

Tamarack Distributors Inc. is principal underwriter for shares of the Equity Funds and Fixed Income Funds; RBC Dain Rauscher Inc. is principal underwriter for shares of the Money Market Funds (Tamarack Distributors Inc. and RBC Dain Rauscher, Inc. are each referred to as a "Distributor," together, as the "Distributors"). The Distributors are located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Distributors are affiliates of Voyageur. Each Distributor serves pursuant to a Distribution Contract. Each Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributors are not obligated to sell any specific amount of shares.

Each of the Equity Funds and Fixed Income Funds (collectively, the "Plan Funds") has adopted a Plan of Distribution and Servicing ("Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to such Fund. Currently, each Plan applies to Classes A, C and R of each Plan Fund. The Plan permits each Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of each covered Class, subject to limits as listed in the following chart, which shows the maximum Plan fee rate for each Class.

  ----------------------------------------------------------------
                              CLASS A      CLASS C      CLASS R
  ----------------------------------------------------------------
            12B-1 PLAN FEE     0.50%        1.00%        0.50%
  ----------------------------------------------------------------

Plan fees are based on average annual daily net assets of the applicable class. Up to 0.25% of the average annual daily net assets of each class that has a Plan fee may be designated as a Service Fee, as defined in applicable rules of the National Association of Securities Dealers. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements.

Covered costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of a Plan Fund.

Each Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.


Each Plan provides that it may not be amended to increase materially the costs which the Plan Funds or a class of shares of the Plan Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plans with respect to each of the Plan Funds were approved by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Trustees") at an in-person meeting held March 11, 2004. Prior to the Reorganization, the Plans for the predecessors to the Plan Funds, except Large Cap Growth Fund and Small Cap Growth Fund were approved by the Board of Directors of the predecessor funds and by the plan directors who were neither "interested persons" nor had any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of those Plan Funds on April 26, 1994. The Plan with respect to Large Cap Growth Fund, and Small Cap Growth Fund, respectively, was approved by the Board of Directors and by the plan directors of the predecessor funds by vote cast in person at meetings held July 24, 1996, January 29, 1997 and April 27, 1998 called for the purpose of voting on that Plan, and by the sole shareholder of each class of shares of the predecessors to Large Cap Growth Fund and Small Cap Growth Fund on July 24, 1996 and January 29, 1997, respectively. The Plan with respect to the predecessor to Quality Fixed Income Fund was approved by the Board of Directors and the plan directors by vote cast in person at a meeting held January 27, 1999. (Due to a change in applicable regulatory requirements, initial shareholder approval was not required for the predecessor to Quality Fixed Income Fund.) The continuance of the Plans is subject to similar annual approval by the Trustees and the Plan Trustees. Each Plan is terminable with respect to a class of shares of a Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit the Plan Funds and their shareholders.


The Plans are designed to enhance distribution and sales of the Plan Funds and increase assets in the Plan Funds, benefiting Plan Fund shareholders by permitting economies of scale in service provider fees.

The predecessor funds to the Funds described in this SAI were reorganized as series of the Trust effective April 16, 2004, and changed their respective fiscal year ends to September 30, 2004.


For the twelve-month period ended April 30, 2004, the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Plan
Funds: $21,297 for Large Cap Growth Fund, $156,259 for Mid Cap Growth Fund, $13,674 for Small Cap Growth Fund, $13,823 for Government Income Fund and $1,689 for Quality Fixed Income Fund. Without fee waivers, such fees would have been:
$42,594 for Large Cap Growth Fund, $312,516 for Mid Cap Growth Fund, $27,348 for Small Cap Growth Fund, $29,966 for Government Income Fund and $3,917 for Quality Fixed Income Fund. For the period April 19, 2004 to April 30, 2004, the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds: $1 and $0, respectively, for Large Cap Growth Fund; $1 and $0, respectively, for Mid Cap Growth Fund; $1 and $1, respectively, for Small Cap Growth Fund; $1 and $0, respectively, for Government Income Fund; and $1 and $0, respectively, for Quality Fixed Income Fund. For the period from May 1, 2004 to September 30, 2004, the following 12b-1 fees with respect to Class A shares were paid (after applicable fee waivers) by the Plan Funds: $11,255 for Large Cap Growth Fund, $75,320 for Mid Cap Growth Fund, $8,101 for Small Cap Growth Fund, $6,624 for Government Income Fund and $1,234 for Quality Fixed Income Fund. Without fee waivers, such fees would have been: $22,509 for Large Cap Growth Fund, $150,639 for Mid Cap Growth Fund, $16,201 for Small Cap Growth Fund, $13,249 for Government Income Fund and $2,467 for Quality Fixed Income Fund. For the period from May 1, 2004 to September 30, 2004, the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds: $13 and $14, respectively, for Large Cap Growth Fund; $30 and $15, respectively, for Mid Cap Growth Fund; $667 and $13, respectively, for Small Cap Growth Fund; $14 and $10, respectively, for Government Income Fund; and $14 and $9, respectively, for Quality Fixed Income Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers for services in connection with the distribution of Fund shares.

Class A, Class C and Class R Shares of Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund, Small Cap International Fund and Tax-Free Income Fund commenced operations on April 16, 2004. For the period April 19, 2004 to June 30, 2004, the following 12b-1 fees with respect to Class A Shares were paid (after applicable fee waivers) by the Plan Funds: $454 for Enterprise Fund, $188 for Enterprise Small Cap Fund, $41 for Microcap Value Fund, $88 for Value Fund, $85 for Small Cap International Fund, and $11 for Tax-Free Income Fund. Without fee waivers, such fees would have been: $909 for Enterprise Fund, $375 for Enterprise Small Cap Fund, $85 for Microcap Value Fund, $176 for Value Fund, $172 for Small Cap International Fund, and $22 for Tax-Free Income Fund. For the period April 19, 2004 to June 30, 2004, the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds: $21 and $3, respectively, for Enterprise Fund, $204 and $3, respectively, for Enterprise Small Cap Fund, $7 and $8, respectively, for Microcap Value Fund, $8 and $3, respectively, for Value Fund, $6 and $3, respectively, for Small Cap International Fund, and $6 and $3, respectively, for Tax-Free Income Fund. For the period from July 1, 2004 to September 30, 2004, the following 12b-1 fees with respect to Class A shares were paid (after applicable fee waivers) by the Plan Funds: $1,562 for Enterprise Fund, $766 for Enterprise Small Cap Fund, $607 for Microcap Value Fund, $295 for Value Fund, $130 for Small Cap International Fund and $98 for Tax-Free Income Fund. Without fee waivers, such fees would have been: $3,124 for Enterprise Fund, $1,532 for Enterprise Small Cap Fund, $1,214 for Microcap Value Fund, $590 for Value Fund, $261 for Small Cap International Fund and $196 for Tax-Free Income Fund. For the period from July 1, 2004 to September 30, 2004, the following 12b-1 fees with respect to Class C and Class R Shares were paid by the Plan Funds: $116 and $5, respectively, for Enterprise Fund; $473 and $4, respectively, for Enterprise Small Cap Fund; $139 and $117, respectively, for Microcap Value Fund; $12 and $4, respectively, for Value Fund; $8 and $4, respectively, for Small Cap International Fund; and $8 and $4, respectively, for Tax-Free Income Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers for services in connection with the distribution of Fund shares.

ADDITIONAL PAYMENTS. The Distributors or the Advisor may make additional payments, out of their own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Funds' shares. No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Dain Rauscher Inc. in recognition of administrative and distribution-related services provided by RBC Dain Rauscher Inc. to shareholders. In addition, certain Intermediaries may receive sub-transfer agency fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.


ADMINISTRATIVE SERVICES

Voyageur serves as Administrator to the Funds and BISYS Fund Services Ohio, Inc. ("BISYS") serves as Sub-Administrator to the Funds. Voyageur provides administrative services necessary for the operation of the Funds, including among other things, (i) respond to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust's registration statement, proxy statements and all annual and semi annual reports to Fund shareholders and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Advisor, Sub-Advisors, Distributors, custodians, independent accountants, legal counsel and others. In addition, the Voyageur furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with Voyageur. For administrative services provided to Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, Voyageur receives from each Money Market Fund a fee, payable monthly, at the annual rate of 0.25% of each such Fund's average daily net assets. For administrative services provided to the Equity and Fixed Income Funds, Voyageur receives from each Equity and Fixed Income Fund a fee, payable monthly, at the annual rate of 0.10% of each Equity and Fixed Income Fund's average daily net assets. For its services as Sub-Administrator, BISYS receives a fee payable by Voyageur out of Voyageur's own resources.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in New York City, New York and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and record keeping services in partnership with banking institutions and investment management companies. BISYS has its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.


For the five month period ended September 30, 2004, Voyageur received administrative fees of $90,565, $54,507, $8,500, $9,407 and $49,479 from Large
Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the twelve-month period ended April 30, 2004, BISYS received administration fees of $73,034, $229,861, $32,020, $38,093 and $63,215 from Large Cap Growth
Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

Prior to the Reorganization, for the fiscal year ended April 30, 2003, BISYS received administration fees of $233,085, $82,223, $35,678, $48,860 and $81,262 from the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

For the fiscal year ended April 30, 2002, BISYS received administration fees of $212,523, $247,359, $45,750, $60,358 and $121,872 from the predecessors to Large
Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Government Income Fund and Quality Fixed Income Fund, respectively.

Prior to May 1, 2003 for Enterprise Fund, Enterprise Small Cap Fund, Value Fund, Microcap Value Fund, Tax-Free Income Fund and for Small Cap International Fund, the Funds paid a single "unified" management fee for advisory and administrative services to Jones & Babson, Inc. in the amounts listed above. For the period May 1, 2003 to June 30, 2003, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund paid Jones & Babson, Inc. $124,600, and Small Cap International Fund paid Jones & Babson, Inc. $546 pursuant to the administrative services agreements between the Funds and Jones & Babson, Inc. For the twelve-month period ended June 30, 2004, Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Tax-Free Income Fund paid Jones & Babson, Inc. and Voyageur, its successor, $954,773, and Small Cap International Fund paid Jones & Babson, Inc. and Voyageur, its successor, $4,434, pursuant to the administrative services agreements between the Funds and Jones & Babson, Inc. and Voyageur, its successor. For the three month period ended September 30, 2004, Voyageur received administrative fees of $85,937, $18,612, $54,886, $94,824, $1,255 and $7,070 from Enterprise Fund, Enterprise
Small Cap Fund, Microcap Value Fund, Value Fund, Small Cap International Fund and Tax-Free Income Fund, respectively.

For the two month period ended September 30, 2004, Voyageur received administrative fees of $3,339,130, $393,077 and $426,653 from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively. Voyageur did not receive administrative fees from Institutional Prime Money Market Fund or Institutional Tax-Free Money Market Fund during the period.

For the twelve month period ended July 31, 2004, Voyageur received administrative fees of $20,326,410, $2,510,566 and $2,568,098 from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively (and each of their respective predecessor funds prior to the April 16, 2004 reorganization). Voyageur did not receive administrative fees from Institutional Prime Money Market Fund or Institutional Tax-Free Money Market Fund (or their predecessor funds) during the period.

Prior to the Reorganization, for the fiscal year ended July 31, 2003, Voyageur received administrative fees of $20,914,139, $2,737,347 and $2,429,571 from the predecessors to Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively. Voyageur did not receive administrative fees from the predecessors to Institutional Prime Money Market Fund or Institutional Tax-Free Money Market Fund during the period.

For the fiscal year ended July 31, 2002, Voyageur received administrative fees of $3,507,325, $463,290 and $381,674 from the predecessors to Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively. Voyageur did not receive administrative fees from the predecessors to Institutional Prime Money Market Fund or Institutional Tax-Free Money Market Fund during the period.


The Administration Agreements and the Sub-Administration Agreements for Enterprise Fund, Enterprise Small-Cap Fund, Value Fund, Microcap Value Fund, Small Cap International Fund, Tax-Free Income Fund and each Money Market Fund, were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of such parties, at a meeting held March 11, 2004. The Administration Agreements may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board or by the vote of a majority (as defined in the 1940 Act) of that Fund, or by the Administrator, upon sixty days written notice to the other party.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined on each day, Monday through Friday, that the New York Stock Exchange ("NYSE") is open (each, a "Value Day"), as of the close of regular trading on the NYSE ("Value Time"). The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Advisor and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

MONEY MARKET FUNDS. The Money Market Funds value their portfolio securities using the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premiums, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes to the prevailing interest rates.

All Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current net asset value per share of each Fund using market values of each Fund's securities from such Fund's $1.00 amortized cost net asset value. In determining the market value of any security, actual quotations or estimates of market value by any approved pricing service may be used. If quotations are not available, and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under the Trust's pricing and valuation procedures.

ALL OTHER FUNDS. For the other Funds, the value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the last sale on a secondary exchange will be used. Securities for which the Nasdaq Stock Market, Inc. ("NASDAQ") provides a NASDAQ Official Closing Price ("NOCP") will be valued at the NOCP as originally computed for each Value Date, or, if such NOCP for that day is corrected, at the corrected NOCP. Over-the-counter common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. Investment company securities are valued at the NAV calculated for such securities on the Value Date. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Advisor or relevant Sub-Advisor, are valued at fair value using the Trust's pricing and valuation procedures. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be valued by an approved pricing agent based on its proprietary calculation model. Such securities are considered to be fair valued; however, because the prices are provided by an independent approved pricing agent, the Trust's fair value procedures need not be followed. If the Fund accounting agent believes that a price provided by the approved pricing agent does not represent the fair current market value of the security, the fund accounting agent will contact the Advisor or relevant Sub-Advisor and ask them to identify a broker who covers the security and can provide a reliable market quotation. The appropriateness of the continued use of the broker for this purpose will be reviewed by the pricing committee and reported to the Valuation Committee at its next meeting. Securities with fewer than 61 days to maturity at the time of purchase will be valued at amortized cost, unless such method is determined by the pricing committee to be inappropriate due to credit or other impairments of the issuer.

Generally, foreign equity and fixed income securities are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the last bid quotation. The value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation as of the Value Time. United Kingdom securities, depending on the principal market in which the security trades, will be valued using the last available sale price or the latest "mid-market price." Canadian securities that are actively traded in the United States, are valued at the latest available sale price, or, absent such a price, at the latest bid quotations on the exchange on which the security was purchased. Securities traded in South America and Central America will be valued at their latest sale price as of the Value Time, and in the absence of a sale, will be valued at the latest bid quotation as of the Value Time.

Other types of securities and assets owned by a Fund (for example, options, futures, rights and warrants) are valued using procedures contained in the Trust's pricing and valuation procedures.

If the value of a given security or other asset of a Fund cannot be determined on the basis of the pricing methodologies described above, the value will be determined in a manner that most fairly reflects the security's (or asset's) "fair value," which is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. A significant valuation event may include one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today's Value time, in the value of one or more securities indexes that the Fund uses as a "benchmark" or that are determined by the Pricing Committee to be relevant to the Fund's portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the

Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust's fair value pricing procedures.

                             PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreements and Sub-Advisory Agreements, the Advisor or Sub-Advisor, as applicable, places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Advisor or a Sub-Advisor believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Investment decisions for the Funds and for the other investment advisory clients of the Advisor or Sub-Advisor, as applicable, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Advisor or Sub-Advisor, as applicable, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor, a Sub-Advisor or the Distributors are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Advisor or Sub-Advisor with broker-dealers which, in the judgment of the Advisor or a Sub-Advisor, as applicable, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Advisor or a Sub-Advisor, as applicable, will seek the best execution of the Fund's orders.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Advisor or Sub-Advisor, as applicable, is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Advisor or Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Many factors affect the selection of a broker including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its reliability and financial condition.

Additionally, some of the brokers with whom Voyageur effects transactions may have also referred investment advisory clients to Voyageur. However, any transactions with such brokers will be subject to best execution obligations. Voyageur and any Sub-Advisors may not consider sales of Tamarack Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Tamarack Funds.

The Advisor or, where applicable, a Sub-Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor or Sub-Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor or Sub-Advisor. Subject to the limitations of Section 28(e) of the Securities Exchange Act of 1934 (the "Act") and the Trust's soft dollar guidelines, Voyageur or a Sub-Advisor may use soft dollars to obtain appropriate research and execution services and products.

The Advisor or a Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Advisor or Sub-Advisor. By allocating transactions in this manner, the Advisor and the Sub-Advisors can supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and Sub-Advisors in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Advisor and their affiliates receive such services.


For the five month period ended September 30, 2004, $100,821, $77,170 and $12,435 were paid in brokerage commissions by Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund. Of these amounts, none was paid to affiliated brokers. For the three month period ended September 30, 2004, $139,903, $25,790, $40,763, $91,258 and $4,741 were paid in brokerage commissions by Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Small Cap International Fund. Of these amounts, Tamarack Enterprise Small Cap Fund paid $400 to RBC Dominion Securities, Inc. This represented 1.6% of the Fund's aggregate brokerage commissions during the period and 0.9% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Microcap Value Fund paid $165 to RBC Dominion Securities, Inc. This represented 0.4% of the Fund's aggregate brokerage commissions during the period and 0.1% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. RBC Dominion Securities, Inc. is an affiliate of Voyageur.

For the twelve-month period ended April 30, 2004, $341,874, $503,972 and $43,998 were paid in brokerage commissions by the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, respectively. Of these amounts, none was paid to any affiliated brokers. For the twelve-month period ended June 30, 2004, $675,153, $104,690, $349,673 and $201,857 were paid in brokerage commissions by Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund and Value Fund, respectively. Of these amounts, Tamarack Enterprise Fund paid $5,775 to RBC Dominion Securities, Inc. This represented 0.9% of the Fund's aggregate brokerage commissions during the period and 0.9% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Enterprise Small Cap Fund paid $2,328 to RBC Capital Markets Corporation. This represented 2.2% of the Fund's aggregate brokerage commissions during the period and 1.5% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Enterprise Small Cap Fund paid $890 to RBC Dominion Securities, Inc. This represented 0.9% of the Fund's aggregate brokerage commissions during the period and 0.6% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Microcap Value Fund paid $400 to RBC Capital Markets Corporation. This represented 0.1% of the Fund's aggregate brokerage commissions during the period and 0.1% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. Tamarack Value Fund paid $280 to RBC Dominion Securities, Inc. This represented 0.1% of the Fund's aggregate brokerage commissions during the period and 0.1% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. RBC Dominion Securities, Inc. and RBC Capital Markets Corporation are affiliates of Voyageur.

Prior to the Reorganization, for the fiscal year ended April 30, 2003, $133,380, $263,719 and $94,216 were paid in brokerage commissions by the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, respectively. Of these amounts, none was paid to affiliated brokers. Prior to the Reorganization, for the fiscal year ended June 30, 2003, $534,324, $55,013, $106,205, $987,296 and $9,481 were paid in brokerage commissions by the predecessors to Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Small Cap International Fund, respectively. Of these amounts, none was paid to affiliated brokers.

For the fiscal year ended April 30, 2002, $181,323 $74,424 and $36,730 were paid in brokerage commissions by the predecessors to Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, respectively. Of these amounts, none was paid to affiliated brokers. Prior to the Reorganization, for the fiscal year ended June 30, 2002, $648,300, $82,267, $117,629, $597,143 and $23,804 were paid in brokerage commissions by the predecessors to Enterprise Fund, Enterprise Small Cap Fund, Microcap Value Fund, Value Fund and Small Cap International Fund, respectively. Of these amounts, none was paid to affiliated brokers.


With respect to the predecessor fund to the Small Cap International Fund, for the fiscal year ended June 30, 2002 and fiscal year ended June 30, 2003, the total dollar amount of brokerage commissions paid by the Fund was $23,804 and $9,481, respectively. Of these amounts, none was paid to affiliated brokers. For the twelve-month period ended June 30, 2004, Small Cap International Fund paid $13,668 in brokerage commissions. Of this amount, none was paid to affiliated brokers.

None of the predecessors funds to the Fixed Income Funds or Money Market Funds paid any brokerage commissions for such periods.


As of September 30, 2004, Quality Fixed Income Fund held investments in securities of its regular broker-dealers as follows:

--------------------------------------------------------------------------------------------------------------
                                              APPROXIMATE AGGREGATE VALUE
                                             OF ISSUER'S SECURITIES OWNED
FUND                                            BY THE FUND AT 9/30/2004           NAME OF BROKER OR DEALER
--------------------------------------------------------------------------------------------------------------
Quality Fixed Income Fund                             $    356,715                 Bank of America Corp.
--------------------------------------------------------------------------------------------------------------
Quality Fixed Income Fund                                2,316,552                 JP Morgan Chase & Co.
--------------------------------------------------------------------------------------------------------------
Quality Fixed Income Fund                                   54,196                 Morgan Stanley
--------------------------------------------------------------------------------------------------------------
Quality Fixed Income Fund                                1,059,226                 Goldman Sachs Group, Inc.
--------------------------------------------------------------------------------------------------------------
Quality Fixed Income Fund                                  333,255                 Jeffries Group, Inc.
--------------------------------------------------------------------------------------------------------------
Quality Fixed Income Fund                                  545,799                 Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------------------------------------

As of September 30, 2004, Value Fund held investments in securities of its regular broker-dealers as follows:

--------------------------------------------------------------------------------------------------------------
                                             APPROXIMATE AGGREGATE VALUE
                                             OF ISSUER'S SECURITIES OWNED
FUNDS                                          BY THE FUND AT 9/30/2004          NAME OF BROKER OR DEALER
--------------------------------------------------------------------------------------------------------------
Value Fund                                            $  8,570,674               Bank of America Corp.
--------------------------------------------------------------------------------------------------------------
Value Fund                                              12,184,443               Citigroup Inc.
--------------------------------------------------------------------------------------------------------------
Value Fund                                               9,944,303               Morgan Stanley
--------------------------------------------------------------------------------------------------------------
Value Fund                                              10,541,391               Wells Fargo & Co.
--------------------------------------------------------------------------------------------------------------

As of September 30, 2004, Prime Money Market Fund and Institutional Prime Money Market Fund held investments in securities of their regular broker-dealers as follows:

--------------------------------------------------------------------------------------------------------------
                                             APPROXIMATE AGGREGATE VALUE
                                             OF ISSUER'S SECURITIES OWNED
FUNDS                                          BY THE FUND AT 9/30/2004          NAME OF BROKER OR DEALER
--------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                               $ 99,878,499               Bank of America Corp.
--------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                                 54,968,619               Citicorp, Inc.
--------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                                 99,761,500               Goldman Sachs Group, Inc.
--------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                                200,000,000               Morgan Stanley
--------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                                 80,000,000               Citibank
--------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                                 50,000,000               Wells Fargo & Co.
--------------------------------------------------------------------------------------------------------------
Institutional Prime Money Market Fund                    2,549,122               Goldman Sachs Group, Inc.
--------------------------------------------------------------------------------------------------------------
Institutional Prime Money Market Fund                   25,034,199               Merrill Lynch & Co., Inc.
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PORTFOLIO TURNOVER

Changes may be made in the Funds' portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100% with the exception of Quality Fixed Income Fund, Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities.

                                    TAXATION

Each of the Funds intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions of earnings and profits will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The following table lists the capital loss carry-forwards available to the Tamarack Equity Funds and Fixed Income Funds as of September 30, 2004.



FUND NAME                                         AMOUNT              EXPIRES
---------                                         ------              -------
Small Cap International                        $   459,320              2008
                                                   202,539              2009
                                                    54,546              2012
Large Cap Growth*                               32,987,160              2008
                                                14,580,522              2009
                                                 3,895,357              2010
Mid Cap Growth                                   3,250,469              2012
Quality Fixed Income*                              115,326              2008
                                                   482,219              2009
                                                 1,358,311              2010
                                                 1,229,732              2011
Government Income                                   84,332              2012


* As a result of certain reorganization transactions occurring on April 16, 2004, pursuant to which certain other open-end investment companies (or portfolios thereof) were combined into the predecessors to Large Cap Growth Fund and Quality Fixed Income Fund, the ability of these Funds to offset capital gains with any resulting net capital loss carry-forwards may be limited.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. A portion of the dividends received by individual shareholders from certain Funds may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. A portion of distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

In some cases, shareholders of a Fund will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

If more than 50% of the value of Small Cap International Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Because application of the deduction or credit for foreign taxes paid is subject to numerous limitations and depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if:
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


TAX-FREE INCOME FUND, TAX-FREE MONEY MARKET FUND, INSTITUTIONAL TAX-FREE MONEY MARKET FUND ("TAX-FREE FUNDS"). Each Tax-Free Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. Each Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that a Tax-Free Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. Each Tax-Free Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of a Tax-Free Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that a Tax-Free Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Tax-Free Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of a Tax-Free Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares.

Deductions for interest expense incurred to acquire or carry shares of a Tax-Free Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as a Tax-Free Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, the Advisor and their affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of a Tax-Free Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Tax-Free Fund should consult their tax advisors about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in a Tax-Free Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisors regularly about the tax consequences to them of investing in one or more of the Funds.


                                OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of seventeen separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable.

Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

The Trust is a diversified open-end investment management company and under the Agreement and Declaration of Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

Wells Fargo Bank, N.A., Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Trust's assets. Bank of New York serves as Sub-Custodian for Small Cap International Fund.

Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105 ("BFDS"), serves as the transfer agent for the Equity Funds and Fixed Income Funds. The current agreement with BFDS limits the potential liability of BFDS in certain circumstances to the amount of fees earned by BFDS within a twelve month period under the agreement. In the event that the aggregate amount of losses incurred by the Funds and attributable to BFDS under the agreement is exceeded, the Funds have the ability to terminate the agreement with BFDS immediately. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent for the Money Market Funds.

BFDS is also the dividend paying agent for the Funds.

BISYS Fund Services, LP, 3435 Stelzer Road, Columbus, Ohio 43219, provides fund accounting services to the Funds pursuant to a Fund Accounting Agreement.

In connection with Microcap Value Fund, the Advisor has an agreement with Analytic Systems, Inc. to provide it with certain portfolio and securities analysis consulting services. For these services, the Advisor pays Analytic Systems a fee at an annual rate of 20/100 of 1% of the average daily net assets of Microcap Value Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP, 180 N. Stetson Ave, Chicago, Illinois 60611, was selected by the Board of Trustees to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2004. Deloitte & Touche LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.

For the twelve-month period ended April 30, 2004, Deloitte & Touche LLP served as the independent registered public accounting firm for Tamarack Quality Fixed Income Fund, Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund and Tamarack Small Cap Growth Fund and the predecessor funds thereto.

For the twelve-month period ended June 30, 2004, Deloitte & Touche LLP served as the independent registered public accounting firm for Tamarack Enterprise Fund, Tamarack Enterprise Small Cap Fund, Tamarack Value

Fund, Tamarack Small Cap International Fund, Tamarack Microcap Value Fund and Tamarack Tax-Free Income Fund and the predecessor funds thereto.


For the twelve-month period ended July 31, 2004, Deloitte & Touche LLP served as the independent registered public accounting firm for Tamarack Prime Money Market Fund, Tamarack Institutional Prime Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Tax-Free Money Market Fund and Tamarack U.S. Government Money Market Fund and the predecessor funds thereto.


COUNSEL

Dechert LLP, 200 Clarendon Street, 27th Floor, Boston MA 02116, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as Counsel to the Trust.

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisors and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisors and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees has approved a Portfolio Disclosure Policy for the Trust.

The policy provides that, in general, the Trust will not selectively release or make available information on portfolio holdings to any shareholder, financial intermediary or information service or other third party, without that information being available to all shareholders.

The policy provides that, on a monthly basis, the Trust will make available to shareholders information on the top ten portfolio holdings of each Fund. This information is generally posted on the Trust's website within ten business days of each month end (or no later than the fifteenth calendar day of the next following month). Once the information is posted on the website, the information will be provided to shareholders or other parties upon request.

The policy also provides that, on a quarterly basis, the Trust will make available to shareholders a complete list of portfolio holdings of each Fund. This information is generally posted on the Trust's website within five business days of each calendar quarter end. The day after being posted on the website, the information may be provided to shareholders or other parties upon request.

Each Fund's investment advisor, sub-advisor if applicable, administrator, sub-administrator, fund accounting agent and custodian will have access to a Fund's holdings before they are publicly disclosed. These entities need that information to provide ongoing services to the Funds. These entities are required by contract and federal securities law to maintain the confidentiality of that information until it is publicly available and not to misuse the information. From time to time, a Fund may have a legitimate business need to disclose its portfolio holdings to its independent registered public accounting firm or legal counsel, a potential new advisor or sub-advisor, or another entity before those holdings are publicly available. Such disclosure will be made only upon the advance approval of an executive officer of the Trust and subject to an agreement to keep the information confidential and not to misuse the information.

In addition, as of the effective date of this SAI, the Funds' portfolio holdings are disclosed to the following service providers as part of ongoing arrangements that serve legitimate business purposes: Lipper, Morningstar and Vestek Systems, Inc. The portfolio holdings are released to these entities so that the Funds may be included in each entity's industry reports and other materials. The information is released at least one day after it is posted on the Trust's website.

Portfolio holdings information will be released to individual investors, institutional investors, financial intermediaries that distribute Fund shares, third-party service providers, rating and ranking organizations, and other persons only in accordance with the above requirements. It is the Fund's policy to prohibit the receipt of compensation by the Funds, the investment advisor, the sub-advisors, or any affiliated person of the Funds in exchange for releasing a Fund's portfolio holdings information.

The CCO is responsible for overseeing the disclosure of each Fund's portfolio holdings for compliance with the Trust's Portfolio Disclosure Policy, as summarized above. As part of this responsibility, the CCO will review the Trust's disclosure practices to address any conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund's investment advisor, sub-advisor if applicable, principal underwriter, or affiliated persons, on the other, and to ensure that all disclosures of a Fund's portfolio holdings are in the best interests of Fund shareholders.

The Board of Trustees will review this policy periodically as part of its ongoing oversight of the Trust's compliance program.


REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements of the Funds included in their most recent Annual Reports are incorporated herein by reference to such Reports. The dates of the Reports are as follows: Equity Funds, September 30, 2004; Fixed Income Funds, September 30, 2004; and Money Market Funds, September 30, 2004. Copies of such Annual Reports are available without charge upon request by writing to Tamarack Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, or telephoning
(800) 422-2766 or on the Funds' website at www.tamarackfunds.com.


The financial statements for the periods ended September 30, 2004 in the Annual Reports for the Equity Funds, Fixed Income Funds and Money Market Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

The financial statements for the periods ended April 30, 2004, in the Annual Report for Large Cap Growth, Mid Cap Growth, Small Cap Growth, Government Income and Quality Fixed Income Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

The financial statements for the periods ended June 30, 2004, in the Annual Report for Enterprise, Enterprise Small Cap, Value, Microcap Value and Tax-Free Income Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm (except for the Financial Highlights for these Funds for years ended before June 30, 2004 which were audited by other auditors), and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.


The financial statements for the periods ended June 30, 2004, in the Annual Report for Small Cap International Fund and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm (except for the Financial Highlights for this Fund for years ended before June 30, 2004 which were audited by other auditors), and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

The financial statements for the periods ended July 31, 2004, in the Annual Report for Prime Money Market, U.S. Government Money Market, Tax-Free Money Market, Institutional Prime Money Market and Institutional Tax-Free Money Market Funds and incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm (except for information for fiscal years ended July 31, 2002 or earlier, which was audited by other firms), and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("S&P"):

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB- -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- Bonds rated B have a greater vulnerability to nonpayment than obligations rated 'BB' but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY'S:

Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG-1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG-2/VMIG 2 -- This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG 3 -- This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG -- This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S:

Prime - 1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in will-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime - 3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR - Withdrawn

S&P:

A-1 - An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 - An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B - An obligor rated "B" is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - An obligor rated "C" is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D - An obligor rated "D" is in payment default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - An issuer designated N.R. is not rated.

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH INVESTORS SERVICE, INC. ("FITCH"):

International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction. The following scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA -- HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB -- SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D -- DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

NOTES: -- "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'. 'NR' indicates that Fitch

Ratings does not publicly rate the issuer or issue in question. 'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(XXX) -- 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(XXX) -- 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(XXX) -- 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(XXX) -- 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(XXX) -- 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(XXX) -- 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(XXX), CC(XSX), C(XXX) -- These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(XXX), DD(XXX), D(XXX) -- These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1 -- HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 -- GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 -- FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in reduction to non-investment grade.

B -- SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C -- HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D -- DEFAULT. Denotes actual or imminent payment default.

NOTES -- "+" may be appended to an 'F1' rating class to denote relative status within the category. 'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question. 'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch:
Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(XXX) -- Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2(XXX) -- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(XXX) -- Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(XXX) -- Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(XXX) -- Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(XXX) -- Indicates actual or imminent payment default.

NOTE TO NATIONAL SHORT-TERM RATINGS: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                                   APPENDIX B


                              TAMARACK FUNDS TRUST
                              --------------------

                      PROXY VOTING POLICIES AND PROCEDURES
                        (EFFECTIVE DATE: APRIL 16, 2004)

I.       STATEMENT OF PRINCIPLE

         The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust's shareholders and has accordingly adopted these policies and procedures on behalf of each of its series listed on Exhibit A (the "Funds").

II.      DELEGATION TO CUSTODIAN

         The Trust delegates authority to vote proxies on behalf of the Funds to Wells Fargo Bank, N.A. (the "Custodian"), as custodian of the assets of each Fund.

III. ADOPTION OF CUSTODIAN'S POLICIES

         The Board of Trustees adopts the Custodian's proxy voting policies and procedures, which are attached as Exhibit B as the policies and procedures that will be used in respect of each Fund and accordingly, by the Custodian when exercising voting authority on behalf of the Trust.

IV.      REVIEW OF PROXY VOTING POLICY AND PROCEDURES

         The Board of Trustees will review these policies and procedures (including the Custodian's policies and procedures) on an annual basis and at such other times as it may determine.

V.       RECORDKEEPING

         The Trust will maintain (or cause Wells Fargo or another service provider to maintain) all records and materials related to proxy voting decisions and the proxy voting process in accordance applicable rules and regulations under the Investment Company Act of 1940, as amended.

                                                                       EXHIBIT A
                                                                       ---------


                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

                                  INTRODUCTION
                                  ------------

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by TOC. A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Wells Fargo Bank (WFB) as their agent to vote proxies, following the standard Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability.

                             PROXY POLICY STATEMENT
                             ----------------------

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

         1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

                  o an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

                  o upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

         2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

                  a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

                           1)       Length of service of senior management

                           2)       Number/percentage of outside directors

                           3) Consistency of performance (EPS) over the last five years

                           4)       Value/growth of shares relative to
                                    industry/market averages

                           5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

                  b. If the Board is viewed to be independent and the financial performance of the Company has been good:

                           1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

                           2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

                  c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

                  d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

         1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

         2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

         3. Standard shareholder proposals will be voted as indicated on Exhibit C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

-------------------------------------------------------------------------------------------------------
Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The            FOR
Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

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Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members           AGAINST/
if non-audit fees are greater than audit fees, audit-related fees, and permitted         WITHHOLD
tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify                FOR
auditors unless:

o   an auditor has a financial interest in or association with the company,              AGAINST
    and is therefore not independent, or

o   there is reason to believe that the independent auditor has rendered an              AGAINST
    opinion that is neither accurate nor indicative of the company's financial position.

WFB will vote against proposals that require auditors to attend annual meetings          AGAINST
as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit their            CASE-BY-CASE
auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder vote for audit          FOR
firm ratification.

WFB will vote against shareholder proposals asking for audit firm rotation. This         AGAINST
practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the               CASE-BY-CASE
auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment of              AGAINST
independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

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Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to approve               FOR
directors' and auditors' reports, unless:


o there are concerns about the accuracy of the accounts presented or the auditing procedures used; AGAINST

o the company is not responsive to shareholder questions about specific items that should be publicly disclosed. AGAINST

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
Shareholders can find reference to any irregularities or problems with the company in the auditors report.

-------------------------------------------------------------------------------------------------------
Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the             FOR
board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a reorganization          CASE-BY-CASE
of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of               FOR
the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

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Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for            FOR
employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift and            FOR
savings plans, retirement plans, pension plans and profit plans.

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Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer           FOR
of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals if adequate            AGAINST
information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

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Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO         AGAINST
be held separately.

Separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director.
However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both           AGAINST
chairman and CEO if there is no adequate justification provided by the company.

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Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be                    FOR
independent directors, unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will vote for proposals requesting that the board audit, compensation                FOR
and/or nominating committees be composed of independent directors, only.
Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit,              WITHHOLD
compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the 'single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The          CASE-BY-CASE
French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent or         AGAINST
criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the             AGAINST
issue of board diversity.

WFB will vote against proposals from shareholders requesting an independent              AGAINST
compensation consultant.

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Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of           AGAINST
shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

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Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers,          FOR
when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly-broad.          AGAINST
For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance to         AGAINST
auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

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Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and               FOR
management unless:

o   there are serious questions about actions of the board or management                 AGAINST
    for the year in question;

o   legal action is being taken against the board by shareholders.                       AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

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Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement          AGAINST
of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

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Limitation on Number of Boards a Director May Sit On

WFB will vote against proposals to limit the number of boards a director may sit         AGAINST
on. Placing an arbitrary limit on the number of boards on which a director may serve constitutes unwarranted interference and is not critical to the performance of the company.

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Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of                 AGAINST
directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.

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Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation's           CASE-BY-CASE
By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

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Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation         CASE-BY-CASE
to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.

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Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on         CASE-BY-CASE
a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

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Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering               CASE-BY-CASE
the following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy
contest are made on a case-by-case basis as proxy contests are governed by a             CASE-BY-CASE
mix of federal regulation, state law, and corporate charter and bylaw provisions.

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Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case by case basis. In             CASE-BY-CASE
some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of protected board seats, as all directors should be accountable to shareholders.
                                                                                         FOR
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Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate                         CASE-BY-CASE
shareholders' rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of
directors is abusive and will warrant a vote against the proposal.                       AGAINST

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Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies                   AGAINST
without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect
directors to fill board vacancies.                                                       FOR

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Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a                 CASE-BY-CASE
case-by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually we will not support cumulative voting.

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Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or            CASE-BY-CASE
special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a CASE-BY-CASE special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

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Board Size

WFB will vote for proposals that seek to fix the size of the board, as the               FOR
ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may
decrease a minority shareholder's chances of electing a director.                        AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

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Shareholder Rights Plan (Poison Pills)
                                                                                         FOR
WFB will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.

Alternatively, WFB will analyze proposals to redeem a company's poison pill,
or requesting the ratification of a poison pill on a case-by-case basis.                 CASE-BY-CASE

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all
shares (or more recently majority of shares) that includes a fairness opinion            CASE-BY-CASE
and evidence of financing does not trigger the bill but forces a special meeting at which the CASE-BY-CASE offer is put to a shareholder vote. Also,
WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

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Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating              CASE-BY-CASE
factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB will vote against fair price provisions with shareholder vote
requirements of 75% or more of disinterested shares.                                     AGAINST

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Greenmail

WFB will generally vote in favor of proposals limiting the corporation's
authority to purchase shares of common stock (or other outstanding                       FOR
securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as
"anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze
restructurings that involve the payment of pale greenmail on a case-by-case              CASE-BY-CASE
basis.

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Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share,             FOR
one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the number of votes
a shareholder is entitled to. Any measure that places a ceiling on voting may            AGAINST
entrench management and lessen its interest in maximizing shareholder value.

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Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class             AGAINST
or multiple-voting stock which may be used in exchanges or recapitalizations.
Dual class or multiple-voting stock carry unequal voting rights which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or
multiple-voting stock which carry different rights than the common stock.                FOR

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately compensated with a
higher dividend and the total amount of preference share capital is not greater          FOR
than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

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Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the
shareholder vote necessary to approve mergers, acquisitions, sales of assets             CASE-BY-CASE
etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and WFB will vote
against proposals that provide for them.                                                 AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

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Confidential Voting

WFB will vote for proposals to adopt confidential voting.                                FOR

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Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting
abstentions and broker non-votes in their vote tabulations and to eliminate              AGAINST
the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions
(including mergers, article amendments, and option plans) from one-half to
one-third of issued capital (although such resolutions would still require               AGAINST
two-thirds majority of votes cast).

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Equal Access to the Proxy

WFB will vote against proposals that would allow significant company
shareholders equal access to management's proxy material in order to evaluate            AGAINST
and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases AGAINST would require disclosure of confidential business information.

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Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of            FOR
the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for
a change in the location or date of annual meetings as no date or location               AGAINST
proposed will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce the quorum necessary
for shareholders' meetings, subject to a minimum of a simple majority of the             FOR
company's outstanding voting shares.

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Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory                AGAINST
committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

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Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed                FOR
solely to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However, amendments that have a material effect on shareholder's rights will
be considered on a case-by-case basis.                                                   CASE-BY-CASE

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Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case             CASE-BY-CASE
basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

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Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a                 CASE-BY-CASE
case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a
company would normally need during the course of a year. They may also allow             AGAINST
management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally
to any reverse split has potential adverse anti-takeover consequences.                   FOR
However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

WFB will generally vote in favor of forward stock splits.                                FOR

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Dividends                                                                                FOR

WFB will vote for proposals to allocate income and set dividends.

WFB will also vote for proposals that authorize a dividend reinvestment
program as it allows investors to receive additional stock in lieu of a cash             FOR
dividend.

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, WFB will vote against the
proposal.                                                                                AGAINST

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to
determine how to allocate corporate earnings or set dividends.                           AGAINST

In addition, WFB will vote for proposals to set director fees.                           FOR

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Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.                     FOR

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Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases
where the company expressly states that the stock will not be used as a                  FOR
takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, WFB will vote against proposals to authorize or issue
preferred stock if the board has asked for the unlimited right to set the                AGAINST
terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other
shareholders.                                                                            AGAINST

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire
placements).                                                                             FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend
rate of preferred stock.                                                                 CASE-BY-CASE

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Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of                 CASE-BY-CASE
shares on a case-by-case basis.

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Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights.                    FOR
Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current
issued capital. In addition, WFB will vote for issuance requests without                 FOR
preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

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Share Repurchase Plans
                                                                                         FOR
WFB will vote for share repurchase plans, unless:

o        there is clear evidence of past abuse of the authority; or                      AGAINST

o        the plan contains no safeguards against selective buy-backs.                    AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

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Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director
compensation plans, with the view that viable compensation programs reward               CASE-BY-CASE
the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

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WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to
an allowable cap. The allowable cap is industry-specific, market cap-base,               FOR
and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan.

Among the plan features that may result in a vote against the plan are:                  CASE-BY CASE

o   plan administrators are given the authority to reprice or replace underwater
    options;                                                                             AGAINST

WFB will evaluate shareholder proposals requiring performance-based stock
options on a case-by-case basis.                                                         CASE-BY CASE

WFB will vote against shareholder proposals asking the company to expense stock
options. WFB is not opposed to the concept. However, we currently lack an                AGAINST
appropriate accounting treatment for it at present.

WFB will generally vote against shareholder proposals to ban future stock
option grants to executives. This may be supportable in extreme cases where a            AGAINST
company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

WFB will vote against shareholder proposals asking companies to adopt full
tenure holding periods for their executives. Indications are that such holding           AGAINST
periods encourage executives to leave the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that (a)
place a cap on annual grants or amend administrative features, and (b) add               CASE-BY-CASE
performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that
provide directors with the option of taking all or a portion of their cash               CASE-BY-CASE
compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.                              FOR

                Specifically in Japan, WFB will vote against option plans/grants to directors or employees of "related companies," even though they meet our
criteria for dilution and exercise price, without adequate disclosure and                AGAINST
justification.

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts
that exceed the Combined Code's recommendation of one-year. (The exceptions to           AGAINST
the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

WFB will evaluate compensation proposals (Tax Havens) requesting share option            CASE-BY-CASE
schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

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Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable
companies qualify for a tax deduction under the provisions of Section 162(m)             FOR
of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and
statutory auditors who are retiring from the board will be considered on a               CASE-BY-CASE
case-by-case basis.

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Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

o   the proposal is embedded in an executive or director compensation plan that          FOR
    is contrary to guidelines

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Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report
on their executive retirement benefits (deferred compensation, split-dollar life         FOR
insurance, SERPs, and pension benefits.

                                      B-15

WFB will evaluate shareholder proposals requiring shareholder approval of
extraordinary pension benefits for senior executives under the company's SERP on         CASE-BY-CASE
a case-by-case basis.

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director pay, or (b) seek to limit executive
and director pay.                                                                        AGAINST

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Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or              FOR
tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may
encourage management to consider takeover bids more fully and may also                   CASE-BY-CASE
enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

o arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
o   guarantees of benefits if a key employee voluntarily terminates;
o   guarantees of benefits to employees lower than very senior management; and
o   indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in
a management-led buyout.                                                                 AGAINST

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Reincorporation

WFB will evaluate a change in a company's state of incorporation on a
case-by-case basis. WFB will analyze the valid reasons for the proposed move,            CASE-BY-CASE
including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will
examine reincorporations on a case-by-case in light of these statutes and in             CASE-BY-CASE
light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay
and labor contract provisions, and anti-greenmail provisions in the context              CASE-BY-CASE
of a state's corporate governance laws on a case-by-case basis.

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WFB will evaluate shareholder proposals requiring offshore companies to reincorporate into the CASE-BY-CASE United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

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Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider                 AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of
constituencies other than shareholders in the process of corporate decision              FOR
making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

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Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case                CASE-BY-CASE
basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

o    anticipated financial and operating benefits;
o    offer price (cost versus premium);
o    prospects for the combined companies;
o    how the deal was negotiated;
o    changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a minority of the combined company's outstanding voting power, and whether a
reputable financial advisor was retained in order to ensure the protection of            CASE-BY-CASE
shareholders' interests.

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above
factors in determining what is in the best interests of shareholders.                    CASE-BY-CASE
Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

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Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights              FOR
of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

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Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

o   eliminating the need for annual meetings of mutual fund shareholders;
o   entering into or extending investment advisory agreements and management contracts;
o   permitting securities lending and participation in repurchase agreements;            FOR
o   changing fees and expenses; and
o   changing investment policies.


An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.
Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.
As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934;
and the federal Investment Company Act of 1940.

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Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by
shareholders as their impact on share value can rarely be anticipated with               AGAINST
any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

o   Energy and Environment
o   Repressive Regimes and Foreign Labor Practices (South Africa, Northern
    Ireland, China)
o   Military Business
o   Maquiladora Standards & International Operations Policies
o   World Debt Crisis
o   Equal Employment Opportunity & Discrimination
o   Animal Rights
o   Product Integrity and Marketing
o   Human Resources Issues
o   Political and Charitable Contributions

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